UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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Kaiser Aluminum Corporation
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Kaiser Aluminum Corporation
27422 Portola Parkway, Suite 200
Foothill Ranch, CA 92610-2831

April 19, 2016

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Kaiser Aluminum Corporation to be held at the company's corporate office, located at 27422 Portola Parkway, Suite 200, Foothill Ranch, California 92610, on Thursday, May 26, 2016, at 9:00 a.m., local time.

During the Annual Meeting, stockholders will consider and vote upon (i) the election of three members to the board of directors, (ii) the approval, on a non-binding, advisory basis, of the compensation of our named executive officers, (iii) the approval of the Kaiser Aluminum Corporation 2016 Equity and Performance Incentive Plan, (iv) the amendment of our amended and restated certificate of incorporation to implement a successor tax asset protection provision to preserve certain tax benefits primarily associated with our net operating losses, (v) the ratification of the adoption of our tax asset protection plan, and (vi) the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2016. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe fully the formal business to be transacted at the Annual Meeting.

While the company does not expect to make a separate presentation, certain directors and officers will be present at the Annual Meeting and will be available to respond to any questions you may have.

Whether or not you plan to attend the Annual Meeting, we urge you to review carefully the accompanying material and to vote by proxy without delay. To do so, please submit your voting instructions over the Internet or by telephone as indicated on the enclosed proxy card or by completing, signing and dating the enclosed proxy card and returning it by mail in the accompanying envelope. If you attend the Annual Meeting, you may vote in person even if you have previously submitted your voting instructions over the Internet, by telephone or by mail.

Sincerely,

Jack A. Hockema
Chief Executive Officer and Chairman of the Board

Kaiser Aluminum Corporation
27422 Portola Parkway, Suite 200
Foothill Ranch, CA 92610-2831

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 26, 2016

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Kaiser Aluminum Corporation will be held at the company's corporate office, located at 27422 Portola Parkway, Suite 200, Foothill Ranch, California 92610, on Thursday, May 26, 2016, at 9:00 a.m., local time, for the following purposes:

(1)	To elect three members to our board of directors for three-year terms to expire at our 2019 annual meeting of stockholders;

(2)	To approve, on a non-binding, advisory basis, the compensation of our named executives officers as disclosed in the accompanying Proxy Statement;

(3)	To approve the Kaiser Aluminum Corporation 2016 Equity and Performance Incentive Plan;

(4)
To amend our amended and restated certificate of incorporation to implement a successor tax asset protection provision to preserve certain tax benefits primarily associated with our net operating losses;

(5)	To ratify the adoption of our tax asset protection plan;

(6)	To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2016; and

(7)	To consider such other business as may properly come before the Annual Meeting or any adjournments thereof.

Information concerning the matters to be acted upon at the Annual Meeting is set forth in the accompanying Proxy Statement.

The close of business on April 8, 2016 has been fixed as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

We urge stockholders to vote by proxy by submitting voting instructions over the Internet or by telephone as indicated on the enclosed proxy card or by completing, signing and dating the enclosed proxy card and returning it by mail in the accompanying envelope, which does not require postage if mailed in the United States.

By Order of the Board of Directors

John M. Donnan
Executive Vice President - Legal,
Compliance and Human Resources

April 19, 2016
Foothill Ranch, California

Kaiser Aluminum Corporation
27422 Portola Parkway, Suite 200
Foothill Ranch, CA 92610-2831

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 26, 2016
_________________________________________________
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 26, 2016: The Proxy Statement and our Annual Report to Stockholders are available at www.envisionreports.com/kalu.

GENERAL QUESTIONS AND ANSWERS

Q:	When is the Proxy Statement being sent to stockholders and what is its purpose?

A:	This Proxy Statement is first being sent to our stockholders on or about April 25, 2016 at the direction of our board of directors in order to solicit proxies for our use at the Annual Meeting.

Q:	When is the Annual Meeting and where will it be held?

A:	The Annual Meeting will be held on Thursday, May 26, 2016, at 9:00 a.m., local time, at our corporate office, located at 27422 Portola Parkway, Suite 200, Foothill Ranch, California 92610.

Q:	Who may attend the Annual Meeting?

A:	All of our stockholders may attend the Annual Meeting.

Q:	Who is entitled to vote?

A:	Stockholders as of the close of business on April 8, 2016 are entitled to vote at the Annual Meeting. Each share of our common stock is entitled to one vote.

Q:	On what am I voting?

A:	You will be voting on:

•	The election of three members to our board of directors to serve until our 2019 annual meeting of stockholders;

•	The approval, on a non-binding, advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement;

•	The approval of the Kaiser Aluminum Corporation 2016 Equity and Performance Incentive Plan, which we refer to as the 2016 Plan and a copy of which is attached as Appendix A to this Proxy Statement;

•
The amendment of our amended and restated certificate of incorporation to implement a successor tax asset protection provision to preserve certain tax benefits primarily associated with our net operating losses;

•	The ratification of our tax asset protection plan; and

•	The ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2016; and

•	Such other business as may properly come before the Annual Meeting or any adjournments.

Q:	How does the board of directors recommend that I vote?

A:	The board of directors recommends that you vote your shares:

•	"FOR ALL" the director nominees identified in "Proposals Requiring Your Vote - Proposal 1 - Election of Directors" below;

•	"FOR" the approval of the compensation of our named executive officers as disclosed in this Proxy Statement;

•	"FOR" the approval of the Kaiser Aluminum Corporation 2016 Equity and Performance Incentive Plan;

•
"FOR" the amendment of our amended and restated certificate of incorporation to implement a successor tax asset protection provision to preserve certain tax benefits primarily associated with our net operating losses;

•	"FOR" the ratification of our tax asset protection plan; and

•	"FOR" the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2016.

Q:	How can I vote?

A:	You can vote in person at the Annual Meeting or you can vote prior to the Annual Meeting by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy without delay.

Q:	How do I vote by proxy?

A:	If you choose to vote your shares by proxy, you have the following options:

•
Over the Internet: You can vote over the Internet at the website shown on your proxy card. Internet voting will be available 24 hours a day, seven days a week, until 11:59 p.m., Eastern Time, on Wednesday, May 25, 2016.

•
By telephone: You can vote by telephone by calling the toll-free number shown on your proxy card. Telephone voting will be available 24 hours a day, seven days a week, until 11:59 p.m., Eastern Time, on Wednesday, May 25, 2016.

•	By mail: You can vote by mail by completing, signing and dating your proxy card and returning it in the enclosed prepaid envelope.

Q:	I want to attend the Annual Meeting and vote in person. How do I obtain directions to the Annual Meeting?

A:	You may obtain directions to the Annual Meeting by calling us at (949) 614-1740.

Q:	What constitutes a quorum?

A:
As of April 8, 2016, the record date, 17,984,080 shares of our common stock were issued and outstanding. A majority of these shares present or represented by proxy will constitute a quorum for the transaction of business at the Annual Meeting. If you properly vote by proxy by submitting your voting instructions over the Internet, by telephone or by mail, then your shares will be counted as part of the quorum. Abstentions or votes that are withheld on any matter will be counted towards a quorum but will be excluded from the vote relating to the particular matter under consideration. Broker non-votes are counted towards a quorum but are excluded from the vote with respect to the matters for which they are applicable. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. Among our proposals, brokers will have discretionary voting power only with respect to the proposal to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2016.

Q:	What are the voting requirements for the proposals?

A:	There are different voting requirements for the proposals.

•
Each director will be elected by an affirmative vote of the majority of the votes cast with respect to the director in an uncontested election. If an incumbent director nominee receives a greater number of votes cast against his or her election than in favor of his or her election (excluding abstentions) in an uncontested election, the nominee must promptly tender his or her resignation, and the board of directors will decide, through a process managed by the nominating and corporate governance committee, whether to accept the resignation, taking into account its fiduciary duties to our company and our stockholders. The board of director's explanation of its decision will be promptly disclosed in a Form 8-K furnished to the Securities and Exchange Commission. An election of directors is considered to be contested if there are more nominees for election than positions on the board of directors to be filled by election at the meeting of stockholders. In the event of a contested election, each director will be elected by a plurality vote of the votes cast at such meeting. The election of directors at the Annual Meeting is uncontested.

•
The approval of the holders of a majority of the total number of outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and actually voted on the proposal is necessary (1) to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement, (2) to approve the 2016 Plan, (3) to ratify the adoption of our tax asset protection plan, and (4) to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2016. If you abstain from voting on the proposal to approve the compensation of our named executive officers as disclosed in this Proxy Statement, the proposal to approve the 2016 Plan, to ratify the adoption of our tax asset protection plan, and/or the proposal to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2016, your shares will not be counted in the vote for such proposal(s) and will have no effect on the outcome of the vote.

•
The affirmative vote of the holders of at least a majority of the total number of outstanding shares of our common stock entitled to vote at the Annual Meeting is required to approve the amendment to our amended and restated certificate of incorporation to implement a successor tax asset protection provision. If you abstain from voting on the proposal to amend our amended and restated certificate of incorporation, your shares will effectively be a vote against that proposal.

Q:	If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A:
As discussed above, among our proposals, brokers will have discretionary voting power only with respect to the proposal to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2016. To be sure your shares are voted, you should instruct your broker to vote your shares using the instructions provided by your broker.

Q:	What will happen if the compensation of the company's named executive officers is not approved by the stockholders?

A:
Because this is an advisory vote, our board of directors and compensation committee will not be bound by the approval of, or the failure to approve, the executive compensation of our named executive officers as disclosed in this Proxy Statement. The board of directors and the compensation committee, however, value the opinions that our stockholders express in their votes and will consider the outcome of the vote when determining future executive compensation programs.

Q:	What will happen if the 2016 Plan is not approved by the stockholders?

A:
Our existing equity incentive plan, the Kaiser Aluminum Corporation Amended and Restated 2006 Equity and Performance Incentive Plan (the "2006 Plan"), expires on July 6, 2016. If the 2016 Plan is not approved by our stockholders, we will not be able to grant equity awards as part of our incentive compensation programs in the coming years. The inability to grant equity awards as part of our incentive compensation programs (1) could make it difficult to retain employees, attract employees from companies that have equity compensation programs and compete for talent against competitors that have equity compensation programs and (2) may compel us to increase the cash component of employee compensation, thereby undermining the structure and objectives of our compensation programs, which include the alignment of the interests of our senior management with those of our stockholders.

In addition, stockholder approval of the 2016 Plan would provide us with the flexibility to grant awards that qualify for the performance-based exclusion from the deduction limitations under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Section 162(m) generally limits the deductibility of compensation in excess of $1 million paid to our principal executive officer and our next three highest-paid executive officers, other than the principal financial officer, unless certain criteria are satisfied.

Q:	What will happen if the proposed amendment of our amended and restated certificate of incorporation is not approved by stockholders?

A:
If the amendment of our amended and restated certificate of incorporation to implement a successor tax asset protective provision is not approved by stockholders at the Annual Meeting, the amendment will not become effective. The successor tax asset protective provision, like the existing tax asset protective provision in our amended and restated certificate of incorporation, is designed to prevent certain transfers of our common stock that could significantly limit our ability to utilize our net operating loss ("NOL") carryforwards and other tax attributes (collectively, "Tax Benefits") to offset otherwise taxable income. If the amendment does not become effective, the existing tax asset protective provision will expire on July 6, 2016.

Q:	What will happen if our tax asset protection plan is not ratified by stockholders?

A:
If our tax asset protection plan is not ratified by stockholders at the Annual Meeting, our tax asset protection plan, which is designed to deter transfers of our common stock that could significantly limit our ability to use our Tax Benefits to offset otherwise taxable income, will expire the day following the certification of the voting results of the Annual Meeting.

Q:	What will happen if the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2016 is not ratified by the stockholders?

A:
Pursuant to the audit committee charter, the audit committee of our board of directors has sole authority to appoint our independent registered public accounting firm, and the audit committee will not be bound by the ratification of, or failure to ratify, the selection of Deloitte & Touche LLP. The audit committee will, however, consider any failure to ratify the selection of Deloitte & Touche LLP in connection with the appointment of our independent registered public accounting firm the following year.

Q:	Can I change my vote after I give my proxy?

A:	Yes. If you vote by proxy, you can revoke that proxy at any time before voting takes place at the Annual Meeting. You may revoke your proxy by:

•voting again over the Internet or by telephone no later than 11:59 p.m., Eastern Time, on Wednesday, May 25, 2016;

•submitting a properly signed proxy card with a later date;

•	delivering, no later than 5:00 p.m., Eastern Time, on Wednesday, May 25, 2016, written notice of revocation to our Secretary, c/o Computershare, P.O. Box 43126, Providence, Rhode Island 02940-5138; or

•	attending the Annual Meeting and voting in person.

Your attendance alone will not revoke your proxy. To change your vote, you must also vote in person at the Annual Meeting. If you instruct a broker to vote your shares, you must follow your broker's directions for changing those instructions.

Q:	What does it mean if I receive more than one proxy card?

A:	If you receive more than one proxy card, it is because your shares are held in more than one account. You must vote each proxy card to ensure that all of your shares are voted at the Annual Meeting.

Q:	Who will count the votes?

A:	Representatives of Computershare, our transfer agent, will tabulate the votes and act as inspectors of election.

Q:	How much will this proxy solicitation cost?

A:
We have hired MacKenzie Partners, Inc. to assist us in the distribution of proxy materials and solicitation of votes at a cost not to exceed $10,000, plus out-of-pocket expenses. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of our common stock. Our officers and regular employees may also solicit proxies, but they will not be specifically compensated for these services. In addition to the use of the mail, proxies may be solicited personally or by telephone by our employees or by MacKenzie Partners.

PROPOSALS REQUIRING YOUR VOTE

Proposal 1 - Election of Directors

General

Our board of directors currently has 10 members, consisting of our Chief Executive Officer and nine independent directors. Our current directors are:

Carolyn Bartholomew	Lauralee E. Martin

David Foster	Alfred E. Osborne, Jr., Ph.D.

L. Patrick Hassey	Jack Quinn

Jack A. Hockema	Thomas M. Van Leeuwen

Teresa A. Hopp	Brett E. Wilcox

Mr. Hockema, our Chief Executive Officer, serves as our Chairman of the Board, and Dr. Osborne serves as our Lead Independent Director.

Our board of directors represents a breadth of experience and diversity in perspective and background, as reflected in the summary of their collective qualifications below. Additionally, our directors have a broad range of tenures, from less than two years to almost 10 years of service. This balances institutional knowledge and experience with new perspectives and ideas, as well as ensures smooth succession over time.

Experience/Qualifications	Bartholomew	Foster	Hassey	Hockema	Hopp	Martin	Osborne	Quinn	Van Leeuwen	Wilcox
Board of Directors	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Leadership / Management	✓	✓	✓	✓	✓	✓		✓		✓
Aluminum Industry		✓	✓	✓						✓
Economic, Regulatory and/or Policy	✓	✓	✓	✓		✓	✓	✓	✓	✓
Labor / Talent Management & Development	✓	✓	✓	✓	✓	✓	✓	✓		✓
Financial / Investment	✓	✓	✓	✓	✓	✓	✓		✓	✓

Our amended and restated certificate of incorporation and bylaws provide for a classified board of directors consisting of three classes. The term of our Class I directors expires at this year's annual meeting of stockholders; the term of our Class II directors will expire at the 2017 annual meeting of stockholders; and the term of our Class III directors will expire at the 2018 annual meeting of stockholders.

The nominating and corporate governance committee of our board of directors has recommended, and our board of directors has approved, the nomination of the three nominees listed below. The nominees have indicated their willingness to serve as members of the board of directors if elected; however, in case any nominee becomes unavailable for election to the board of directors for any reason not presently known or contemplated, the proxy holders have discretionary authority to vote proxies for a substitute nominee. Proxies cannot be voted for more than three nominees.

The board of directors recommends a vote "FOR ALL" of the persons nominated by the board of directors.

Nominees for Class I Directors

Set forth below is information about the Class I director nominees, including their ages, present principal occupations, other business experiences, directorships in other public companies, membership on committees of our board of directors, and reasons why each individual nominee's specific experience, qualifications, attributes or skills led the nominating and corporate governance committee to recommend and our board of directors to conclude that the nominee should serve as a director of the company.

Alfred E. Osborne, Jr., Ph.D., 71, has served as a director of Kaiser since July 2006. Dr. Osborne has been the Senior Associate Dean at the UCLA Anderson School of Management since July 2003 and a Professor of Global Economics and Management since July 2008. Dr. Osborne was previously an Associate Professor of Global Economics and Management and served as the Director of the Harold and Pauline Price Center for Entrepreneurial Studies at the UCLA Anderson School of Management. Dr. Osborne has served on the board of directors of First Pacific Advisor's Source Capital Inc. Fund, Paramount Fund, and Perennial Fund since August 2013, of First Pacific Advisor's International Value Fund since August 2011, of First Pacific Advisor's New Income Fund, Capital Fund, and Crescent Fund since December 1999, of Nuverra Environmental Solutions, Inc. (formerly Heckmann Corporation), an environmental services company, since August 2007, and of Wedbush, Inc., a financial services and investment firm, since January 1998. Dr. Osborne also previously served on the board of directors of AFH Acquisition VII, Inc., EMAK Worldwide, Inc., K2, Inc. and Nordstrom, Inc. Dr. Osborne serves on the audit, executive, and nominating and corporate governance committees of our board of directors and is our Lead Independent Director. Dr. Osborne has served on many boards and board committees of public companies and investment funds over a more than 25-year period. During that time, Dr. Osborne worked extensively on the development of board and director best practices, as well as director training and governance programs sponsored by the UCLA Anderson School of Management. Dr. Osborne was one of the original directors selected by a search committee consisting of our creditors (referred to herein as the "search committee") to serve as a director of our company upon our emergence from chapter 11 bankruptcy in 2006 and was selected because of his public company experience and governance background. During his service on our board of directors, Dr. Osborne has gained an understanding of our company and the environment in which we operate. Dr. Osborne's experience as a director of public companies, as a member of various board committees of public companies, and as an educator in the fields of business management and corporate governance allow him to draw on his experience and offer guidance to our board of directors and management on issues that affect our company, including governance and board best practices.

Jack Quinn, 65, has served as a director of Kaiser since July 2006. Mr. Quinn has been the President of Erie Community College in Buffalo, New York since April 2008. From September 2013 to December 2013, Mr. Quinn was Commissioner of the Tax Relief Commission, which was formed to investigate and explore methods to reduce taxes for New York residents under the state's 2014 budget plan. From January 2013 to March 2013, Mr. Quinn was Commissioner of the Hurricane Sandy Task Force for the State of New York, assisting the state in securing federal funding for the repairs of damages caused by Hurricane Sandy. Mr. Quinn was previously the President of Cassidy & Associates, a government relations firm which assists clients promoting policy and appropriations objectives in Washington, D.C. with a focus on transportation, aviation, railroad, highway, infrastructure, corporate and industry clients. Mr. Quinn served as a United States Congressman for the state of New York. While in Congress, Mr. Quinn was Chairman of the Transportation and Infrastructure Subcommittee on Railroads. He was also a senior member of the Transportation Subcommittees on Aviation, Highways and Mass Transit. In addition, Mr. Quinn was Chairman of the Executive Committee in the Congressional Steel Caucus. Prior to his election to Congress, Mr. Quinn served as supervisor of the town of Hamburg, New York. Mr. Quinn has served as a trustee of the AFL-CIO Housing Investment Trust since 2005. Mr. Quinn serves on the compensation and nominating and corporate governance committees of our board of directors. Mr. Quinn was selected by the search committee to serve as a director of our company upon our emergence from chapter 11 bankruptcy in 2006 because of his background and experience in Washington, D.C. Mr. Quinn was designated by the United Steel, Paper and Foresting, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union, AFL-CIO, CLC (referred to herein as the "USW") as a director candidate in connection with the search process, and pursuant to the terms of the Director Designation Agreement described under "Corporate Governance - Director Designation Agreement," Mr. Quinn was designated by the USW as a director candidate in connection with our 2007, 2010 and 2013 annual meetings of stockholders and again in 2016 in connection with the Annual Meeting. During his service on our board of directors, Mr. Quinn has gained an understanding of our company and the environment in which we operate. Mr. Quinn's experience in Washington, D.C., including as a U.S. Congressman, and his working relationship with the USW allow him to offer guidance and insight to our board of directors and management regarding government relations, policy and appropriations for defense and other government funded programs that utilize our products and labor relations.

Thomas M. Van Leeuwen, 59, has served as a director of Kaiser since July 2006. Prior to his retirement, Mr. Van Leeuwen served as a Director - Senior Equity Research Analyst for Deutsche Bank Securities Inc. Mr. Van Leeuwen also previously served as a Director - Senior Equity Research Analyst for Credit Suisse First Boston and as First Vice President of Equity Research with Lehman Brothers. Mr. Van Leeuwen held the positions of research analyst with Sanford C. Bernstein & Co., Inc. and systems analyst with The Procter & Gamble Company. Mr. Van Leeuwen is also a Chartered Financial Analyst. Mr. Van Leeuwen serves on the audit, compensation, executive, and nominating and corporate governance committees of our board of directors. Mr. Van Leeuwen was selected by the search committee to serve as a director of our company upon our emergence from chapter 11 bankruptcy in 2006 because of his experience working with investment banks, including as an analyst in the aluminum industry. Mr. Van Leeuwen's experience as an equity research analyst and service as a director of our company since

2006 allow him to provide guidance and insight to our board of directors and management with respect to financial analyses of our company, whether generated internally or externally, as well as other financial issues, and with respect to the investment community's understanding of our company.

Continuing Directors

Set forth below is information about our continuing directors, including their ages, present principal occupations, other business experiences, directorships in other public companies, membership on committees of our board of directors, and reasons why each individual director's specific experience, qualifications, attributes or skills led our board of directors to conclude that the director should serve on our board of directors.

Class II Directors

Carolyn Bartholomew, 58, has served as a director of Kaiser since June 2007. Ms. Bartholomew has served as Commissioner of the U.S.-China Economic and Security Review Commission since April 2003 and its Vice-Chairman since January 2016. In addition, from October 2012 to April 2014, Ms. Bartholomew also served as Vice President - Development and Corporate Initiatives of the Blue Green Alliance, a partnership between labor unions and environmental organizations formed to increase support for building a more efficient and more competitive sustainable American clean economy. In that role, she developed strategies for funding and initiatives to create and strengthen relationships between business and the labor and environmental communities on issues of shared interest. She is also a Visiting Professor at Antioch University New England. Ms. Bartholomew also served as Legislative Director, District Director and Chief of Staff to Congresswoman Nancy Pelosi. Ms. Bartholomew serves on the audit and nominating and corporate governance committees of our board of directors. Pursuant to the terms of the Director Designation Agreement, Ms. Bartholomew was designated by the USW to fill a vacancy on our board of directors in 2007, and Ms. Bartholomew was designated by the USW as a director candidate in connection with our 2008, 2011 and 2014 annual meetings of stockholders. Ms. Bartholomew's experience in Washington, D.C., and with the U.S.-China Economic and Security Review Commission and the Blue Green Alliance, allow her to provide guidance and insight to our board of directors and management regarding government relations, policy and appropriations for defense and other government funded programs that utilize our products, and our efforts to expand into Chinese markets and effectively compete with Chinese manufacturers, as well as environmental, regulatory and labor initiatives potentially impacting U.S.-based manufacturers.

Jack A. Hockema, age 69, our Chief Executive Officer, serves as Chairman of the Board and serves on the executive committee of our board of directors. For information as to Mr. Hockema, see "Executive Officers" below. Mr. Hockema's substantial experience with our company and in the metals industry allows him to provide a unique perspective to our board of directors regarding our business and strategic direction for our company.

Lauralee E. Martin, 65, has served as a director of Kaiser since September 2010. Ms. Martin has served as Chief Executive Officer and President of HCP, Inc., a real estate investment trust focusing on properties serving the healthcare industry, since October 2013. Ms. Martin also serves as a member of HCP, Inc.’s board of directors, and, since October 2015, as a member of ABM Industries, Inc.’s board of directors. Prior to joining HCP, Inc., Ms. Martin served as Chief Executive Officer of the Americas Division of Jones Lang LaSalle, Inc., a financial and professional services firm specializing in real estate services and investment management, from January 2013 to October 2013. Prior to that, Ms. Martin served as Executive Vice President and Chief Financial Officer of Jones Lang LaSalle since January 2002 and was appointed Chief Operating and Financial Officer in October 2005. She joined Jones Lang LaSalle after 15 years with Heller Financial, Inc., a commercial finance company with international operations, where she was Vice President, Chief Financial Officer, Senior Group President, and President of the Real Estate group. Prior to joining Heller Financial, Ms. Martin held certain senior management positions with General Electric Credit Corporation. She was a member of the board of directors of each of Jones Lang LaSalle, Inc. from October 2005 to October 2013, Key Corp, a bank holding company, from December 2003 to November 2010, Gables Residential Trust, a real estate investment trust, and Heller Financial. Ms. Martin serves on the audit, compensation, and talent development committees of our board of directors. Having served as both the chief financial officer and the head of the real estate lending group at Heller Financial and having served as the chief operating and financial officer for Jones Lang LaSalle for more than seven and 12 years, respectively, as well as having served as the Chief Executive Officer of the Americas division of Jones Lang LaSalle, Inc. and being the Chief Executive Officer of HCP, Inc., Ms. Martin has significant experience in all aspects of corporate financial and operational matters, including the oversight of complex financial, accounting and corporate infrastructure functions. Her service as a member of the boards of directors of two real estate investment trusts and a major bank holding company have reinforced those qualifications and also have deepened her expertise in corporate governance and matters relating to the Sarbanes-Oxley Act. Ms. Martin also has a deep foundation in evaluating acquisition opportunities, managing banking relationships and investor relations. Ms. Martin's experience and background, qualification as an audit committee financial expert, and understanding of our company's financial statements allow her to provide guidance and insight to our board of directors and management regarding business, strategic, accounting and financial issues.

Brett E. Wilcox, 62, has served as a director of Kaiser since July 2006. Mr. Wilcox has been an active investor in, on the board of directors of, or an executive consultant for, a number of metals and energy companies since 2005. From June 2005 to December 2011, Mr. Wilcox served as Chief Executive Officer of Summit Power Alternative Resources where he managed the development of wind generation and new energy technologies. Prior to that, Mr. Wilcox served as Chief Executive Officer of Golden Northwest Aluminum Company and its predecessors. Mr. Wilcox has also served as Executive Director of Direct Services Industries, Inc., a trade association of large aluminum and other energy-intensive companies; an attorney with Preston, Ellis & Gates in Seattle, Washington; Vice Chairman of the Oregon Progress Board; Chairman of the Oregon Economic and Community Development Commission; a member of the Oregon Governor's Comprehensive Review of the Northwest Regional Power System; and a member of the Oregon Governor's Task Forces on structure and efficiency of state government, employee benefits and compensation, and government performance and accountability. Mr. Wilcox serves on the audit, compensation, executive, and talent development committees of our board of directors. Mr. Wilcox was selected by the search committee to serve as a director of our company upon our emergence from chapter 11 bankruptcy in 2006 because of his business and financial background and experience, including his experience as the Chief Executive Officer of Golden Northwest Aluminum Company and its predecessors, his experience working successfully with the USW and his experience in the power industries, and because of his qualification as an audit committee financial expert. Mr. Wilcox was designated by the USW as a director candidate in connection with the search process, and, pursuant to the terms of the Director Designation Agreement, Mr. Wilcox was designated by the USW as a director candidate in connection with our 2008, 2011 and 2014 annual meetings of stockholders. Mr. Wilcox's experience as a chief executive officer, his financial expertise and his working relationship with the USW allow him to offer guidance and insight to our board of directors and management on business, finance, strategic and labor issues.

Class III Directors

David Foster, 68, has served as a director of Kaiser since June 2009. Mr. Foster has been Senior Advisor to the Office of the Secretary of the U.S. Department of Energy since June 2014. Prior to that, Mr. Foster was Executive Director of Blue Green Alliance, a strategic national partnership between labor unions and environmental organizations to expand the job-creating potential of the green economy and improve the rights of workers at home and around the world, from June 2006 to June 2014 and an adjunct faculty member of the University of Minnesota from January 2003 to June 2014. Mr. Foster was also previously a director of the USW for District #11. Mr. Foster has been a member of the board of directors of Evraz North America, d/b/a Oregon Steel Manufacturing, a subsidiary of Evraz, a global steel company, since June 2006. Mr. Foster serves on the nominating and corporate governance and talent development committees of our board of directors. Pursuant to the terms of the Director Designation Agreement described below, Mr. Foster was designated by the USW as a director candidate in connection with our 2009, 2012, and 2015 annual meetings of stockholders. However, his experience with our company exceeds 18 years and includes his role as the primary USW negotiator of our master labor agreement with the USW. Mr. Foster's extensive labor experience representing the USW and with the Blue Green Alliance allow him to provide guidance and insight to our board and management regarding labor relations, including with the USW, relations with our hourly workforce, the impact of environmental and regulatory initiatives on US based manufacturers and sustainability.

L. Patrick Hassey, 70, has served as a director of Kaiser since September 2014. Prior to his retirement in May 2011, Mr. Hassey served as Chairman and Chief Executive Officer of Allegheny Technologies Incorporated ("ATI"), a global leader in the production of specialty materials for the aerospace, chemical and oil and gas industries, where he was elected to the board of directors in July 2003, appointed as the President and Chief Executive Officer in October 2003, and became Chairman in May 2004. Mr. Hassey served as ATI's President until August 2010. Before joining ATI, Mr. Hassey served as Executive Vice President and as a member of the corporate executive committee of Alcoa, as Executive Vice President of Alcoa and Group President of Alcoa Industrial Components, and as Executive Vice President of Alcoa and President of Alcoa Europe, Inc. Mr. Hassey is a member of the board of directors of Ryder System, Inc., a global leader of transportation and supply chain management solutions, where he is chairman of the compensation committee and a member of the corporate governance and nominating committees, and of Alpha Natural Resources, one of America's leading producers of coal, where he is chairman of the compensation committee and a member of the audit committee. Mr. Hassey serves on the compensation and talent development committees of our board of directors. Mr. Hassey’s extensive experience and background and qualification as a chief executive officer in the aluminum and specialty metal industries allows him to provide guidance and insight to our board of directors and management regarding business and strategic issues.

Teresa A. Hopp, 56, has served as a director of Kaiser and chair of the audit committee since July 2006. Prior to Ms. Hopp's retirement, she was the Chief Financial Officer for Western Digital Corporation, a hard disk drive manufacturer, where she also served as Vice President, Finance. Prior to that, Ms. Hopp was with Ernst & Young LLP, where she served as an audit partner for four years, managed audit department resource planning and scheduling, and served as internal education director and information systems audit and security director. Ms. Hopp also served on the board of directors of On Assignment, Inc and as its audit committee chair. Ms. Hopp serves on the audit, executive, and talent development committees of our board of directors. Ms. Hopp was selected by the search committee to serve as a director of our company upon our emergence from chapter 11 bankruptcy in 2006 because of her accounting and finance experience and background, including her prior experience with Ernst & Young, and because of her prior experience as a board member and audit committee chair. Ms. Hopp's experience and background, qualification as an audit committee financial expert, experience as a director of our company and chair of the audit committee of our board of directors since 2006, and understanding of our company's financial statements allow her to provide guidance and insight to our board of directors and management regarding accounting and financial issues.

Proposal 2 - Advisory Vote on Executive Compensation

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Exchange Act, we are asking stockholders to vote on a non-binding, advisory resolution regarding executive compensation. Our board of directors has adopted a policy to hold annual advisory votes on executive compensation until the next advisory vote on the frequency of stockholder votes on executive compensation at the 2017 annual meeting of stockholders, or until our board of directors determines to hold such advisory vote at a different frequency. The vote is not intended to address any specific component of our executive compensation program, but rather the overall compensation of our named executive officers as described in this Proxy Statement. The text of the resolution is as follows:

RESOLVED, that the compensation paid to the named executive officers of Kaiser Aluminum Corporation, as described in the proxy statement for the company's 2016 annual meeting of stockholders pursuant to Item 402 of Regulation S-K (which disclosure includes the "Executive Compensation - Compensation Discussion and Analysis" section and the Summary Compensation Table and other compensation tables and related narrative discussion within the "Executive Compensation" section), is hereby APPROVED.
As described in further detail in the "Executive Compensation - Compensation Discussion and Analysis" section of this Proxy Statement, or CD&A, our 2015 compensation structure was developed and designed to:

•	align the interest of our named executive officers and stockholders by tying a significant portion of compensation to enhancing stockholder return;

•	attract, motivate and retain highly experienced executives vital to our short-term and long-term success, profitability and growth;

•	deliver a mix of fixed and at-risk compensation with the portion of compensation at risk increasing with seniority; and

•	tie our executive compensation to our ability to pay and safety, quality, delivery, cost and individual performance.

The compensation of our named executive officers is targeted at the 50th to 65th percentile of our compensation peer group and, in 2015, consisted primarily of the following components:

•
a base salary targeted at the 50th percentile of our compensation peer group (1) compensating each named executive officer based on the level of responsibility, individual expertise and prior experience and (2) providing a fixed amount of cash compensation upon which our named executive officers can rely;

•
a short-term annual cash incentive targeted at the 50th percentile of our compensation peer group (1) payable only if our company achieves a certain adjusted earnings before interest, taxes, depreciation and amortization, or Adjusted EBITDA, performance goal determined using an economic value added, or EVA, calculation reflecting the adjusted pre-tax operating income, or PTOI, of our core Fabricated Products business less a capital charge calculated as a percentage of our adjusted net assets as more fully described below, and (2) adjusted based on (a) our safety performance based on our total case incident rate, or TCIR, which is the average number of work-related injuries incurred by 100 workers during a one-year period, (b) our quality performance based on our no-fault claim rate, (c) delivery performance based on our on-time delivery rate, (d) cost performance based on manufacturing efficiency, and (e) individual performance based on individual, facility, and/or functional performance; and

•
an equity-based, long-term incentive targeted at between the 50th and 65th percentile of our compensation peer group and designed to align compensation with the interests of our stockholders and to enhance retention of our named executive officers consisting of (1) restricted stock with three-year cliff vesting and (2) performance shares that vest, if at all, based on our total shareholder return, or TSR, over a three-year period compared to our peers in the S&P SmallCap 600 Materials Index.

We no longer maintain a defined benefit pension plan or retiree medical program that covers members of senior management. Retirement benefits to our senior management, including our named executive officers, are provided through a defined contribution retirement program consisting of a 401(k) plan (which we refer to as our Savings Plan) and a nonqualified and unsecured deferred compensation plan intended to restore benefits that would be payable to designated participants but for the limitations on benefit accruals and payments imposed by the Code (which we refer to as our Restoration Plan).

For 2015, approximately 75% of our Chief Executive Officer's target total compensation, and approximately 63% to 70% of the target total compensation of our other named executive officers, consisted of at-risk compensation, which we define as compensation that either (1) will be realized, if at all, only if certain financial performance levels are achieved as in the case of our annual short-term incentive and the portion of our long-term incentive consisting of performance shares or (2) is substantially impacted by the overall performance of the company as in the case of the portion of our long-term incentive compensation consisting of restricted stock.

Our compensation structure is also supported by our corporate governance practices, which further align the interests of senior management and our stockholders. The table below sets forth the best practice compensation features we have adopted.

Best Practice Compensation Features
What We Do ✓		What We Don't Do ✗
✓
DO align pay and performance by linking a significant portion of total compensation to company performance, including financial, safety, quality, delivery and cost performance, as well as individual performance
		✗	NO compensation or incentive that encourages unnecessary or excessive risk taking
✓	DO balance both short-term (one-year) and long-term (three-years) performance across our incentive programs	✗	NO repricing or buyout of "underwater" stock options or appreciation rights without stockholder approval
✓	DO enhance retention with time-based, three-year cliff vesting schedule for restricted stock awards	✗	NO pledging of our securities
✓	DO subject the vesting of 50% (64% for our CEO) of long-term incentive awards to performance targets based on relative TSR over a three-year performance period	✗	NO hedging or speculative transactions involving our securities
✓	DO maintain rigorous stock ownership guidelines (6x base salary for CEO and non-employee directors and 3x for executive officers)	✗	NO guaranteed payout for cash incentive compensation or equity grants
✓	DO maintain a clawback policy for both equity and cash awards	✗	NO excessive perquisites or other benefits
✓	DO cap payouts for awards under both of our short- and long-term incentive plans	✗	NO evergreen equity plan provisions
✓	DO strive to award incentive compensation that qualifies as performance-based compensation under Section 162(m) of the Code
✓	DO appoint a compensation committee comprised solely of independent directors
✓	DO use an independent compensation consultant

We urge our stockholders to review our CD&A which describes our compensation philosophy and programs in detail and to approve the compensation of our named executive officers. While this vote on executive compensation is non-binding and solely advisory in nature, our board of directors and the compensation committee value the opinions that our stockholders express in their votes and will consider the outcome of the vote when determining future executive compensation programs. At our 2015 annual meeting, the advisory vote on our executive compensation received the approval of 92% of the votes cast.

The board of directors recommends a vote "FOR" the approval of the compensation of our named executive officers as disclosed in this Proxy Statement.

Proposal 3 - Approval of the Kaiser Aluminum Corporation 2016 Equity and Incentive Compensation Plan

General
We are asking stockholders to approve the Kaiser Aluminum Corporation 2016 Equity and Incentive Compensation Plan, which we refer to as the 2016 Plan. On April 7, 2016, upon recommendation by the compensation committee of our board of directors, our board of directors unanimously approved and adopted, subject to the approval of our stockholders at the 2016 Annual Meeting of Stockholders, the 2016 Plan to replace the Kaiser Aluminum Corporation Amended and Restated 2006 Equity and Performance Incentive Plan, which we refer to as the 2006 Plan. The 2006 Plan was originally effective as of July 6, 2006. Our board of directors amended and restated the 2006 Plan in its entirety as of February 6, 2008, as of June 2, 2009, and as of March 1, 2010. Our board of directors again amended and restated the 2006 Plan following approval from our stockholders of such amendment and restatement effective as of June 8, 2010, and again as of February 8, 2012 and as of April 10, 2013.
The board of directors is recommending that our stockholders vote in favor of the 2016 Plan, which will succeed in its entirety the 2006 Plan. The 2016 Plan continues to afford the compensation committee of our board of directors the ability to design compensatory awards that are responsive to our needs and includes authorization for a variety of awards designed to advance our interests and long-term success by attracting, motivating and retaining our officers, other key employees and non-employee directors, as well as potentially certain non-employees who provide employee-type services to us.
If the 2016 Plan is approved by stockholders, it will be effective as of the day of the Annual Meeting, and no new awards will be granted under the 2006 Plan after that date. Outstanding awards under the 2006 Plan, however, will continue in effect in accordance with their terms. If the 2016 Plan is not approved by our stockholders, no awards will be made under the 2016 Plan, and the 2006 Plan will remain in effect, though, under its terms, no new awards may be made under the 2006 Plan after July 6, 2016.
Our principal reason for seeking approval of the 2016 Plan is to obtain stockholder approval of the shares of our common stock, par value $0.01 per share, available for awards under the 2016 Plan, as required by the rules of the Nasdaq Stock Market. Stockholder approval of the 2016 Plan is also intended to constitute approval of the material terms for “qualified performance-based compensation” under the 2016 Plan for purposes of Section 162(m) of the Code. Section 162(m) of the Code generally disallows a deduction for certain compensation paid to our Chief Executive Officer and certain other executive officers in a taxable year to the extent that compensation to a covered employee exceeds $1 million for such year. However, some types of compensation, including “qualified performance-based compensation” under Section 162(m) of the Code, are not subject to the deduction limit if the compensation satisfies the requirements of Section 162(m) of the Code. The deduction limit does not apply to compensation paid under a stockholder approved plan that meets certain requirements for “qualified performance-based compensation” under Section 162(m) of the Code. While we believe it is in the best interests of Kaiser and our stockholders to have the ability to potentially grant “qualified performance-based compensation” under Section 162(m) of the Code under the 2016 Plan, we may decide to grant compensation to covered employees that will not qualify as “qualified performance-based compensation” for purposes of Section 162(m) of the Code. Moreover, even if we intend to grant compensation that qualifies as “qualified performance-based compensation” for purposes of Section 162(m) of the Code under the 2016 Plan, we cannot guarantee that such compensation will so qualify or ultimately will be deductible by us.
Generally, compensation attributable to stock options, appreciation rights and other performance-based awards may be deemed to qualify as “qualified performance-based compensation” under Section 162(m) of the Code if: (1) the grant is made by a committee of outside directors for purposes of Section 162(m) of the Code; (2) the plan under which the award is granted states the maximum number of shares and the maximum amount of cash awards that may be granted to any individual during a specified period of time; and (3) the amount of compensation an individual may receive under the awards is based solely on the achievement of one or more pre-established performance goals which incorporate business criteria approved by stockholders (or, in the case of stock options or appreciation rights, the increase in the value of the shares after the date of grant). Stockholder approval of this Proposal 3 is intended to satisfy the stockholder approval requirements under Section 162(m) of the Code.
We are seeking stockholder approval of the material terms for “qualified performance-based compensation” under the 2016 Plan, including the performance measures and applicable individual grant limits under the 2016 Plan, as well as the individuals eligible to receive such awards under the 2016 Plan, to have the flexibility to potentially grant awards under the 2016 Plan that may be fully deductible for federal income tax purposes. If our stockholders approve the material terms for “qualified performance-based compensation” under the 2016 Plan, assuming that all other Section 162(m) requirements are met, we may be able to obtain tax deductions with respect to awards issued under the 2016 Plan to our Section 162(m) executive officers without regard to the limitations of Section 162(m) through the 2021 annual meeting of our stockholders (or, in other words, for five years).
The actual text of the 2016 Plan is attached as Appendix A to this Proxy Statement. The following description of the 2016 Plan is only a summary of its principal terms and provisions and is qualified by reference to the actual text as set forth in Appendix A to this Proxy Statement.
Why We Recommend That You Vote for Proposal 3
General
The 2016 Plan authorizes the compensation committee of our board of directors to provide equity-based compensation in the form of stock options, appreciation rights (or SARs), restricted stock, restricted stock units (or RSUs), performance shares, performance units, dividend equivalents and certain other awards denominated or payable in, or otherwise based on our common stock or factors that may influence the value of our common stock, plus cash incentive awards, for the purpose of providing our officers and other key employees (and those of our subsidiaries), our non-employee directors, and potentially certain non-employees who perform employee-type functions, incentives and rewards for performance. Some of the key features of the 2016 Plan that reflect our commitment to effective management of equity and incentive compensation are described below in this subsection.
We believe our future success depends in part on our ability to attract, motivate and retain high quality employees and directors and that the ability to provide equity-based and incentive-based awards under the 2016 Plan is critical to achieving this success. We would be at a competitive disadvantage if we could not use share-based awards to recruit and compensate our employees and directors.
The use of our common stock as part of our compensation program is also important to our continued success because equity-based awards are an essential component of our compensation program for key employees, as they link compensation with long-term stockholder value creation and reward participants based on our performance. As discussed in further detail in CD&A, equity compensation represents a significant portion of the compensation package for our Chief Executive Officer and other named executive officers. Because our equity awards generally vest over multiple years, the value ultimately realized from these awards relates to the long-term value of our common stock. Our equity compensation program also helps us to attract and retain talent in a highly competitive market, targeting individuals who are motivated by pay-for-performance.
As of March 31, 2016, 603,810 shares of our common stock remained available for issuance under the 2006 Plan. If the 2016 Plan is not approved, we may be compelled to increase significantly the cash component of our employee and director compensation, which may not necessarily align employee and director compensation interests with the investment interests of our stockholders as closely as provided by equity-based awards. Replacing equity-based awards with cash also would increase cash compensation expense and use cash that could be better utilized if reinvested in our businesses or returned to our stockholders.
Plan Highlights

•
The 2016 Plan places specific limits on the number of shares subject to certain Qualified Performance-Based Awards (as defined below) that can be granted under the 2016 Plan to individuals during a calendar year.

•	The 2016 Plan places a specific dollar limit on the aggregate value of awards that can be granted under the 2016 Plan to our non-employee directors during a calendar year.

•	The 2016 Plan does not utilize so-called “liberal” share counting.

•	The 2016 Plan prohibits granting discounted stock options and stock appreciation rights.

•	The 2016 Plan prohibits the repricing of stock options and appreciation rights without stockholder approval.

•	The 2016 Plan has no evergreen features.

•	The 2016 Plan generally provides that awards will be subject to “double-trigger” vesting upon a change in control.

•	The 2016 Plan generally provides that awards will be subject to a one-year minimum vesting or performance period, subject to certain exceptions described in the 2016 Plan.

•	The 2016 Plan does not provide for any tax “gross-ups” for excise taxes payable in connection with a change in control.

•	The 2016 Plan will generally be administered by our independent compensation committee of our board of directors.

•	Our award agreements with participants under the 2016 Plan will require that awards be subject to certain forfeiture and clawback arrangements.

Equity Overhang and Dilution
The following includes aggregated information regarding the overhang and dilution associated with the 2006 Plan and the potential stockholder dilution that would result if our proposed share pool under the 2016 Plan is approved. The information below is as of March 31, 2016. As of that date, there were approximately 17,986,521 shares of our common stock outstanding.
Equity overhang measures the potential dilutive effects of outstanding and future equity grants and is expressed as a percentage and calculated, as of any particular date, by dividing: (1) the sum of (a) the total number of shares of our common stock underlying outstanding awards and (b) the total number of shares of our common stock available for future grants, by (2) our total number of outstanding shares of common stock. Our equity overhang as of March 31, 2016 was 6.97%.
As of March 31, 2016, shares of our common stock subject to outstanding awards, shares of our common stock available for future awards and equity overhang under the 2006 Plan were as follows:

•
Number of shares of our common stock subject to outstanding stock options: 16,645 shares of our common stock (0.09% of our outstanding common stock) (all such outstanding stock options have an exercise price of $80.01 and a remaining term of approximately one year);

•
Number of shares of our common stock subject to outstanding full value awards (i.e. restricted stock, restricted stock units and performance shares): 632,423 shares of our common stock (3.52% of our outstanding common stock);

•	Total number of shares of our common stock subject to outstanding full value awards: 649,068 shares of our common stock (3.61% of our outstanding common stock);

•	Total number of shares of our common stock available for future awards under the 2006 Plan: 603,810 shares of our common stock (3.36% of our outstanding common stock); and

•
The sum of (1) the total number of shares of our common stock subject to outstanding awards and (2) the total number of shares of our common stock available for future awards under the 2006 Plan: 1,252,878 shares of our common stock, representing an equity overhang (or maximum potential dilution) of 6.97%.

If the 2016 Plan had become effective and replaced the 2006 Plan as of March 31, 2016, shares of our common stock subject to outstanding awards, shares of common stock available for future awards and equity overhang under the 2006 Plan and the 2016 Plan immediately thereafter would have been as follows:

•
Number of shares of our common stock subject to outstanding stock options under the 2006 Plan: 16,645 shares of our common stock (0.09% of our outstanding common stock) (all such outstanding stock options have an exercise price of $80.01 and a remaining term of approximately one year);

•
Number of shares of our common stock subject to outstanding full value awards (i.e., restricted stock, restricted stock units and performance shares) under the 2006 Plan: 632,423 shares of our common stock (3.52% of our outstanding common stock);

•	Total number of shares of our common stock subject to outstanding awards under the 2006 Plan: 649,068 shares of our common stock (3.61% of our outstanding common stock);

•
Total number of shares of our common stock available for future awards under the 2016 Plan: 939,448 shares of our common stock (5.22% of our outstanding common stock), representing the sum of (1) 603,810 shares of our common stock that remained available for awards under the 2006 Plan immediately prior to its replacement with the 2016 Plan (3.36% of our outstanding common stock) (which reflects the grant of full value awards covering 212,662 shares of our common stock and the cancellation or forfeiture of awards covering 107,110 shares of our common stock in the first quarter of 2016) and (2) 335,638 additional new shares of our common stock requested to be available for future awards under the 2016 Plan (1.87% of our outstanding common stock); and

•
The sum of (1) the total number of shares of our common stock subject to outstanding awards under the 2006 Plan and (2) the total number of shares of our common stock available for awards under the 2016 Plan: 1,588,516 shares of our common stock, representing an equity overhang (or maximum dilution potential) of 8.83%.

Based on the closing price per share of our common stock as reported on the Nasdaq Global Select Market on March 31, 2016 of $84.54, the aggregate market value of the 335,638 additional new shares of our common stock requested to be available for awards under the 2016 Plan was $28,374,837.

Burn Rate

The burn rate for any particular year, is expressed as a percentage and calculated by dividing (1) the sum of (a) the number of shares underlying time-vested full-value awards (for example, awards of restricted stock or restricted stock units) and time-vested stock options granted during such year, (b) the number of shares underlying performance-vested full-value awards (for example, performance shares) earned during such year based on the achievement of applicable management objectives, and (c) the number of shares underlying performance-vested stock options earned during such year based on the achievement of applicable management objectives, by (2) the diluted weighted average number of shares of our common stock outstanding for such year.
The following table sets forth for each of 2013, 2014 and 2015: (1) the number of shares of our common stock underlying time-vested full-value awards granted during such year; (2) the number of shares of our common stock underlying performance-vested full-value awards earned during such year; and (3) the sum of such numbers for such year, representing the total number of shares of our common stock burned under the 2006 Plan during such year. All awards granted under the 2006 Plan during the last three years have been full-value awards.

Year	Shares Subject to Time-Vested Awards Granted	Shares Subject to Performance-Vested Awards Earned	Total Shares Burned
2013	78,936	43,092	122,028
2014	122,034	49,981	172,015
2015	64,610	50,908	115,518

Based on our diluted weighted average common stock outstanding of 19,246,000, 18,593,000, and 17,201,000, for 2013, 2014 and 2015, respectively, our burn rates for 2013, 2014 and 2015, not taking into account forfeitures with respect to time-vested awards, were 0.63%, 0.93%, and 0.67%, respectively, and our average annual burn rate for the three year period 2013-2015, not taking into account forfeitures with respect to time-vested awards, was 0.74%.
Under the 2016 Plan, each of our non-employee directors may elect to receive shares of common stock in lieu of any or all of his or her annual cash retainer, including retainers for serving as Lead Independent Director or a committee chair, with the number of shares to be determined based on a per share price equal to the average of the closing prices per share of our common stock as reported on the Nasdaq Global Select Market for the 20 trading days prior to the award date of the annual retainers. The burn rates set forth above do not reflect the shares of our common stock issued or delivered to our non-employee directors as a result of such elections. Our non-employee directors received 2,916, 2,969 and 2,436 shares of our common stock in lieu of annual cash retainers in 2013, 2014 and 2015, respectively.
Anticipated Share Usage
In determining the number of shares of our common stock to request for approval under the 2016 Plan, our management team worked with Meridian Compensation Partners, LLC (referred herein as Meridian), the compensation committee’s independent compensation consultant and the compensation committee of our board of directors to evaluate a number of factors, including our recent share usage and criteria expected to be utilized by institutional proxy advisory firms in evaluating our proposal for the 2016 Plan.

If the 2016 Plan is approved, we intend to utilize the shares authorized under the 2016 Plan to continue our practice of incentivizing key individuals through annual equity grants. We currently anticipate that the shares of our common stock requested in connection with the approval of the 2016 Plan combined with the shares available for future awards will last for about 4 years, based on our historic grant rates and anticipated future payout levels, but could last for a shorter or longer period of time if actual practice does not match historic rates. For example, if our share price decreases materially, the shares available for future awards could last for a shorter period and, conversely, if our share price increases materially, the shares available for future awards could last for a longer period. As noted in “ - Summary of Other Material Terms of the 2016 Plan” below, the compensation committee of our board of directors would retain full discretion under the 2016 Plan to determine the number and amount of awards to be granted under the 2016 Plan, subject to the terms of the 2016 Plan, and future benefits that may be received by participants under the 2016 Plan are not determinable at this time, except with respect to certain grants that to non-employee directors are expected to be made immediately following the Annual Meeting (as described below).
We believe that we have demonstrated a commitment to sound equity compensation practices in recent years. We recognize that equity compensation awards dilute stockholder equity, so we have carefully managed our equity incentive compensation. Our equity compensation practices are intended to be competitive and consistent with market practices, and we believe our historical share usage has been responsible and mindful of stockholder interests, as described above.
In evaluating this Proposal 3, stockholders should consider all of the information in this Proposal 3.
Key Features of the 2016 Plan
Administration
The 2016 Plan will generally be administered by the compensation committee of our board of directors, as further described in “ - Summary of Other Material Terms of the 2016 Plan - Administration” below.
Reasonable Plan Limits
Subject to adjustment as described in the 2016 Plan, the aggregate number of shares of our common stock available for awards granted under the 2016 Plan is limited to 1,045,000 shares of our common stock, minus, (1) as of the effective date of the 2016 Plan, one share for every one share subject to an award granted under the 2006 Plan between December 31, 2015 and the effective date of the 2016 Plan, plus (2) any shares of our common stock that become available under the 2016 Plan as a result of forfeiture, cancellation, expiration, or cash settlement of awards, as described in “ - Limited Share Recycling Provisions” below. Shares of our common stock delivered in respect of grants under the 2016 Plan may be shares of original issuance, treasury shares or a combination of the two.
Subject to adjustment as described in the 2016 Plan, the 2016 Plan also provides for the following individual limits:

•
the aggregate number of shares of our common stock actually issued or transferred upon the exercise of “incentive stock options” as defined in Section 422 of the Code (“Incentive Stock Options”) will not exceed 1,045,000 shares of our common stock;

•	no participant will be granted stock options and/or SARs, in the aggregate, for more than 250,000 shares of our common stock during any calendar year;

•
no participant will be granted awards of restricted stock, RSUs, performance shares and/or other stock-based awards that are Qualified Performance-Based Awards, in the aggregate, for more than 250,000 shares of our common stock during any calendar year;

•
no participant in any calendar year will receive awards of performance units and/or other awards payable in cash that are Qualified Performance-Based Awards, having an aggregate maximum value as of their respective grant dates in excess of $5,000,000;

•	no participant in any calendar year will receive cash incentive awards that are Qualified Performance-Based Awards having an aggregate maximum value in excess of $5,000,000;

•	no non-employee director will be granted, in any period of one calendar year, awards under the 2016 Plan having an aggregate maximum value in excess of $500,000; and

•
up to 5% of the maximum number of shares of our common stock available for awards under the 2016 Plan may be used for awards under the 2016 Plan that do not at grant comply with the one-year minimum vesting or performance period requirements (as further described below) applicable to such awards.

A “Qualified Performance-Based Award” is any cash incentive award or award of performance shares, performance units, restricted stock, restricted stock units, or Other Awards (as defined below) granted to certain “covered employees” (as defined under the 2016 Plan) that is intended to satisfy the requirements for “qualified performance-based compensation” under Section 162(m) of the Code.
Allowances for Conversion Awards and Assumed Plans
Shares of our common stock issued or transferred under awards granted under the 2016 Plan in substitution for or conversion of, or in connection with an assumption of, stock options, SARs, restricted stock, RSUs or other stock or stock-based awards held by awardees of an entity engaging in a corporate acquisition or merger transaction with us or any of our subsidiaries will not count against (or be added back to) the aggregate share limit or other 2016 Plan limits described above. Additionally, shares available under certain plans that we or our subsidiaries may assume in connection with corporate transactions from another entity may be available for certain awards under the 2016 Plan, under circumstances further described in the 2016 Plan, but will not count against the aggregate share limit or other 2016 Plan limits described above.
Limited Share Recycling Provisions
If any award granted under the 2016 Plan is cancelled or forfeited, expires or is settled for cash (in whole or in part), the shares of our common stock subject to the award will, to the extent of such cancellation, forfeiture, expiration or cash settlement, again be available under the 2016 Plan. If, after December 31, 2015, any shares of our common stock subject to an award granted at any time under the 2006 Plan are then forfeited, or an award granted at any time under the 2006 Plan is then cancelled or forfeited, expires or is settled in cash (in whole or in part), the shares of our common stock subject to such award will, to the extent of such cancellation, forfeiture, expiration, or cash settlement, also be available for awards under the 2016 Plan.
The following shares of our common stock will not be added (or added back, as applicable) to the aggregate number of shares of our common stock available under the 2016 Plan: (1) shares withheld by us, or tendered or otherwise used, in payment of the exercise price of an option; (2) shares withheld by us, or tendered or otherwise used, to satisfy tax withholding obligations; and (3) shares that are repurchased by us with stock option proceeds. Further, all shares of our common stock covered by SARs that are exercised and settled in shares, whether or not all shares of our common stock covered by the SARs are actually issued to the participant upon exercise, will not be added back to the aggregate number of shares available under the 2016 Plan.
Minimum Vesting Periods
The 2016 Plan provides that, except for awards under which up to an aggregate of 5% of the maximum number of shares of our common stock available under the 2016 Plan may be granted:

•
Time-based restrictions on stock options, SARs, restricted stock, RSUs and other share-based awards may not lapse solely by the passage of time sooner than after one year, unless our compensation committee specifically provides for those restrictions to lapse sooner, including by virtue of the retirement, death or disability of a participant; and

•
Stock options, SARs, restricted stock, RSUs, performance shares, performance units, and other share-based awards that vest (or become unrestricted, as applicable) upon the achievement of management objectives, the performance period must be at least one year, unless our compensation committee specifically provides for earlier lapse or modification, including by virtue of the retirement, death or disability of a participant.

Double Trigger Change in Control
The 2016 Plan also provides that in the event of a change in control, unless otherwise provided in an award agreement, all outstanding awards granted under the 2016 Plan will vest only where either (1) within a specified period of time the participant’s service is involuntarily terminated for reasons other than for cause or the participant terminates his or her employment or service for good reason or (2) such awards are not assumed or converted into replacement awards in a manner described in the applicable award agreement (we refer to any change in control satisfying these conditions as a “Double-Trigger Change in Control”). Unless otherwise provided in an award agreement, performance-based awards that vest upon a change in control of Kaiser will vest based on the actual achievement of the applicable management objectives as if the applicable performance period ends on the trading day immediately preceding the change in control of Kaiser, pro-rated for the number of days that lapse during the period of time from the first day of the performance period and continuing through the date of the change in control of Kaiser.
The 2016 Plan includes a definition of “change in control,” which is set forth in “ - Summary of Other Material Terms of the 2016 Plan - ‘Double-Trigger’ Accelerated Vesting upon Change in Control” below.
No Repricing Without Stockholder Approval
The repricing of stock options and SARs (outside of certain corporate transactions or adjustment events described in the 2016 Plan) is prohibited without stockholder approval under the 2016 Plan.
Other Features

•
The 2016 Plan provides that, except with respect to converted, assumed or substituted awards as described in the 2016 Plan, no stock options or SARs will be granted with an exercise or base price, less than the fair market value of our common stock on the date of grant.

•	The 2016 Plan is designed to allow awards made under the 2016 Plan to be Qualified Performance-Based Awards.

Section 162(m) Performance Measures
As discussed above, one reason for submitting this Proposal 3 to stockholders is to obtain stockholder approval of the material terms for “qualified performance-based compensation” under the 2016 Plan for purposes of Section 162(m) of the Code. Such stockholder approval is expected to enable us to structure certain awards so that they may be able to qualify as “qualified performance-based compensation” under Section 162(m) of the Code.
In particular, the 2016 Plan includes a list of performance measures upon which the compensation committee of our board of directors must condition a grant or vesting of a Qualified Performance-Based Award pursuant to the 2016 Plan, which measures are as follows (including relative or growth achievement regarding such metrics):

•
Profits (e.g., operating income, EBIT, EBT, net income (before or after taxes), earnings per share, residual or economic earnings, economic profit - these profitability metrics could be measured before certain specified special items and/or subject to definitions under generally accepted accounting principles);

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Cash Flow (e.g., EBITDA, free cash flow, free cash flow with or without specific capital expenditure target or range, including or excluding divestments and/or acquisitions, total cash flow, cash flow in excess of cost of capital or residual cash flow or cash flow return on investment);

•	Returns (e.g., profits or cash flow returns on: assets, invested capital, net capital employed and equity);

•	Working Capital (e.g., working capital divided by sales, days’ sales outstanding, days’ sales inventory and days’ sales in payables);

•	Profit Margins (e.g., profits divided by revenues, gross margins and material margins divided by revenues, and material margin divided by sales pounds);

•	Liquidity Measures (e.g., debt-to-capital, debt-to-EBITDA, total debt ratio);

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Revenues, Sales, Operating, Cost and Stock Price Metrics (e.g., revenues, sales, revenue or sales growth, revenue or sales growth outside the United States, gross margin, gross margin growth, material margin, material margin growth, operating margin, operating margin growth, sales and administrative costs divided by sales or profits, operating or manufacturing costs, operating or manufacturing costs relative to prior periods or business plan, stock price appreciation and total return to stockholders);

•	Safety Performance (e.g., total case incident rate);

•	Quality Performance (e.g., no fault claim rate);

•	Delivery Performance (e.g., on-time delivery rate); and

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Strategic Initiative Key Deliverable Metrics consisting of one or more of the following: product development, strategic partnering, research and development, vitality index, market penetration, geographic business expansion goals, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates and joint ventures.

In addition to the performance measures, the 2016 Plan also includes individual grant limits for equity or incentive awards intended to qualify as Qualified Performance-Based Awards that can be granted pursuant to the 2016 Plan, as further described in “ - Reasonable Plan Limits” above.

Summary of Other Material Terms of the 2016 Plan
Administration
The 2016 Plan will generally be administered by the compensation committee of our board of directors (or its successor), or any other committee of our board of directors designated by our board of directors to administer the 2016 Plan. References to the “Committee” in this Proposal 3 refer to the compensation committee of our board of directors or such other committee designated by our board of directors, as applicable. The Committee may from time to time delegate all or any part of its authority under the 2016 Plan to any subcommittee thereof. Any interpretation, construction and determination by the Committee of any provision of the 2016 Plan, or of any agreement, notification or document evidencing the grant of awards under the 2016 Plan (or related document), will be final and conclusive. To the maximum extent permitted by applicable law, the Committee may delegate to one or more of its members or to one or more officers, or to one or more of our agents or advisors, such administrative duties or powers as it deems advisable. In addition, the Committee may by resolution, subject to certain restrictions set forth in the 2016 Plan, authorize one or more of our officers to (1) designate employees to be recipients of awards under the 2016 Plan and (2) determine the size of such awards. However, the Committee may not delegate such responsibilities to our officers for awards granted to certain employees or other persons who are subject to the reporting requirements of Section 16 of the Exchange Act or subject to Section 162(m) of the Code.
Eligibility
Any person who is selected by the Committee to receive benefits under the 2016 Plan and who is at that time an officer or other key employee of Kaiser or any of our subsidiaries (including a person who has agreed to commence serving in such capacity within 90 days of the date of grant) is eligible to participate in the 2016 Plan. In addition, certain persons who provide services to us or any of our subsidiaries that are equivalent to those typically provided by an employee (provided that such persons satisfy the definition of “employee” for purposes of a Registration Statement on Form S-8 under the Securities Act), and non-employee directors of Kaiser, may also be selected to participate in the 2016 Plan. As of March 31, 2016, 2016, there were approximately 60 employees, and nine non-employee directors of Kaiser expected to participate in the 2016 Plan.
Shares Available for Awards and Plan Limitations
Subject to adjustment as described in the 2016 Plan, the aggregate number of shares of our common stock available for awards granted under the 2016 Plan is limited to 1,045,000 shares of our common stock, minus (1) as of the effective date of the 2016 Plan, one share for every one share subject to an award granted under the 2006 Plan between December 31, 2015 and the effective date of the 2016 Plan, plus (2) any shares of our common stock that become available under the 2016 Plan as a result of forfeiture, cancellation, expiration, or cash settlement of awards, as further described in “ - Key Features of the 2016 Plan - Limited Share Recycling Provisions” above.
The 2016 Plan also includes certain other share limits, as further described in the “Key Features of the 2016 Plan - Reasonable Plan Limits” section above.
Share Counting
The aggregate number of shares of our common stock available for under the 2016 Plan will be reduced by one share for every one share subject to an award granted under the 2016 Plan, as further described in " - Key Features of the 2016 Plan - Allowances for Conversion Awards and Assumed Plans” and “ - Key Features of the 2016 Plan - Limited Share Recycling Provisions” above.

Types of Awards
Pursuant to the 2016 Plan, we may grant stock options (including Incentive Stock Options), SARs (including tandem appreciation rights and free-standing appreciation rights), restricted stock, restricted stock units, performance shares, performance units, cash incentive awards, and certain other awards based on or related to our common stock.
Each grant of an award under the 2016 Plan will be evidenced by an award agreement which will contain such terms and provisions as the Committee may determine, consistent with the 2016 Plan. A brief description of the types of awards which may be granted under the 2016 Plan is set forth below.
Stock Options. A stock option is a right to purchase shares of our common stock at a stated exercise price upon exercise of the stock option. Stock options granted under the 2016 Plan may consist of Incentive Stock Options, non-qualified stock options or a combination of both. Incentive Stock Options may only be granted to our employees and employees of our subsidiaries. Except with respect to awards issued in substitution for, in conversion of, or in connection with an assumption of stock options held by awardees of an entity engaging in a corporate acquisition or merger with us or any of our subsidiaries, stock options must have an exercise price per share that is not less than the fair market value of a share of our common stock on the date of grant. No stock option granted under the 2016 Plan may be exercised more than 10 years from the date of grant, or in the case of Incentive Stock Options granted to a 10% stockholder of Kaiser, five years after the date of grant.
Each grant of stock options will be evidenced by an award agreement which will specify the applicable terms and conditions of such award, including the number of shares of our common stock subject to such stock option and any vesting and forfeiture provisions. Except as described below, no grant of stock options may become exercisable sooner than after one year. Any grant of stock options may specify management objectives that must be achieved as a condition to the exercise of the stock options.
Any grant of stock options may provide for the earlier exercise of such stock options, including in the event of the retirement, death or disability of a participant. Except as otherwise provided for in an award agreement, all outstanding stock options will vest and become exercisable upon a Double-Trigger Change in Control, as further described in “ - ‘Double-Trigger’ Accelerated Vesting upon Change in Control” below. Stock options granted under the 2016 Plan may not provide for dividends or dividend equivalents.
Each grant will specify the form of consideration to be paid in satisfaction of the exercise price, which may include: (1) cash or check acceptable to us, or wire transfer of immediately available funds; (2) the actual or constructive transfer to us of shares of our common stock owned by the participant (or certain other consideration permitted under the 2016 Plan) with a value at the time of exercise that is equal to the total exercise price; (3) subject to any conditions or limitations established by the Committee, by a net exercise arrangement pursuant to which Kaiser will withhold shares of our common stock otherwise issuable upon exercise of a stock option; (4) by a combination of the foregoing methods; and (5) such other methods as may be approved by the Committee. To the extent permitted by law, any grant may provide for deferred payment of the exercise price from the proceeds of a sale through a bank or broker of some or all of the shares to which the exercise relates. The exercise of stock options will result in the cancellation on a share-for-share basis of any tandem appreciation rights, as described below.
Appreciation Rights (or SARs). The Committee may authorize the granting of appreciation rights, including free-standing appreciation rights and tandem appreciation rights. A free-standing appreciation right is a right granted to any participant to receive from us an amount equal to 100%, or a lesser percentage as determined by the Committee, of the spread between the base price specified in the award agreement and the value of the shares of our common stock subject to the award on the date of exercise. Each grant of a free-standing appreciation right will contain a base price, which (except with respect to awards issued in substitution for, in conversion of, or in connection with an assumption of stock options held by awardees of an entity engaging in a corporate acquisition or merger with us or any of our subsidiaries) may not be less than the market value per share of our common stock on the date of grant. A tandem appreciation right is a right granted to the holder of a stock option, exercisable only by surrender of the related stock option, to receive from us an amount equal to 100%, or a lesser percentage as determined by the Committee, of the spread between the base price and the value of the shares of our common stock subject to the related stock option on the date of exercise. Tandem appreciation rights may be granted at any time prior to the exercise or termination of the related stock options, except that any tandem appreciation rights awarded in relation to Incentive Stock Options must be granted concurrently with the Incentive Stock Options. Tandem appreciation rights may only be exercised at a time when the related stock options are also exercisable and the spread is positive, and by the surrender of the related stock options.
Each grant of appreciation rights will be evidenced by an award agreement which will describe such appreciation rights, identify the related stock options (if applicable), and may contain other applicable terms and conditions of such award, including any vesting and forfeiture provisions. However, no grant of appreciation rights may become exercisable sooner than after one year, except as otherwise provided below. Any grant of appreciation rights may specify management objectives that must be achieved as a condition to the exercise of such rights. Appreciation rights granted under the 2016 Plan may not provide for dividends or dividend equivalents.
Any grant of appreciation rights may provide for the earlier exercise of such rights, including in the event of the retirement, death or disability of a participant. Except as otherwise provided for in an award agreement, all outstanding awards of appreciation rights will vest upon a Double-Trigger Change in Control, as further described in “ - ‘Double-Trigger’ Accelerated Vesting upon Change in Control” below.
Each grant of appreciation rights may specify that the amount payable by us on exercise will be paid in cash, shares of our common stock or a combination thereof. No appreciation rights may be exercised more than 10 years after the date of grant. We may make successive grants of appreciation rights to the same participant regardless of whether any previously granted appreciation rights remain unexercised.
Restricted Stock. The grant or sale of restricted stock constitutes an immediate transfer of the ownership of shares of our common stock to the participant in consideration of the performance of services, entitling such participant to dividend, voting and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer for a period of time determined by the Committee or until certain management objectives specified by the Committee are achieved. If the elimination of restrictions is based only on the passage of time, the period of time will be no shorter than one year, except as otherwise provided below. Each grant or sale of restricted stock may be made without additional consideration or in consideration of a payment by the participant that is less than the fair market value of a share of our common stock on the date of grant.
Each grant or sale of restricted stock will be evidenced by an award agreement which will specify the applicable terms and conditions of such award, including any vesting and forfeiture provisions. Any grant of restricted stock may specify management objectives that, if achieved, will result in termination or early termination of the restrictions applicable to the restricted shares, but the performance period for such awards will be at least one year, except as otherwise provided below. Each grant or sale of restricted stock may require that any or all dividends or other distributions paid on restricted shares of our common stock that remain subject to a substantial risk of forfeiture be automatically deferred and reinvested in additional restricted stock, which may be subject to the same restrictions as the underlying award. However, dividends or other distributions on restricted stock subject to restrictions that lapse as a result of the achievement of management objectives will be deferred until, and paid contingent upon, the achievement of the applicable management objectives.
Any grant or sale of restricted stock may provide for the earlier termination of restrictions on such restricted stock, including in the event of the retirement, death or disability of a participant, except in the case of awards of restricted stock intended to qualify as Qualified Performance-Based Awards (which awards may so provide only to the extent doing so would not result in the loss of an otherwise available exemption under Section 162(m) of the Code). Except as otherwise provided for in an award agreement, all outstanding awards of restricted stock will vest upon a Double-Trigger Change in Control, as further described in “ - ‘Double-Trigger’ Accelerated Vesting upon Change in Control” below.
Restricted Stock Units (or RSUs). Restricted stock units awarded under the 2016 Plan constitute an agreement by us to deliver shares of our common stock, cash or a combination thereof to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions (which may include the achievement of management objectives) during the restriction period as the Committee may specify. Each grant or sale of RSUs may be made without additional consideration or in consideration of a payment by the participant that is less than the fair market value of our common stock on the date of grant. During the restriction period applicable to the RSUs, the participant will have no right to transfer any rights under the award and will have no ownership rights, including voting rights, in the shares of our common stock underlying such RSUs. For any award of RSUs, the Committee may provide that rights to dividend equivalents are part of any RSU on the terms determined by the Committee, on a current, deferred or contingent basis, either in cash or in additional shares of our common stock. However, dividend equivalents or other distributions on shares of our common stock underlying RSUs with restrictions that lapse as a result of the achievement of management objectives will be deferred until, and paid contingent upon, the achievement of the applicable management objectives.
Each grant of RSUs will be evidenced by an award agreement which will specify the applicable terms and conditions of such award, including any vesting and forfeiture provisions. Each grant of RSUs will specify the time and manner of payment of RSUs that have been earned, including whether the amount payable with respect to such RSUs will be paid in cash, shares of our common stock or a combination of the two. The restriction period or performance period applicable to any grant of RSUs will be at least one year, except as otherwise provided below.

Any grant or sale of RSUs may provide for the earlier lapse or other modification of the restriction period, including in the event of the retirement, death or disability of a participant, except in the case of awards intended to qualify as a Qualified Performance-Based Awards (which awards may so provide only to the extent doing so would not result in the loss of an otherwise available exemption under Section 162(m) of the Code). Except as otherwise provided for in an award agreement, all outstanding awards of RSUs will vest upon a Double-Trigger Change in Control, as further described in “ - ‘Double-Trigger’ Accelerated Vesting upon Change in Control” below.
Cash Incentive Awards, Performance Shares, and Performance Units. Performance shares, performance units and cash incentive awards may also be granted to participants under the 2016 Plan. A performance share is a bookkeeping entry that records the equivalent of one share of our common stock, and a performance unit is a bookkeeping entry that records a unit equivalent to $1.00 or such other value as determined by the Committee. Each grant will specify the number or amount of performance shares or performance units, or the amount payable with respect to cash incentive awards, being awarded, which number or amount may be subject to adjustment to reflect changes in compensation or other factors. However, no such adjustment will be made in the case of a Qualified Performance-Based Award except to the extent such adjustment would not result in the loss of an otherwise available exemption under Section 162(m) of the Code. These awards, when granted under the 2016 Plan, become payable to participants upon of the achievement of specified management objectives and upon such terms and conditions as the Committee determines at the time of grant.
Each grant of performance shares, performance units or cash incentive awards will be evidenced by an award agreement which will specify the applicable terms and conditions of such award, including any vesting and forfeiture provisions. Each grant may specify with respect to the management objectives the minimum acceptable level(s) of achievement and may set forth a formula for determining the number of performance shares or performance units, or the amount payable with respect to cash incentive awards, that will be earned if performance is at or above the minimum or threshold level(s), or is at or above the target level(s) but falls short of maximum achievement. Each grant will specify the time and manner of payment of cash incentive awards, performance shares or performance units that have been earned, and any grant may further specify that any such amount may be paid or settled by us in cash, shares of our common stock, shares of restricted stock, RSUs, or any combination thereof. A grant of performance shares may, as determined by the Committee at the time of grant, provide for the payment of dividend equivalents either in cash or in additional shares of our common stock, but subject to deferral and payment on a contingent basis based on the participant’s earning of the performance shares with respect to which such dividend equivalents are paid.
The performance period with respect to a cash incentive award, performance share or performance unit will be a period of time (not less than one year, except as otherwise provided below) determined by the Committee on the grant date. The performance period may be subject to earlier lapse or modification, including in the event of the retirement, death or disability of a participant, except in the case of awards intended to qualify as Qualified Performance-Based Awards (which awards may so provide only to the extent doing so would not result in the loss of an otherwise available exemption under Section 162(m) of the Code). Except as otherwise provided in an award agreement, all outstanding cash incentive awards, and awards of performance shares and performance units will vest (on a pro-rated basis) upon a Double-Trigger Change in Control based on actual achievement of the applicable management objectives, as further described in “ - ‘Double-Trigger’ Accelerated Vesting upon Change in Control” below.
Other Awards. The Committee may grant such other awards (“Other Awards”) that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, our common stock or factors that may influence the value of our common stock, including convertible or exchangeable debt securities, other rights convertible or exchangeable into our common stock, purchase rights for our common stock, awards with value and payment contingent upon performance of Kaiser or specified subsidiaries, affiliates or other business units or any other factors designated by the Committee, and awards valued by reference to the book value of our common stock or the value of securities of, or the performance of, the subsidiaries, affiliates or other business units of Kaiser. The terms and conditions of any such Other Awards will be determined by the Committee. Shares of our common stock delivered under an Other Award in the nature of a purchase right under the 2016 Plan will be purchased for such consideration, paid for at such time, by such methods and in such forms, including shares of our common stock, other awards, notes or other property, as the Committee determines.
In addition, the Committee may grant cash awards, as an element of or supplement to any other awards granted under the 2016 Plan. The Committee may also grant shares of our common stock as a bonus, or may grant Other Awards in lieu of our or any of our subsidiaries’ obligations to pay cash or deliver other property under the 2016 Plan or under other plans or compensatory arrangements, subject to terms determined by the Committee in a manner than complies with Section 409A of the Code. If the earning or vesting of, or elimination of restrictions applicable to, Other Awards is based on the passage of time, the period of time will be no shorter than one year, except as otherwise provided below. If the earning or vesting of, or elimination of restrictions applicable to, Other Awards is based on the achievement of management objectives, the performance period for such Other Awards will not be less than one year, except as otherwise provided below.
Any grant of an Other Award may provide for the earning or vesting of, or earlier elimination of restrictions applicable to, such award, including in the event of the retirement, death or disability of a participant, except in the case of awards intended to qualify as Qualified Performance-Based Awards (which awards may so provide only to the extent doing so would not result in the loss of an otherwise available exemption under Section 162(m) of the Code). Except as otherwise provided for in an award agreement, all outstanding Other Awards granted under the 2016 Plan will vest upon a Double-Trigger Change in Control, as further described in “ - ‘Double-Trigger’ Accelerated Vesting upon Change in Control” below.
It is expected that, consistent with historical practice under the 2006 Plan, non-employee directors will be permitted under the 2016 Plan to elect to receive shares of our common stock in lieu of any or all of the annual cash retainers paid to non-employee directors, including retainers for serving as a committee chair or Lead Independent Director. See note 2 to the table in “ - New Plan Benefits” below for additional information. The shares of our common stock received by our non-employee directors in lieu of annual cash retainers will not be subject to vesting requirements based on the passage of time or the achievement of performance objectives.
“Double-Trigger” Accelerated Vesting Upon Change in Control
The 2016 Plan provides for “double-trigger” acceleration provisions with respect to the vesting of awards in connection with a change in control of Kaiser unless otherwise provided in an award agreement as further described in “ - Key Features of the 2016 Plan - Minimum Vesting Periods/Double-Trigger Change in Control” above. In general, except as may be otherwise prescribed by the Committee in any award agreement, a “change in control of Kaiser” will be deemed to have occurred upon the occurrence of any of the following events:

•
The acquisition by any person or group of beneficial ownership of 35% or more the combined voting power of our then-outstanding securities entitled to vote generally in the election of directors, subject to certain exceptions as described in the 2016 Plan;

•
Individuals who constituted our board of directors on the effective date of the 2016 Plan cease for any reason to constitute at least a majority of our board of directors, unless their replacements are approved as described in the 2016 Plan;

•
Kaiser closes certain reorganizations, mergers, or consolidations, or certain sales or other dispositions of all of the assets of Kaiser or certain acquisitions of assets of another corporation or entity or certain other transactions, as further described in the 2016 Plan and subject to certain exceptions as described in the 2016 Plan; or

•	Kaiser’s stockholders approve its complete liquidation or dissolution, subject to certain exceptions as described in the 2016 Plan.

Qualified Performance-Based Awards
The 2016 Plan permits Kaiser to grant both Qualified Performance-Based Awards and awards that are not intended to be Qualified Performance-Based Awards, and provides that any of the awards set forth above may be granted subject to the achievement of specified management objectives.
Management objectives are defined as the measurable performance objective or objectives established pursuant to the 2016 Plan for participants who have received grants of performance shares, performance units or cash incentive awards or, when so determined by the Committee, stock options, appreciation rights, restricted stock, restricted stock units, dividend equivalents or Other Awards. Management objectives may be described in terms of company-wide objectives or objectives that are related to the performance of the individual participant or of one or more of the subsidiaries, divisions, departments, regions, functions or other organizational units within Kaiser or its subsidiaries. The management objectives may be made relative to the performance of other companies or subsidiaries, or divisions, departments, regions, functions or other organizational units within such other companies or subsidiaries, and may be made relative to an index or one or more of the performance objectives themselves.
Under the 2016 Plan, the management objectives applicable to any Qualified Performance-Based Award to a covered employee must be based on one or more, or a combination, of the metrics described in “ - Section 162(m) Performance Measures” above.
Additionally, in the case of a Qualified Performance-Based Award, each such management objective must be objectively determinable to the extent required under Section 162(m) of the Code, and, unless otherwise determined by the Committee and to the extent consistent with Section 162(m) of the Code, will exclude the effects of certain designated items identified at the time of grant. If the Committee determines that a change in the business, operations, corporate structure or capital structure of Kaiser, or the manner in which it conducts its business, or other events or circumstances render the management objectives unsuitable, the Committee may in its discretion modify such management objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable, except in the case of awards intended to qualify as Qualified Performance-Based Awards (which awards may so provide only to the extent doing so would not result in the loss of an otherwise available exemption under Section 162(m) of the Code). In such case, the Committee will not make any modification of the management objectives or minimum acceptable level of achievement with respect to such covered employee.
Transferability of Awards
Except as otherwise provided by the Committee, no award made under the 2016 Plan or dividend equivalents paid with respect to such awards may be transferred by a participant except (1) for no consideration to immediate family members (as defined in the 2016 Plan) or to a bona fide trust, partnership, or other entity controlled by and for the benefit of one or more immediate family members, or (2) by will or the laws of descent and distribution. In no event will any such award granted under the 2016 Plan be transferred for value. Except as otherwise determined by the Committee, stock options and appreciation rights will be exercisable during the participant’s lifetime only by him or her or, in the event of the participant’s legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the participant in a fiduciary capacity under state law or court supervision.
The Committee may specify at the date of grant that all or part of the shares of our common stock that are subject to awards under the 2016 Plan will be subject to further restrictions on transfer.
Adjustments; Corporate Transactions
With respect to awards granted under the 2016 Plan, the Committee will make or provide for such adjustments in the (1) number of shares of our common stock covered by outstanding stock options, appreciation rights, restricted stock, restricted stock units, performance shares and performance units, (2) if applicable, number of shares of our common stock covered by Other Awards, (3) exercise or base price provided in outstanding stock options and appreciation rights, (4) kind of shares covered thereby, (5) cash incentive awards, and (6) other award terms, as the Committee in its sole discretion in good faith determines to be equitably required in order to prevent dilution or enlargement of the rights of participants that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of Kaiser, (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing.
In the event of any such transaction or event, or in the event of a change in control of Kaiser, the Committee will provide in substitution for any or all outstanding awards under the 2016 Plan such alternative consideration (including cash), if any, as it may in good faith determine to be equitable under the circumstances and will require in connection therewith the surrender of all awards so replaced in a manner that complies with Section 409A of the Code. In addition, for each stock option and appreciation right with an exercise or base price greater than the consideration offered in connection with any such transaction or event or change in control of Kaiser, the Committee may in its discretion elect to cancel such stock option or appreciation right without any payment to the person holding such stock option or appreciation right. The Committee will also make or provide for such adjustments to the number and kind of shares available for issuance under the 2016 Plan and the share limits of the 2016 Plan, as the Committee in its sole discretion in good faith determines to be appropriate in connection with such transaction or event. However, any adjustment to the number of shares of our common stock that may be issued upon the exercise of an Incentive Stock Option will be made only if and to the extent that such adjustment would not cause any stock option intended to qualify as an Incentive Stock Option to fail to so qualify.
Prohibition on Repricing
Except in connection with certain corporate transactions or changes in the capital structure of Kaiser as described in the 2016 Plan, the terms of outstanding awards may not be amended to (1) reduce the exercise price or base price of outstanding stock options or appreciation rights, or (2) cancel outstanding stock options or appreciation rights in exchange for cash, Other Awards, or stock options or appreciation rights with an exercise price or base price, as applicable, that is less than the exercise price or base price of the original stock options or appreciation rights, as applicable, without stockholder approval. The 2016 Plan specifically provides that this provision is intended to prohibit the repricing of “underwater” stock options and appreciation rights and that it may not be amended without approval by our stockholders.

Detrimental Activity and Recapture
Any award agreement may provide for the cancellation or forfeiture and repayment to us of any award or gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Committee from time to time, if any participant, either during employment or other service with us or a subsidiary or within a specified period after such employment or service, engages in any detrimental activity. In addition, any award agreement may provide for cancellation or forfeiture of an award or the forfeiture and repayment of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be required by the Committee or under Section 10D of the Exchange Act and any applicable rules and regulations promulgated by the Securities and Exchange Commission or any national securities exchange or national securities association on which the common stock may be traded.
Grants to Non-U.S. Based Participants
In order to facilitate the making of any grant or combination of grants under the 2016 Plan, the Committee may provide for such special terms for awards made to participants who are foreign nationals, who are employed by us or a subsidiary outside of the United States of America or who provide services to us or a subsidiary under an agreement with a foreign nation or agency, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Committee may approve such supplements to, or amendments, restatements or alternative versions of, the 2016 Plan (including, without limitation, sub-plans) as it may consider necessary or appropriate for such purposes. However, no such special terms, supplements, amendments or restatements may include any provisions that are inconsistent with the terms of the 2016 Plan, as then in effect, unless the 2016 Plan could have been amended to eliminate such inconsistency without further approval by our stockholders.
Withholding Taxes
To the extent we are required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a participant or other person under the 2016 Plan, and the amounts available to us for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the participant or such other person make arrangements satisfactory to us for payment of the balance of such taxes required to be withheld, which arrangements, in the discretion of the Committee, may include relinquishment of a portion of such benefit. If a participant’s benefit is to be received in the form of shares of our common stock, and such participant fails to make arrangements for the payment of tax, then, unless otherwise determined by the Committee, we will withhold shares of our common stock having a value equal to the amount required to be withheld. When a participant is required to pay us an amount required to be withheld under applicable income and employment tax laws, the participant may elect, unless otherwise determined by the Committee, to satisfy the obligation, in whole or in part, by having withheld, from the shares required to be delivered to the participant, shares of our common stock having a value equal to the amount required to be withheld or by delivering to us other shares of our common stock held by such participant. In no event will the market value of the shares of our common stock to be withheld or delivered to us in order to satisfy applicable withholding taxes exceed the minimum amount of taxes required to be withheld, except as otherwise determined by the Committee and provided in the 2016 Plan. The shares used for tax withholding will be valued at an amount equal to the market value of our common stock on the date the benefit is to be included in participant’s income. We may also require participants to make arrangements for the payment of any withholding tax obligations that may arise in connection with the disposition of shares of our common stock acquired upon the exercise of stock options.
No Right to Continued Employment
The 2016 Plan does not confer upon any participant any right with respect to continuance of employment or service with Kaiser or any of its subsidiaries, nor will the 2016 Plan interfere with any right that we or any of our subsidiaries would otherwise have to terminate any participant’s employment or other service at any time.
Effective Date
The 2016 Plan will become effective on the date it is approved by Kaiser’s stockholders. No grants will be made under the 2006 Plan on or after the date on which our stockholders approve the 2016 Plan, but outstanding awards granted under the 2006 Plan will continue unaffected following such date.

Amendment and Termination
The Board generally may amend the 2016 Plan from time to time in whole or in part. However, if any amendment (1) would materially increase the benefits accruing to participants under the 2016 Plan, (2) would materially increase the number of shares or securities which may be issued under the 2016 Plan, (3) would materially modify the requirements for participation in the 2016 Plan, or (4) must otherwise be approved by our stockholders in order to comply with applicable law or the rules of the Nasdaq Stock Market, then such amendment will be subject to stockholder approval and will not be effective unless and until such approval has been obtained.
Further, subject to the 2016 Plan’s prohibition on repricing, the Committee generally may amend the terms of any award prospectively or retroactively, except in the case of awards intended to qualify as Qualified Performance-Based Awards (which awards may be so amended only to the extent doing so would not result in the loss of an otherwise available exemption under Section 162(m) of the Code). Except in the case of certain adjustments permitted under the 2016 Plan, no such amendment may be taken that would impair the rights of any participant without his or her consent. If permitted by Section 409A of the Code and Section 162(m) of the Code and subject to certain other limitations set forth in the 2016 Plan (and notwithstanding the 2016 Plan’s minimum vesting requirements), including in the case of termination of employment due to death, disability or retirement, in the case of unforeseeable emergency or other special circumstances, or in the event of a change in control of Kaiser, the Committee may accelerate the vesting of certain awards granted under the 2016 Plan. However, in the case of awards intended to qualify as Qualified Performance-Based Awards, no such action may be taken if it would result in the loss of the otherwise available exemption of such award under Section 162(m) of the Code.
Our board of directors may, in its discretion, terminate the 2016 Plan at any time. Termination of the 2016 Plan will not affect the rights of participants or their successors under any awards outstanding and not exercised in full on the date of termination. No grant will be made under the 2016 Plan more than 10 years after the effective date of the 2016 Plan, but all grants made on or prior to such date shall continue in effect thereafter subject to the terms of the 2016 Plan.
New Plan Benefits
The Committee generally expects to grant restricted stock units under the 2016 Plan to our non-employee directors immediately following the Annual Meeting, provided that the stockholders approve the 2016 Plan. The Committee generally does not expect to grant equity awards under the 2016 Plan to any employees (including our executive officers) immediately following the Annual Meeting. However, the grants expected to be made to our non-employee directors immediately following the Annual Meeting are not approved, and may not actually be made, and the Committee may grant equity awards to our employees according to the Committee’s discretion.
The following table provides information about the grants that are expected to occur immediately following the Annual Meeting:

Kaiser Aluminum Corporation 2016 Equity and Incentive Compensation Plan

Name and Principal Position	Dollar Value ($)	Number of Shares
Jack A. Hockema,	—	—
Chief Executive Officer and Chairman

Keith A. Harvey	—	—
President and Chief Operating Officer

Daniel J. Rinkenberger,	—	—
Executive Vice President and Chief Financial Officer

John M. Donnan	—	—
Executive Vice President - Legal, Compliance and Human Resources

John Barneson	—	—
Senior Vice President - Corporate Development

Executive officers, as a group (1)	—	—

Non-employee directors, as a group (2)	$855,000	—

All employees (other than executive officers), as a group (3)	—	—
_________________

(1)	None of our executive officers are expected to receive an award under the 2016 Plan immediately following the Annual Meeting.

(2)
Immediately following the Annual Meeting, pursuant to our director compensation policy, each of our nine non-employee directors is expected to receive a grant of restricted stock units having a value equal to $95,000. The number of shares subject to such grants will be determined based on a per share price equal to the average of the closing prices per share of our common stock as reported on the Nasdaq Global Select Market for the 20 trading days prior to the date of such grants. It is also expected that, under the 2016 Plan, each of our non-employee directors will be permitted to elect to receive shares of common stock in lieu of any or all of his or her annual cash retainer to be awarded immediately following the Annual Meeting, including retainers for serving as Lead Independent Director or a committee chair, with the number of shares to be determined based on a per share price equal to the average of the closing prices per share of our common stock as reported on the Nasdaq Global Select Market for the 20 trading days prior to the award date of the annual retainers. As of the date of this Proxy Statement, it is not possible to determine the number of shares of our common stock that will be issued or transferred to non-employee directors as a result of elections to receive shares of our common stock in lieu of annual retainers because such elections have not yet been made.

(3)	None of our employees, including our officers who are not executive officers, are expected to receive an award under the 2016 Plan immediately following the Annual Meeting.

Other than with respect to the grants set forth in the table above, it is not possible to determine the specific amounts and types of awards that may be awarded in the future under the 2016 Plan because the grant and actual pay-out of awards under the 2016 Plan are subject to the discretion of the Committee.

United States Federal Income Tax Consequences
The following is a brief summary of some of the federal income tax consequences of certain transactions under the 2016 Plan based on federal income tax laws in effect. This summary, which is presented for the information of stockholders considering how to vote on this proposal and not for 2016 Plan participants, is not intended to be complete and does not describe federal taxes other than income taxes (such as Medicare and Social Security taxes), or state, local or foreign tax consequences.
Tax Consequences to Participants
Restricted Stock. The recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the recipient for such restricted stock) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (“Restrictions”). However, a recipient may instead elect under Section 83(b) of the Code within 30 days of the date of transfer of the shares to have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of the restricted stock. If a Section 83(b) election has not been made, any dividend received with respect to the restricted stock that is subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the recipient.
Performance Shares, Performance Units and Cash Incentive Awards. No income generally will be recognized upon the grant of performance shares, performance units or cash incentive awards. Upon payment in respect of the earn-out of performance shares, performance units or cash incentive awards, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of our common stock received.
Nonqualified Stock Options. In general:

•	no income will be recognized by a participant at the time a non-qualified stock option is granted;

•
at the time of exercise of a non-qualified stock option, ordinary income will be recognized by the participant in an amount equal to the difference between the exercise price paid for the shares of our common stock and the fair market value of the shares of our common stock, if unrestricted, on the date of exercise; and

•
at the time of sale of shares acquired pursuant to the exercise of a non-qualified stock option, appreciation (or depreciation) in value of the shares of our common stock after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Incentive Stock Options. No income generally will be recognized by a participant upon the grant or exercise of an Incentive Stock Option. The exercise of an Incentive Stock Option, however, may result in alternative minimum tax liability. If shares of our common stock are issued to the participant pursuant to the exercise of an Incentive Stock Option, and if no disqualifying disposition of such shares is made by such participant within two years after the date of grant or within one year after the transfer of such shares of our common stock to the participant, then upon sale of such shares of our common stock, any amount realized in excess of the option price will be taxed to the participant as a long-term capital gain and any loss sustained will be a long-term capital loss.

If shares of our common stock acquired upon the exercise of an Incentive Stock Option are disposed of prior to the expiration of either holding period described above, the participant generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares of our common stock at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the exercise price paid for such shares of our common stock. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

Appreciation Rights. No income will be recognized by a participant in connection with the grant of an appreciation right. When the appreciation right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of our common stock received.

Restricted Stock Units. No income generally will be recognized by a participant upon the award of restricted stock units. The recipient of a restricted stock unit award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of our common stock on the date that such shares are issued or transferred to the participant under the award (reduced by any amount paid by the participant for such restricted stock units), and the capital gains/loss holding period for such shares will also commence on such date.

Tax Consequences to Kaiser or its Subsidiaries

To the extent that a participant recognizes ordinary income in the circumstances described above, Kaiser or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Registration with the Securities and Exchange Commission

We intend to file a Registration Statement on Form S-8 relating to the issuance of shares of our common stock under the 2016 Plan with the Securities and Exchange Commission pursuant to the Securities Act, as soon as practicable after approval of the 2016 Plan by our stockholders.

The board of directors recommends a vote "FOR" the approval of the 2016 Plan.

Background to Proposals 4 and 5
We have Tax Benefits, consisting of NOL carryforwards and other significant tax attributes, that we believe could offset otherwise taxable income in the United States. At December 31, 2015, we had $564.4 million of NOL carryforwards available to reduce future cash payments for income taxes in the United States. These NOL carryforwards expire periodically through 2030. At December 31, 2015, we also had $29.5 million of alternative minimum tax ("AMT") credit carryforwards available to offset United States federal income taxes. These AMT credit carryforwards have an indefinite life.

Our ability to utilize the Tax Benefits to offset future taxable income may be significantly limited if we experience an "ownership change" (as defined in Section 382 of the Code). In general, an "ownership change" will occur when the percentage of our ownership by one or more "5-percent shareholders" (as defined in the Code) has increased by more than 50 percent over the lowest percentage owned by such stockholders at any time during the prior three years. Accordingly, for the purpose of determining whether there has been an "ownership change," the change in ownership as a result of purchases by "5-percent shareholders" must be aggregated with certain changes in ownership that occurred over the three-year period ending on the date of such purchases.

An entity that experiences an "ownership change" generally will be subject to an annual limitation on its pre-"ownership change:" tax losses and credit carryforwards equal to the value of the outstanding equity of the entity immediately before the "ownership change," multiplied by the long-term, tax-exempt rate posted monthly by the Internal Revenue Service (the "IRS"), with the calculation of the annual limitation involving the application of a number of complex rules. The limitation on our ability to utilize our Tax Benefits due to an "ownership change" under Section 382 would depend on the value of our equity at the time of that "ownership change." If we were to experience an "ownership change," it is possible that a significant portion of the Tax Benefits would expire before we would be able to use them to offset future taxable income.

After careful consideration, our board of directors believes the most effective way to continue to preserve our Tax Benefits for long-term stockholder value is to:

•
amend our amended and restated certificate of incorporation (such amendment, the "Protective Amendment") to adopt a successor provision (the "Successor Protective Provision") to the existing Section 4 of Article IV, which by its express terms will expire on July 6, 2016 (the "Expiring Protective Provision"), with the Successor Protective Provision to expire on the third anniversary of the date of the Annual Meeting; and

•
adopt a Tax Asset Protection Plan (the "Protection Plan"), with the Protection Plan to expire on April 7, 2019, the third anniversary of the action of our board of directors adopting the Protection Plan.

The Successor Protective Provision, which is designed to prevent certain transfers of our securities that could result in an "ownership change," is described below under Proposal 4, and its full terms can be found in Appendix B to this Proxy Statement, which also shows the changes compared to the Expiring Protective Provision, with deletions indicated by strikeouts and additions indicated by double underlining.

Our board of directors adopted the Protection Plan on April 7, 2016. Pursuant to the Protection Plan, we issued a dividend of one right per each outstanding share of our common stock payable to our stockholders of record as of the close of business on April 22, 2016 and to holders of our common stock issued after that date. The terms of the Protection Plan are designed to deter transfers of our common stock that could result in an "ownership change." The Protection Plan is described below under Proposal 5, and its full terms, and those of the Protection Plan, can be found in Appendix C to this Proxy Statement.

Our board of directors urges stockholders to carefully read each of proposals 4 and 5, the items discussed below under "Certain Considerations Related to the Protective Amendment and the Protection Plan" and the full terms of the Successor Protective Provision and the Protection Plan.

It is important to note that neither measure offers a complete solution and an "ownership change" may occur even if the Protective Amendment is adopted and the adoption of the Protection Plan is ratified. There are limitations on the enforceability of the Successor Protective Provision against stockholders who do not vote to adopt the Protective Amendment that may allow an "ownership change" to occur, and the Protection Plan may deter, but ultimately cannot block, transfers of our common stock that might result in an "ownership change." The limitations of these measures are described in more detail below. Because of their individual limitations, our board of directors believes that both measures are needed and that they will serve as important tools to help prevent an "ownership change" that could substantially reduce the significant long-term potential of the Tax Benefits. Accordingly, our board of directors recommends that stockholders adopt the Protective Amendment and ratify the adoption of the Protection Plan.

Proposal 4 - Adoption of Amendment to our Amended and Restated Certificate of Incorporation to Implement a Successor Tax Asset Protection Provision

For the reasons discussed above under “- Background to Proposals 4 and 5,” our board of directors recommends that stockholders adopt the Protective Amendment to our amended and restated certificate of incorporation to implement the Successor Protective Provision. The Successor Protective Provision would replace the Existing Protective Provision, which by its express terms will expire on July 6, 2016, and would expire on the third anniversary of the date of this Annual Meeting. Like the Existing Protective Provision, the Successor Protective Provision is designed to prevent certain transfers of our securities that could result in an “ownership change” under Section 382 of the Code and, as a result, materially and adversely affect our ability to use the Tax Benefits to reduce future income taxes. Our board of directors believes it is in our best interests and the best interest of our stockholders to adopt the Protective Amendment to help avoid this result. The Successor Protective Provision reflects technical modifications to the Existing Protective Provisions that address changes in our circumstances, as well as developments in practice with respect to provisions of this type, that have occurred since the Existing Protective Provision was adopted in July 2006 upon our emergence from chapter 11 bankruptcy.

The Successor Protective Provision is intended to protect the long-term value to us of our accumulated Tax Benefits by limiting direct or indirect transfers of our common stock that could affect the percentage of our stock treated as being owned by a holder of 4.99% or more of our stock. The Successor Protective Provision includes a mechanism to block the impact of such transfers while generally allowing purchasers to receive their money back from prohibited purchases. In order to implement these transfer restrictions prior to the expiration of the transfer restrictions in the Existing Protective Provision, the Protective Amendment must be adopted. Our board of directors has adopted resolutions approving and declaring the advisability of the Protected Amendment, subject to stockholder adoption.

Description of Successor Protective Provision

The following description of the Successor Protective Provision is qualified in its entirety by reference to the full text of the Successor Protective Provision, which can be found in Appendix B to this Proxy Statement, which also shows the changes compared to the Existing Protective Provision, with deletions indicated by strikeouts and additions indicated by double underlining. Please read the Successor Protective Provision in its entirety as the discussion below is only a summary.

Prohibited Transfers. The Successor Protective Provision generally will restrict any direct or indirect transfer of our common stock (such as transfers of our common stock that result from the transfer of interests in other entities that own our common stock) if the effect would be to:

•	increase the direct or indirect ownership of our common stock by any Person (as described below) to 4.99% or more; or

•	increase the percentage of our common stock owned directly or indirectly by a Person owning or deemed to own 4.99% or more of our common stock.

For purposes of the Successor Protective Provision, “Person” means any individual, firm, corporation, partnership, limited liability company, limited partnership, trust or other “entity” (including any group that is deemed to constitute a “single entity”) within the meaning of Treasury Regulation § 1.382-3(a)(1), and includes any successor (by merger or otherwise) of such entity.

Restricted transfers include sales to Persons whose resulting percentage ownership (direct or indirect) of our common stock would equal or exceed the 4.99% threshold discussed above, or to Persons whose direct or indirect ownership of our common stock would by attribution cause another Person to equal or exceed such threshold. Complicated stock ownership rules prescribed by Section 382 of by the Code (and regulations promulgated thereunder) will apply in determining whether a Person is a 4.99% stockholder under the Successor Protective Provision. For purposes of determining the existence and identity of, and the amount of our common stock owned by, any stockholder, we will be entitled to rely on the existence or absence of certain public securities filings as of any date, subject to our actual knowledge of the ownership of our common stock.

The Successor Protective Provision includes the right to require a proposed transferee, as a condition to registration of a transfer of our common stock, to provide all information reasonably requested regarding the transferee’s direct or indirect ownership of our common stock.

The transfer restrictions in the Successor Protective Provision may result in the delay or refusal of certain requested transfers of our common stock, or prohibit ownership (thus requiring dispositions) of our common stock due to a change in the relationship between two or more persons or entities or to a transfer of an interest in an entity that, directly or indirectly, owns our common stock. The transfer restrictions will also apply to proscribe the creation or transfer of certain “options” (which are broadly defined by Section 382 of the Code) with respect to our common stock to the extent that, in certain circumstances, the creation, transfer or exercise of the option would result in a proscribed level of ownership.

Consequences of Prohibited Transfers. Under the Successor Protective Provision, any direct or indirect transfer attempted in violation of the Successor Protective Provision would be void as of the date of the prohibited transfer as to the purported transferee (or, in the case of an indirect transfer, the direct owner of our common stock would be deemed to have disposed of, and would be required to dispose of, the excess stock (as defined below), with such disposition being deemed to occur simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of the securities owned in violation of the Successor Protective Provision for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such common stock, or in the case of options, receiving our common stock in respect of their exercise. Our common stock purportedly acquired in violation of the Successor Protective Provision is referred to herein as “excess stock.”

In addition to a prohibited transfer being void as of the date it is attempted, upon demand, the purported transferee must transfer the excess stock, along with any dividends or other distributions paid with respect to such excess stock, to an agent designated by our board of directors. The agent is required to sell such excess stock in an arm’s-length transaction (or series of transactions) that would not constitute a violation under the Successor Protective Provision. The net proceeds of the sale, together with any other distributions with respect to such excess stock received by the agent, after deduction of all costs incurred by the agent, will be distributed first to the purported transferee in an amount, if any, up to the cost incurred by the purported transferee to acquire such excess stock (or, in the case of gift, inheritance or similar transfer, the fair market value of the excess stock on the date of the prohibited transfer), and the balance of the proceeds, if any, will be distributed to a charitable beneficiary. If the excess stock is sold by the purported transferee, such person will be treated as having sold the excess stock on behalf of the agent, and will be required to remit all proceeds to the agent (except to the extent we grant written permission to the purported transferee to retain an amount, not to exceed the amount such person otherwise would have been entitled to retain had the agent sold such share).

With respect to any transfer that does not involve a transfer of our securities within the meaning of Delaware law but that would cause any stockholder of 4.99% or more of our common stock to violate the Successor Protective Provision (i.e., an indirect transfer), the following procedures will apply in lieu of those described above. In such case, stockholder and/or any person whose ownership of our securities is attributed to the stockholder will be deemed to have disposed of (and will be required to dispose of) sufficient securities, simultaneously with the transfer, to cause such holder not to be in violation of the Successor Protective Provision, and such securities will be treated as excess stock to be disposed of through an agent under the provisions summarized above, with the maximum amount payable to such stockholder or such other person that was the direct holder of such excess stock from the proceeds of sale by the agent being the fair market value of such excess stock at the time of the prohibited transfer.

Waiver of Transfer Restrictions. To provide for effective operation of the Successor Protective Provision, the Successor Protective Provision includes procedures pursuant to which any Person who desires to effect a transfer of our common stock that may be restricted under the Successor Protective Provision may, prior to such transfer, seek from our board of directors a waiver of the application of the transfer restrictions to such transfer. As a condition to granting a waiver, our board of directors may require, at the expense of the requesting person, a report from advisors selected by the board to the effect that the proposed transfer will not result in a limitation on our ability to utilize the Tax Benefits. However, our board of directors may grant a requested waiver notwithstanding the effect of the proposed transfer on our Tax Benefits if it determines the waiver is in our best interest. In addition, whether or not a request for a waiver is made, our board of directors may determine to waive the application of the transfer restrictions to a transfer of our common stock that is restricted under the Successor Protective Provision. Our board of directors may impose any conditions it deems reasonable and appropriate in connection with the grant of any waiver.

Public Groups. In order to facilitate sales by stockholders into the market, the Successor Protective Provision expressly permits otherwise prohibited transfers of our common stock where the transferee is a “public group” (as such term is defined in Section 382 of the Code). These permitted transfers include any transfer to a new “public group” that would be created by the transfer.

Modification. In the event of a change in law, our board of directors will be authorized to modify, by adopting a written resolution, any of the definitions and terms of the Successor Protective Provision or to eliminate the Successor Protective Provision, provided that the board of directors determines that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of the Successor Protective Provision is no longer reasonably necessary for such purpose, as applicable. Stockholders will be notified of any such determination through the method of notice that our corporate secretary deems appropriate under the circumstances.

In addition, our board of directors may, to the extent permitted by law, establish, modify, amend or rescind by-laws, regulations and procedures for purposes of determining whether any transfer of our common stock would jeopardize our ability to preserve and utilize Tax Benefits.

Implementation and Expiration of the Successor Protective Provision

If our stockholders adopt the Protective Amendment, we intend to promptly file a certificate of amendment to our amended and restated certificate of incorporation with the Secretary of State of the State of Delaware, whereupon the Protective Amendment will become effective. We intend to immediately thereafter enforce the restrictions in the Successor Protective Provision to preserve the future use of our Tax Benefits. We also intend to disclose such restrictions to persons holding our common stock in uncertificated form, disclose such restrictions to the public generally and include a legend reflecting such restrictions on certificates representing newly issued or transferred shares.

The Successor Protective Provision would expire on the earliest of (1) the third anniversary of the Annual Meeting or such earlier date as of which our board of directors determines that the transfer restrictions in the Successor Protective Provision are no longer necessary for the preservation of our Tax Benefits, (2) the effective date of the repeal of Section 382 of the Code if our board of directors determines that the transfer restrictions in the Successor Protective Provision are no longer necessary for the preservation of our Tax Benefits, and (3) the first day of a taxable year to which the board of directors determines that no Tax Benefits may be carried forward.

Effectiveness and Enforceability

Although the Protective Amendment is intended to reduce the likelihood of an “ownership change” under Section 382 of the Code, we cannot eliminate the possibility that an “ownership change” will occur even if the Protective Amendment is adopted given that:

•	Our board of directors can permit a transfer to an acquirer that results or contributes to an “ownership change” if it determines that such transfer is in our best interests.

•
A court could find that part or all of the Successor Protective Provision is not enforceable, either in general or as to a particular fact situation. Under the laws of the State of Delaware, our jurisdiction of incorporation, a corporation is conclusively presumed to have acted for a reasonable purpose when restricting the transfer of its securities in its certificate of incorporation for the purpose of maintaining or preserving any tax attribute. Delaware law provides that transfer restrictions with respect to shares of our common stock issued prior to the effectiveness of the restrictions will be effective against (1) stockholders with respect to shares that were voted in favor of this proposal and (2) purported transferees of shares that were voted in favor of this proposal if the transfer restrictions are conspicuously noted on the certificate(s) representing such shares or the transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). After the Protective Amendment becomes effective, we intend to disclose the transfer restrictions in the Successor Protective Provision to persons holding our common stock in uncertificated form, and to cause any shares of our common stock issued in certificated form to be issued with the transfer restrictions in the Successor Protective Provision conspicuously noted on the certificate(s) representing such shares. Therefore, under Delaware law, shares of our common stock issued after effectiveness of Protective Amendment will be subject to the transfer restrictions in the Successor Protective Provision. For the purpose of determining whether a stockholder is subject to the Successor Protective Provision, we intend to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment, unless the contrary is established. We may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Successor Protective Provision, unless a stockholder establishes that it did not vote in favor of the Protective Amendment but had the right to do so. Nonetheless, a court could find that the Successor Protective Provision is unenforceable, either in general or as applied to a particular stockholder or fact situation.

•
Despite the adoption of the Protective Amendment, there is still a risk that certain changes in relationships among stockholders or other events could cause an “ownership change” under Section 382. Accordingly, we cannot assure you that an “ownership change” will not occur even if the Protective Amendment is adopted. However, our board of directors has also adopted, and is seeking stockholder ratification of the adoption of, the Protection Plan, which is intended to act as a deterrent to any person acquiring 4.99% or more of our common stock and thereby endangering our ability to preserve and utilize the Tax Benefits.

As a result of these and other factors, the Protective Amendment serves to reduce, but does not eliminate, the risk that we will undergo an “ownership change” under Section 382 of the Code.

The board of directors recommends a vote "FOR" the proposal to adopt the Protective Amendment.

Proposal 5 - Ratification of the Adoption of Our Tax Asset Protection Plan

The Protection Plan

On April 7, 2016, our board of directors adopted the Protection Plan, with the Protection Plan to expire on April 7, 2019, the third anniversary of the action of the board adopting the Protection Plan. The Protection Plan is designed to deter transfers of our common stock that could result in an “ownership change” under Section 382 of the Code in order to preserve our Tax Benefits, not to protect against a takeover of our company. Because of the limitations of the Successor Protective Provision in preventing transfers of our common stock that may result in an “ownership change,” as further described above under Proposal 4, our board of directors believes the Protection Plan is in our best interests and the best interest of our stockholders.

Description of Protection Plan

The following description of the Protection Plan is qualified in its entirety by reference to the full text of the Protection Plan, which can be found in Appendix C to this Proxy Statement. Please read the Protection Plan in its entirety as the discussion below is only a summary.

General. Although the Protection Plan is intended to reduce the likelihood of an “ownership change” that would limit the utilization of our Tax Benefits, it does not eliminate the risk of such an “ownership change.” In general terms, the Protection Plan imposes a significant penalty upon any person or group that acquires beneficial ownership of 4.99% or more of our common stock without the prior approval of our board of directors. A person or group that acquires a percentage of our common stock in excess of that threshold is referred to herein as an “acquiring person.” Any rights held by an acquiring person are void and may not be exercised. The term “beneficial ownership” is defined in the Protection Plan and generally means direct or constructive ownership as determined under Section 382 of the Code.

The Rights. Our board of directors authorized the issuance of one right per each outstanding share of our common stock on April 7, 2016. If the rights become exercisable, each right would allow its holder to purchase from us one one-hundredth of a share of its Series A Junior Participating Preferred Stock for a purchase price of $400.00. Each fractional share of preferred stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of our common stock. Prior to exercise, however, a right does not give its holder any dividend, voting or liquidation rights.

Exercisability. The rights will not be exercisable until the earlier of:

•	10 days after a public announcement by Kaiser that a person or group has become an acquiring person; and

•
10 business days (or a later date determined by our board of directors) after a person or group begins a tender or exchange offer that, if completed, would result in that person or group becoming an acquiring person.

The date that the rights become exercisable is referred to herein as the “distribution date.” Until the distribution date, our common stock certificates will also evidence the rights and will contain a notation to that effect. Any transfer of shares of common stock prior to the distribution date will constitute a transfer of the associated rights. After the distribution date, the rights will separate from the common stock and be evidenced by right certificates, which we will mail to all holders of rights that have not become void.

After the distribution date, if a person or group already is or becomes an acquiring person, all holders of rights, except the acquiring person, may exercise their rights upon payment of the purchase price to purchase shares of our common stock (or other securities or assets as determined by our board of directors) with a market value of two times the purchase price (referred to as a “flip-in event”).

After the distribution date, if a flip-in event has already occurred and we are acquired in a merger or similar transaction, all holders of rights except the acquiring person may exercise their rights upon payment of the purchase price, to purchase shares of the acquiring or other appropriate entity with a market value of two times the purchase price of the rights (referred to as a “flip-over event”).

Rights may be exercised to purchase our preferred shares only after the distribution date occurs and prior to the occurrence of a flip-in event as described above. A distribution date resulting from the commencement of a tender offer or exchange offer as described in the second bullet point above could precede the occurrence of a flip-in event, in which case the rights could be exercised to purchase our preferred shares. A distribution date resulting from any occurrence described in the first bullet point above would necessarily follow the occurrence of a flip-in event, in which case the rights could be exercised to purchase shares of our common stock (or other securities or assets) as described above.

Exempted Persons and Exempted Transactions. Our board of directors recognizes that there may be instances when an acquisition of our common stock that would cause a stockholder to become an acquiring person may not jeopardize the availability of any Tax Benefits to us. Accordingly, the Protection Plan grants discretion to the board of directors to designate a person as an “Exempt Person” or to designate a transaction involving our common stock as an “Exempt Transaction.” An “Exempt Person” cannot become an acquiring person under the Protection Plan. Our board of directors can revoke an “Exempt Person” designation if it subsequently makes a contrary determination regarding whether a transaction by such person may jeopardize the availability of Tax Benefits to us.

Expiration. The rights will expire on the earliest of (1) April 7, 2019, the third anniversary of the action of the board of directors adopting the Protection Plan, or such earlier date as of which the board of directors determines that the Protective Plan is no longer necessary for the preservation of our Tax Benefits, (2) the time at which the rights are redeemed, (3) the time at which the rights are exchanged, (4) the effective time of the repeal of Section 382 of the Code if the board of directors determines that the Protection Plan is no longer necessary for the preservation of our Tax Benefits, (5) the first day of a taxable year to which the board of directors determines that no Tax Benefits may be carried forward, and (6) the day following the certification of the voting results of the Annual Meeting, if stockholder ratification of the adoption of the Protection Plan has not been obtained prior to that date.

Redemption. Our board of directors may redeem all (but not less than all) of the rights for a redemption price of $0.001 per right at any time before the later of the distribution date and the date of the first public announcement or disclosure by us that a person or group has become an acquiring person. Once the rights are redeemed, the right to exercise rights will terminate, and the only right of the holders of rights will be to receive the redemption price. The redemption price will be adjusted if we declare a stock split or issue a stock dividend on our common stock.

Exchange. After the later of the distribution date and the date of the first public announcement by us that a person or group has become an acquiring person, but before an acquiring person owns 50% or more of our outstanding common stock, our board of directors may exchange each right (other than rights that have become void) for one share of our common stock or an equivalent security.

Anti-Dilution Provisions. Our board of directors may adjust the purchase price of the preferred shares, the number of preferred shares issuable and the number of outstanding rights to prevent dilution that may occur as a result of certain events, including, among others, a stock dividend, a stock split or a reclassification of the preferred shares or our common stock. No adjustments to the purchase price of less than one percent will be made.

Amendments. Before the time rights cease to be redeemable, our board of directors may amend or supplement the Protection Plan without the consent of the holders of the rights, except that no amendment may decrease the redemption price below $0.001 per right. At any time thereafter, our board of directors may amend or supplement the Protection Plan to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions or to make any additional changes to the Protection Plan, but only to the extent that those changes do not impair or adversely affect the interests of holders of rights and do not result in the rights again becoming redeemable. The limitations on our board’s ability to amend the Protection Plan does not affect our board’s power or ability to take any other action that is consistent with its fiduciary duties, including without limitation accelerating or extending the expiration date of the rights, making any amendment to the Protection Plan that is permitted by the Protection Plan or adopting a new plan with such terms as our board determines in its sole discretion to be appropriate.

The board of directors recommends a vote "FOR" the proposal to ratify the adoption of the Protection Plan.

Certain Considerations Related to the Protective Amendment and the Protection Plan

Our board of directors believes that attempting to protect our Tax Benefits as described above under “- Proposals 4 and 5 - Background” is in our best interests and the best interest of our stockholders. However, we cannot eliminate the possibility that an “ownership change” under Section 382 of the Code will occur even if the Protective Amendment is adopted and the adoption of the Protection Plan is ratified. Please consider the factors discussed below in voting on Proposals 4 and 5.

Risk of IRS Challenge

The IRS has not audited or otherwise validated the amount of our Tax Benefits. The IRS could challenge the amount of our Tax Benefits, which could limit our ability to utilize the Tax Benefits to reduce our future income tax liability. In addition, the complexity of Section 382 of the Code and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an “ownership change” has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an “ownership change” and attempt to reduce or eliminate our Tax Benefits even if the Successor Protective Provision and the Protection Plan are in place.

Continued Risk of Ownership Change

Although the Protective Amendment and the Protection Plan are intended to reduce the likelihood of an “ownership change,” we cannot assure you that they would prevent all transfers of our common stock that could result in an “ownership change.” In particular, absent a court determination, we cannot assure you that the Successor Protective Provisions’ restrictions on transfer of our common stock will be enforceable against all of our stockholders, and they may be subject to challenge on equitable grounds.

Potential Effects on Liquidity

The Successor Protective Provision will restrict a stockholder’s ability to acquire, directly or indirectly, additional shares of our common stock in excess of the specified limitations. Furthermore, a stockholder’s ability to dispose of our common stock may be limited by reducing the number of potential acquirers for such common stock. In addition, a stockholder’s ownership of our common stock may become subject to the restrictions of the Successor Protective Provision upon actions taken by persons related to, or affiliated with, them. Stockholders are advised to monitor carefully their ownership of our stock and consult their own legal advisors and/or us to determine whether their ownership of our stock approaches the restricted levels.

Potential Impact on Value

If the Protective Amendment is adopted, our board of directors intends to disclose the transfer restrictions in the Successor Protective Provision to persons holding our common stock in uncertificated form, disclose such restrictions to the public generally and include a legend reflecting such restrictions on certificates representing newly issued or transferred shares. Because certain buyers, including persons who wish to acquire 4.99% or more of our common stock and certain institutional holders who may not be comfortable holding stock with restrictive legends, may not purchase our common stock, the

Protective Amendment could depress the value of our common stock in an amount that could more than offset any value preserved from protecting our Tax Benefits. The Protection Plan could have a similar effect if investors object to holding our common stock subject to the terms of the Protection Plan.

Potential Anti-Takeover Impact

The reason our board of directors adopted the Protective Amendment and the Protection Plan is to preserve the long-term value of our Tax Benefits. The Protective Amendment, if adopted by our stockholders, could be deemed to have an anti-takeover effect because, among other things, it will restrict the ability of a person, entity or group to accumulate 4.99% or more of our common stock and the ability of any persons, entities or groups owning 4.99% or more of our common stock to acquire additional shares of our common stock without the approval of our board of directors. Similarly, while the Protection Plan is not intended to prevent a takeover, it does have a potential anti-takeover effect because an acquiring person may be diluted upon the occurrence of a triggering event. The Protective Amendment and the Protection Plan proposals are not part of a plan by us to adopt anti-takeover measures, and we are not presently aware of any potential takeover transaction.

Effect of the Successor Protective Provision If You Vote For the Protective Amendment and Already Own 4.99% or More of Our Common Stock
If you already own 4.99% or more of our common stock, you would be able to transfer shares of our common stock only if the transfer does not increase the percentage of stock ownership of another holder of 4.99% or more of our common stock or create a new holder of 4.99% or more of our common stock. You will also be able to transfer your shares of our common stock through open-market sales to a “public group” as defined under Section 382 of the Code, including a new “public group.”
Effect of the Successor Protective Provision If You Vote For the Protective Amendment and Own Less Than 4.99% of Our Common Stock
The Successor Protective Provision will apply to you, but, so long as you own less than 4.99% of our common stock, you can transfer your shares to a purchaser who, after the sale, also would own less than 4.99% of our common stock.
Effect of the Protective Successor Protective Provision If You Vote Against the Protective Amendment
Delaware law provides that the transfer restrictions of the Successor Protective Provision with respect to shares of our common stock issued prior to effectiveness of the Protective Amendment will be effective against (1) stockholders with respect to shares that were voted in favor of adopting the Protective Amendment and (2) purported transferees of such shares if the transfer restrictions are conspicuously noted on the certificate(s) representing such shares or the transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). After the Protective Amendment becomes effective, we intend to disclose the transfer restrictions in the Successor Protective Provision to persons holding our common stock in uncertificated form, and to cause any shares of our common stock issued in certificated form to be issued with the transfer restrictions in the Successor Protective Provision conspicuously noted on the certificate(s) representing such shares. Therefore, under Delaware law, shares of our common stock issued after effectiveness of the Protective Amendment will be subject to the transfer restrictions in the Successor Protective Provision. For the purpose of determining whether a stockholder is subject to the Successor Protective Provision, we intend to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment, unless the contrary is established. We may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Successor Protective Provision, unless a stockholder establishes that it did not vote in favor of the Protective Amendment but had the right to do so. Nonetheless, a court could find that the Successor Protective Provision is unenforceable, either in general or as applied to a particular stockholder or fact situation.

Proposal 6 - Ratification of the Selection of our Independent Registered Public Accounting Firm

Pursuant to the audit committee charter, the audit committee has the sole authority to retain an independent registered public accounting firm for our company. The board of directors requests that the stockholders ratify the audit committee's selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2016.

The audit committee will not be bound by the ratification of, or failure to ratify, the selection of Deloitte & Touche LLP, but the audit committee will consider any failure to ratify the selection of Deloitte & Touche LLP in connection with the appointment of our independent registered public accounting firm for 2016.

The board of directors recommends a vote "FOR" the ratification of the audit committee's selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2016.

CORPORATE GOVERNANCE

Our board of directors is responsible for providing effective governance over the affairs of our company. Our corporate governance practices are designed to align the interests of our board of directors and management with those of our stockholders and to promote honesty and integrity throughout the company. Highlights of our corporate governance practices are described below.

A copy of the current charter, as approved by our board of directors, for each of the executive committee, audit committee, compensation committee, nominating and corporate governance committee and talent development committee, and a copy of our corporate governance guidelines and code of business conduct and ethics, which applies to all of our employees, including our executive officers, are available on our website at www.kaiseraluminum.com under "Investor Relations - Corporate Governance." Copies are also available to stockholders upon request from our Corporate Communications Department, Kaiser Aluminum Corporation, 27422 Portola Parkway, Suite 200, Foothill Ranch, CA 92610-2831. Furthermore, we will post any amendments to our code of business conduct and ethics, or waivers of the code for our directors or executive officers, on our website at www.kaiseraluminum.com under "Investor Relations - Corporate Governance."

Stockholder Communications with the Board of Directors

Our stockholders may communicate with our board of directors as a group or with the chair of the executive committee, audit committee, compensation committee or nominating and corporate governance committee by sending an email to boardofdirectors@kaiseraluminum.com, execchair@kaiseraluminum.com, auditchair@kaiseraluminum.com, compchair@kaiseraluminum.com, or nominatingchair@kaiseraluminum.com, respectively, or by writing to such group or person at Kaiser Aluminum Corporation, Attn: Corporate Secretary (Board of Directors), 27422 Portola Parkway, Suite 200, Foothill Ranch, California 92610-2831. Communications that are intended specifically for any other group of directors or for any individual director, such as the independent directors as a group or the Lead Independent Director, should be sent to the attention of our corporate secretary at the address above or via email to corpsecretary@kaiseraluminum.com and should clearly state the individual director or group of directors that is the intended recipient of the communication.

Our corporate secretary will review each communication and determine whether or not the communication is appropriate for delivery. Communications that, in the judgment of our corporate secretary, are clearly of a marketing nature, that advocate that our company engage in illegal activity, that do not reasonably relate to our company or our business or that are similarly inappropriate will not be furnished to the intended recipient. If, in the judgment of the corporate secretary, any communication pertains to an accounting matter, it will be forwarded to our compliance officer.

Communications that, in the judgment of our corporate secretary, are appropriate for delivery will, unless requiring immediate attention, be assembled and delivered to the intended recipients on a periodic basis, generally at or in advance of each regularly scheduled meeting of our board of directors. Any communication that, in the judgment of our corporate secretary, requires immediate attention will be promptly delivered. In no case will the corporate secretary provide anyone but a member of our board of directors with access to any such communication, except as noted above with respect to communications pertaining to accounting matters.

Board and Committee Meetings and Consents in 2015

During 2015, our board of directors held five meetings and acted by unanimous written consent four times. In addition to meetings of our board of directors, directors attended meetings of committees of our board of directors. Each incumbent director attended at least 75% of the aggregate number of meetings that our board of directors held during the period he or she was a director in 2015 and that each committee on which he or she served held during the period he or she served on such committee in 2015.

Annual Meetings of Stockholders

Members of our board of directors are expected to make reasonable efforts to attend our annual meetings of stockholders. All directors then serving attended our 2015 annual meeting of stockholders.

Director Independence

Our corporate governance guidelines require that a majority of the members of our board of directors satisfy the independence requirements set forth in the rules of the Nasdaq Stock Market. We refer to these requirements as the general independence criteria. Additionally, the audit committee charter, compensation committee charter and nominating and corporate governance committee charter require that all respective committee members satisfy the general independence criteria. There are no family relationships among our officers or directors.

Based upon information requested from and provided by each of our directors concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that each of Mmes. Bartholomew, Hopp and Martin and Messrs. Foster, Hassey, Osborne, Quinn, Van Leeuwen and Wilcox, representing nine of our 10 directors, satisfies the general independence criteria and is independent within the meaning of such term under our corporate governance guidelines. The tenth director, Mr. Hockema, cannot meet the independence requirement as our Chief Executive Officer. In making such determination, our board of directors considered the relationships that each of our directors had with our company and all other facts and circumstances our board of directors deemed relevant in determining the independence of each of our directors in accordance with the general independence criteria.

Annual Performance Reviews

Under our corporate governance guidelines, our board of directors is required to conduct an annual self-evaluation to determine whether our board of directors and its committees are functioning effectively. Additionally, the charter for each committee of our board of directors requires each committee to annually evaluate its performance. In addition to the evaluation performed by the nominating and corporate governance committee with respect to whether an incumbent director should be nominated for re-election to the board of directors upon expiration of such director's term, the chair of the nominating and corporate governance committee conducts performance reviews of individual directors. We further strengthen the performance evaluation process by having one-on-one interviews with each individual director conducted by a member of our senior management to discuss, among other things, the annual self-evaluation. The results from the one-on-one interviews are summarized and reviewed with the nominating and corporate governance committee and the board of directors.

Stock Ownership Guidelines and Securities Trading Policy

Our stock ownership guidelines require our non-employee directors to own company stock equal to six times their annual base retainer within five years of becoming a member of our board of directors. For purposes of measuring our non-employee directors' compliance with our stock ownership guidelines, restricted stock is valued at the closing price of our common stock on the grant date and all other shares of common stock purchased or acquired are valued at the purchase price of such shares. Currently, each of our non-employee directors satisfies the applicable stock ownership requirements under the stock ownership guidelines. Our stock ownership guidelines also apply to senior management. For additional information regarding our stock ownership guidelines, see "Executive Compensation - Stock Ownership Guidelines."

Our securities trading policy contains anti-hedging and anti-pledging provisions prohibiting our directors and employees, including our named executive officers, from engaging in any speculative transactions involving our securities, including (1) buying or selling puts or calls, (2) short sales, (3) buying on margin or holding our securities in a margin account, or (4) pledging our securities as collateral for a loan or any other obligations.

Director Designation Agreement

On July 6, 2006, we entered into a Director Designation Agreement with the USW under which the USW has certain rights to designate director nominees. In connection with the renewal and ratification of a new five-year collective bargaining agreement with members of the USW at our Spokane, Washington and Newark, Ohio facilities, in January 2015, the rights of the USW under the Director Designation Agreement which were set to expire on September 30, 2015 were extended to December 31, 2020. Under the Director Designation Agreement, the USW generally has the right to designate the minimum number of director candidates necessary to ensure that, assuming the nominated candidates are elected by our stockholders, at least 40% of the members of our board of directors have been nominated by the USW.

The Director Designation Agreement contains requirements as to the timeliness, form and substance of the notice the USW must give to the nominating and corporate governance committee in order to nominate candidates. The nominating and corporate governance committee is required to determine in good faith whether each properly submitted candidate satisfies the qualifications set forth in the Director Designation Agreement. Pursuant to the terms of the Director Designation Agreement, if the nominating and corporate governance committee determines that a nominated candidate satisfies the qualifications, the committee will, unless otherwise required by its fiduciary duties, recommend the candidate to our board of directors for inclusion in the slate of directors to be recommended by the board of directors in our proxy statement. Similarly, the board of directors will, unless otherwise required by its fiduciary duties, accept the recommendation and include the candidate in the slate of directors that the board of directors recommends.

A candidate nominated by the USW may not be an officer, employee, director or member of the USW or any of its local or affiliated organizations as of the date of his or her designation as a candidate or election as a director. In addition, the Director Designation Agreement requires the USW to meet with us not less than annually to discuss each director designated for nomination by the USW and requires the USW to obtain approval prior to re-designating an incumbent for nomination.

The Director Designation Agreement also provides that the USW will have the right to nominate an individual to fill a vacancy on the board of directors resulting from the death, resignation, disqualification or removal of a director nominated by the USW. The Director Designation Agreement further provides that, in the event of newly created directorships resulting from an increase in the number of our directors, the USW will have the right to nominate the minimum number of individuals to fill the newly created directorships necessary to ensure that at least 40% of the members of the board of directors have been nominated by the USW, except that we have the ability to increase the size of the board of directors from 10 to up to 12 members without increasing the number of candidates that the USW has the right to designate for nomination. In each case, the USW, the nominating and corporate governance committee and the board of directors will be required to follow the nomination and approval procedures described above. Upon the termination of the Director Designation Agreement, the USW is required to cause each director designated by the USW to submit his or her resignation to the board of directors, which submission the board of directors may accept or reject in its discretion.

Each candidate nominated by the USW must also satisfy:

•the general independence criteria;

•
the qualifications to serve as a director as set forth in any applicable corporate governance guidelines adopted by the board of directors and policies adopted by the nominating and corporate governance committee establishing criteria to be utilized by it in assessing whether a director candidate has appropriate skills and experience; and

•	any other qualifications to serve as director imposed by applicable law.

Finally, the Director Designation Agreement provides that, so long as our board of directors maintains an audit committee, executive committee or nominating and corporate governance committee, each of these committees will, unless otherwise required by the fiduciary duties of our board of directors, include at least one director nominated by the USW (provided at least one director nominated by the USW is qualified to serve on the applicable committee as determined in good faith by our board of directors). Current members of our board of directors that have been nominated by the USW are Ms. Bartholomew and Messrs. Foster, Quinn and Wilcox.

Board Leadership Structure and Risk Oversight

Mr. Hockema, our Chief Executive Officer, serves as the Chairman of the Board, and Dr. Osborne serves as our Lead Independent Director. We believe that Mr. Hockema's experience with our company and in the metals industries, the independence of the other directors, our governance structure and the interaction between and among Mr. Hockema, our Lead Independent Director and the other directors make our board leadership structure the most appropriate for our company and our stockholders. As a result of his substantial experience with our company and in the metals industries, Mr. Hockema is uniquely qualified to provide clear leadership for our company and a single point of accountability. Our corporate governance guidelines and governance structure require an Independent Lead Director to be selected by a majority of the independent directors, thereby ensuring that there is independent leadership within our board of directors and allowing our independent directors to function as a body distinct from management and to evaluate the performance of Mr. Hockema and our management independently and objectively. In addition, each of the audit, compensation, nominating and corporate governance, and talent development committees consists solely of independent directors.

Under our corporate governance guidelines, each member of our board of directors may submit items to be included on the agenda for any meeting of our board of directors and raise subjects that are not on the agenda at any meeting of our board of directors, and our independent directors are required to meet at least quarterly in executive sessions at which only independent directors are present. Our Lead Independent Director establishes the agenda for executive sessions, may call a meeting of independent directors upon the request of a majority of independent directors and serves as a liaison between our independent directors and our Chief Executive Officer. Our Lead Independent Director has other responsibilities that the independent directors designate, presides at meetings of our independent directors, solicits advice and input from our independent board members, and routinely meets and confers with our Chief Executive Officer to address comments, issues and areas of interest expressed or identified by our independent directors, to assess the governance of our board of directors and our company, and to review board responsibilities, meeting schedules, meeting agenda and information requested or otherwise provided to our directors routinely or in connection with meetings of our board of directors. The chair of each committee of our board of directors serves as a liaison to keep our full board of directors and our Chief Executive Officer apprised of the work performed by such committee at each of our regularly scheduled board meetings and as otherwise required. The executive committee is also comprised of the Chairman of the board of directors and the chair of each of the outstanding committees. Finally, under our bylaws, special meetings of our board of directors may be called by a majority of our board members, nine of 10 of whom are currently independent.

We encourage direct communication among our directors and with our Chief Executive Officer before, during and after formal board and committee meetings and facilitate those communications around our scheduled meetings. Our directors also have full access to our officers, employees and advisors. The nominating and corporate governance committee of our board of directors is specifically charged with responsibility for, among other things, identifying new director candidates, evaluating incumbent directors, evaluating our Chief Executive Officer, evaluating stockholder recommendations, recommending nominees for election at annual stockholder meetings, reviewing our corporate governance guidelines and assisting in management succession planning, including with respect to the chairman of our board of directors and our Chief Executive Officer.

We have policies in place to identify, assess and manage potential risks and to continually review the procedures that we have designed and implemented to mitigate such risks. We believe that our board of directors provides effective oversight of the risk management function. Under its charter, the audit committee of our board of directors is responsible for discussing our risk management policies, including, without limitation, the steps taken and to be taken to monitor and control our major financial risk exposures. In addition, our full board of directors is actively engaged in the review and assessment of our risk management policies, conducts a comprehensive review at least annually during a regularly scheduled board meeting and routinely requests that specific risk-related items be included on board and committee meeting agendas. We engage in an ongoing enterprise risk management process pursuant to which we formally identify, categorize and assess our risks and risk mitigation strategies and have routinely updated the audit committee and our full board of directors regarding this process.

Risks Arising from Compensation Policies and Practices

Our compensation policies and practices, discussed more fully below, are designed to create and maintain alignment between our employees and stockholders by rewarding employees, including our senior management, for achieving strategic goals that successfully drive our operations and enhance stockholder value and to preclude the taking of unreasonable risks through the use of incentive compensation that rewards decisions that result in strong performance in both the short- and long-term. We do not believe that our compensation policies and practices for our employees are likely to have a material adverse effect on our company. Our determination is based on, among other factors, the following:

•	Potential payouts under our incentive plans are capped, and overall variable compensation does not materially impact our financial results;

•	Our overall compensation is comprised of a mix of long- and short-term compensation which discourages short-term decisions that could be at the expense of long-term results;

•
A significant portion of the variable compensation is in the form of restricted stock or restricted stock units and performance shares with three-year vesting and performance periods, which ensure that three years of unvested grants are outstanding at any time and encourage decisions that create long-term value for our stockholders;

•	All of our incentive programs contain clawback provisions, which provide for the forfeiture of outstanding unvested awards and the return of vested awards;

•	Our short-term incentive plan and our performance shares require the attainment of threshold company performance levels before any payments are earned or performance shares vest; and

•
Our stock ownership guidelines require our board of directors and senior management to retain significant equity interests in our company to ensure the ongoing alignment of executive officers and our stockholders.

Board Committees

Currently, we have five standing committees of the board of directors: an executive committee; an audit committee; a compensation committee; a nominating and corporate governance committee; and a talent development committee.

The following table sets forth the chair and members of each committee of our board of directors, the number of meetings each committee held during 2015, and the number of times each committee acted by unanimous written consent.

Committee	Members	Number of Meetings Held in 2015	Number of Times Acted By Unanimous Written Consent
Executive Committee	Jack A. Hockema*	-	5
	Teresa A. Hopp
	Alfred E. Osborne, Jr.
	Brett E. Wilcox
	Thomas M. Van Leeuwen
Audit Committee	Carolyn Bartholomew	7	-
	Teresa A. Hopp*
	Lauralee E. Martin
	Alfred E. Osborne, Jr.
	Thomas M. Van Leeuwen
	Brett E. Wilcox
Compensation	L. Patrick Hassey	7	3
Committee	Lauralee E. Martin
	Jack Quinn
	Thomas M. Van Leeuwen*
	Brett E. Wilcox
Nominating and	Carolyn Bartholomew	6	-
Corporate Governance	David Foster
Committee	Alfred E. Osborne, Jr.*
	Jack Quinn
	Thomas M. Van Leeuwen
Talent Development	David Foster	2	-
Committee	L. Patrick Hassey
	Teresa A. Hopp
	Lauralee E. Martin
	Brett E. Wilcox*

*Committee chair

Executive Committee

The executive committee of our board of directors manages our business and affairs requiring attention prior to the next regular meeting of our board of directors. However, the executive committee does not have the power to (1) approve or adopt, or recommend to our stockholders, any action or matter expressly required by law to be submitted to our stockholders for approval, (2) adopt, amend or repeal any bylaw of our company, or (3) take any other action reserved for action by our board of directors pursuant to a resolution of our board of directors or otherwise prohibited to be taken by the executive committee by law or pursuant to our amended and restated certificate of incorporation or bylaws.

The executive committee charter requires that a majority of the members of the executive committee satisfy the general independence criteria. In addition, the members of the executive committee must include the chairman of our board of directors and at least one of the directors nominated by the USW. The executive committee is currently comprised of the chairman of our board of directors and the chair of each of the committees of the board of directors.

Audit Committee

The audit committee of our board of directors oversees our accounting and financial reporting practices and processes and the audits of our financial statements on behalf of our board of directors. The audit committee is responsible for appointing, compensating, retaining and overseeing the work of our independent accounting firm. Other duties and responsibilities of the audit committee include:

•	establishing hiring policies for employees or former employees of the independent accounting firm;

•	reviewing our systems of internal accounting controls;

•	discussing risk management policies;

•	approving related-party transactions;

•	establishing procedures for complaints regarding financial statements or accounting policies; and

•	performing other duties delegated to the audit committee by our board of directors from time to time.

The audit committee charter requires that all members of the audit committee satisfy the general independence criteria. The charter also requires that no audit committee member may have participated in the preparation of our financial statements during the three years prior to his or her appointment as a member and that each audit committee member be able to read and understand fundamental financial statements, including a balance sheet, an income statement and a cash flow statement. Additionally, at least one member of the audit committee must have had past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience which results in that individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities and that member or another member must have sufficient education or experience to have acquired the attributes necessary to meet the criteria of an "audit committee financial expert," as that term is defined in the rules promulgated by the Securities and Exchange commission. In addition, the members of the audit committee must include at least one of the directors nominated by the USW.

Our board of directors has determined that all six members of the audit committee (1) meet the general independence criteria, as well as the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act, and (2) are able to read and understand fundamental financial statements. Our board of directors also determined that no member of the audit committee participated in the preparation of our financial statements during the three years prior to their appointment as members of the committee. Finally, our board of directors has determined that Mmes. Hopp and Martin and Mr. Wilcox satisfy the financial sophistication criteria described above and satisfy the criteria necessary to serve as the "audit committee financial expert," in each case based on his or her experience described in "Proposals Requiring Your Vote - Proposal 1 - Election of Directors" above.

Compensation Committee

General

The compensation committee of our board of directors establishes and administers our policies, programs and procedures for compensating our senior management, including determining and approving the compensation of our executive officers. Other duties and responsibilities of the compensation committee include:

•
administering plans adopted by our board of directors that contemplate administration by the compensation committee, including the 2006 Plan and, if approved by our stockholders at the Annual Meeting, the 2016 Plan;

•	overseeing regulatory compliance with respect to compensation matters;

•	reviewing director compensation; and

•	performing other duties delegated to the compensation committee by our board of directors from time to time.

The compensation committee solicits the views of our Chief Executive Officer on compensation matters, including as they relate to our compensation of the other members of senior management reporting to our Chief Executive Officer. The compensation committee has retained Meridian to advise the compensation committee on all matters related to compensation of our Chief Executive Officer and other members of senior management. The compensation committee has reviewed the factors that could affect Meridian's independence. Based on this review, the compensation committee has determined there are no conflicts of interest.

Meridian's services include (1) providing competitive market data and related assessments of executive compensation as background against which the compensation committee considers executive compensation, (2) preparing and reviewing tally and compensation summary sheets for our named executive officers, (3) apprising the compensation committee of trends and best practices associated with executive and director compensation, (4) providing support with respect to legal, regulatory and accounting considerations impacting compensation and benefit programs, (5) the development and review of a list of compensation peer group companies, and (6) attending meetings of the compensation committee and our board of directors when requested. These services are typically directed by the compensation committee and coordinated with our human resources department.

The compensation committee charter requires that all members of the compensation committee satisfy the general independence criteria, as well as qualify as "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Exchange Act. Additionally, each of our compensation committee members also qualifies as an outside director, allowing us to make awards that qualify as performance based compensation under 162(m) of the Code.

The compensation committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and may delegate to the subcommittee any or all of the powers and authority of the committee.

Compensation Committee Interlocks and Insider Participation

None of Ms. Martin or Messrs. Hassey, Quinn, Van Leeuwen or Wilcox, the members of the compensation committee during 2015, (1) was an officer or employee of our company during 2015, (2) was formerly an officer of our company, or (3) had any relationships requiring disclosure by us under the rules of the Securities and Exchange Commission with respect to certain relationships and related-party transactions. Furthermore, none of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee of our board of directors identifies individuals qualified to become members of our board of directors, recommends candidates to fill vacancies and newly-created positions on our board of directors, recommends director nominees for election by stockholders at the annual meetings of stockholders and develops and recommends to our board of directors our corporate governance guidelines.

We believe that the nominating and corporate governance committee considers an appropriate range of criteria in assessing candidates for a position on the board of directors. Our corporate governance guidelines require that the criteria utilized by the corporate governance committee in assessing such candidates include factors such as judgment, diversity, integrity, experience with businesses and other organizations of comparable size, the interplay of a candidate's experience with the experience of other members of the board of directors and anything else that may bear upon the extent to which a candidate would be a desirable addition to our board of directors and any committees of our board of directors. The policies relating to the recommendation of director candidates adopted by the nominating and corporate governance committee are designed to ensure flexibility with respect to the process of evaluating candidates and do not establish specific minimum qualifications that an individual must meet to become a member of our board of directors. The nominating and corporate governance committee believes that our company is best served when it can draw from a variety of experiences and backgrounds provided by members of our board of directors. However, the nominating and corporate governance committee also believes that our company is best served when each member of the board of directors:

•	exhibits strong leadership in his or her particular field or area of expertise;

•	possesses the ability to exercise sound business judgment;

•	has a strong educational background or equivalent life experiences;

•	has substantial experience both in the business community and outside the business community;

•	contributes positively to the existing collaborative culture among members of our board of directors;

•	represents the best interests of all of our stockholders and not just one particular constituency;

•	has experience as a senior executive of a company of significant size or prominence or another business or organization comparable to our company;

•	possesses skills and experience which make him or her a desirable addition to a standing committee of our board of directors;

•	consistently demonstrates integrity and ethics in his or her professional and personal life; and

•
has the time and ability to participate fully in activities of our board of directors, including attendance at, and active participation in, meetings of our board of directors and the committee or committees of which he or she is a member.

Other duties and responsibilities of the nominating and corporate governance committee include:

•	assisting in management succession planning, including with respect to the chairman of our board of directors and our Chief Executive Officer;

•	considering possible conflicts of interest of members of our board of directors and management and making recommendations to prevent, minimize or eliminate such conflicts of interests;

•	evaluating whether an incumbent director should be nominated for re-election to our board of directors upon expiration of the incumbent's term;

•	making recommendations to our board of directors regarding the appropriate size of our board of directors; and

•	performing other duties delegated to the nominating and corporate governance committee by our board of directors from time to time.

The nominating and corporate governance committee has adopted policies and procedures by which our stockholders may submit director candidates to the nominating and corporate governance committee for consideration. If the nominating and corporate governance committee receives, by a date not less than 120, nor more than 150, calendar days before the anniversary of the date that the proxy statement was mailed to stockholders in connection with our previous year's annual meeting, a recommendation for a director nominee from a stockholder or group of stockholders that beneficially owned more than 5% of our outstanding common stock for at least one year as of the date of the recommendation, then such director candidate will be considered and evaluated by the nominating and corporate governance committee for the annual meeting immediately succeeding the date that proper written notice was timely delivered to and received by the nominating and corporate governance committee. When the date of our annual meeting of stockholders changes by more than 30 calendar days from the previous year's annual meeting, the written notice of the recommendation for the director candidate will be considered timely if, and only if, it is received by the nominating and corporate governance committee no later than the close of business on the tenth calendar day following the first day on which notice of the date of the upcoming annual meeting is publicly disclosed by us.

Written notice from an eligible stockholder or group of eligible stockholders to the nominating and corporate governance committee recommending a director candidate must contain or be accompanied by:

•	proof that the stockholder or group of stockholders submitting the recommendation has beneficially owned, for the required one-year holding period, more than 5% of our outstanding common stock;

•
a written statement that the stockholder or group of stockholders intends to continue to beneficially own more than 5% of our outstanding common stock through the date of the next annual meeting of our stockholders;

•
the name and record address of each stockholder submitting a recommendation for the director candidate, the written consent of each such stockholder and the director candidate to be publicly identified (including, in the case of the director candidate, to be named in the company's proxy materials) and the written consent of the director candidate to serve as a member of our board of directors (and any committee of our board of directors to which the director candidate is assigned to serve by our board of directors) if elected;

•
a description of all arrangements or understandings between or among any of the stockholders or group of stockholders submitting the recommendation, the director candidate and any other person or persons (naming such person or persons) pursuant to which the submission of the recommendation is to be made by such stockholder or group of stockholders;

•
with respect to the director candidate, (1) his or her name, age, business and residential address and principal occupation or employment, (2) the number of shares of our common stock beneficially owned by him or her, (3) a resume or similar document detailing his or her personal and professional experiences and accomplishments, and (4) all other information relating to the candidate that would be required to be disclosed in a proxy statement or other filing made in connection with the solicitation of proxies for the election of directors pursuant to the Exchange Act, the rules of the Securities and Exchange Commission or the rules of the Nasdaq Stock Market; and

•
a written statement that each submitting stockholder and the director candidate shall make available to the nominating and corporate governance committee all information reasonably requested in connection with the committee's evaluation of the candidate.

The notice must be signed by each stockholder submitting the proposal and the director candidate. The notice must be sent to the following address by registered or certified mail: Kaiser Aluminum Corporation, Attn: Corporate Secretary (Nominating and Corporate Governance Committee), 27422 Portola Parkway, Suite 200, Foothill Ranch, California 92610-2831.

The nominating and corporate governance committee charter requires that all members of the nominating and governance committee satisfy the general independence criteria. In addition, the members of the nominating and corporate governance committee must include at least one of the directors nominated by the USW so long as at least one such director is appropriately qualified.

Talent Development Committee

The talent development committee of our board of directors was formed in 2014 to review and evaluate (1) the succession planning for our executive officers, other than the chief executive officer, and (2) the leadership and development training of key employees with the potential to succeed our executive officers, including the progression of such key employees. The talent development committee meets with our Chief Executive Officer to review its observations and management’s criteria for evaluating the performance and advancement potential of key employees and reports regularly its activities to our board of directors.

EXECUTIVE OFFICERS

The following table sets forth the names and ages of each of our executive officers and the positions they held as of April 8, 2016, the record date.

Name	Age	Position(s)
Jack A. Hockema	69	Chief Executive Officer and Chairman of the Board; Director
Keith A. Harvey	56	President and Chief Operating Officer
Daniel J. Rinkenberger	57	Executive Vice President and Chief Financial Officer
John M. Donnan	55	Executive Vice President - Legal, Compliance and Human Resources
John Barneson	65	Senior Vice President - Corporate Development
Melinda C. Ellsworth	57	Vice President - Investor Relations and Corporate Communications
Mark R. Krouse	64	Vice President - Human Resources
Ray Parkinson	57	Vice President - Advanced Engineering
Jason Walsh	36	Vice President - Financial Planning and Analysis
Neal E. West	57	Vice President and Chief Accounting Officer
_________________

Set forth below are brief descriptions of the business experience of each of our executive officers.

Jack A. Hockema has served as our Chief Executive Officer and as a director since 2001 and as Chairman of the Board since July 2006. He previously served as President of Kaiser Aluminum Corporation (referred to herein as Kaiser) from October 2001 to December 2015, as Executive Vice President of Kaiser and President of the Kaiser Fabricated Products division from January 2000 to October 2001, and as Executive Vice President of Kaiser from May 2000 to October 2001. He served as Vice President of Kaiser from May 1997 to May 2000. Mr. Hockema was President of Kaiser Engineered Products

from March 1997 to January 2000. He served as President of Kaiser Extruded Products and Engineered Components from September 1996 to March 1997. Mr. Hockema served as a consultant to Kaiser and acting President of Kaiser Engineered Components from September 1995 to September 1996. Mr. Hockema was an employee of Kaiser from 1977 to 1982, working at our Trentwood facility in Spokane, Washington, and serving as plant manager of our former Union City, California can plant and as operations manager for Kaiser Extruded Products. In 1982, Mr. Hockema left Kaiser to become Vice President and General Manager of Bohn Extruded Products, a division of Gulf+Western, and later served as Group Vice President of American Brass Specialty Products until June 1992. From June 1992 to September 1996, Mr. Hockema provided consulting and investment advisory services to individuals and companies in the metals industry. Mr. Hockema has served on the board of directors of Superior Industries International, Inc., a manufacturer of aluminum wheels for passenger cars and light-duty vehicles, since December 2014. He holds a Master of Science degree in Management and a Bachelor of Science degree in Civil Engineering, both from Purdue University. Mr. Hockema has more than 24 years of experience with Kaiser and another 21 years in the metals industries, and, as a result, has a depth of experience in the aluminum and metals industries. As the only management representative on the board of directors, Mr. Hockema provides an insider's perspective in board of directors discussions about our business and the strategic direction for our company.

Keith A. Harvey has served as our President and Chief Operating Officer since December 2015. He previously served as Executive Vice President - Fabricated Products from June 2014 to December 2015, Senior Vice President - Sales and Marketing, Aerospace and General Engineering from June 2012 to June 2014, Vice President - Sales and Marketing, Aerospace and General Engineering from 2000 to June 2012 and as our Vice President - Sales and Marketing of Extruded Products from 1996 to 2000. Mr. Harvey joined Kaiser in 1981 as an industrial engineer at the company’s former rolling mill in West Virginia. He subsequently held positions of increasing responsibility in engineering and sales at several Kaiser locations and was named a Vice President in 1994. Mr. Harvey holds a Bachelor of Science degree in Industrial Engineering from West Virginia University.

Daniel J. Rinkenberger has served as our Executive Vice President and Chief Financial Officer since June 2012. Mr. Rinkenberger served as our Senior Vice President and Chief Financial Officer from April 2008 to June 2012, as our Vice President from January 2005 to April 2008 and as our Treasurer from January 2005 to July 2008. Prior to January 2005, he served as our Vice President of Economic Analysis and Planning from February 2002. He served as Vice President, Planning and Business Development of the Kaiser Fabricated Products division from June 2000 through February 2002. Prior to that, he served as Vice President, Finance and Business Planning of the Kaiser Flat-Rolled Products division from February 1998 to February 2000, and as our Assistant Treasurer from January 1995 through February 1998. Before joining Kaiser, he held a series of positions of increasing responsibility in the Treasury Department at Pennzoil Corporation. He holds a Master of Business Administration degree in finance from the University of Chicago and a Bachelor of Education degree from Illinois State University. He is a Chartered Financial Analyst.

John M. Donnan has served as our Executive Vice President - Legal, Compliance and Human Resources since June 2012. Mr. Donnan is responsible for our company’s corporate legal, compliance, internal audit, environmental, safety, quality and human resources functions. He previously served as our Senior Vice President, Secretary and General Counsel from December 2007 to June 2012 and as our Vice President, Secretary and General Counsel from January 2005 to December 2007. Mr. Donnan joined the legal staff of Kaiser in 1993 and was named Deputy General Counsel of Kaiser in 2000. Prior to joining Kaiser, Mr. Donnan was an associate in the Houston, Texas office of the law firm of Chamberlain, Hrdlicka, White, Williams & Martin. He holds a Juris Doctorate degree from the University of Arkansas School of Law and Bachelor of Business Administration degrees in finance and accounting from Texas Tech University. He is a member of the Texas and California bars.

John Barneson has served as our Senior Vice President - Corporate Development since December 2007. He previously served as our Senior Vice President and Chief Administrative Officer from August 2001 to December 2007 and as our Vice President and Chief Administrative Officer from December 1999 through August 2001. He served as Engineered Products Vice President of Business Development and Planning from September 1997 to December 1999. Mr. Barneson served as Flat-Rolled Products Vice President of Business Development and Planning from April 1996 to September 1997. Mr. Barneson has been an employee of Kaiser since September 1975 and has held a number of staff and operation management positions within the former Flat-Rolled and Engineered Products business units. He holds a Master of Science degree and a Bachelor of Science degree in Industrial Engineering from Oregon State University.

Melinda C. Ellsworth has served as our Vice President - Investor Relations and Corporate Communications since June 2015. She previously served as our Vice President and Treasurer from July 2008 to June 2015. Prior to joining Kaiser, Ms. Ellsworth was Vice President, Treasurer and Investor Relations at HNI Corporation, a leading provider of office furniture and hearth products, from February 2002 to May 2007. From May 1998 to January 2002, she served in several roles with Sunbeam Corporation, ending her tenure as Vice President, International Finance and Treasury. She additionally has over a decade of experience in commercial banking. She holds a Bachelor of Business Administration degree in accounting from St. Bonaventure University and is a Certified Public Accountant (inactive).

Mark R. Krouse has served as our Vice President - Human Resources since September 2013. Prior to joining Kaiser, Mr. Krouse served as Vice President, Human Resources of Samsung C&T Engineering and Construction, Americas from January 2012 to August 2013. Mr. Krouse was also an Adjunct Professor of California State University, Fullerton from September 2007 to June 2010. In addition, Mr. Krouse held various human resources positions, including Vice President, Human Resources, with Fluor Corporation from 1976 to 2006. Mr. Krouse holds a Master of Science degree in International Administration and a Bachelor of International Relations degree, both from the University of Southern California.

Ray Parkinson has served as our Vice President - Advanced Engineering since 2001. Dr. Parkinson joined Kaiser in 1986 as technical director for extruded products and has more than 30 years of experience in sales, operations, quality control, engineering and research and development in diverse manufacturing environments. Dr. Parkinson has a Ph.D. in metallurgy, as well as Bachelor’s and Master’s degrees in Engineering, from Imperial College in the United Kingdom and a Master of Business Administration from St. Mary’s College.

Jason Walsh has served as our Vice President - Financial, Planning and Analysis since April 2012. Mr.Walsh joined Kaiser in 2006 as Manager, Financial Planning & Analysis and served as Group Controller, Common Alloy Products and Director, Financial Planning & Analysis. Prior to joining Kaiser, he held positions of increasing responsibility in manufacturing operations with Caterpillar Inc. He holds a Master of Business Administration degree in Finance from the University of Chicago and a Bachelor of Science degree in Mechanical Engineering from the University of Illinois at Urbana-Champaign.

Neal E. West has served as our Vice President and Chief Accounting Officer since June 2008. Prior to joining Kaiser, Mr. West served as the Principal Accounting Officer of Gateway, Inc. from June 2005 to May 2008. Mr. West was also the Vice President and Corporate Controller of Gateway, Inc. from April 2005 to May 2008. Prior to joining Gateway, Inc., Mr. West was the Vice President and Controller for APL Logistic, Ltd. from April 2000 to April 2005. In addition, Mr. West has held a number of finance, service and support positions at APL Ltd. Mr. West also previously worked for Standard Pacific and West-Tronics, Inc. as Division Controller and Financial Manager. Mr. West is a Certified Public Accountant, a Certified Management Accountant and a Chartered Global Management Accountant and holds a Master of Science degree in information systems from Roosevelt University and a Bachelor of Science degree in accounting and business administration from Illinois State University.

EXECUTIVE COMPENSATION

Compensation Committee Report

The compensation committee has reviewed and discussed with management the compensation discussion and analysis section included below. Based on its review and discussions with management, the compensation committee recommended to the board of directors that such compensation discussion and analysis be included in this Proxy Statement.

This report is submitted by the members of the compensation committee of the board of directors:

Compensation Committee
Thomas M. Van Leeuwen (Chair)
L. Patrick Hassey
Lauralee E. Martin
Jack Quinn
Brett E. Wilcox

Compensation Discussion and Analysis

Introduction

This section provides (1) our 2015 performance highlights, (2) an overview of the compensation committee, (3) a discussion of the objectives of our comprehensive compensation structure and the design of our overall 2015 compensation program for senior management, and (4) a discussion of all material elements of 2015 compensation for each of our named executive officers whose names and titles are set forth in the following table:

Name	Title
Jack A. Hockema	Chief Executive Officer (principal executive officer)
Keith A. Harvey	President and Chief Operating Officer
Daniel J. Rinkenberger	Executive Vice President and Chief Financial Officer (principal financial officer)
John M. Donnan	Executive Vice President - Legal, Compliance and Human Resources
John Barneson	Senior Vice President - Corporate Development
_________________

2015 Performance Highlights

In 2015, despite continued economic uncertainty and challenges, we delivered solid operating performance. Our key achievements in 2015 include:

•	net sales of $1.4 billion;

•record shipments of heat treat plate and automotive extrusions;

•expanded sales margins, with improved pricing and lower contained metal costs;

•	continued investments for further growth, enhanced efficiency and quality;

•	approximately $77 million returned to stockholders through quarterly dividends and share repurchases; and

•
terminated defined benefit accounting for a voluntary employees’ beneficiary association (“VEBA”) that provides benefits for certain eligible retirees represented by unions and their spouses and eligible dependents (which we refer to as the Union VEBA Trust) and removed the Union VEBA Trust’s net assets from our balance sheet.

Overview of the Compensation Committee

The compensation committee of our board of directors is comprised entirely of independent directors. By design, members of the compensation committee also serve on other board committees, including the executive committee, audit committee, the nominating and corporate governance committee and the talent development committee. We believe this structure helps coordinate the efforts of the respective committees. The compensation committee's primary duties and responsibilities are to establish and implement our compensation policies and programs for senior management. While the nominating and corporate governance committee has the responsibility to evaluate the overall performance of the chief executive officer, the compensation committee coordinates with and assists the nominating and corporate governance committee in that evaluation.

The compensation committee has the authority under its charter to engage the services of outside advisors, experts and others to assist it. Pursuant to that authority, the compensation committee engaged Meridian to advise it on all matters related to compensation of our Chief Executive Officer and other members of senior management, including the other named executive officers.

The compensation committee meets formally and informally throughout the year. Informal meetings frequently occur when our directors are together for meetings of our full board of directors and telephonically at the request of one or more committee members. Our Chief Executive Officer, other members of our management and outside advisors may be invited to attend all or a portion of a compensation committee meeting depending on the nature of the agenda items; however, neither our Chief Executive Officer nor any other member of management votes on items before the compensation committee.

The compensation committee works with our senior management and Meridian to determine the agenda for its formal meetings and to prepare meeting materials. The compensation committee and our board of directors also solicit the views of our Chief Executive Officer on compensation matters, including, among others:

•	objectives for our compensation programs;

•	the structure of our compensation programs;

•	the role of our compensation programs in management succession planning; and

•	compensation of other members of senior management, including our other named executive officers.

Objectives of our Compensation Structure

Our compensation structure was developed to achieve the following objectives, which we believe are critical for enhancing stockholder value and our long-term success:

•
creating alignment between our senior management and our stockholders by rewarding our senior management for achieving strategic goals that successfully drive our operations and enhance our stockholder return;

•	attracting, motivating and retaining highly experienced executives vital to our short-term and long-term success, profitability and growth;

•	correlating our senior management compensation with our actual performance; and

•	providing competitive, targeted compensation levels that are benchmarked to our compensation peer group discussed below as follows:

•	for base salary, the 50th percentile;

•	for annual cash incentives at target-level performance, the 50th percentile; and

•	for annualized economic equity grant value of long-term incentives, between the 50th and the 65th percentiles.

Design of our 2015 Compensation Program

Our 2015 compensation program for our senior management, including the named executive officers, was designed to reinforce performance and accountability at the corporate, operational and individual levels through the use of:

•	a short-term annual cash incentive payable only if the performance threshold is met; and

•
an equity-based, long-term incentive consisting of (1) shares of restricted stock with a three-year cliff vesting schedule to promote senior management retention, and (2) performance shares that vest, if at all, based on our TSR compared to a group of peer companies over a three-year performance period (2015 through 2017).

In addition to focusing on "pay for performance," our 2015 compensation program:

•	balanced short-term and long-term goals, with:

•	approximately 57% of our Chief Executive Officer's target total compensation being delivered through long-term incentives; and

•	approximately 44% to 48% of the target total compensation for our other named executive officers being delivered through long-term incentives;

•	delivered a mix of fixed and at-risk compensation directly related to our overall performance and the creation of stockholder value, with:

•	approximately 75% of our Chief Executive Officer's target total compensation being at-risk compensation payable only if certain corporate performance levels are achieved; and

•	approximately 63% to 70% of the target total compensation for our other named executive officers being at-risk compensation payable only if certain corporate performance levels are achieved;

•	provided compensation that is competitive with our compensation peer group recommended by the compensation committee's independent compensation consultant;

•
utilized equity-based awards, including performance shares that vest only if we achieve a certain TSR performance goal, stock ownership guidelines and annual cash incentives linked to achievement of financial, corporate, operational and individual performance;

•	emphasized the importance of safety, quality, delivery and cost performance; and

•
utilized forfeiture provisions that can result in the loss of awards and resulting benefits if we determine that a recipient, including any of our named executive officers, has engaged in certain activities detrimental to us.

Periodically, but not less than annually, each element of compensation is reviewed and considered by the compensation committee and our board of directors both individually and collectively with the other elements of compensation to ensure that each element is consistent with the objectives of both our comprehensive compensation structure and that particular element of compensation. The compensation committee and our board of directors share suggestions or concerns identified in the course of that review with senior management and Meridian, who address the suggestions or concerns in a manner that is satisfactory to the compensation committee and our board of directors. This process occurs over a series of meetings of the compensation committee and our board of directors and executive sessions of the independent directors without members of management present.

In designing the overall compensation program and each individual element of compensation for senior management, including our named executive officers, the compensation committee considers the following factors, among others:

•	The external challenges to our near- and long-term ability to attract and retain strong senior management;

•	Each individual's contributions to our overall results;

•	Our historical and anticipated operating and financial performance compared with targeted goals; and

•	Our size and complexity compared with companies in our compensation peer group.

The compensation committee uses tally and other summary sheets that provide a summary of the compensation history of our Chief Executive Officer and those members of our senior management reporting to our chief executive officer. These tally and information sheets include a historical summary of base salary, annual bonus and equity awards.

In reviewing and deliberating over our 2015 compensation program, the compensation committee considered, among other things:

•	the economic conditions in the United States and abroad;

•	the company's business plan and underlying assumptions;

•	the goal of maintaining alignment between our senior management and our stockholders through the use of short- and long-term, performance-based compensation;

•	the benefits of maintaining a consistent approach to compensation and the structure of our programs through business cycles;

•	the anticipated performance of the company's compensation programs based on the company's business plan and current financial position; and

•	information and reports prepared by proxy advisors, including Glass, Lewis & Co. and Institutional Shareholder Services Inc.

The review included discussions with Meridian and management regarding existing and contemplated market practices, as well as the structure and objectives of each component of our compensation program.

The compensation committee also reviews the compensation and benefit practices, as well as levels of pay, of a compensation peer group of companies. Working with our compensation consultant, our management selects for inclusion in our compensation peer group companies that are determined to: (1) be of a similar size; (2) have positions of similar complexity and scope of responsibility; and/or (3) compete with us for talent. The compensation committee, working with our compensation consultant, reviews, evaluates and updates the compensation peer group, which includes companies in both similar and different industries, at least annually. For 2015, our compensation committee approved the following 23-company peer group:

Applied Industrial Tech, Inc.	Olin Corporation
Brady Corporation	OMNOVA Solutions Inc.
Briggs & Stratton Corporation	Polaris Industries Inc.
Crane Company	Rayonier Inc.
Donaldson Company, Inc.	Steelcase Inc.
ESCO Technologies Inc.	Valmont Industries, Inc.
Graco Inc.	Vulcan Materials Company
Kaman Corporation	Walter Energies, Inc.
Kennametal Inc.	Waters Corporation
Martin Marietta Materials, Inc.	Watts Water Technologies, Inc.
Mueller Water Products, Inc.	Woodward Governor Company
Neenah Paper, Inc.

Due to the differences in size among the companies in our peer group, Meridian uses a form of regression analysis to adjust survey data results based on our revenue as compared to the revenue of other companies in our peer group. Importantly, the compensation committee recognizes that we compete for talent with companies much larger than those included in our compensation peer group. These larger companies, including Alcoa, Aleris, Constellium and Sapa, aggressively recruit for the best qualified talent in particularly critical functions. As a result, to attract and retain talent, the compensation committee may from time to time determine that it is in the best interests of our company and our stockholders to provide compensation packages that deviate from targeted pay levels.

Elements of 2015 Compensation

The table below summarizes the elements of our named executive officers' compensation in 2015:

Element	Form of Compensation	Objective		Performance Metrics
Base Salary	Cash	•	Provide a competitive, fixed compensation upon which our named executive officers can rely.	Not performance based.
		•	Target at the 50th percentile of our compensation peer group.

Short-Term Incentives	Cash	•	Create financial incentive for	Adjusted EBITDA
			achieving or exceeding company	(determined using an
			performance goals.	EVA calculation
		•	Target at the 50th percentile of our	reflecting adjusted PTOI
			compensation peer group.	less a capital charge
calculated as a
percentage of our
adjusted net assets),
safety, quality, delivery,
cost and individual
performance.

Long-Term Incentives	Restricted Stock	•	Create financial incentive for	Not performance based
			continued employment with our	(retention based and "at
			company through three-year cliff	risk" to the extent
			vesting.	underlying performance
		•	Together with performance shares,	impacts stock price).
target at between the 50th and 65th
percentile of our compensation
peer group.

	Performance Shares	•	Create financial incentive for	Relative TSR (compared
			achieving or exceeding long-term	to peer companies
			performance goals.	in the S&P 600
		•	Together with restricted stock,	SmallCap Materials
			target at between the 50th and 65th	Index).
percentile of our compensation
peer group.

Retirement Benefits	Defined Contribution Plan	•	Part of our broad-based employee benefits program.	Not performance based (except for the portion of the company contribution attributable to the short-term incentive, which is performance based).

	Deferred Compensation Plan	•	Restore the benefits of matching and fixed rate contributions that we would otherwise pay but for the limitations on benefit accruals and payment imposed by the IRS.	Not performance based (except for the portion of the company contribution attributable to the short-term incentive, which is performance based).

Perquisites	Vehicle Allowance and Certain Reimbursements	•	In connection with base salary, attract, motivate and retain individuals in a competitive environment.	Not performance based.

Each compensation element is discussed in detail below.

Base salary

The compensation committee reviews annually base salaries for our Chief Executive Officer and other executive officers, including our other named executive officers, and determines whether a change is appropriate. In reviewing base salaries, the compensation committee considers factors, including, among others:

•	level of responsibility;

•	prior experience;

•	base salaries paid for comparable positions by our compensation peer group; and

•	the relationship among base salaries paid within our company.

Our intent is to fix base salaries at levels consistent with the design of our overall compensation program for the particular year. In 2015, the compensation committee increased the base salaries of our named executive officers by 3% to 4%, principally to more closely align their base salaries with market and survey information regarding executive officers with similar experience and responsibilities. Base salaries for our named executive officers in 2015 were as follows:

Name	2015 Base Salary
Jack A. Hockema	$882,000
Keith A. Harvey	$450,000
Daniel J. Rinkenberger	$437,100
John M. Donnan	$409,800
John Barneson	$360,600

Annual cash incentives

Our 2015 short-term incentive plan, which we refer to as our 2015 STI Plan, was designed to reward participants for achieving certain Adjusted EBITDA performance goals established using an EVA calculation reflecting the adjusted PTOI of our core Fabricated Products business less a capital charge calculated as a percentage of our adjusted net assets. The structure, terms and objectives of the 2015 STI Plan were generally consistent with those of the short-term incentive plan approved by the compensation committee in 2014. Consistent with the short-term incentive plan approved by the compensation committee in 2014, our 2015 STI Plan also included a modifier for safety, quality, delivery and cost performance and permitted, subject to the maximum payout opportunity described below, adjustments to individual awards, up to plus or minus 100% of the target award, based on actual performance, including individual, facility, and/or functional area performance. Individuals not meeting individual performance goals could receive a reduced, or even no, payout and individuals meeting or exceeding individual performance goals could receive increased payouts; provided, however, that no increase could exceed the maximum payout opportunity of three times the target.

Our 2015 STI Plan tied pay to performance subject to the payout maximum. Under our 2015 STI Plan, no payout would be made unless we (i) achieved the threshold Adjusted EBITDA and (ii) had positive adjusted net income. A payout at target level required Adjusted EBITDA that was established based on adjusted PTOI of 15% of our adjusted net assets, and a payout at the maximum level required Adjusted EBITDA that was established based on adjusted PTOI of 35% of our adjusted net assets. Consistent with our objective of aligning senior management and our stockholders by rewarding our senior management for achieving strategic goals that successfully drive our operations and enhance our stockholder value, our 2015 STI Plan provided that performance in excess of the threshold level would result in an increase in payouts up to the maximum payout opportunity. Under our 2015 STI Plan, potential payouts between the threshold and target levels and between the target and maximum levels were linearly interpolated.

Emphasizing the value we place on employee safety, our product quality, our relationships with our customers and manufacturing efficiency, in addition to financial performance, our 2015 STI Plan took into consideration: corporate safety performance, as measured by TCIR; quality performance, as measured by our no-fault claim rate; delivery performance, as measured by our on-time delivery rate; and cost performance, as measured by manufacturing costs compared to manufacturing costs in our business plan. Under our 2015 STI Plan, subject to the maximum payout, the award multiplier resulting from actual 2015 Adjusted EBITDA would be adjusted for safety, quality and delivery performance above or below the applicable threshold, each of which could increase or decrease the award multiplier by up to 10%, and for cost performance above or below the applicable threshold, which could increase or decrease the award multiplier by up to 20% for our executive officers, including the named executive officers, and 10% for all other participants.

In early 2016, our actual results for 2015 and the resulting award multiplier were determined. Under our 2015 STI Plan, the award multiplier was calculated based on actual 2015 Adjusted EBITDA, which was determined using our reported consolidated operating income, calculated using generally accepted accounting principles, including depreciation and amortization and excluding the following non-run-rate items:

•mark-to-market gains and losses on derivative instruments;

•	net periodic benefit income relating to the Union VEBA Trust and the VEBA that provides healthcare related benefits for certain other retirees and their spouse and eligible dependents;

•adjustment to plant-level last-in, first out, or LIFO, inventory, including any lower of cost or market adjustments;

•environmental income and expenses; and

•asset impairment charges.

The resulting award multiplier was then adjusted for actual safety, quality, delivery and cost performance in 2015. The final 2015 STI Plan award multiplier for our executive officers, including our named executive officers, was 1.212, representing performance greater than the target, but less than the performance required to achieve the maximum payout.

Each participant's individual award under the 2015 STI Plan was calculated by multiplying the final 2015 STI Plan multiplier of 1.212 by the participant's monetary incentive target, which was established by the compensation committee at the beginning of 2015, taking into consideration, among other things:

•a targeted level benchmarked to the 50th percentile of our compensation peer group;

•internal compensation balance;

•position responsibilities;

•our business plan and its key underlying assumptions;

•the expectations under then-existing and anticipated market conditions; and

•the opportunity to create stockholder value.

There were no individual adjustments to the awards of our named executive officers under our 2015 STI Plan.

The table below sets forth the possible payouts that could have been earned by our named executive officers at each performance level and the actual amounts earned by them under the 2015 STI Plan.

Name	Below Threshold	Threshold	Target	Maximum	Actual
Jack A. Hockema	—	$302,000	$604,000	$1,812,000	$732,048
Keith A. Harvey	—	$170,000	$340,000	$1,020,000	$412,080
Daniel J. Rinkenberger	—	$144,800	$289,600	$868,800	$350,995
John M. Donnan	—	$136,600	$273,200	$819,600	$331,118
John Barneson	—	$81,950	$163,900	$491,700	$198,647

Long-term incentives

We believe that consistent execution of our strategy over multi-year periods will lead to an increase in our stockholder return. We use equity awards to provide our named executive officers with an incentive to focus on long-term stockholder value creation. Our long-term incentive program for 2015 through 2017, which we refer to as our 2015 - 2017 LTI Program, for key employees, including our named executive officers, was approved by the compensation committee on March 5, 2015. Since 2014, we have implemented long-term incentive programs based on TSR. Our 2015 - 2017 LTI Program was designed to

"pay-for-performance" and to include retention features by rewarding participants with (1) shares of time-vested restricted stock and (2) performance shares that vest only if a certain TSR performance over the 2015 through the 2017 period is achieved.

Our 2015 - 2017 LTI Program provides, with respect to the performance shares, for a threshold performance level up to which no performance shares will vest, a target performance level at which the target number of performance shares will vest, a maximum performance level at or above which the maximum number of performance shares (equal to two times the target number of performance shares) will vest, and pro rata vesting between the threshold and maximum performance levels. Each performance share that becomes vested entitles the participant to receive one share of our common stock.

Performance under our 2015 - 2017 LTI Program will be determined based on our TSR relative to the TSR of our peer companies in the S&P SmallCap 600 Materials Index. The threshold performance required for payout under the 2015 - 2017 LTI Program is a TSR ranking at the 25th percentile. The performance required for the maximum payout under the 2015 - 2017 LTI Program is a TSR ranking at or above the 90th percentile. If our TSR over the 2015 through 2017 performance period is negative, then the maximum number of shares that the participants can receive under the 2015 - 2017 LTI Program is the target number of performance shares regardless of our TSR percentile ranking.

The target monetary value for each named executive officer was determined in accordance with the following objectives of our compensation structure which we believe are critical for enhancing stockholder value and our long-term success:

•	an annualized economic equity grant value of long-term incentives between the 50th and the 65th percentiles of our compensation peer group;

•	balanced short-term and long-term goals, with:

•	over 50% of the Chief Executive Officer's target total compensation being delivered through long-term incentives; and

•	over 40% of the target total compensation for the other named executive officers being delivered through long-term incentives;

•	internal compensation balance; and

•	recognition of differing position responsibilities.

The compensation committee determined that each named executive officer, with the exception of Mr. Hockema, should receive time-based restricted stock having an economic value equal to 50% of his target monetary value and a target number of performance shares having an economic value equal to 50% of his target monetary value. As provided by Mr. Hockema's employment agreement and consistent with the foregoing objectives, Mr. Hockema received time-based restricted stock having an economic value equal to 36% of his target monetary value and a target number of performance shares having an economic value equal to 64% of his target monetary value.

The table below sets forth the target monetary value under our 2015 - 2017 LTI Program and the number of shares of restricted stock and performance shares granted to our named executive officers during 2015:

Name	Target Monetary Value	Number of Shares of Restricted Stock (1)	Number of Performance Shares (2)
Jack A. Hockema	$2,001,000	11,046	46,918
Keith A. Harvey	$720,000	5,520	13,189
Daniel J. Rinkenberger	$628,300	4,817	11,509
John M. Donnan	$546,400	4,189	10,009
John Barneson	$448,000	3,435	8,206
____________

(1)
The restrictions on 100% of the shares of restricted stock granted will lapse on March 5, 2018 or earlier if the named executive officer's employment terminates as a result of death or disability, the named executive officer's employment is terminated by us without cause, the named executive officer's employment is voluntarily terminated by him for good reason or in the event of a change in control. If the employment of an named executive officer terminates before March 5,

2018 as a result of his retirement at or after age 65, the shares of restricted stock granted to him will remain outstanding and the restrictions on a prorated portion of such shares, determined based on the actual days of his employment during the restriction period, will lapse on March 5, 2018. The number of shares of restricted stock granted was calculated by dividing the applicable percentage (i.e., 36% for Mr. Hockema and 50% for the other named executive officers) of the target monetary value by the sum of (i) the average of the closing prices of our company's common stock for the 20 trading days prior to the grant date, which was $73.71 per share, reduced by (ii) 11.53%, the discount factor provided by Meridian to reflect the design characteristics, including the vesting period, of the restricted stock.

(2)
The table below sets forth the number of performance shares that will vest for each of Messrs. Hockema, Rinkenberger, Donnan, Harvey and Barneson under our 2015 - 2017 LTI Program at each performance level:

Name	Below Threshold	Threshold	Target	Maximum
Jack A. Hockema	—	11,729	23,459	46,918
Keith A. Harvey	—	3,297	6,594	13,189
Daniel J. Rinkenberger	—	2,877	5,754	11,509
John M. Donnan	—	2,502	5,004	10,009
John Barneson	—	2,051	4,103	8,206

The number of performance shares, if any, that vest based on the level of performance achieved during the three-year performance period will vest on the later to occur of March 5, 2018 and the date on which the compensation committee certifies the performance level achieved during the three-year performance period, which shall be no later than March 15, 2018. If, prior to December 31, 2017, the named executive officer's employment terminates as a result of death or disability, the target number of performance shares will vest. If, prior to December 31, 2017, the named executive officer's employment is terminated by us without cause or is voluntarily terminated by him for good reason, the performance shares granted to him will remain outstanding and the number of performance shares, if any, that will vest upon the vesting date will be determined based on the performance level achieved during the three-year performance period. If, prior to December 31, 2017, a change in control occurs, the performance shares granted to him will vest immediately and the number of performance shares, if any, that will vest will be determined based on the performance level achieved during the performance period through the change in control date. If, prior to December 31, 2017, the employment of the named executive officer terminates as a result of his retirement at or after age 65, the performance shares granted to him will remain outstanding and the number of performance shares, if any, that will vest upon the vesting date will be determined based on the performance level achieved during the three-year performance period and prorated based on the actual days of the named executive officer's employment during the performance period.
The threshold, target and maximum number of performance shares that may vest, if at all, in 2018 under our 2015-2017 LTI Program are determined as follows:

•
the threshold number of performance shares reflects that no performance shares will vest in 2018 under our 2015-2017 LTI Program unless our company's performance exceeds the threshold performance required over the 2015 through 2017 performance period;

•
the target number of performance shares was calculated by dividing the applicable percentage (i.e., 64% for Mr. Hockema and 50% for the other named executive officers) of the target monetary value by the sum of (i) the average of the closing prices of our company's common stock for the 20 trading days prior to the grant date, which was $73.71 per share, reduced by (ii) 25.93%, the discount factor provided by Meridian in connection with the calculation of the economic value of the performance shares for purposes of determining the number of performance shares to be granted on the grant date; and

•	the maximum number of performance shares was calculated by dividing an amount equal to twice the target monetary value by the economic value of each performance share on the grant date.

On March 5, 2016, the three-year vesting period applicable to the grant of restricted stock under our long-term incentive program for 2013 through 2015, which we refer to as our 2013 - 2015 LTI Program, ended and the shares vested in accordance with the terms of the underlying grant. In addition, in early 2016 our compensation committee determined that 64% of the target performance shares (32% of the total performance shares) granted under our 2013 - 2015 LTI Program had been earned based on our performance over the 2013 through 2015 performance period. The remaining performance shares granted under our 2013 - 2015 LTI Program were forfeited. Despite solid performance over the 2013 through 2015 performance period, our financial results and the resulting multiplier for the 2013 - 2015 LTI Program were less than target.

Retirement benefits

We no longer maintain a defined benefit pension plan or retiree medical program that covers members of senior management. Retirement benefits to our senior management, including our named executive officers, are currently provided through a defined contribution retirement program consisting of the following two principal plans:

•	the Kaiser Aluminum Savings and Investment Plan, a tax-qualified profit-sharing and 401(k) plan (which we refer to as our Savings Plan); and

•
a nonqualified and unsecured deferred compensation plan intended to restore benefits that would be payable to designated participants in the Savings Plan but for the limitations on benefit accruals and payments imposed by the Code (which we refer to as our Restoration Plan).

The defined contribution retirement program has the following three primary components, which are discussed more fully below:

•	A company match of the employee's pre-tax deferrals under our Savings Plan;

•	A company contribution to the employee's account under our Savings Plan; and

•	A company contribution to the employee's account under our Restoration Plan.

Under the terms of our Restoration Plan, cash balances are maintained in a "rabbi trust" where they remain subject to the claims of our creditors and are otherwise invested in funds designated by each individual from a menu of possible investments. In addition, the cash balances maintained in the rabbi trust are forfeited if the individual is terminated for cause.

The compensation committee believes the Savings Plan and the Restoration Plan support the objectives of our comprehensive compensation structure, including the ability to attract and retain senior and experienced mid- to late-career executives for critical positions within our organization. Each of these plans is discussed more fully below.

Perquisites

During 2015, all of our named executive officers received a vehicle allowance. Messrs. Donnan and Harvey were reimbursed for dues for club memberships.

Our use of perquisites as an element of compensation is very limited and largely based on business-related entertainment needs. We do not view perquisites as a significant element of our comprehensive compensation structure but do believe that they can be used in conjunction with base salary to attract, motivate and retain individuals in a competitive environment.

Stock Ownership Guidelines

In order to further align the interests of senior management, including our named executive officers, with those of our stockholders, we have stock ownership guidelines, which are set forth in our corporate governance guidelines. Under those guidelines, members of our senior management are expected to hold common stock having a value equal to a multiple of their base salary as determined by their position. The guidelines provide for a target multiple of six times base salary for our Chief Executive Officer and President and three times base salary for the other named executive officers. Each member of senior management covered by our stock ownership guidelines is expected to retain at least 75% of the net shares resulting from equity compensation awards until he or she achieves the applicable ownership level required by the stock ownership guidelines. The ownership guidelines are expected to be met within five years. Each of our named executive officers has satisfied the applicable stock ownership requirements under the stock ownership guidelines.

For purposes of these guidelines, stock ownership includes shares over which the holder has direct or indirect ownership or control, including restricted stock and restricted stock units, but does not include unexercised stock options. For purposes of measuring compliance with our stock ownership guidelines (1) restricted stock and restricted stock units are valued at the closing price of the company's common stock on the grant date, (2) performance shares are valued using the target number of performance shares and the closing price of our common stock on the grant date, and (3) all other shares of common stock purchased or acquired by members of our senior management are valued at the purchase price of the shares.

Securities Trading Policy

Our securities trading policy contains anti-hedging and anti-pledging provisions prohibiting our directors and employees from engaging in any speculative transactions involving our securities, including (1) buying or selling puts or calls, (2) short sales, (3) buying on margin or holding our securities in a margin account, and (4) pledging our securities as collateral for a loan or any other obligations.

Employment Contracts, Termination of Employment Arrangements and Change-in-Control Arrangements

As discussed more fully below, in December 2015 we entered into an amended and restated employment agreement with Mr. Hockema. The compensation committee, working with Meridian, determined that the negotiated terms of the agreement were consistent with market practice. The compensation committee also determined that extending the term of the employment agreement with Mr. Hockema was important to, among other things:

•	provide an economic incentive for Mr. Hockema to delay his retirement until at least December 2018;

•	improve our ability to retain other key members of senior management; and

•	provide assurance to our customers and other stakeholders of the continuity of senior management for an extended period.

The compensation committee determined that the agreement and the terms of the agreement were in the best interests of our company and stockholders.

Also, as discussed more fully below, certain members of senior management, including each of our named executive officers, continue to have benefits related to terminations of employment in connection with a change in control, by us without cause and by the named executive officer with good reason. These protections were implemented in 2002 and limit our ability to downwardly adjust certain aspects of compensation, including base salaries and target incentive compensation, without triggering the ability of the affected named executive officer to receive termination benefits.

Tax Deductibility

Section 162(m) of the Code generally limits the deductibility of compensation in excess of $1 million paid to our principal executive officer and our next three highest paid executive officers, other than the principal financial officer, unless certain criteria are satisfied. The compensation committee considers the anticipated tax treatment to our company and our executive officers in the review and establishment of compensation programs and payments.

Historically, the compensation committee determined not to limit compensation to the compensation deductible under Section 162(m) in light of the limited impact of Section 162(m) on our company and our substantial tax attributes, including NOL carryforwards, available to use to offset taxable income. Accordingly, through 2011, our short-term and long-term incentive plans and programs were not designed to meet all the requirements necessary for payouts thereunder to be considered "qualified performance-based compensation" for purposes of Section 162(m).

The compensation committee, however, continued to explore potential modifications to our short- and long-term incentive plans and programs that would increase the deductibility of our incentive compensation, and since March 2012, the compensation committee has annually approved umbrella arrangements under our 2006 Plan (which were designed to allow the qualification of awards under Section 162(m)) to preserve the deductibility of compensation under our incentive programs. These umbrella arrangements are based on net cash provided by operating activities as a single objective performance metric. The payouts calculated under the umbrella arrangements are not intended to be the actual payouts to the covered employees; rather, it is anticipated that the payouts to the covered employees under the umbrella arrangements will be reduced by the compensation committee through the exercise of negative discretion (which is permitted under Section 162(m)) to match the payouts that would otherwise be earned and made under the underlying incentive plan, as the compensation committee did with the awards under the 2014 short-term incentive umbrella plan and the 2012-2014 long-term incentive umbrella plan. The umbrella arrangements will not result in any duplication of payouts. The approval of such arrangements is consistent with our policy to utilize available tax deductions whenever appropriate and consistent with our compensation philosophy. However, we could from time to time pay compensation to our executives that is not fully deductible.

Actions With Respect to 2016 Compensation

The compensation committee has reviewed and determined our compensation program for 2016. The review included discussions with Meridian and management regarding existing and contemplated market practices, as well as the structure and objectives of each component of our compensation program. Upon completion of the review, in March 2016, the compensation committee approved the annual base salaries of our named executive officers for 2016, effective April 1, 2016. For 2016, the compensation committee approved a 2% base salary increase for each of our named executive officers, except for Mr. Harvey, who received a base salary increase of 17%, reflecting his assumption of additional responsibilities related to his promotion to President and Chief Operating Officer in 2015.

In addition, the compensation committee concluded that our short- and long-term incentives appeared to be well designed and performing through the business cycle as designed, determined that no material modification to the design of such incentives were necessary, and accordingly, approved (1) a short-term incentive plan for 2016 with a structure, terms and objectives generally consistent with the structure, terms and objectives of the short-term incentive plans approved by the compensation committee in 2015, and (2) a long-term incentive program for 2016 through 2018 with a structure, terms and objectives generally consistent with the structure, terms and objectives of our 2015 - 2017 LTI Program, except for the addition of cost performance as a metric. For more information regarding the 2016 compensation of our named executive officers, see our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 10, 2016.

In March 2016, the compensation committee also approved umbrella arrangements under the 2006 Plan similar to the arrangements approved in 2015 to preserve the deductibility of compensation under our 2016 incentive programs. For purposes of this policy, excess incentive-based compensation means any incentive-based compensation received by an executive officer after the adoption of the policy in excess of what they should have received under the circumstances reflected by the accounting restatement.

In April 2016, the board of directors adopted a clawback policy. Under this policy, "excess incentive-based compensation" paid to an executive officer under our annual and long-term incentive programs is subject to a “clawback” in the event of a material restatement of our financial statements resulting from the willful misconduct of that officer.

The Role of the Advisory Vote on Executive Compensation

We provides our stockholders with the opportunity to cast an annual vote on executive compensation. At our 2015 annual meeting of stockholders, a substantial majority of the shares of our common stock voted on the proposal were voted to approve the compensation of our named executive officers as disclosed in the proxy statement relating to such meeting. The compensation committee has considered the outcome of the vote on executive compensation at our 2015 annual meeting of stockholders and believes it affirms our stockholders' support of our overall approach to executive compensation. Accordingly, we have not made any changes to our overall approach to executive compensation as a result of the 2015 advisory vote. The compensation committee will continue to consider the outcome of the annual vote on executive compensation when making future compensation decisions for the named executive officers.

Summary Compensation Table

The table below sets forth information regarding compensation for our named executive officers: (1) Jack A. Hockema, our Chief Executive Officer and Chairman of the Board (our principal executive officer); (2) Daniel J. Rinkenberger, our Executive Vice President and Chief Financial Officer (our principal financial officer); and (3) each of Keith A. Harvey, John M. Donnan, and John Barneson, our three other most highly compensated executive officers (based on total compensation for 2015).

Name and Principal Position	Year	Salary	Stock Awards (1)	Non-Equity Incentive Plan Compensation (2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (3)	All Other Compensation (4)	Total
Jack A. Hockema,	2015	$875,500	$3,015,899	$732,048	—	$290,816	$4,914,263
Chief Executive Officer	2014	$856,000	$2,804,575	$689,722	$19,642	$322,562	$4,692,501
and Chairman of the Board	2013	$849,750	$2,566,879	$799,304	—	$345,777	$4,561,710

Keith A. Harvey,	2015	$436,250	$1,016,423	$412,080	—	$433,211	$2,297,964
President and Chief	2014	$391,250	$2,338,271	$306,020	$37,374	$192,580	$3,265,495
Operating Officer	2013	$376,250	$617,371	$426,250	$14,232	$143,375	$1,577,478

Daniel J. Rinkenberger,	2015	$433,925	$886,962	$350,995	—	$118,440	$1,790,322
Executive Vice President	2014	$421,300	$835,674	$330,855	$33,770	$145,963	$1,767,562
and Chief Financial Officer	2013	$409,000	$746,320	$465,465	$13,467	$144,344	$1,778,596

John M. Donnan,	2015	$406,800	$771,348	$331,118	—	$124,825	$1,634,091
Executive Vice President -	2014	$394,925	$726,768	$312,140	$25,693	$147,112	$1,606,638
Legal, Compliance and	2013	$383,475	$648,882	$439,038	$10,793	$145,462	$1,627,650
Human Resources

John Barneson	2015	$357,975	$632,441	$198,647	$3,411	$114,342	$1,306,816
Senior Vice President -	2014	$347,550	$595,904	$187,261	$69,178	$139,651	$1,339,544
Corporate Development
____________

(1)
Reflects the aggregate grant date fair value of restricted stock and performance share awards to our named executive officers determined in accordance with Financial Accounting Standards Board Accounting Standard Code Topic 718 (referred to herein as ASC Topic 718), without regard to potential forfeiture. For Mr. Harvey, the 2014 amount includes the aggregate grant date fair value of 25,000 shares of restricted stock granted to him effective June 4, 2014 in connection with his appointment as Executive Vice President - Fabricated Products and assumption of additional responsibilities. The aggregate grant date fair value of the performance share awards reflected in this table has been determined assuming the probable outcome of the performance condition on the date of the grant and without adjustment for actual performance during the period and using a Monte Carlo simulation of future stock prices of our company and our peer companies on the S&P 600 SmallCap Materials Sector Index. The aggregate grant date fair value of the 2015 performance share awards determined assuming the probable outcome of the performance condition and assuming an outcome of the performance condition at the maximum level are as follows:

		Aggregate Grant Date Fair Value
Name	Year	At Probable Performance	At Maximum Performance
Jack A. Hockema	2015	$2,244,557	$4,489,114
Keith A. Harvey	2015	$630,962	$1,261,924
Daniel J. Rinkenberger	2015	$550,591	$1,101,181
John M. Donnan	2015	$478,831	$957,661
John Barneson	2015	$392,575	$785,150
____________

For information regarding the assumptions made in the valuation of restricted stock and performance share awards with respect to our 2015 fiscal year, see Note 8 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

(2)	Reflects payments earned under our short-term incentive plans.

(3)
Reflects the aggregate change in actuarial present value of the named executive officer's accumulated benefit under a defined pension benefit plan previously maintained by us for our salaried employees, which we refer to as our Old Pension Plan, during the applicable fiscal year, calculated by (a) assuming mortality according to the RP-2014 White Collar Healthy Annuitant mortality table projected with Scale MP-2014 as of December 31, 2014 and the RP-2014 White Collar Healthy Annuitant mortality table, adjusted to 2006, and then projected forward with Scale MP-2015 as of December 31, 2015 and (b) applying a discount rate of 3.40%, 3.60% and 3.90% per annum for 2013, 2014 and 2015, respectively, to determine the actuarial present value of the accumulated benefit at December 31 of the preceding year and a discount rate of 3.40%, 3.40% and 3.60% per annum, respectively, to determine the actuarial present value of the accumulated benefit at December 31 of the applicable year. Effective December 17, 2003, the Pension Benefit Guaranty Corporation, or PBGC, terminated and effectively assumed responsibility for making benefit payments in respect of our Old Pension Plan, whereupon all benefit accruals under the Old Pension Plan ceased and benefits available thereunder to certain salaried employees, including Mr. Hockema, were significantly reduced due to the limitations on benefits payable by the PBGC. Above-market or preferential earnings are not available under our Restoration Plan, which is our only plan or arrangement pursuant to which compensation may be deferred on a basis that is not tax-qualified, or any of our other benefit plans.

(4)
Includes (a) contributions made or to be made by us under our Savings Plan, (b) contributions made or to be made by us under our Restoration Plan (which is intended to restore the benefit of contributions that we would have otherwise paid to participants under our Savings Plan but for limitations imposed by the Code), (c) dividend and dividend equivalent payments which were not factored into the reported grant date fair value of the restricted stock and performance share awards, and (d) the costs to us of perquisites and other personal benefits. See the table set forth under "- All Other Compensation" below for information regarding each such component.

As reflected in the table above, the base salary received by each of our named executive officers, as a percentage of their respective total compensation was as follows:

•	For 2015 Mr. Hockema, 17.8%; Mr. Harvey, 24.9%; Mr. Rinkenberger, 19.0%; Mr. Donnan, 24.2%; and Mr. Barneson, 27.4%;

•	For 2014, Mr. Hockema, 18.2%; Mr. Harvey, 24.6%; Mr. Rinkenberger, 12.0%; Mr. Donnan, 23.8%; and Mr. Barneson, 25.9%; and

•	For 2013 Mr. Hockema, 18.6%; Mr. Harvey, 23.6%; Mr. Rinkenberger, 23.9%; and Mr. Donnan, 23.0%.

All Other Compensation

The table below sets forth information regarding each component of compensation included in the "All Other Compensation" column of the Summary Compensation Table above.

Name	Year	Savings Plan Contributions	Restoration Plan Contributions	Dividend and Dividend Equivalent Payments	Club Membership Dues	Vehicle Allowance	Other		Total
Jack A. Hockema	2015	$28,500	$159,326	$88,420	—	$14,570	—		$290,816
	2014	$27,933	$170,703	$109,356	—	$14,570	—		$322,562
	2013	$30,600	$188,314	$112,293	—	$14,570	—		$345,777

Keith A. Harvey	2015	$24,567	$57,272	$73,936	$1,138	$12,108	$264,190	(1)	$433,211
	2014	$31,200	$66,900	$55,853	$9,407	$11,073	$18,147	(1)	$192,580
	2013	$20,400	$63,876	$36,620	$11,406	$11,073	—		$143,375

Daniel J. Rinkenberger	2015	$19,533	$49,978	$38,641	—	$10,288	—		$118,440
	2014	$26,000	$62,677	$46,998	—	$10,288	—		$145,963
	2013	$25,500	$60,787	$47,769	—	$10,288	—		$144,344

John M. Donnan	2015	$26,500	$45,394	$33,599	$6,648	$12,684	—		$124,825
	2014	$26,000	$57,396	$41,078	$9,954	$12,684	—		$147,112
	2013	$25,500	$55,665	$41,861	$9,752	$12,684	—		$145,462

John Barneson	2015	$35,000	$41,333	$27,550	—	$10,459	—		$114,342
	2014	$34,500	$51,036	$33,998	$9,658	$10,459	—		$139,651
____________

(1)	Represents reimbursement of relocation and temporary living costs incurred by Mr. Harvey in connection with his relocation from North Carolina to California, where our corporate office is located.

Grants of Plan-Based Awards in 2015

The table below sets forth information regarding grants of plan-based awards made to our named executive officers during 2015.

Name	Grant Date	Estimated Future Payouts Under Non- Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)		Grant Date Fair Value of Stock and Option Awards (3) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Jack A. Hockema	—	$302,000	$604,000	$1,812,000	—	—	—	—		—
	3/5/2015	—	—	—	—	—	—	11,046	(4)	$771,342
	3/5/2015	—	—	—	11,729	23,459	46,918	—		$2,244,557

Keith A. Harvey	—	$170,000	$340,000	$1,020,000	—	—	—	—		—
	3/5/2015	—	—	—	—	—	—	5,520	(4)	$385,462
	3/5/2015	—	—	—	3,297	6,594	13,189	—		$630,962

Daniel J. Rinkenberger	—	$144,800	$289,600	$868,800	—	—	—	—		—
	3/5/2015	—	—	—	—	—	—	4,817	(4)	$336,371
	3/5/2015	—	—	—	2,877	5,754	11,509	—		$550,591

John M. Donnan	—	$136,600	$273,200	$819,600	—	—	—	—		—
	3/5/2015	—	—	—	—	—	—	4,189	(4)	$292,518
	3/5/2015	—	—	—	2,502	5,004	10,009	—		$478,831

John Barneson	—	$81,950	$163,900	$491,700	—	—	—	—		—
	3/5/2015	—	—	—	—	—	—	3,435	(4)	$239,866
	3/5/2015	—	—	—	2,051	4,103	8,206	—		$392,575
____________

(1)
Reflects the threshold, target and maximum award amounts under our 2015 STI Plan for our named executive officers. No awards are payable when performance does not reach the threshold performance level. Under our 2015 STI Plan, if the threshold performance level was reached, participants were eligible to receive a cash incentive award between one-half and three times the participant's target award amount. See the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table for the actual monetary awards paid to the named executive officers under the 2015 STI Plan in March 2016.

(2)
Reflects the number of performance shares that will become vested for each of the named executive officers under our 2015 - 2017 LTI Program in 2018 at the threshold, target and maximum performance levels. No performance shares will vest under the 2015 - 2017 LTI Program unless our company's performance exceeds the threshold performance required during the three-year performance period. The number of performance shares, if any, that vest base on the level of performance required during the three-year performance period will vest on the later to occur of March 5, 2018 and the date on which the compensation committee certifies the performance level achieved. If, prior to December 31, 2017, the named executive officer's employment terminates as a result of death or disability, the target number of performance shares will vest. If, prior to December 31, 2017, the named executive officer's employment is terminated by us without cause or is voluntarily terminated by him for good reason, the performance shares granted to him will remain outstanding and the number of performance shares, if any, that will vest upon the vesting date will be determined based on the performance level achieved during the three-year performance period. If, prior to December 31, 2017, a change in control occurs, the performance shares granted to him will vest immediately and the number of performance shares, if any, that will vest upon the change in control date will be determined based on the performance level achieved during the performance period through the change in control date. If, prior to the vesting date, the employment of a named executive officer terminates as a result of his retirement at or after age 65, the performance shares granted to him will remain outstanding and the number of performance shares, if any, that will vest upon the vesting date will be determined based on the performance level achieved during the three-year performance period and prorated based on the actual days of the named executive officer's employment during the performance period. In connection with the issuance or delivery of shares of common stock after the performance period has ended, the named executive officer will also receive a cash payment equal in amount to the dividends and distributions that such named executive officer would have received if the number of shares of common stock to be issued or delivered had been issued and outstanding and held of record by such named executive officer from the date of grant through the date of issuance or delivery of such shares.

(3)
Reflects the aggregate grant date fair value of restricted stock and performance share awards to our named executive officers determined in accordance with ASC Topic 718, without regard to potential forfeiture. The aggregate grant date fair value of the performance share awards reflected in this table has been determined assuming the probable outcome of the performance condition on the date of the grant and without adjustment for actual performance during the period and using a Monte Carlo simulation of future stock prices of our company and our peer companies on the S&P 600 SmallCap Materials Index.

(4)
Reflects the number of shares of restricted stock received by the named executive officer pursuant to awards granted effective March 5, 2015. The restrictions on 100% of the shares of restricted stock granted will lapse on March 5, 2018 or earlier if the named executive officer's employment terminates as a result of death or disability, the named executive officer's employment is terminated by us without cause, the named executive officer's employment is voluntarily terminated by him for good reason or in the event of a change in control. If the employment of an named executive officer terminates before March 5, 2018 as a result of his retirement at or after age 65, the shares of restricted stock granted to him will remain outstanding and the restrictions on a prorated portion of such shares, determined based on the actual days of his employment during the restriction period, will lapse on March 5, 2018. The named executive officer will receive all dividends and other distributions paid with respect to the shares of restricted stock he holds, but if any of such dividends or distributions are paid in shares of our capital stock, such shares will be subject to the same restrictions on transferability as are the shares of restricted stock with respect to which they were paid.

Employment-Related Agreements and Certain Employee Benefit Plans

Employment Agreement with Jack A. Hockema

On July 6, 2006, we entered into an employment agreement with Jack A. Hockema, pursuant to which Mr. Hockema continued his duties as our President and Chief Executive Officer. On November 9, 2010, we entered into an amended and restated employment agreement with Mr. Hockema to extend the term of the existing employment agreement from July 5, 2012 through July 6, 2015, eliminate the automatic renewal provision, eliminate our obligation to make excise tax gross-up payments to Mr. Hockema, and modify his long-term incentive compensation to increase the portion of such compensation in the form of performance shares, as more fully described below. The agreement was amended and restated on March 5, 2014, primarily to extend the term of the existing employment agreement through December 31, 2016 and modify the calculation of any prorated payment of Mr. Hockema's annual short-term incentive compensation upon the termination of his employment prior to the last day of the applicable fiscal year so that such calculation is based on actual, rather than target, performance, and was amended on March 31, 2014 to permit his 2014 long-term incentive award to provide for prorated payment based on the actual number of days of his employment during the applicable restricted or performance period, rather than full payment, in the event of his retirement prior to the end of the applicable restricted or performance period. On December 31, 2015, the agreement was again amended and restated to extend the term of the existing employment agreement through December 31, 2018.

The terms of Mr. Hockema's amended and restated employment agreement provide for an initial base salary of $882,000, subject to annual increases, if any, agreed by us and Mr. Hockema and for an annual short-term incentive target equal to 68.5% of his base salary. The short-term incentive may be paid in cash, shares of the company's common stock, or a combination of cash and shares of the company's common stock, but is subject to both our meeting the applicable underlying performance thresholds and an annual cap of three times the target. If Mr. Hockema's employment terminates other than on a date which is the last day of a fiscal year, then his annual short-term incentive award with respect to the fiscal year in which his employment terminates will be determined based on the company's actual performance under the company's short-term incentive plan in which Mr. Hockema participates and prorated for the actual number of days of employment during such fiscal year, and such amount will be paid to Mr. Hockema or his estate unless his employment was terminated by us for cause. The amended and restated employment agreement provides that Mr. Hockema is entitled to receive annual equity awards (such as restricted stock, stock options or performance shares) with a target economic value of 227% of his base salary, with the portion of his annual equity awards in the form of restricted stock equaling 36% of the target economic value, and his annual equity awards in the form of performance shares equaling 64% of the target economic value.

Under Mr. Hockema's amended and restated employment agreement, following any termination of his employment, we must pay or provide to Mr. Hockema or his estate:

•	base salary earned through the date of such termination;

•	except in the case of a termination by us for cause, earned but unpaid incentive awards;

•	accrued but unpaid vacation;

•	benefits under our employment benefit plans to the extent vested and not forfeited on the date of such termination; and

•	benefit continuation and conversion rights to the extent provided under our employment benefit plans.

In addition, if Mr. Hockema's employment is terminated as a result of his death or disability, at the end of the term of his employment agreement or upon his retirement during the term, all of his outstanding equity awards will vest in accordance with their terms, subject to the provisions described above, and all of his vested but unexercised grants will remain exercisable through the second anniversary of such termination. If Mr. Hockema's employment is terminated by us for cause, all of his unvested equity grants will be forfeited and all of his vested but unexercised equity grants will be forfeited on the date that is 90 days following such termination. If Mr. Hockema's employment is terminated by us without cause or is voluntarily terminated by him with good reason, in addition to the payment of his accrued benefits as described above, (1) we will make a lump-sum payment to Mr. Hockema in an amount equal to 3.37 times his base salary, (2) his medical, dental, vision, life insurance and disability benefits, which we refer to as welfare benefits, will continue for two years commencing on the date of such termination, and (3) all of his outstanding equity awards will vest in accordance with their terms, subject to the provisions described above, and all of his vested but unexercised grants will remain exercisable through the second anniversary of such termination.

If there is a change in control of our company, all of Mr. Hockema's equity awards outstanding as of the date of such change in control will vest in accordance with their terms. If Mr. Hockema's employment is terminated by us without cause or is voluntarily terminated by him with good reason within two years following a change in control, in addition to the payments of his accrued benefits as described above, (1) we will make a lump-sum payment to Mr. Hockema in an amount equal to 5.05 times his base salary, (2) his welfare benefits will continue for three years commencing on the date of such termination, and (3) all previously unvested equity grants will become exercisable and vested but unexercised grants will remain exercisable through the second anniversary of such termination. If any payments to Mr. Hockema would be subject to a federal excise tax by reason of being considered contingent on a change in control, then such payments will be reduced to the minimum extent necessary so that no portion of such payments, as so reduced, is subject to such tax, except that such a reduction will be made only if and to the extent such reduction would result in an increase in the aggregate payment on an after-tax basis.
Mr. Hockema will be subject to noncompetition, nonsolicitation and confidentiality restrictions following his termination of employment.

For quantitative disclosure regarding estimated payments and other benefits that would have been received by Mr. Hockema or his estate if his employment had terminated on December 31, 2015, the last day of 2015, under various circumstances, see "- Potential Payments and Benefits upon Termination of Employment" below.

Salaried Severance Plan

Mr. Hockema's employment agreement discussed above describes the benefits available to Mr. Hockema upon the severance of his employment with the company. Messrs. Harvey, Rinkenberger, Donnan, and Barneson are subject to our severance plan for salaried employees, which we refer to as our Salaried Severance Plan. Our Salaried Severance Plan provides for payment of a termination allowance and continuation of welfare benefits upon an involuntary separation of employment that is intended to be permanent and that is due to our convenience. The termination allowance and continuation of welfare benefits are not available under our Salaried Severance Plan if:

•	the employee received severance compensation or welfare benefit continuation pursuant to a Change in Control Agreement (described below) or any other agreement;

•	the employee's employment is terminated other than by us without cause; or

•	the employee declined to sign, or subsequently revokes, a designated form of release.

The termination allowance payable to covered employees under our Salaried Severance Plan consists of a lump-sum cash payment equal to the employee's weekly base salary multiplied by a number of weeks (not to exceed 26), which we refer to as the continuation period, determined based on the employee's number of years of full employment. Under our Salaried Severance Plan, welfare benefits are continued following the termination of employment for the shorter of the continuation period and the period commencing on the termination of employment and ending on the date that the employee is no longer eligible for coverage under the Consolidated Omnibus Budget Reconciliation Act, or COBRA. As of December 31, 2015, the continuation periods for Messrs. Harvey, Rinkenberger, Donnan, and Barneson were 26, 20, 20, and 26 weeks, respectively.

For quantitative disclosure regarding estimated payments and other benefits that would have been received by each of Messrs. Hockema, Harvey Rinkenberger, Donnan, and Barneson or his estate if his employment had terminated on

December 31, 2015 under various circumstances, see "- Potential Payments and Benefits upon Termination of Employment" below.

Change in Control Agreements

In 2002, in connection with the commencement of our chapter 11 bankruptcy and the implementation of our court-approved Chapter 11 Key Employee Retention Plan, we also entered into Change in Control Agreements with certain key executives, including Messrs. Hockema, Harvey, Rinkenberger, Donnan, and Barneson, in order to provide them with appropriate protection in the event of a termination of employment in connection with a change in control or, except as otherwise provided, a significant restructuring. Mr. Hockema's employment agreement discussed above supersedes his Change in Control Agreement. The Change in Control Agreements terminate on the second anniversary of a change in control.

The Change in Control Agreements provide for severance payments and continuation of welfare benefits upon termination of employment in certain circumstances. The participants are eligible for severance benefits if their employment is terminated by us without cause or by the participant with good reason during a period that commences 90 days prior to the change in control and ends on the second anniversary of the change in control. Participants (including Messrs. Harvey, Rinkenberger, Donnan, and Barneson) also are eligible for severance benefits if their employment is terminated by us due to a significant restructuring event when there has been no change in control. These benefits are not available if:

•	the participant's employment is terminated other than by us without cause or by the participant for good reason; or

•	the participant declines to sign, or subsequently revokes, a designated form of release.

In consideration for the severance payment and continuation of benefits, a participant will be subject to noncompetition, nonsolicitation and confidentiality restrictions following his or her termination of employment with us.

Upon a qualifying termination of employment, each of Messrs. Harvey, Rinkenberger, Donnan, and Barneson is entitled to receive the following:

•	three times (for Mr. Barneson) or two times (for Messrs Harvey, Rinkenberger, and Donnan) the sum of his base pay and most recent short-term incentive target;

•	a prorated portion of his short-term incentive target for the year of termination; and

•	a prorated portion of his long-term incentive target in effect for the year of his termination, provided that such target was achieved.

In addition, welfare benefits and perquisites are continued for a period of three years (for Mr. Barneson) or two years (for Messrs. Harvey, Rinkenberger, and Donnan) after termination of employment with us.

In general, if any payments would be subject to federal excise tax or any similar state or local tax by reason of being considered contingent on a change in control, the participant will be entitled to receive an additional amount (a "gross-up payment") such that, after satisfaction of all tax obligations imposed on such payments, the participant retains an amount equal to the federal excise tax or similar state or local tax imposed on such payments. However, if no such federal excise tax or similar state or local tax would apply if the aggregate payments were reduced by 5%, then the aggregate payments to the participant will be reduced by the amount necessary to avoid application of such federal excise tax or similar state or local tax.

For quantitative disclosure regarding estimated payments and other benefits that would have been received by each of Messrs. Hockema, Harvey, Rinkenberger, Donnan, and Barneson or his estate if his employment had terminated on December 31, 2015, the last day of 2015, under various circumstances, see "- Potential Payments and Benefits Upon Termination of Employment" below.

2006 Plan

The 2006 Plan is an omnibus plan that facilitates the issuance of incentive awards as part of our comprehensive compensation structure and is administered by a committee of non-employee directors of our board of directors, currently, the compensation committee.

Officers and other key employees (and persons who have agreed to commence serving in any of those capacities within 90 days) who are selected by the compensation committee, as well as our non-employee directors, are eligible to participate in the 2006 Plan. Any director emeritus and any person who provides services to us or any of our subsidiaries that are equivalent to those typically provided by employees and who are selected by the compensation committee are also eligible to participate in the 2006 Plan.

Subject to certain adjustments that may be required from time to time to prevent dilution or enlargement of the rights of participants under the 2006 Plan, a maximum of 2,722,222 shares of common stock may be issued under the 2006 Plan. As of the date of this Proxy Statement, 603,810 shares of common stock are available for additional awards under the 2006 Plan.

The 2006 Plan expires on July 6, 2016. If the 2016 Plan is not approved by our stockholders, we will not be able to grant equity awards as part of our incentive compensation programs in the coming years. For more detailed discussion of the 2016 Plan, see "Proposals Requiring Your Vote - Proposal 3 - Approval of Kaiser Aluminum Corporation 2016 Equity and Performance Incentive Plan" above.

Savings Plan

We sponsor a tax-qualified profit sharing and 401(k) plan, our Savings Plan, in which eligible salaried employees may participate. Pursuant to the Savings Plan, employees may elect to reduce their current annual compensation up to the lesser of 75% or the statutorily prescribed limit of $18,000 in calendar year 2016 (plus up to an additional $6,000 in the form of "catch-up" contributions for participants near retirement age), and have the amount of any reduction contributed to the Savings Plan. Our Savings Plan is intended to qualify under sections 401(a) and 401(k) of the Code, so that contributions by us or our employees to the Savings Plan and income earned on contributions are not taxable to employees until withdrawn from the Savings Plan and so that contributions will be deductible by us when made. We match 100% of the amount an employee contributes to the Savings Plan, subject to a 4% maximum based on the employee's compensation as defined in the Savings Plan.

Employees are immediately vested 100% in our matching contributions to our Savings Plan. We also make annual fixed-rate contributions on behalf of our employees in the following amounts:

•
for our employees who were employed with us on or before January 1, 2004, we contribute in a range from 2% to 10% of the total of the employee's base salary and short-term incentive award, based upon the sum of the employee's age and years of continuous service as of January 1, 2004; and

•	for our employees who were first employed with us after January 1, 2004, we contribute 2% of the total of the employee's base salary and short-term incentive award.

As discussed more fully below, the fixed-rate contributions were implemented following the termination of our qualified, defined benefit retirement plan and resulting loss of benefit accruals under that plan.

An employee is required to be employed on the last day of the year in order to receive the fixed-rate contribution. Employees are vested 100% in our fixed-rate contributions to the Savings Plan after three years of service. The total amount of elective, matching and fixed-rate contributions in any year cannot exceed the lesser of 100% of the total of an employee's base salary and short-term incentive award or $52,000 in 2015, respectively (adjusted annually). We may amend or terminate these matching and fixed-rate contributions at any time by an appropriate amendment to our Savings Plan. Upon termination of employment, employees are eligible to receive a distribution of their vested plan balances under our Savings Plan. The independent trustee of the Savings Plan invests the assets of the Savings Plan as directed by participants.

Restoration Plan

We sponsor a nonqualified, deferred compensation plan, our Restoration Plan, in which members of our senior management and highly compensated employees may participate. Eligibility to participate in our Restoration Plan is determined by the compensation committee. The purpose of our Restoration Plan is to restore the benefit of matching and fixed-rate contributions that we would have otherwise paid to participants under our Savings Plan but for the limitations on benefit accruals and payments imposed by the Code. We maintain an account on behalf of each participant in the Restoration Plan, and contributions to a participant's Restoration Plan account to restore benefits under the Savings Plan are made generally in the manner described below:

•
if our matching contributions to a participant under the Savings Plan are limited in any year, we will make an annual contribution to that participant's account under the Restoration Plan equal to the difference between:

•	the matching contributions that we could have made to that participant's account under the Savings Plan if the Code did not impose any limitations; and

•	the maximum contribution we could in fact make to that participant's account under the Savings Plan in light of the limitations imposed by the Code; and

•
annual fixed-rate contributions to the participant's account under the Restoration Plan are made in an amount equal to between 2% and 10% of the participant's excess compensation, as defined in Section 401(a)(17) of the Code.

Participants are immediately vested 100% in our matching contributions to the Restoration Plan and are vested 100% in our fixed-rate contributions to our Restoration Plan after three years of service or upon retirement, death, disability or a change of control. Participants do not make contributions to their respective Restoration Plan accounts. A participant is entitled to distributions six months following his or her termination of service, except that any participant who is terminated for cause will forfeit the entire amount of matching and fixed-rate contributions made by us to that participant's account under the Restoration Plan.

We may amend or terminate these matching and fixed-rate contributions at any time by an appropriate amendment to our Restoration Plan. The value of each participant's account under our Restoration Plan changes based upon the performance of the funds designated by the participant from a menu of various money market and investment funds.

Outstanding Equity Awards at December 31, 2015

The table below sets forth the information regarding equity awards held by our named executive officers as of December 31, 2015 and illustrates the impact of the intended design of our compensation program, which generally insures three years of restricted stock and performance share awards are outstanding at any time.

	Option Awards				Stock Awards
										Equity
										Incentive
										Plan
										Awards:
								Equity		Market or
								Incentive		Payout
								Plan Awards:		Value
								Number		of
								of		Unearned
	Number of						Market	Unearned		Shares,
	Securities	Number of			Number of		Value of	Shares,		Units or
	Underlying	Securities			Shares or		Shares or	Units or		Other
	Unexercised	Underlying			Units of		Units of	Other Rights		Rights
	Options	Unexercised	Option		Stock That		Stock That	That Have		That Have
	Exercisable	Options	Exercise	Option	Have Not		Have Not	Not		Not
	(#)	Unexercisable	Price	Expiration	Vested		Vested (2)	Vested		Vested (2)
Name	(1)	(#)	($)	Date	(#)		($)	(#)		($)
Jack A. Hockema	8,037	—	$80.01	4/3/2017	7,449	(3)	$623,183	26,898	(6)	$2,250,287
					11,493	(4)	$961,504	24,401	(7)	$2,041,388
					11,046	(5)	$924,108	23,459	(8)	$1,962,580

Keith A. Harvey	1,202	—	$80.01	4/3/2017	4,436	(3)	$371,116	5,299	(6)	$443,314
					4,231	(4)	$353,965	5,052	(7)	$422,650
					25,000	(9)	$2,091,500	6,594	(8)	$551,654
					5,520	(5)	$461,803

Daniel J. Rinkenberger	803	—	$80.01	4/3/2017	5,363	(3)	$448,669	6,406	(6)	$535,926
					5,011	(4)	$419,220	5,985	(7)	$500,705
					4,817	(5)	$402,990	5,754	(8)	$481,380

John M. Donnan	2,083	—	$80.01	4/3/2017	4,663	(3)	$390,107	5,569	(6)	$465,903
					4,358	(4)	$364,590	5,205	(7)	$435,450
					4,189	(5)	$350,452	5,004	(8)	$418,635

John Barneson	2,334	—	$80.01	4/3/2017	3,823	(3)	$319,832	4,567	(6)	$382,075
					3,573	(4)	$298,917	4,268	(7)	$357,061
					3,435	(5)	$287,372	4,103	(8)	$343,257
____________

(1)
Reflects option rights granted to the named executive officer effective April 3, 2007. The option rights became exercisable as to one-third of the total number of shares of common stock for which they are exercisable on each of April 3, 2008, April 3, 2009 and April 3, 2010. The option rights expire on April 3, 2017, unless terminated earlier in accordance with their terms.

(2)	Reflects the aggregate market value determined based on a per share price of $83.66, the closing price per share of our common stock as reported on the Nasdaq Stock Market on December 31, 2015.

(3)
For named executive officers other than Mr. Hockema, reflects the number of shares of restricted stock received by the named executive officer pursuant to awards granted effective March 5, 2013; for Mr. Hockema, reflects the number of shares of restricted stock received by him effective March 5, 2013 less the number of shares withheld to satisfy the withholding tax obligations resulting from the recognition of income at the time of grant because Mr. Hockema had previously reached age 65 on October 30, 2011. The restrictions on all such shares lapsed on March 5, 2016.

(4)
Reflects the number of shares of restricted stock received by the named executive officer pursuant to awards granted effective March 5, 2014. The restrictions on all such shares will lapse on March 5, 2017 or earlier if the named executive officer’s employment terminates as a result of death or disability, the named executive officer’s employment is terminated by us without cause, the named executive officer’s employment is voluntarily terminated by him for good reason or in the event of a change in control. If, prior to March 5, 2017, the employment of a named executive officer, other than Mr. Hockema, terminates as a result of his retirement at or after age 65, the shares of restricted stock granted to him will remain outstanding and the restrictions on 100% of such share will lapse on March 5, 2017. If, prior to March 5, 2017, Mr. Hockema's employment terminates as a result of his retirement, the shares of restricted stock granted to him will remain outstanding and the restriction on a prorated portion of such shares, determined based on the actual days of Mr. Hockema's employment during the restriction period, will lapse on March 5, 2017.

(5)
Reflects the number of shares of restricted stock received by the named executive officer pursuant to awards granted effective March 5, 2015. See Note 4 to the table set forth under "Executive Compensation - Grants of Plan-Based Awards" above for more information on the restricted stock granted to the named executive officers effective March 5, 2015.

(6)
Reflects the target number of performance shares received by the named executive officer pursuant to awards granted effective March 5, 2013. Such target number is approximately one-half of the performance shares received by the named executive officer pursuant to awards granted effective March 5, 2013. The number of performance shares earned based on the level of performance achieved during the three-year performance period vested on March 5, 2016. The compensation committee certified the performance level achieved during the three-year performance period on March 5, 2015 and, based on the certified performance level, 64% of the target performance shares received by the named executive officers were earned.

(7)
Reflects the target number of performance shares received by the named executive officer pursuant to awards granted effective March 5, 2014. Such target number is approximately one-half of the performance shares received by the named executive officer pursuant to awards granted effective March 5, 2014. The number of performance shares, if any, that vest based on the level of performance achieved during the three-year performance period will vest on the later to occur of March 15, 2017 and the date on which the compensation committee certifies the performance level achieved during the three-year performance period. If, prior to December 31, 2016, the named executive officer’s employment terminates as a result of death or disability, the target number of performance shares will vest. If, prior to the vesting date, the named executive officer’s employment is terminated by us without cause or is voluntarily terminated by him for good reason, the performance shares granted to him will remain outstanding and the number of performance shares, if any, that will vest upon the vesting date will be determined based on the performance level achieved during the three-year performance period. If, prior to December 31, 2016, a change in control occurs, the performance shares granted to him will vest immediately and the number of performance shares, if any, that will vest will be determined based on the performance level achieved during the performance period through the change in control date. If, prior to the vesting date, the employment of a named executive officer, other than Mr. Hockema, terminates as a result of his retirement at or after age 65, the performance shares granted to him will remain outstanding and the number of performance shares, if any, that will vest on the vesting date will be determined based on the performance level achieved during the applicable three-year performance period. If, prior to the vesting date, Mr. Hockema's employment terminates as a result of his retirement, the performance shares granted to him will remain outstanding and the number of performance shares, if any, that will vest on the vesting date will be determined based on the performance level achieved during the applicable three-year performance period and prorated based on the actual days of Mr. Hockema's employment during the performance period. Each performance share that becomes vested entitles the participant to receive one share of our common stock.

(8)
Reflects the target number of performance shares received by the named executive officer pursuant to awards granted effective March 5, 2015. Such target number is approximately one-half of the performance shares received by the named executive officer pursuant to awards granted effective March 5, 2015. See Note 2 to the table set forth under "- Grants of Plan-Based Awards in 2015" above for more information on the performance shares granted to the named executive officers effective March 5, 2015.

Option Exercises and Stock Vested in 2015

The table below sets forth information regarding the vesting during 2015 of restricted stock and performance shares granted to our named executive officers in 2012.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Jack A. Hockema	27,417	$2,067,516
Keith A. Harvey	9,037	$681,480
Daniel J. Rinkenberger	10,940	$824,986
John M. Donnan	9,513	$704,819
John Barneson	7,800	$588,198
____________

(1)
Reflects the aggregate market value of (i) restricted shares that vested on March 5, 2015, determined based on a per share price of $75.41, the closing price per share of our common stock as reported on the Nasdaq Stock Market on the vesting date of such shares of restricted stock, and (ii) shares of common stock that were received upon the vesting on March 5, 2015 of 25% of the total number of performance shares (50% of the target number of performance shares) granted to our named executive officers in 2012 based on actual results over the three-year performance period, determined based on a per share price of $75.41, the closing price per share of our common stock as reported on the Nasdaq Stock Market on the vesting date of such performance shares.

Pension Benefits as of December 31, 2015

The table below sets forth information regarding the present value as of December 31, 2015 of the accumulated benefits of our named executive officers under our Old Pension Plan. As discussed further below, our Old Pension Plan was terminated on December 17, 2003, at which time the number of years of credited service for participants was frozen.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit (1) ($)
Jack A. Hockema	Kaiser Aluminum Salaried Employees Retirement Plan	11.92	$380,105
Keith A. Harvey	Kaiser Aluminum Salaried Employees Retirement Plan	17.83	$434,649
Daniel J. Rinkenberger	Kaiser Aluminum Salaried Employees Retirement Plan	12.67	$433,779
John M. Donnan	Kaiser Aluminum Salaried Employees Retirement Plan	10.25	$344,294
John Barneson	Kaiser Aluminum Salaried Employees Retirement Plan	28.83	$638,374
____________

(1)
Determined (a) assuming mortality according to the RP-2014 White Collar Healthy Annuitant mortality table, adjusted for 2006 and then projected with Scale MP-2015 and (b) applying a discount rate of 3.90% per annum.

The Old Pension Plan previously maintained by us was a qualified, defined-benefit retirement plan for our salaried employees who met certain eligibility requirements. Effective December 17, 2003, the PBGC terminated and effectively assumed responsibility for making benefit payments in respect of the Old Pension Plan. As a result of the termination, all benefit accruals under the Old Pension Plan were terminated and benefits available to certain executive officers, including Mr. Hockema, were significantly reduced due to the limitation on benefits payable by the PBGC. Benefits payable to participants will be reduced to a maximum of $34,742 annually for retirement at age 62, a lower amount for retirement prior to age 62, and a higher amount for retirements after age 62, up to $43,977 annually for retirement at age 65, and participants will not accrue additional benefits. In addition, the PBGC will not make lump-sum payments to participants.

Nonqualified Deferred Compensation for 2015

The table below sets forth, for each of our named executive officers, information regarding his participation in our Restoration Plan during 2015. For additional information about our Restoration Plan, see "- Restoration Plan."

Name	Registrant Contributions in Last FY (1)	Aggregate Earnings in Last FY (2)(3)	Aggregate Balance at Last FYE
Jack A. Hockema	$159,326	$38,661	$3,693,420
Keith A. Harvey	$57,272	—	$498,684
Daniel J. Rinkenberger	$49,978	—	$398,667
John M. Donnan	$45,394	—	$493,556
John Barneson	$41,333	$10,000	$2,174,191
____________

(1)	In each case, 100% of such amount is included in the amounts for 2015 reflected in the "All Other Compensation" column of the Summary Compensation Table above.

(2)	Amounts included in this column reflect the change in market value of the investments made under the Restoration Plan and do not include amounts reflected in column (a).

(3)
Amounts included in this column do not include above-market or preferential earnings (of which there were none) and, accordingly, such amount is not included in the "Change in Pension Value and Nonqualified Deferred Compensation Earnings" column of the Summary Compensation Table above.

Potential Payments and Benefits Upon Termination of Employment

The tables below set forth for each named executive officer quantitative disclosure regarding estimated payments and other benefits that would have been received by the named executive officer or his estate if his employment had terminated on December 31, 2015, the last business day of 2015, under the following circumstances:

•	voluntary termination by the named executive officer prior to age 65, except for Mr. Hockema, who turned age 65 during 2011;

•	termination by us for cause;

•	termination by us without cause or by the named executive officer with good reason;

•	termination by us without cause or by the named executive officer with good reason following a change in control;

•	termination at retirement at or after age 65;

•	termination as a result of disability; or

•	termination as a result of death.

Information regarding estimated payments and other benefits upon termination of employment of Messrs. Harvey, Rinkenberger, Donnan, and Barneson at retirement is provided for illustrative purposes notwithstanding the fact that none of such named executive officers had reached age 65 as of December 31, 2015.

JACK A. HOCKEMA

	Circumstances of Termination (1)
Payments and Benefits	Termination by us for Cause	Termination by us without Cause or by the Named Executive Officer with Good Reason		Termination by us without Cause or by the Named Executive Officer with Good Reason Following a Change in Control		Retirement At or After Age 65		Disability		Death
Payment of earned but unpaid:
Base salary (2)	—	—		—		—		—		—
Short-term incentive (3)	—	$732,048		$732,048		$732,048		$732,048		$732,048
Vacation (4)	$84,808	$84,808		$84,808		$84,808		$84,808		$84,808
Other Benefits:
Lump sum payment	—	$2,972,340	(5)	$4,454,100	(6)	—		—		—
Healthcare benefits (7)	—	$52,756		$83,153		—		—		—
Disability benefits	—	$—	(8)	$—	(8)	—		$—	(9)	—
Life insurance	—	$939	(10)	$1,449	(10)	—		—		$50,000	(11)
Perquisites and other personal benefits	—	—		—		—		—		—
Tax gross-up (12)	—	—		$(3,286,787)		—		—		—
Acceleration of Equity Awards:
Market value of stock vesting on
termination	—	$8,049,633	(13)	$12,150,349	(14)	$4,971,091	(15)	$8,049,633	(16)	$8,049,633	(16)
Spread for options vesting on
termination (17)	—	—		—		—		—		—
Distribution of Restoration Plan Balance:
Amount of Distribution (18)	—	$3,693,420		$3,693,420		$3,693,420		$3,693,420		$3,693,420
Total	$84,808	$15,585,944		$17,912,540		$9,481,367		$12,559,909		$12,609,909
____________

(1)
Mr. Hockema reached age 65 on October 30, 2011. Accordingly, any voluntary termination by Mr. Hockema would be treated as retirement at or after age 65. See "Retirement At or After Age 65" column of this table.

(2)	Assumes that there is no earned but unpaid base salary at the time of termination.

(3)
Under our 2015 STI Plan, Mr. Hockema's target award for 2015 was $604,000, but his award could have ranged from a threshold of $302,000 to a maximum of $1,812,000, or could have been zero if the threshold performance was not achieved. Mr. Hockema's award under our 2015 STI Plan was determined in March 2016 to be $732,048. Pursuant to Mr. Hockema's employment agreement, we must pay Mr. Hockema or his estate any earned but unpaid short-term incentive unless his employment is terminated by us for cause. Under Mr. Hockema's employment agreement, if his employment had been terminated during 2015 but prior to December 31, 2015, Mr. Hockema's award for 2015 under our 2015 STI Plan would have been determined based on actual performance and prorated for the actual number of days of Mr. Hockema's employment in 2015, provided that Mr. Hockema would have received no award for 2015 under our 2015 STI Plan if his employment had been terminated by us for cause. Under Mr. Hockema's employment agreement, if his employment had been terminated on December 31, 2015, the last day of our 2015 fiscal year, Mr. Hockema would have been entitled to full payment of his award under the 2015 STI Plan unless his employment had been terminated by us for cause.

(4)	Assumes that Mr. Hockema used all of his 2015 vacation and that he had five weeks of accrued vacation for 2016.

(5)
Under Mr. Hockema's employment agreement, if Mr. Hockema's employment is terminated by us without cause or is voluntarily terminated by him for good reason, we must make a lump-sum payment to Mr. Hockema in an amount equal to 3.37 times his base salary for the fiscal year in which such termination occurs.

(6)
Under Mr. Hockema's employment agreement, if Mr. Hockema's employment is terminated by us without cause or is voluntarily terminated by him for good reason within two years following a change in control, we must make a lump-sum payment to Mr. Hockema in an amount equal to 5.05 times his base salary for the fiscal year in which such termination occurs.

(7)
Under Mr. Hockema's employment agreement, if Mr. Hockema's employment is terminated by us without cause or is voluntarily terminated by him for good reason, we must continue his medical and dental benefits for two years, or, if such termination occurs within two years following a change in control, three years, commencing on the date of such termination. The table reflects the present value of such medical and dental benefits at December 31, 2015 determined (a) assuming family coverage in a consumer-driven health plan and a premium dental plan throughout the applicable benefit continuation period, (b) based on current COBRA coverage rates for 2016 and assuming a 10% increase in the cost of medical and dental coverage for 2017 as compared to 2016 and a 10% increase in the cost of medical and dental coverage for 2018 as compared to 2017.

(8)
Under Mr. Hockema's employment agreement, if Mr. Hockema's employment is terminated by us without cause or is voluntarily terminated by him for good reason, we must continue his disability benefits for two years, or, if such termination occurs within two years following a change in control, three years, commencing on the date of such termination. This table reflects the present value of such disability benefits at December 31, 2015 determined (a) based on our current costs of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (b) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (c) assuming mortality according to the RP-2014 Mortality Table for Disabled Retirees, adjusted to 2006, and projected therefrom with MP-2015 Generational Mortality Improvement Projection, and (d) applying a discount rate of 3.90% per annum.

(9)
Reflects the actuarial present value of Mr. Hockema's disability benefits at December 31, 2015 determined (a) assuming full disability at December 31, 2015, (b) assuming mortality according to the RP-2014 Mortality Table for Disabled Retirees, adjusted to 2006, and projected therefrom with MP-2015 Generational Mortality Improvement Projection, and (c) applying a discount rate of 3.90% per annum. Such disability benefits would be paid by a third-party insurer and not by us.

(10)
Under Mr. Hockema's employment agreement, if Mr. Hockema's employment is terminated by us without cause or is voluntarily terminated by him for good reason, we must continue his life insurance benefits for two years, or, if such termination occurs within two years following a change in control, three years, commencing on the date of such termination. The table reflects the present value of such life insurance benefits at December 31, 2015 determined (a) assuming coverage throughout the applicable benefit continuation period at Mr. Hockema's current election of coverage, (b) based on our current costs of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (c) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2015 White Collar Healthy Annuitant Mortality Table with MP-2015 Generational Mortality Improvement Projection, and (e) applying a discount rate of 3.90% per annum.

(11)
Reflects the life insurance benefit payable assuming Mr. Hockema's death had occurred on December 31, 2015 other than while traveling on company-related business. Such life insurance benefit would have been paid by a third-party insurer and not by us. We maintain a travel and accidental death policy for certain employees, including Mr. Hockema, that would provide a $1,000,000 death benefit payable to Mr. Hockema's estate if his death occurs during company-related travel. Such death benefit would be paid by a third-party insurer and not by us.

(12)
We do not have an obligation to make excise payments to Mr. Hockema. Mr. Hockema's employment agreement instead provides that, if any payments to Mr. Hockema would be subject to a federal excise tax by reason of being considered contingent on a change in control, then such payments will be reduced to the minimum extent necessary so that no portion of such payments, as so reduced, is subject to such tax, except that such a reduction will be made only if and to the extent such reduction would result in an increase in the aggregate payment on an after-tax basis. It is estimated that, if Mr. Hockema's employment had been terminated on December 31, 2015 by us without cause or by him for good reason following a change in control on such date, $3,286,787 owing to Mr. Hockema would have been subject to a federal excise tax by reason of being considered contingent on a change in control and, accordingly, such payments would have been reduced.

(13)
If, on December 31, 2015, Mr. Hockema's employment had been terminated by us without cause or his employment had been voluntarily terminated by him for good reason, then (a) the restrictions on all shares of restricted stock that were held by Mr. Hockema would have lapsed, (b) the performance shares granted to him effective March 5, 2013 would have remained outstanding, with the number of shares of common stock, if any, to be received by Mr. Hockema in respect of such performance shares to be determined based on the performance level achieved during the applicable three-year performance period, and (c) the performance shares granted to him effective March 5, 2014 and March 5, 2015 would have remained outstanding, with the number of shares of common stock, if any, to be received by Mr. Hockema in respect to such performance shares to be determined based on the performance level achieved during the applicable three-year performance period; in such instances, this table reflects the aggregate market value, determined based on a per share price of $83.66, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2015, of a number of shares equal to the sum of (i) 29,988, the number of shares of restricted stock held by Mr. Hockema on December 31, 2015, (ii) 17,215, the actual number of shares of common stock received by Mr. Hockema in respect of the performance shares granted to him effective March 5, 2013 based on the performance level achieved during the applicable three-year performance period as determined by our compensation committee in early 2016, and (iii) 24,401 and 23,459, the target number of shares of common stock that could be received by Mr. Hockema in respect of the performance shares granted to him effective March 5, 2014 and March 5, 2015, respectively. Pursuant to the terms of the performance shares granted to Mr. Hockema effective March 5, 2014 and March 5, 2015, if the company declares cash dividends on our common stock and the record and payment dates for such dividends occur on or after the date of grant but before common shares are issued or delivered in respect of such performance shares, then, upon the issuance or delivery of such common shares in respect of such performance shares, Mr. Hockema will be entitled to also receive a payment equal to the cash dividends that he would have received if the number of common shares so issued or delivered to him had been issued and outstanding and held of record by him from the date of grant through such issuance or delivery; this table reflects (a) in respect of the performance shares granted to Mr. Hockema effective March 5, 2014, an amount equal to the cash dividends he would have received if 24,401 common shares had been issued and outstanding and held of record by him from March 5, 2014 through the issuance and delivery of common shares in respect of such performance shares and (b) in respect of the performance shares granted to Mr. Hockema effective March 5, 2015, an amount equal to the cash dividends he would have received if 23,459 common shares had been issued and outstanding and held of record by him from March 5, 2015 through the issuance and delivery of common shares in respect of such performance shares, assuming in each case that the company does not declare any further cash dividends after December 31, 2015.

(14)
If, on December 31, 2015, there had been a change in control and Mr. Hockema's employment had been terminated by us without cause or his employment had been voluntarily terminated by him for good reason, then (a) the restrictions on all shares of restricted stock that were held by Mr. Hockema would have lapsed, (b) the performance shares granted to him effective March 5, 2013 would have remained outstanding, with the number of shares of common stock, if any, to be received by Mr. Hockema in respect of such performance shares to be determined based on the performance level achieved during the applicable three-year performance period, and (c) the performance shares granted to Mr. Hockema effective March 5, 2014 and March 5, 2015 would have immediately vested, with the number of common stock, if any, to be received by Mr. Hockema in respect to such performance shares to be determined based on the performance level achieved during the applicable performance period through the date of such change in control; in such instances, this table reflects the aggregate market value, determined based on a per share price of $83.66, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2015, of a number of shares equal to the sum of (i) 29,988, the number of shares of restricted stock held by Mr. Hockema on December 31, 2015, (ii) 17,215, the actual number of shares of common stock received by Mr. Hockema in respect of the performance shares granted to him effective March 5, 2013 based on the performance level achieved during the applicable three-year performance period as determined by our compensation committee in early 2016, and (iii) 48,803 and 46,918, the number of shares of common stock that would have been received by Mr. Hockema in respect of the performance shares granted to him effective March 5, 2014 and March 5, 2015, respectively, based on the performance level achieved during the applicable performance period through the date of the change in control. Pursuant to the terms of the performance shares granted to Mr. Hockema effective March 5, 2014 and March 5, 2015, if the company declares cash dividends on our common stock and the record and payment dates for such dividends occur on or after the date of grant but before common shares are issued or delivered in respect of such performance shares, then, upon the issuance or delivery of such common shares in respect of such performance shares, Mr. Hockema will be entitled to also receive a payment equal to the cash dividends that he would have received if the number of common shares so issued or delivered to him had been issued and outstanding and held of record by him from the date of grant through such issuance or delivery; this table reflects (a) in respect of the performance shares granted to Mr. Hockema effective March 5, 2014, an amount equal to the cash dividends he would have received if 48,803 common shares had been issued and outstanding and held of record by him from March 5, 2014 through December 31, 2015 and (b) in respect of the performance shares granted to Mr. Hockema effective March 5, 2015, an amount equal to the cash dividends he would have received if 46,918 common shares had been issued and outstanding and held of record by him from March 5, 2015 through December 31, 2015.

(15)
If Mr. Hockema had retired on December 31, 2015, then the shares of restricted stock and performance shares that were held by Mr. Hockema on December 31, 2015 would have remained outstanding, with the restrictions on such shares of restricted stock to lapse in each case on the third anniversary of the date of grant and with the number of shares of common stock, if any, to be received by Mr. Hockema in respect of such performance shares to be determined based on the performance level achieved during the applicable three-year performance periods, except that the shares of restricted stock granted to Mr. Hockema effective March 5, 2014 and March 5, 2015 and shares of common stock to be received in respect of performance shares granted to Mr. Hockema effective March 5, 2014 and March 5, 2015 would be prorated based on actual days of Mr. Hockema's employment during the applicable restriction or performance period; in such instances, this table reflects the aggregate market value, determined based on a per share price of $83.66, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2015, of a number of shares equal to the sum of (i) 7,449, the number of shares of restricted stock held by Mr. Hockema that were granted to him effective March 5, 2013, (ii) 6,983 and 3,033, the number of shares of restricted stock held by Mr. Hockema that were granted to him effective March 5, 2014 and March 5, 2015, respectively, prorated based on actual days of Mr. Hockema's employment during the applicable restriction period, (iii) 17,215, the actual number of shares of common stock received by Mr. Hockema in respect of the performance shares granted to him effective March 5, 2013 based on the performance level achieved during the applicable three-year performance period as determined by our compensation committee in early 2016, and (iv) 16,252 and 7,812, the target number of shares of common stock that could be received by Mr. Hockema in respect of the performance shares granted to him effective March 5, 2014 and March 5, 2015, prorated based on actual days of Mr. Hockema's employment during the applicable performance period. Pursuant to the terms of the performance shares granted to Mr. Hockema effective March 5, 2014 and March 5, 2015, if the company declares cash dividends on our common stock and the record and payment dates for such dividends occur on or after the date of grant but before common shares are issued or delivered in respect of such performance shares, then, upon the issuance or delivery of such common shares in respect of such performance shares, Mr. Hockema will be entitled to also receive a payment equal to the cash dividends that he would have received if the number of common shares so issued or delivered to him had been issued and outstanding and held of record by him from the date of grant through such issuance or delivery; this table reflects (a) in respect of the performance shares granted to Mr. Hockema effective March 5, 2014, an amount equal to the cash dividends he would have received if 16,252 common shares had been issued and outstanding and held of record by him from March 5, 2014 through the issuance and delivery of common shares in respect of such performance shares and (b) in respect of the performance shares granted to Mr. Hockema effective March 5, 2015, an amount equal to the cash dividends he would have received if 7,812 common shares had been issued and outstanding and held of record by him from March 5, 2015 through the issuance and delivery of common shares in respect of such performance shares, assuming in each case that company does not declare any further cash dividends after December 31, 2015.

(16)
If, on December 31, 2015, Mr. Hockema's employment had been terminated as a result of his death or disability, then (a) the restrictions on all shares of restricted stock that were held by Mr. Hockema would have lapsed, (b) the performance shares granted to him effective March 5, 2013 would have remained outstanding, with the number of shares of common stock, if any, to be received by Mr. Hockema in respect of such performance shares to be determined based on the performance level achieved during the applicable three-year performance period, and (c) the target number of performance shares granted to him effective March 5, 2014 and March 5, 2015 would have vested; in such circumstances, the table reflects the aggregate market value, determined based on a per share price of $83.66, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2015, of a number of shares equal to the sum of (i) 29,988, the number of shares of restricted stock held by Mr. Hockema on December 31, 2015, (ii) 17,215, the actual number of shares of common stock received by Mr. Hockema in respect of the performance shares granted to him effective March 5, 2013 based on the performance level achieved during the applicable three-year performance period as determined by our compensation committee in early 2016, and (iii) 24,401 and 23,459, the target number of shares of common stock that would be received by Mr. Hockema in respect of the performance shares granted to him effective March 5, 2014 and March 5, 2015, respectively. Pursuant to the terms of the performance shares granted to Mr. Hockema effective March 5, 2014 and March 5, 2015, if the company declares cash dividends on our common stock and the record and payment dates for such dividends occur on or after the date of grant but before common shares are issued or delivered in respect of such performance shares, then, upon the issuance or delivery of such common shares in respect of such performance shares, Mr. Hockema will be entitled to also receive a payment equal to the cash dividends that he would have received if the number of common shares so issued or delivered to him had been issued and outstanding and held of record by him from the date of grant through such issuance or delivery; this table reflects (a) in respect of the performance shares granted to Mr. Hockema effective March 5, 2014, an amount equal to the cash dividends he would have received if 24,401 common shares had been issued and outstanding and held of record by him from March 5, 2014 through December 31, 2015 and (b) in respect of the performance shares granted to Mr. Hockema effective March 5, 2015, an amount equal to the cash dividends he would have received if 23,459 common shares had been issued and outstanding and held of record by him from March 5, 2015 through December 31, 2015.

(17)
Reflects the spread, if any, of (a) the aggregate market value of the shares of common stock purchasable upon exercise of the option rights which would have vested early due to Mr. Hockema's termination, determined based on a per share price of $83.66, the closing price per share of common stock as reported on the Nasdaq Global Select Market on December 31, 2015, over (b) the aggregate exercise price required to purchase such shares upon exercise of such option rights. All option rights held by Mr. Hockema on December 31, 2015 had previously vested. Accordingly, no spread is reported in this table.

(18)
Under our Restoration Plan, Mr. Hockema is entitled to a distribution of his account balance six months following his termination, except that he will forfeit the entire amount of matching and fixed rate contributions made by us to his account if his employment is terminated for cause. In addition, under our Savings Plan, upon termination of employment, Mr. Hockema is eligible to receive a distribution of his vested balance under the plan; however, such balance is not reflected in this table.

KEITH A. HARVEY

	Circumstances of Termination
Payments and Benefits	Voluntary Termination by Named Executive Officer Prior to Age 65	Termination by us for Cause	Termination by us without Cause or by the Named Executive Officer with Good Reason (1)		Termination by us without Cause or by the Named Executive Officer with Good Reason Following a Change in Control (2)		Retirement At or After Age 65 (3)		Disability		Death
Payment of earned but unpaid:
Base salary (4)	—	—	—		—		—		—		—
Short-term incentive (5)	—	—	$412,080		$412,080		$412,080		$412,080		$412,080
Vacation (6)	$43,269	$43,269	$43,269		$43,269		$43,269		$43,269		$43,269
Other Benefits:
Lump sum payment	—	—	$225,000		$1,580,000		—		—		—
Healthcare benefits (7)	—	—	$12,561		$52,776		—		—		—
Disability benefits	—	—	$4,942	(8)	$30,889	(8)	—		$1,184,218	(9)	—
Life insurance	—	—	$952	(10)	$6,178	(10)	—		—		$800,000	(11)
Perquisites and other personal benefits	—	—	—		$26,492	(12)	—		—		—
Tax gross-up (13)	—	—	—		$2,644,820		—		—		—
Acceleration of Equity Awards:
Market value of stock vesting on
termination	—	—	$4,558,130	(14)	$5,554,356	(15)	$982,536	(16)	$4,558,130	(17)	$4,558,130	(17)
Spread for options vesting on
termination (18)	—	—	—		—		—		—		—
Distribution of Restoration Plan Balance:
Amount of Distribution (19)	$498,684	—	$498,684		$498,684		$498,684		$498,684		$498,684
Total	$541,953	$43,269	$5,755,618		$10,849,544		$1,936,569		$6,696,381		$6,312,163
____________

(1)
Under our Salaried Severance Plan, if Mr. Harvey's employment is terminated by us without cause, Mr. Harvey is entitled to (a) a lump-sum payment equal to his weekly base salary multiplied by 26 weeks, which we referred to as the continuation period, determined based on his number of years of full employment as of December 31, 2015, and (b) continuation of his medical and dental, disability, and life insurance benefits following the termination of employment for a period not to exceed the shorter of his continuation period and the period commencing on the termination of employment and ending on the date he is no longer eligible for coverage under COBRA.

(2)
Under Mr. Harvey's Change in Control Agreement, if Mr. Harvey's employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period beginning 90 days prior to a change in control and ending two years following a change in control, Mr. Harvey is entitled to (a) a lump-sum payment equal to two times the sum of his base salary and most recent short-term incentive target, (b) continuation of his medical and dental, disability, and life insurance benefits for two years commencing on the date of such termination, and (c) continuation of his perquisites for two years commencing on the date of such termination.

(3)	Notwithstanding the fact that Mr. Harvey had not reached age 65 as of December 31, 2015, this column is provided for illustrative purposes.

(4)	Assumes that there is no earned but unpaid base salary at the time of termination.

(5)
Under our 2015 STI Plan, Mr. Harvey's target award for 2015 was $340,000, but his award could have ranged from a threshold of $170,000 to a maximum of $1,020,000, or could have been zero if the threshold performance was not achieved. Mr. Harvey's award under our 2015 STI Plan was determined in March 2016 to be $412,080. If Mr. Harvey's employment had terminated on December 31, 2015, Mr. Harvey would have been entitled to full payment of his award under the 2015 STI Plan unless his employment had been terminated by us for cause or voluntarily terminated by him. Under the 2015 STI Plan, Mr. Harvey would have been entitled to a prorated award under the 2015 STI Plan if his employment had been terminated during 2015 but prior to December 31, 2015 and his employment had been terminated as a result of death, disability or retirement at or after age 65. Under Mr. Harvey's Change in Control Agreement, if his employment had been terminated by us without cause or by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control and such termination had occurred during 2015 other than on December 31, 2015, Mr. Harvey's target award for 2015 under our 2015 STI Plan would have been prorated for the actual number of days of Mr. Harvey's employment in 2015 and Mr. Harvey would have been entitled to payment of such amount.

(6)	Assumes that Mr. Harvey used all of his 2015 vacation and that he had five weeks of accrued vacation for 2016.

(7)
This table reflects the present value of Mr. Harvey's medical and dental benefits at December 31, 2015 determined (a) assuming family coverage in a consumer-driven health plan and a premium dental plan throughout his applicable benefit continuation period and (b) based on current COBRA coverage rates for 2016 and assuming a 10% increase in the cost of medical and dental coverage for 2017 as compared to 2016.

(8)
This table reflects the present value of Mr. Harvey's disability benefits at December 31, 2015 determined (a) assuming coverage throughout the applicable benefit continuation period, (b) based on our current costs of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (c) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2014 Mortality Table for Disabled Retirees, adjusted to 2006, and projected therefrom with MP-2015 Generational Mortality Improvement Projection, and (e) applying a discount rate of 3.90% per annum.

(9)
Reflects the actuarial present value of Mr. Harvey's disability benefits at December 31, 2015 determined (a) assuming full disability at December 31, 2015, (b) assuming mortality according to the RP-2014 Mortality Table for Disabled Retirees, adjusted to 2006, and projected therefrom with MP-2015 Generational Mortality Improvement Projection, and (c) applying a discount rate of 3.90% per annum. Such disability benefits would be paid by a third-party insurer and not by us.

(10)
This table reflects the present value of Mr. Harvey's life insurance benefits at December 31, 2015 determined (a) assuming coverage throughout the applicable benefit continuation period at his current election of coverage, (b) based on our current costs of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (c) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2015 White Collar Healthy Annuitant Mortality Table with MP-2015 Generational Mortality Improvement Projection, and (e) applying a discount rate of 3.90% per annum.

(11)
Reflects the life insurance benefit payable assuming Mr. Harvey's death had occurred on December 31, 2015 other than while traveling on company-related business. Such life insurance benefit would have been paid by a third-party insurer and not by us. We maintain a travel and accidental death policy for certain employees, including Mr. Harvey, that would provide an additional $1,000,000 death benefit payable to Mr. Harvey's estate if his death occurs during company-related travel. Such death benefit would be paid by a third-party insurer and not by us.

(12)
This table reflects the estimated cost to us of continuing Mr. Harvey's perquisites for such two-year period. Such amount has been estimated by multiplying the cost of Mr. Harvey's vehicle allowance and club membership dues for 2015 by two.

(13)
Under Mr. Harvey's Change in Control Agreement, in general, if any payments to Mr. Harvey would be subject to federal excise tax or any similar state or local tax by reason of being considered contingent on a change in control, we must pay to Mr. Harvey an additional amount such that, after satisfaction of all tax obligations imposed on such payments, Mr. Harvey retains an amount equal to the federal excise tax or similar state or local tax imposed on such payments. However, if no such federal excise tax or similar state or local tax would apply if the aggregate payments were reduced by 5%, then the aggregate payments to Mr. Harvey will be reduced by the amount necessary to avoid application of such federal excise tax or similar state or local tax. This table reflects an estimate of any such additional amount that we would have been obligated to pay Mr. Harvey, or any such reduction to the aggregate payments to Mr. Harvey that would have occurred, if his employment had been terminated on December 31, 2015 by us without cause or by him for good reason following a change in control on such date.

(14)
If, on December 31, 2015, Mr. Harvey's employment been terminated by us without cause or his employment had been voluntarily terminated by him for good reason, then (a) the restrictions on all shares of restricted stock that were held by Mr. Harvey would have lapsed, (b) the performance shares granted to him effective March 5, 2013 would have remained outstanding, with the number of shares of common stock, if any, to be received by Mr. Harvey in respect of such performance shares to be determined based on the performance level achieved during the applicable three-year performance period, and (c) the performance shares granted to him effective March 5, 2014 and March 5, 2015 would have remained outstanding, with the number of shares of common stock, if any, to be received by Mr. Harvey in respect of such performance shares to be determined based on the performance level achieved during the applicable three-year performance period; in such circumstances, the table reflects the aggregate market value, determined based on a per share price of $83.66, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2015, of a number of shares equal to (i) 39,187, the number of restricted stock that were held by Mr. Harvey on December 31, 2015, (ii) 3,391, the actual number of shares of common stock received by Mr. Harvey in respect of the performance shares granted to him effective March 5, 2013 based on the performance level achieved during the applicable three-year performance period as determined by our compensation committee in early 2016, and (iii) 5,052 and 6,594, the target number of shares of common stock that could be received by Mr. Harvey in respect of the performance shares granted to him effective March 5, 2014 and March 5, 2015, respectively. Pursuant to the terms of the performance shares granted to Mr. Harvey effective March 5, 2014 and March 5, 2015, if the company declares cash dividends on our common stock and the record and payment dates for such dividends occur on or after the date of grant but before common shares are issued or delivered in respect of such performance shares, then, upon the issuance or delivery of such common shares in respect of such performance shares, Mr. Harvey will be entitled to also receive a payment equal to the cash dividends that he would have received if the number of common shares so issued or delivered to him had been issued and outstanding and held of record by him from the date of grant through such issuance or delivery; this table reflects (a) in respect of the performance shares granted to Mr. Harvey effective March 5, 2014, an amount equal to the cash dividends he would have received if 5,052 common shares had been issued and outstanding and held of record by him from March 5, 2014 through the issuance and delivery of common shares in respect of such performance shares and (b) in respect of the performance shares granted to Mr. Harvey effective March 5, 2015, an amount equal to the cash dividends he would have received if 6,594 common shares had been issued and outstanding and held of record by him from March 5, 2015 through the issuance and delivery of common shares in respect of such performance shares, assuming in each case that the company does not declare any further cash dividends after December 31, 2015.

(15)
If, on December 31, 2015, there had been a change in control and Mr. Harvey's employment had been terminated by us without cause or his employment had been voluntarily terminated by him for good reason, then (a) the restrictions on all shares of restricted stock that were held by Mr. Harvey would have lapsed, (b) the performance shares granted to him effective March 5, 2013 would have remained outstanding, with the number of shares of common stock, if any, to be received by Mr. Harvey in respect of such performance shares to be determined based on the performance level achieved during the applicable three-year performance period, and (c) the performance shares granted to Mr. Harvey effective March 5, 2014 and March 5, 2015 would have immediately vested, with the number of shares of common stock, if any, to be received by Mr. Harvey in respect of such performance shares to be determined based on the performance level achieved during the applicable performance period through the date of such change in control; in such instances, this table reflects the aggregate market value, determined based on a per share price of $83.66, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2015, of a number of shares equal to the sum of (i) 39,187, the number of shares of restricted stock that were held by Mr. Harvey on December 31, 2015, (ii) 3,391, the actual number of shares of common stock received by Mr. Harvey in respect of the performance shares granted to him effective March 5, 2013 based on the performance level achieved during the applicable three-year performance period as determined by our compensation committee in early 2016, and (iii) 10,105 and 13,189, the number of shares of common stock that would have been received by Mr. Harvey in respect of the performance shares granted to him effective March 5, 2014 and March 5, 2015 based on the performance level achieved during the applicable performance period through the date of the change in control. Pursuant to the terms of the performance shares granted to Mr. Harvey effective March 5, 2014 and March 5, 2015, if the company declares cash dividends on our common stock and the record and payment dates for such dividends occur on or after the date of grant but before common shares are issued or delivered in respect of such performance shares, then, upon the issuance or delivery of such common shares in respect of such performance shares, Mr. Harvey will be entitled to also receive a payment equal to the cash dividends that he would have received if the number of common shares so issued or delivered to him had been issued and outstanding and held of record by him from the date of grant through such issuance or delivery; this table reflects (a) in respect of the performance shares granted to Mr. Harvey effective March 5, 2014, an amount equal to the cash dividends he would have received if 10,105 common shares had been issued and outstanding and held of record by him from March 5, 2014 through December 31, 2015 and (b) in respect of the performance shares granted to Mr. Harvey effective March 5, 2015, an amount equal to the cash dividends he would have received if 13,189 common shares had been issued and outstanding and held of record by him from March 5, 2015 through December 31, 2015.

(16)
If Mr. Harvey had qualified for retirement on December 31, 2015 and he had retired on such date, then the shares of restricted stock and performance shares that were held by Mr. Harvey would have remained outstanding, with the restrictions on such shares of restricted stock to lapse in each case on the third anniversary of the date of grant and with the number of shares of common stock, if any, to be received by Mr. Harvey in respect of such performance shares to be determined based on the performance level achieved during the applicable three-year performance periods, except that the restriction on the shares of restricted stock granted to Mr. Harvey on June 4, 2014 would lapse on the fifth anniversary of the date of grant and the shares of restricted stock granted to Mr. Harvey effective March 5, 2015 and shares of common stock to be received in respect of performance shares granted to Mr. Harvey effective March 5, 2015 would be prorated based on actual days of Mr. Harvey's employment during the applicable restriction or performance period; in such circumstances, this table reflects the aggregate market value, determined based on a per share price of $83.66, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2015, of a number of shares equal to the sum of (i) 33,667, the total number of shares of restricted stock that were granted to Mr. Harvey in 2013 and 2014, (ii) 1,515, the number of shares of restricted stock held by Mr. Harvey that were granted to him effective March 5, 2015, prorated based on actual days of Mr. Harvey's employment during the applicable restriction period, (iii) 3,391, the actual number of shares of common stock received by Mr. Harvey in respect of the performance shares granted to him effective March 5, 2013 based on the performance level achieved during the applicable three-year performance period as determined by our compensation committee in early 2016, (iv) 5,052, the target number of shares of common stock that could be received by Mr. Harvey in respect of the performance shares granted to him effective March 5, 2014, and (v) 2,195, the target number of shares of common stock that could be received by Mr. Harvey in respect of the performance shares granted to him effective March 5, 2015, prorated based on actual days of Mr. Harvey's employment during the applicable performance period. Pursuant to the terms of the performance shares granted to Mr. Harvey effective March 5, 2014 and March 5, 2015, if the company declares cash dividends on our common stock and the record and payment dates for such dividends occur on or after the date of grant but before common shares are issued or delivered in respect of such performance shares, then, upon the issuance or delivery of such common shares in respect of such performance shares, Mr. Harvey will be entitled to also receive a payment equal to the cash dividends that he would have received if the number of common shares so issued or delivered to him had been issued and outstanding and held of record by him from the date of grant through such issuance or delivery; this table reflects (a) in respect of the performance shares granted to Mr. Harvey effective March 5, 2014, an amount equal to the cash dividends he would have received if 5,052 common shares had been issued and outstanding and held of record by him from March 5, 2014 through the issuance and delivery of common shares in respect of such performance shares and (b) in respect of the performance shares granted to Mr. Harvey effective March 5, 2015, an amount equal to the cash dividends he would have received if 2,195 common shares had been issued and outstanding and held of record by him from March 5, 2015 through the issuance and delivery of common shares in respect of such performance shares, assuming in each case that company does not declare any further cash dividends after December 31, 2015.

(17)
If, on December 31, 2015, Mr. Harvey's employment had been terminated as a result of his death or disability, then (a) the restrictions on all shares of restricted stock that were held by Mr. Harvey would have lapsed, (b) the performance shares granted to him effective March 5, 2013 would have remained outstanding, with the number of shares of common stock, if any, to be received by Mr. Harvey in respect of such performance shares to be determined based on the performance level achieved during the applicable three-year performance period, and (c) the target number of performance shares granted to him effective March 5, 2014 and March 5, 2015 would have vested; in such circumstances, the table reflects the aggregate market value, determined based on a per share price of $83.66, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2015, of a number of shares equal to (i) 39,187, the number of shares of restricted stock that were held by Mr. Harvey on December 31, 2015, (ii) 3,391, the actual number of shares of common stock received by Mr. Harvey in respect of the performance shares granted to him effective March 5, 2013 based on the performance level achieved during the applicable three-year performance period as determined by our compensation committee in early 2016, and (iii) 5,052 and 6,594, the target number of shares of common stock that would be received by Mr. Harvey in respect of the performance shares granted to him effective March 5, 2014 and March 5, 2015, respectively. Pursuant to the terms of the performance shares granted to Mr. Harvey effective March 5, 2014 and March 5, 2015, if the company declares cash dividends on our common stock and the record and payment dates for such dividends occur on or after the date of grant but before common shares are issued or delivered in respect of such performance shares, then, upon the issuance or delivery of such common shares in respect of such performance shares, Mr. Harvey will be entitled to also receive a payment equal to the cash dividends that he would have received if the number of common shares so issued or delivered to him had been issued and outstanding and held of record by him from the date of grant through such issuance or delivery; this table reflects (a) in respect of the performance shares granted to Mr. Harvey effective March 5, 2014, an amount equal to the cash dividends he would have received if 5,052 common shares had been issued and outstanding and held of record by him from March 5, 2014 through December 31, 2015 and (b) in respect of the performance shares granted to Mr. Harvey effective March 5, 2015, an amount equal to the cash dividends he would have received if 6,594 common shares had been issued and outstanding and held of record by him from March 5, 2015 through December 31, 2015.

(18)
Reflects the spread, if any, of (a) the aggregate market value of the shares of common stock purchasable upon exercise of the option rights which would have vested early due to Mr. Harvey's termination, determined based on a per share price of $83.66, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2015, over (b) the aggregate exercise price required to purchase such shares upon exercise of such option rights. All option rights that were held by Mr. Harvey on December 31, 2015 had previously vested. Accordingly, no spread is reflected in this table.

(19)
Under our Restoration Plan, Mr. Harvey is entitled to a distribution of his account balance six months following his termination, except that he will forfeit the entire amount of matching and fixed rate contributions made by us to his account if he is terminated for cause. In addition, under our Savings Plan, upon termination of employment, Mr. Harvey is eligible to receive a distribution of his vested balance under the plan; however, such balance is not reflected in this table.

Daniel J. Rinkenberger

	Circumstances of Termination
Payments and Benefits	Voluntary Termination by Named Executive Officer Prior to Age 65	Termination by us for Cause	Termination by us without Cause or by the Named Executive Officer with Good Reason (1)		Termination by us without Cause or by the Named Executive Officer with Good Reason Following a Change in Control (2)		Retirement At or After Age 65 (3)		Disability		Death
Payment of earned but unpaid:
Base salary (4)	—	—	—		—		—		—		—
Short-term incentive (5)	—	—	$350,995		$350,995		$350,995		$350,995		$350,995
Vacation (6)	$42,029	$42,029	$42,029		$42,029		$42,029		$42,029		$42,029
Other Benefits:
Lump sum payment	—	—	$168,115		$1,453,400		—		—		—
Healthcare benefits (7)	—	—	$11,595		$52,756		—		—		—
Disability benefits	—	—	—	(8)	—	(8)	—		—	(9)	—
Life insurance	—	—	$64	(10)	$411	(10)	—		—		$50,000	(11)
Perquisites and other personal benefits	—	—	—		$20,576	(12)	—		—		—
Tax gross-up (13)	—	—	—		1,729,868		—		—		—
Acceleration of Equity Awards:
Market value of stock vesting on
termination	—	—	$2,619,595	(14)	$3,625,474	(15)	$1,082,353	(16)	$2,619,595	(17)	$2,619,595	(17)
Spread for options vesting on
termination (18)	—	—	—		—		—		—		—
Distribution of Restoration Plan Balance:
Amount of Distribution (19)	$398,667	—	$398,667		$398,667		$398,667		$398,667		$398,667
Total	$440,696	$42,029	$3,591,060		$7,674,176		$1,874,044		$3,411,286		$3,461,286
____________

(1)
Under our Salaried Severance Plan, if Mr. Rinkenberger's employment is terminated by us without cause, Mr. Rinkenberger is entitled to (a) a lump-sum payment equal to his weekly base salary multiplied by 20 weeks, which we refer to as the continuation period, determined based on his number of years of full employment as of December 31, 2015, and (b) continuation of his medical and dental, disability and life insurance benefits following the termination of employment for a period not to exceed the shorter of his continuation period and the period commencing on the termination of employment and ending on the date he is no longer eligible for coverage under COBRA.

(2)
Under Mr. Rinkenberger's Change in Control Agreement, if Mr. Rinkenberger's employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period beginning 90 days prior to a change in control and ending two years following a change in control, Mr. Rinkenberger is entitled to (a) a lump-sum payment equal to two times the sum of his base salary and most recent short-term incentive target, (b) continuation of his medical and dental, disability, and life insurance benefits for two years commencing on the date of such termination, and (c) continuation of his perquisites for two years commencing on the date of such termination.

(3)	Notwithstanding the fact that Mr. Rinkenberger had not reached age 65 as of December 31, 2015, this column is provided for illustrative purposes.

(4)	Assumes that there is no earned but unpaid base salary at the time of termination.

(5)
Under our 2015 STI Plan, Mr. Rinkenberger's target award for 2015 was $289,600, but his award could have ranged from a threshold of $144,800 to a maximum of $868,800, or could have been zero if the threshold performance was not achieved. Mr. Rinkenberger's award under our 2015 STI Plan was determined in March 2016 to be $350,995. If Mr. Rinkenberger's employment had terminated on December 31, 2015, Mr. Rinkenberger would have been entitled to full payment of his award under the 2015 STI Plan unless his employment had been terminated by us for cause or voluntarily terminated by him. Under the 2015 STI Plan, Mr. Rinkenberger would have been entitled to a prorated award under the 2015 STI Plan if his employment had been terminated during 2015 but prior to December 31, 2015 and his employment had been terminated as a result of death, disability or retirement at or after age 65. Under Mr. Rinkenberger's Change in Control Agreement, if his employment had been terminated by us without cause or by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control and such termination had occurred during 2015 other than on December 31, 2015, Mr. Rinkenberger's target award for 2015 under our 2015 STI Plan would have been prorated for the actual number of days of Mr. Rinkenberger's employment in 2015 and Mr. Rinkenberger would have been entitled to payment of such amount.

(6)	Assumes that Mr. Rinkenberger used all of his 2015 vacation and that he had five weeks of accrued vacation for 2016.

(7)
This table reflects the present value of Mr. Rinkenberger's medical and dental benefits at December 31, 2015 determined (a) assuming family coverage in a consumer-driven health plan and a premium dental plan throughout Mr. Rinkenberger's applicable benefit continuation period and (b) based on current COBRA coverage rates for 2016 and assuming a 10% increase in the cost of medical and dental coverage for 2017 as compared to 2016.

(8)
This table reflects the present value of Mr. Rinkenberger's disability benefits at December 31, 2015 determined (a) assuming coverage throughout the applicable benefit continuation period, (b) based on our current costs of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (c) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2015 Mortality Table for Disabled Retirees, adjusted to 2006, and projected therefrom with MP-2015 Generational Mortality Improvement Projection, and (e) applying a discount rate of 3.90% per annum.

(9)
Reflects the actuarial present value of Mr. Rinkenberger's disability benefits at December 31, 2015 determined (a) assuming full disability at December 31, 2015, (b) assuming mortality according to the RP-2015 Mortality Table for Disabled Retirees, adjusted to 2006, and projected therefrom with MP-2015 Generational Mortality Improvement Projection, and (c) applying a discount rate of 3.90% per annum. Such disability benefits would be paid by a third-party insurer and not by us.

(10)
This table reflects the present value of Mr. Rinkenberger's life insurance benefits at December 31, 2015 determined (a) assuming coverage throughout the applicable benefit continuation period at his current election of the maximum available coverage, (b) based on our current costs of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (c) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2015 White Collar Healthy Annuitant Mortality Table with MP-2015 Generational Mortality Improvement Projection, and (e) applying a discount rate of 3.90% per annum.

(11)
Reflects the life insurance benefit payable assuming Mr. Rinkenberger's death had occurred on December 31, 2015 other than while traveling on company-related business. Such life insurance benefit would have been paid by a third-party insurer and not by us. We maintain a travel and accidental death policy for certain employees, including Mr. Rinkenberger, that would provide an additional $1,000,000 death benefit payable to Mr. Rinkenberger's estate if his death occurs during company-related travel. Such death benefit would be paid by a third-party insurer and not by us.

(12)
This table reflects the estimated cost to us of continuing Mr. Rinkenberger's perquisites for the required two-year period. Such amount has been estimated by multiplying the cost of Mr. Rinkenberger's vehicle allowance for 2015 by two.

(13)
Under Mr. Rinkenberger's Change in Control Agreement, in general, if any payments to Mr. Rinkenberger would be subject to federal excise tax or any similar state or local tax by reason of being considered contingent on a change in control, we must pay to Mr. Rinkenberger an additional amount such that, after satisfaction of all tax obligations imposed on such payments, Mr. Rinkenberger retains an amount equal to the federal excise tax or similar state or local tax imposed on such payments. However, if no such federal excise tax or similar state or local tax would apply if the aggregate payments were reduced by 5%, then the aggregate payments to Mr. Rinkenberger will be reduced by the amount necessary to avoid application of such federal excise tax or similar state or local tax. This table reflects an estimate of any such additional amount that we would have been obligated to pay Mr. Rinkenberger, or any such reduction to the aggregate payments to Mr. Rinkenberger that would have occurred, if his employment had been terminated on December 31, 2015 by us without cause or by him for good reason following a change in control on such date.

(14)
If, on December 31, 2015, Mr. Rinkenberger's employment had been terminated by us without cause or his employment had been voluntarily terminated by him for good reason, then (a) the restrictions on all shares of restricted stock held by Mr. Rinkenberger would have lapsed, (b) the performance shares granted to him effective March 5, 2013 would have remained outstanding, with the number of shares of common stock, if any, to be received by Mr. Rinkenberger in respect of such performance shares to be determined based on the performance level achieved during the applicable three-year performance period, and (c) the performance shares granted to him effective March 5, 2014 and March 5, 2015 would have remained outstanding, with the number of shares of common stock, if any, to be received by Mr. Rinkenberger in respect to such performance shares to be determined based on the performance level achieved during the applicable three-year performance period; in such circumstances, this table reflects the aggregate market value, determined based on a per share price of $83.66, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2015, of a number of shares equal to (i) 15,191, the number of shares of restricted stock that were held by Mr. Rinkenberger on December 31, 2015,(ii) 4,099, the actual number of shares of common stock received by Mr. Rinkenberger in respect of the performance shares granted to him effective March 5, 2013 based on the performance level achieved during the applicable three-year performance period as determined by our compensation committee in early 2016, and (iii) 5,985 and 5,754, the target number of shares of common stock that could be received by Mr. Rinkenberger in respect of the performance shares granted to him effective March 5, 2014 and March 5, 2015, respectively. Pursuant to the terms of the performance shares granted to Mr. Rinkenberger effective March 5, 2014 and March 5, 2015, if the company declares cash dividends on our common stock and the record and payment dates for such dividends occur on or after the date of grant but before common shares are issued or delivered in respect of such performance shares, then, upon the issuance or delivery of such common shares in respect of such performance shares, Mr. Rinkenberger will be entitled to also receive a payment equal to the cash dividends that he would have received if the number of common shares so issued or delivered to him had been issued and outstanding and held of record by him from the date of grant through such issuance or delivery; this table reflects (a) in respect of the performance shares granted to Mr. Rinkenberger effective March 5, 2014, an amount equal to the cash dividends he would have received if 5,985 common shares had been issued and outstanding and held of record by him from March 5, 2014 through the issuance and delivery of common shares in respect of such performance shares and (b) in respect of the performance shares granted to Mr. Rinkenberger effective March 5, 2015, an amount equal to the cash dividends he would have received if 5,754 common shares had been issued and outstanding and held of record by him from March 5, 2015 through the issuance and delivery of common shares in respect of such performance shares, assuming in each case that the company does not declare any further cash dividends after December 31, 2015.

(15)
If, on December 31, 2015, there had been a change in control and Mr. Rinkenberger's employment had been terminated by us without cause or his employment had been voluntarily terminated by him for good reason, then (a) the restrictions on all shares of restricted stock that were held by Mr. Rinkenberger would have lapsed, (b) the performance shares granted to him effective March 5, 2013 would have remained outstanding, with the number of shares of common stock, if any, to be received by Mr. Rinkenberger in respect of such performance shares to be determined based on the performance level achieved during the applicable three-year performance period, and (c) the performance shares granted to Mr. Rinkenberger effective March 5, 2014 and March 5, 2015 would have immediately vested, with the number of shares of common stock, if any, to be received by Mr. Rinkenberger in respect of such performance shares to be determined based on the performance level achieved during the applicable performance period through the date of such change in control; in such instances, this table reflects the aggregate market value, determined based on a per share price of $83.66, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2015, of a number of shares equal to the sum of (i) 15,191, the number of shares of restricted stock that were held by Mr. Rinkenberger on December 31, 2015, (ii) 4,099, the actual number of shares of common stock received by Mr. Rinkenberger in respect of the performance shares granted to him effective March 5, 2013 based on the performance level achieved during the applicable three-year performance period as determined by our compensation committee in early 2016, and (iii) 11,970 and 11,509, the number of shares of common stock that would have been received by Mr. Rinkenberger in respect of the performance shares granted to him effective March 5, 2014 and March 5, 2015, respectively, based on the performance level achieved during the performance period through the date of the change in control. Pursuant to the terms of the performance shares granted to Mr. Rinkenberger effective March 5, 2014 and March 5, 2015, if the company declares cash dividends on our common stock and the record and payment dates for such dividends occur on or after the date of grant but before common shares are issued or delivered in respect of such performance shares, then, upon the issuance or delivery of such common shares in respect of such performance shares, Mr. Rinkenberger will be entitled to also receive a payment equal to the cash dividends that he would have received if the number of common shares so issued or delivered to him had been issued and outstanding and held of record by him from the date of grant through such issuance or delivery; this table reflects (a) in respect of the performance shares granted to Mr. Rinkenberger effective March 5, 2014, an amount equal to the cash dividends he would have received if 11,970 common shares had been issued and outstanding and held of record by him from March 5, 2014 through December 31, 2015 and (b) in respect of the performance shares granted to Mr. Rinkenberger effective March 5, 2015, an amount equal to the cash dividends he would have received if 11,509 common shares had been issued and outstanding and held of record by him from March 5, 2015 through December 31, 2015.

(16)
If Mr. Rinkenberger had qualified for retirement on December 31, 2015 and he had retired on such date, then the shares of restricted stock and performance shares that were held by Mr. Rinkenberger would have remained outstanding, with the restrictions on such shares of restricted stock to lapse in each case on the third anniversary of the date of grant and with the number of shares of common stock, if any, to be received by Mr. Rinkenberger in respect of such performance shares to be determined based on the performance level achieved during the applicable three-year performance periods, except that the shares of restricted stock granted to Mr. Rinkenberger effective March 5, 2015 and shares of common stock to be received in respect of performance shares granted to Mr. Rinkenberger effective March 5, 2015 would be prorated based on actual days of Mr. Rinkenberger's employment during the applicable restriction or performance period; in such circumstances, the table reflects the aggregate market value, determined based on a per share price of $83.66, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2015, of a number of shares equal to the sum of (i) 10,374, the number of shares of restricted stock granted to Mr. Rinkenberger effective March 5, 2013 and March 5, 2014, (ii) 1,322, the number of shares of restricted stock granted to Mr. Rinkenberger effective March 5, 2015, prorated based on actual days of Mr. Rinkenberger's employment during the applicable restriction period, (iii) 4,099, the actual number of shares of common stock received by Mr. Rinkenberger in respect of the performance shares granted to him effective March 5, 2013 based on the performance level achieved during the applicable three-year performance period as determined by our compensation committee in early 2016, (iv) 5,985, the target number of shares of common stock that could be received by Mr. Rinkenberger in respect of the performance shares granted to him effective March 5, 2014, and (v) 1,916, the target number of shares of common stock that could be received by Mr. Rinkenberger in respect of the performance shares granted to him effective March 5, 2015, prorated based on actual days of Mr. Rinkenberger's employment during the applicable performance period. Pursuant to the terms of the performance shares granted to Mr. Rinkenberger effective March 5, 2014 and March 5, 2015, if the company declares cash dividends on our common stock and the record and payment dates for such dividends occur on or after the date of grant but before common shares are issued or delivered in respect of such performance shares, then, upon the issuance or delivery of such common shares in respect of such performance shares, Mr. Rinkenberger will be entitled to also receive a payment equal to the cash dividends that he would have received if the number of common shares so issued or delivered to him had been issued and outstanding and held of record by him from the date of grant through such issuance or delivery; this table reflects (a) in respect of the performance shares granted to Mr. Rinkenberger effective March 5, 2014, an amount equal to the cash dividends he would have received if 5,985 common shares had been issued and outstanding and held of record by him from March 5, 2014 through the issuance and delivery of common shares in respect of such performance shares and (b) in respect of the performance shares granted to Mr. Rinkenberger effective March 5, 2015, an amount equal to the cash dividends he would have received if 1,916 common shares had been issued and outstanding and held of record by him from March 5, 2015 through the issuance and delivery of common shares in respect of such performance shares, assuming in each case that company does not declare any further cash dividends after December 31, 2015.

(17)
If, on December 31, 2015, Mr. Rinkenberger's employment had been terminated as a result of his death or disability, then (a) the restrictions on all shares of restricted stock that were held by Mr. Rinkenberger would have lapsed, (b) the performance shares granted to him effective March 5, 2013 would have remained outstanding, with the number of shares of common stock, if any, to be received by Mr. Rinkenberger in respect of such performance shares to be determined based on the performance level achieved during the applicable three-year performance period, and (c) the target number of performance shares granted to him effective March 5, 2014 and March 5, 2015 would have vested; in such circumstances, this table reflects the aggregate market value, determined based on a per share price of $83.66, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2015, of a number of shares equal to (i) 15,191, the number of shares of restricted stock that were held by Mr. Rinkenberger on December 31, 2015,(ii) 4,099, the actual number of shares of common stock received by Mr. Rinkenberger in respect of the performance shares granted to him effective March 5, 2013 based on the performance level achieved during the applicable three-year performance period as determined by our compensation committee in early 2016, and (iii) 5,985 and 5,754, the target number of shares of common stock that would be received by Mr. Rinkenberger in respect of the performance shares granted to him effective March 5, 2014 and March 5, 2015, respectively. Pursuant to the terms of the performance shares granted to Mr. Rinkenberger effective March 5, 2014 and March 5, 2015, if the company declares cash dividends on our common stock and the record and payment dates for such dividends occur on or after the date of grant but before common shares are issued or delivered in respect of such performance shares, then, upon the issuance or delivery of such common shares in respect of such performance shares, Mr. Rinkenberger will be entitled to also receive a payment equal to the cash dividends that he would have received if the number of common shares so issued or delivered to him had been issued and outstanding and held of record by him from the date of grant through such issuance or delivery; this table reflects (a) in respect of the performance shares granted to Mr. Rinkenberger effective March 5, 2014, an amount equal to the cash dividends he would have received if 5,985 common shares had been issued and outstanding and held of record by him from March 5, 2014 through December 31, 2015 and (b) in respect of the performance shares granted to Mr. Rinkenberger effective March 5, 2015, an amount equal to the cash dividends he would have received if 5,754 common shares had been issued and outstanding and held of record by him from March 5, 2015 through December 31, 2015.

(18)
Reflects the spread, if any, of (a) the aggregate market value of the shares of common stock purchasable upon exercise of the option rights which would have vested early due to Mr. Rinkenberger's termination, determined based on a per share price of $83.66, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2015, over (b) the aggregate exercise price required to purchase such shares upon exercise of such option rights. All option rights that were held by Mr. Rinkenberger on December 31, 2015 had previously vested. Accordingly, no spread is reflected in this table.

(19)
Under our Restoration Plan, Mr. Rinkenberger is entitled to a distribution of his account balance six months following his termination, except that he will forfeit the entire amount of matching and fixed rate contributions made by us to his account if he is terminated for cause. In addition, under our Savings Plan, upon termination of employment, Mr.

Rinkenberger is eligible to receive a distribution of his vested balance under the plan; however, such balance is not reflected in this table.

JOHN M. DONNAN

	Circumstances of Termination
Payments and Benefits	Voluntary Termination by Named Executive Officer Prior to Age 65	Termination by us for Cause	Termination by us without Cause or by the Named Executive Officer with Good Reason (1)		Termination by us without Cause or by the Named Executive Officer with Good Reason Following a Change in Control (2)		Retirement At or After Age 65 (3)		Disability		Death
Payment of earned but unpaid:
Base salary (4)	—	—	—		—		—		—		—
Short-term incentive (5)	—	—	$331,118		$331,118		$331,118		$331,118		$331,118
Vacation (6)	$39,404	$39,404	$39,404		$39,404		$39,404		$39,404		$39,404
Other Benefits:
Lump sum payment	—	—	$157,615		$1,366,000		—		—		—
Healthcare benefits (7)	—	—	$9,662		$52,756		—		—		—
Disability benefits	—	—	$4,908	(8)	$31,025	(8)	—		$1,289,265	(9)	—
Life insurance	—	—	$890	(10)	$5,781	(10)	—		—		$800,000	(11)
Perquisites and other personal benefits	—	—	—		$38,664	(12)	—		—		—
Tax gross-up (13)	—	—	—		$(165,760)		—		—		—
Acceleration of Equity Awards:
Market value of stock vesting on
termination	—	—	$2,278,017	(14)	$3,152,805	(15)	$941,138	(16)	$2,278,017	(17)	$2,278,017	(17)
Spread for options vesting on
termination (18)	—	—	—		—		—		—		—
Distribution of Restoration Plan Balance:
Amount of Distribution (19)	$493,556	—	$493,556		$493,556		$493,556		$493,556		$493,556
Total	$532,960	$39,404	$3,315,170		$5,345,349		$1,805,216		$4,431,360		$3,942,095
____________

(1)
Under our Salaried Severance Plan, if Mr. Donnan's employment is terminated by us without cause, Mr. Donnan is entitled to (a) a lump-sum payment equal to his weekly base salary multiplied by 20 weeks (the maximum under the Salaried Severance Plan), which we refer to as the continuation period, determined based on his number of years of full employment as of December 31, 2015, and (b) continuation of his medical and dental, disability and life insurance benefits following the termination of employment for a period not to exceed the shorter of his continuation period and the period commencing on the termination of employment and ending on the date he is no longer eligible for coverage under COBRA.

(2)
Under Mr. Donnan's Change in Control Agreement, if Mr. Donnan's employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period beginning 90 days prior to a change in control and ending two years following a change in control, Mr. Donnan is entitled to (a) a lump-sum payment equal to two times the sum of his base salary and most recent short-term incentive target, (b) continuation of his medical and dental, disability, and life insurance benefits for two years commencing on the date of such termination, and (c) continuation of his perquisites for two years commencing on the date of such termination.

(3)	Notwithstanding the fact that Mr. Donnan had not reached age 65 as of December 31, 2015, this column is provided for illustrative purposes.

(4)	Assumes that there is no earned but unpaid base salary at the time of termination.

(5)
Under our 2015 STI Plan, Mr. Donnan's target award for 2015 was $273,200, but his award could have ranged from a threshold of $136,600 to a maximum of $819,600, or could have been zero if the threshold performance was not achieved. Mr. Donnan's award under our 2015 STI Plan was determined in March 2016 to be $331,118. If Mr. Donnan's employment had terminated on December 31, 2015, Mr. Donnan would have been entitled to full payment of his award under the 2015 STI Plan unless his employment had been terminated by us for cause or voluntarily terminated by him. Under the 2015 STI Plan, Mr. Donnan would have been entitled to a prorated award under the 2015 STI Plan if his employment had been terminated during 2015 but prior to December 31, 2015 and his employment had been terminated as a result of death, disability or retirement at or after age 65. Under Mr. Donnan's Change in Control Agreement, if his employment had been terminated by us without cause or by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control and such termination had occurred during 2015 other than on December 31, 2015, Mr. Donnan's target award for 2015 under our 2015 STI Plan would have been prorated for the actual number of days of Mr. Donnan's employment in 2015 and Mr. Donnan would have been entitled to payment of such amount.

(6)	Assumes that Mr. Donnan used all of his 2015 vacation and that he had five weeks of accrued vacation for 2016.

(7)
This table reflects the present value of Mr. Donnan's medical and dental benefits at December 31, 2015 determined (a) assuming family coverage in a consumer-driven health plan and a premium dental plan throughout Mr. Donnan's applicable benefit continuation period and (b) based on current COBRA coverage rates for 2016 and assuming a 10% increase in the cost of medical and dental coverage for 2017 as compared to 2016.

(8)
This table reflects the present value of Mr. Donnan's disability benefits at December 31, 2015 determined (a) assuming coverage throughout the applicable benefit continuation period, (b) based on our current costs of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (c) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2014 Mortality Table for Disabled Retirees, adjusted to 2006, and projected therefrom with MP-2015 Generational Mortality Improvement Projection, and (e) applying a discount rate of 3.90% per annum.

(9)
Reflects the actuarial present value of Mr. Donnan's disability benefits at December 31, 2015 determined (a) assuming full disability at December 31, 2015, (b) assuming mortality according to the RP-2014 Mortality Table for Disabled Retirees, adjusted to 2006, and projected therefrom with MP-2015 Generational Mortality Improvement Projection, and (e) applying a discount rate of 3.90% per annum. Such disability benefits would be paid by a third-party insurer and not by us.

(10)
This table reflects the present value of Mr. Donnan's life insurance benefits at December 31, 2015 determined (a) assuming coverage throughout the applicable benefit continuation period at his current election of coverage, (b) based on our current costs of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (c) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2015 White Collar Healthy Annuitant Mortality Table with MP-2015 Generational Mortality Improvement Projection, and (e) applying a discount rate of 3.90% per annum.

(11)
Reflects the life insurance benefit payable assuming Mr. Donnan's death had occurred on December 31, 2015 other than while traveling on company-related business. Such life insurance benefit would have been paid by a third-party insurer and not by us. We maintain a travel and accidental death policy for certain employees, including Mr. Donnan, that would provide an additional $1,000,000 death benefit payable to Mr. Donnan's estate if his death occurs during company-related travel. Such death benefit would be paid by a third-party insurer and not by us.

(12)
This table reflects the estimated cost to us of continuing Mr. Donnan's perquisites for the required two-year period. Such amount has been estimated by multiplying the cost of Mr. Donnan's vehicle allowance and club membership dues for 2015 by two.

(13)
Under Mr. Donnan's Change in Control Agreement, in general, if any payments to Mr. Donnan would be subject to federal excise tax or any similar state or local tax by reason of being considered contingent on a change in control, we must pay to Mr. Donnan an additional amount such that, after satisfaction of all tax obligations imposed on such payments, Mr. Donnan retains an amount equal to the federal excise tax or similar state or local tax imposed on such payments. However, if no such federal excise tax or similar state or local tax would apply if the aggregate payments were reduced by 5%, then the aggregate payments to Mr. Donnan will be reduced by the amount necessary to avoid application of such federal excise tax or similar state or local tax. This table reflects an estimate of any such additional amount that we would have been obligated to pay Mr. Donnan, or any such reduction to the aggregate payments to Mr. Donnan that would have occurred, if his employment had been terminated on December 31, 2015 by us without cause or by him for good reason following a change in control on such date.

(14)
If, on December 31, 2015, Mr. Donnan's employment had been terminated by us without cause or his employment had been voluntarily terminated by him for good reason, then (a) the restrictions on all shares of restricted stock that were held by Mr. Donnan would have lapsed, (b) the performance shares granted to him effective March 5, 2013 would have remained outstanding, with the number of shares of common stock, if any, to be received by Mr. Donnan in respect of such performance shares to be determined based on the performance level achieved during the applicable three-year performance period, and (c) the performance shares granted to him effective March 5, 2014 and March 5, 2015 would have remained outstanding, with the number of shares of common stock, if any, to be received by Mr. Donnan in respect to such performance shares to be determined based on the performance level achieved during the three-year performance period; in such circumstances, this table reflects the aggregate market value, determined based on a per share price of $83.66, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on

December 31, 2015, of a number of shares equal to (i) 13,210, the number of shares of restricted stock that were held by Mr. Donnan on December 31, 2015, (ii) 3,564, the actual number of shares of common stock received by Mr. Donnan in respect of the performance shares granted to him effective March 5, 2013 based on the performance level achieved during the applicable three-year performance period as determined by our compensation committee in early 2016, and (iii) 5,205 and 5,004, the target number of shares of common stock that could be received by Mr. Donnan in respect of the performance shares granted to him effective March 5, 2014 and March 5, 2015, respectively. Pursuant to the terms of the performance shares granted to Mr. Donnan effective March 5, 2014 and March 5, 2015, if the company declares cash dividends on our common stock and the record and payment dates for such dividends occur on or after the date of grant but before common shares are issued or delivered in respect of such performance shares, then, upon the issuance or delivery of such common shares in respect of such performance shares, Mr. Donnan will be entitled to also receive a payment equal to the cash dividends that he would have received if the number of common shares so issued or delivered to him had been issued and outstanding and held of record by him from the date of grant through such issuance or delivery; this table reflects (a) in respect of the performance shares granted to Mr. Donnan effective March 5, 2014, an amount equal to the cash dividends he would have received if 5,205 common shares had been issued and outstanding and held of record by him from March 5, 2014 through the issuance and delivery of common shares in respect of such performance shares and (b) in respect of the performance shares granted to Mr. Donnan effective March 5, 2015, an amount equal to the cash dividends he would have received if 5,004 common shares had been issued and outstanding and held of record by him from March 5, 2015 through the issuance and delivery of common shares in respect of such performance shares, assuming in each case that the company does not declare any further cash dividends after December 31, 2015.

(15)
If, on December 31, 2015, there had been a change in control and Mr. Donnan's employment had been terminated by us without cause or his employment had been voluntarily terminated by him for good reason, then (a) the restrictions on all shares of restricted stock that were held by Mr. Donnan would have lapsed, (b) the performance shares granted to him effective March 5, 2013 would have remained outstanding, with the number of shares of common stock, if any, to be received by Mr. Donnan in respect of such performance shares to be determined based on the performance level achieved during the applicable three-year performance period, and (c) the performance shares granted to Mr. Donnan effective March 5, 2014 and March 5, 2015 would have immediately vested, with the number of common stock, if any, to be received by Mr. Donnan in respect of such performance shares to be determined based on the performance level achieved during the applicable performance period through the date of such change in control; in such instances, this table reflects the aggregate market value, determined based on a per share price of $83.66, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2015, of a number of shares equal to the sum of (i) 13,210, the number of shares of restricted stock held by Mr. Donnan on December 31, 2015,(ii) 3,564, the actual number of shares of common stock received by Mr. Donnan in respect of the performance shares granted to him effective March 5, 2013 based on the performance level achieved during the applicable three-year performance period as determined by our compensation committee in early 2016, and (iii) 10,410 and 10,009, the number of shares of common stock that would have been received by Mr. Donnan in respect of the performance shares granted to him effective March 4, 2014 and March 5, 2015, respectively, based on the performance level achieved during the applicable performance period through the date of the change in control. Pursuant to the terms of the performance shares granted to Mr. Donnan effective March 5, 2014 and March 5, 2015, if the company declares cash dividends on our common stock and the record and payment dates for such dividends occur on or after the date of grant but before common shares are issued or delivered in respect of such performance shares, then, upon the issuance or delivery of such common shares in respect of such performance shares, Mr. Donnan will be entitled to also receive a payment equal to the cash dividends that he would have received if the number of common shares so issued or delivered to him had been issued and outstanding and held of record by him from the date of grant through such issuance or delivery; this table reflects (a) in respect of the performance shares granted to Mr. Donnan effective March 5, 2014, an amount equal to the cash dividends he would have received if 10,410 common shares had been issued and outstanding and held of record by him from March 5, 2014 through December 31, 2015 and (b) in respect of the performance shares granted to Mr. Donnan effective March 5, 2015, an amount equal to the cash dividends he would have received if 10,009 common shares had been issued and outstanding and held of record by him from March 5, 2015 through December 31, 2015.

(16)
If Mr. Donnan had qualified for retirement on December 31, 2015 and he had retired on such date, then the shares of restricted stock and performance shares that were held by Mr. Donnan would have remained outstanding, with the restrictions on such shares of restricted stock to lapse in each case on the third anniversary of the date of grant and with the number of shares of common stock, if any, to be received by Mr. Donnan in respect of such performance shares to be determined based on the performance level achieved during the applicable three-year performance periods, except that the shares of restricted stock granted to Mr. Donnan effective March 5, 2015 and shares of common stock to be received in respect of performance shares granted to Mr. Donnan effective March 5, 2015 would be prorated based on actual days of Mr. Donnan's employment during the applicable restriction or performance period; in such circumstances, the table reflects the aggregate market value, determined based on a per share price of $83.66, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2015, of a number of shares equal to the sum of (i) 9,021, the total number of shares of restricted stock granted to Mr. Donnan effective March 5, 2013 and March 5, 2014, (ii) 1,150, the number of shares of restricted stock granted to Mr. Donnan effective March 5, 2015, prorated based on actual days of Mr. Donnan's employment during the applicable restriction period, (iii) 3,564, the actual number of shares of common stock received by Mr. Donnan in respect of the performance shares granted to him effective March 5, 2013 based on the performance level achieved during the applicable three-year performance period as determined by our compensation committee in early 2016, (iv) 5,205, the target number of shares of common stock that could be received by Mr. Donnan in respect of the performance shares granted to him effective March 5, 2014, and (v) 1,666, the target number of shares of common stock that could be received by Mr. Donnan in respect of the performance shares granted to him effective March 5, 2015, prorated based on actual days of Mr. Donnan's employment during the applicable performance period. Pursuant to the terms of the performance shares granted to Mr. Donnan effective March 5, 2014 and March 5, 2015, if the company declares cash dividends on our common stock and the record and payment dates for such dividends occur on or after the date of grant but before common shares are issued or delivered in respect of such performance shares, then, upon the issuance or delivery of such common shares in respect of such performance shares, Mr. Donnan will be entitled to also receive a payment equal to the cash dividends that he would have received if the number of common shares so issued or delivered to him had been issued and outstanding and held of record by him from the date of grant through such issuance or delivery; this table reflects (a) in respect of the performance shares granted to Mr. Donnan effective March 5, 2014, an amount equal to the cash dividends he would have received if 5,205 common shares had been issued and outstanding and held of record by him from March 5, 2014 through the issuance and delivery of common shares in respect of such performance shares and (b) in respect of the performance shares granted to Mr. Donnan effective March 5, 2015, an amount equal to the cash dividends he would have received if 1,666 common shares had been issued and outstanding and held of record by him from March 5, 2015 through the issuance and delivery of common shares in respect of such performance shares, assuming in each case that company does not declare any further cash dividends after December 31, 2015.

(17)
If, on December 31, 2015, Mr. Donnan's employment had been terminated as a result of his death or disability, then (a) the restrictions on all shares of restricted stock that were held by Mr. Donnan would have lapsed, (b) the performance shares granted to him effective March 5, 2013 would have remained outstanding, with the number of shares of common stock, if any, to be received by Mr. Donnan in respect of such performance shares to be determined based on the performance level achieved during the applicable three-year performance period, and (c) the target number of performance shares granted to him effective March 5, 2014 and March 5, 2015 would have vested; in such circumstances, this table reflects the aggregate market value, determined based on a per share price of $83.66, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2015, of a number of shares equal to (i) 13,210, the number of shares of restricted stock that were held by Mr. Donnan on December 31, 2015, (ii) 3,564, the actual number of shares of common stock received by Mr. Donnan in respect of the performance shares granted to him effective March 5, 2013 based on the performance level achieved during the applicable three-year performance period as determined by our compensation committee in early 2016, and (iii) 5,205 and 5,004, the target number of shares of common stock that would have been received by Mr. Donnan in respect of the performance shares granted to him effective March 5, 2014 and March 5, 2015, respectively. Pursuant to the terms of the performance shares granted to Mr. Donnan effective March 5, 2014 and March 5, 2015, if the company declares cash dividends on our common stock and the record and payment dates for such dividends occur on or after the date of grant but before common shares are issued or delivered in respect of such performance shares, then, upon the issuance or delivery of such common shares in respect of such performance shares, Mr. Donnan will be entitled to also receive a payment equal to the cash dividends that he would have received if the number of common shares so issued or delivered to him had been issued and outstanding and held of record by him from the date of grant through such issuance or delivery; this table reflects (a) in respect of the performance shares granted to Mr. Donnan effective March 5, 2014, an amount equal to the cash dividends he would have received if 5,205 common shares had been issued and outstanding and held of record by him from March 5, 2014 through December 31, 2015 and (b) in respect of the performance shares granted to Mr. Donnan effective March 5, 2015, an amount equal to the cash dividends he would have received if 5,004 common shares had been issued and outstanding and held of record by him from March 5, 2015 through December 31, 2015.

(18)
Reflects the spread, if any, of (a) the aggregate market value of the shares of common stock purchasable upon exercise of the option rights which would have vested early due to Mr. Donnan's termination, determined based on a per share price of $83.66, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2015, over (b) the aggregate exercise price required to purchase such shares upon exercise of such option rights. All option rights that were held by Mr. Donnan on December 31, 2015 had previously vested. Accordingly, no spread is reflected in this table.

(19)
Under our Restoration Plan, Mr. Donnan is entitled to a distribution of his account balance six months following his termination, except that he will forfeit the entire amount of matching and fixed rate contributions made by us to his account if he is terminated for cause. In addition, under our Savings Plan, upon termination of employment, Mr. Donnan is eligible to receive a distribution of his vested balance under the plan; however, such balance is not reflected in this table.

JOHN BARNESON

	Circumstances of Termination
Payments and Benefits	Voluntary Termination by Named Executive Officer Prior to Age 65	Termination by us for Cause	Termination by us without Cause or by the Named Executive Officer with Good Reason (1)		Termination by us without Cause or by the Named Executive Officer with Good Reason Following a Change in Control (2)		Retirement At or After Age 65 (3)		Disability		Death
Payment of earned but unpaid:
Base salary (4)	—	—	—		—		—		—		—
Short-term incentive (5)	—	—	$198,647		$198,647		$198,647		$198,647		$198,647
Vacation (6)	$34,673	$34,673	$34,673		$34,673		$34,673		$34,673		$34,673
Other Benefits:
Lump sum payment	—	—	$180,300		$1,573,500		—		—		—
Healthcare benefits	—	—	$12,561	(7)	$83,153	(7)	—		—		—
Disability benefits	—	—	—	(8)	—	(8)	—		—	(9)	—
Life insurance	—	—	$162	(10)	$998	(10)	—		—		$50,000	(11)
Perquisites and other personal benefits	—	—	—		$31,377	(12)	—		—		—
Tax gross-up (13)	—	—	—		$1,559,367		—		—		—
Acceleration of Equity Awards:
Market value of stock vesting on
termination	—	—	$1,867,801	(14)	$2,585,026	(15)	$771,628	(16)	$1,867,801	(17)	$1,867,801	(17)
Spread for options vesting on
termination (18)	—	—	—		—		—		—		—
Distribution of Restoration Plan Balance:
Amount of Distribution (19)	$2,174,191	—	$2,174,191		$2,174,191		$2,174,191		$2,174,191		$2,174,191
Total	$2,208,864	$34,673	$4,468,335		$8,240,932		$3,179,139		$4,275,312		$4,325,312
____________

(1)
Under our Salaried Severance Plan, if Mr. Barneson's employment is terminated by us without cause, Mr. Barneson is entitled to (a) a lump-sum payment equal to his weekly base salary multiplied by 26 weeks (the maximum under the Salaried Severance Plan), which we refer to as the continuation period, determined based on his number of years of full employment as of December 31, 2015, and (b) continuation of his medical and dental, disability and life insurance benefits following the termination of employment for a period not to exceed the shorter of his continuation period and the period commencing on the termination of employment and ending on the date he is no longer eligible for coverage under COBRA.

(2)
Under Mr. Barneson's Change in Control Agreement, if Mr. Barneson's employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period beginning 90 days prior to a change in control and ending two years following a change in control, Mr. Barneson is entitled to (a) a lump-sum payment equal to three times the sum of his base salary and most recent short-term incentive target, (b) continuation of his medical and dental, disability and life insurance benefits for three years commencing on the date of such termination, and (c) continuation of his perquisites for two years commencing on the date of such termination.

(3)	Notwithstanding the fact that Mr. Barneson had not reached age 65 as of December 31, 2015, this column is provided for illustrative purposes.

(4)	Assumes that there is no earned but unpaid base salary at the time of termination.

(5)
Under our 2015 STI Plan, Mr. Barneson's target award for 2015 was $163,900, but his award could have ranged from a threshold of $81,950 to a maximum of $491,700, or could have been zero if the threshold performance was not achieved. Mr. Barneson's award under our 2015 STI Plan was determined in March 2016 to be $198,647. If Mr. Barneson's employment had terminated on December 31, 2015, Mr. Barneson would have been entitled to full payment of his award under the 2015 STI Plan unless his employment had been terminated by us for cause or voluntarily terminated by him. Under the 2015 STI Plan, Mr. Barneson would have been entitled to a prorated award under the 2015 STI Plan if his employment had been terminated during 2015 but prior to December 31, 2015 and his employment had been terminated as a result of death, disability or retirement at or after age 65. Under Mr. Barneson's Change in Control Agreement, if his employment had been terminated by us without cause or by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control and such termination had occurred during 2015 other than on December 31, 2015, Mr. Barneson's target award for 2015 under our 2015 STI Plan would have been prorated for the actual number of days of Mr. Barneson's employment in 2015 and Mr. Barneson would have been entitled to payment of such amount.

(6)	Assumes that Mr. Barneson used all of his 2015 vacation and that he had five weeks of accrued vacation for 2016.

(7)
This table reflects the present value of Mr. Barneson's medical and dental benefits at December 31, 2015 determined (a) assuming family coverage in a consumer-driven health plan and a premium dental plan throughout the applicable benefit continuation period and (b) based on current COBRA coverage rates for 2016 and assuming a 10% increase in the cost of medical and dental coverage for 2017 as compared to 2016.

(8)
This table reflects the present value of Mr. Barneson's disability benefits at December 31, 2015 determined (a) assuming coverage throughout the applicable benefit continuation period, (b) based on our current costs of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (c) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2014 Mortality Table for Disabled Retirees, adjusted to 2006, and projected therefrom with MP-2015 Generational Mortality Improvement Projection, and (e) applying a discount rate of 3.690% per annum.

(9)
Reflects the actuarial present value of Mr. Barneson's disability benefits at December 31, 2015 determined (a) assuming full disability at December 31, 2015, (b) assuming mortality according to the RP-2014 Mortality Table for Disabled Retirees, adjusted to 2006, and projected therefrom with MP-2015 Generational Mortality Improvement Projection, and (c) applying a discount rate of 3.690% per annum. Such disability benefits would be paid by a third-party insurer and not by us.

(10)
This table reflects the present value of Mr. Barneson's life insurance benefits at December 31, 2015 determined (a) assuming coverage throughout the applicable benefit continuation period at his current election of the maximum available coverage, (b) based on our current costs of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (c) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2015 White Collar Healthy Annuitant Mortality Table with MP-2015 Generational Mortality Improvement Projection, and (e) applying a discount rate of 3.90% per annum.

(11)
Reflects the life insurance benefit payable assuming Mr. Barneson's death had occurred on December 31, 2015 other than while traveling on company-related business. Such life insurance benefit would have been paid by a third-party insurer and not by us. We maintain a travel and accidental death policy for certain employees, including Mr. Barneson, that would provide an additional $1,000,000 death benefit payable to Mr. Barneson's estate if his death occurs during company-related travel. Such death benefit would be paid by a third-party insurer and not by us.

(12)
This table reflects the estimated cost to us of continuing Mr. Barneson's perquisites for the required thee-year period. Such amount has been estimated by multiplying the cost of Mr. Barneson's vehicle allowance for 2015 by three.

(13)
Under Mr. Barneson's Change in Control Agreement, in general, if any payments to Mr. Barneson would be subject to federal excise tax or any similar state or local tax by reason of being considered contingent on a change in control, we must pay to Mr. Barneson an additional amount such that, after satisfaction of all tax obligations imposed on such payments, Mr. Barneson retains an amount equal to the federal excise tax or similar state or local tax imposed on such payments. However, if no such federal excise tax or similar state or local tax would apply if the aggregate payments were reduced by 5%, then the aggregate payments to Mr. Barneson will be reduced by the amount necessary to avoid application of such federal excise tax or similar state or local tax. This table reflects an estimate of any such additional amount that we would have been obligated to pay Mr. Barneson, or any such reduction to the aggregate payments to Mr. Barneson that would have occurred, if his employment had been terminated on December 31, 2015 by us without cause or by him for good reason following a change in control on such date.

(14)
If, on December 31, 2015, Mr. Barneson's employment had been terminated by us without cause or his employment had been voluntarily terminated by him for good reason, then (a) the restrictions on all shares of restricted stock that were held by Mr. Barneson would have lapsed, (b) the performance shares granted to him effective March 5, 2013 would have remained outstanding, with the number of shares of common stock, if any, to be received by Mr. Barneson in respect of such performance shares to be determined based on the performance level achieved during the applicable three-year performance period, and (c) the performance shares granted to him effective March 5, 2014 and March 5, 2015 would have remained outstanding, with the number of shares of common stock, if any, to be received by Mr. Barneson in respect to such performance shares to be determined based on the performance level achieved during the three-year performance period; in such circumstances, this table reflects the aggregate market value, determined based on a per share price of $83.66, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2015, of a number of shares equal to (i) 10,831, the number of shares of restricted stock that were held by Mr. Barneson on December 31, 2015, (ii) 2,922, the actual number of shares of common stock received by Mr. Barneson in respect of the performance shares granted to him effective March 5, 2013 based on the performance level achieved during the applicable three-year performance period as determined by our compensation committee in early 2016, and (iii) 4,268 and 4,103, the target number of shares of common stock that could be received by Mr. Barneson in respect of the performance shares granted to him effective March 5, 2014 and March 5, 2015, respectively. Pursuant to the terms of the performance shares granted to Mr. Barneson effective March 5, 2014 and March 5, 2015, if the company declares cash dividends on our common stock and the record and payment dates for such dividends occur on or after the date of grant but before common shares are issued or delivered in respect of such performance shares, then, upon the issuance or delivery of such common shares in respect of such performance shares, Mr. Barneson will be entitled to also receive a payment equal to the cash dividends that he would have received if the number of common shares so issued or delivered to him had been issued and outstanding and held of record by him from the date of grant through such issuance or delivery; this table reflects (a) in respect of the performance shares granted to Mr. Barneson effective March 5, 2014, an amount equal to the cash dividends he would have received if 4,268 common shares had been issued and outstanding and held of record by him from March 5, 2014 through the issuance and delivery of common shares in respect of such performance shares and (b) in respect of the performance shares granted to Mr. Barneson effective March 5, 2015, an amount equal to the cash dividends he would have received if 4,103 common shares had been issued and outstanding and held of record by him from March 5, 2015 through the issuance and delivery of common shares in respect of such performance shares, assuming in each case that the company does not declare any further cash dividends after December 31, 2015.

(15)
If, on December 31, 2015, there had been a change in control and Mr. Barneson's employment had been terminated by us without cause or his employment had been voluntarily terminated by him for good reason, then (a) the restrictions on all shares of restricted stock that were held by Mr. Barneson would have lapsed, (b) the performance shares granted to him effective March 5, 2013 would have remained outstanding, with the number of shares of common stock, if any, to be received by Mr. Barneson in respect of such performance shares to be determined based on the performance level achieved during the applicable three-year performance period, and (c) the performance shares granted to Mr. Barneson effective March 5, 2014 and March 5, 2015 would have immediately vested, with the number of shares of common stock, if any, to be received by Mr. Barneson in respect of such performance shares to be determined based on the performance level achieved during the applicable performance period through the date of such change in control; in such instances, this table reflects the aggregate market value, determined based on a per share price of $83.66, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2015, of a number of shares equal to the sum of (i) 10,831, the number of shares of restricted stock that were held by Mr. Barneson on December 31, 2015,(ii) 2,922, the actual number of shares of common stock received by Mr. Barneson in respect of the performance shares granted to him effective March 5, 2013 based on the performance level achieved during the applicable three-year performance period as determined by our compensation committee in early 2016, and (iii) 8,536 and 8,206, the number of shares of common stock that would have been received by Mr. Barneson in respect of the performance shares granted to him effective March 5, 2014 and March 5, 2015, respectively, based on the performance level achieved during the applicable performance period through the date of the change in control. Pursuant to the terms of the performance shares granted to Mr. Barneson effective March 5, 2014 and March 5, 2015, if the company declares cash dividends on our common stock and the record and payment dates for such dividends occur on or after the date of grant but before common shares are issued or delivered in respect of such performance shares, then, upon the issuance or delivery of such common shares in respect of such performance shares, Mr. Barneson will be entitled to also receive a payment equal to the cash dividends that he would have received if the number of common shares so issued or delivered to him had been issued and outstanding and held of record by him from the date of grant through such issuance or delivery; this table reflects (a) in respect of the performance shares granted to Mr. Barneson effective March 5, 2014, an amount equal to the cash dividends he would have received if 8,536 common shares had been issued and outstanding and held of record by him from March 5, 2014 through December 31, 2015 and (b) in respect of the performance shares granted to Mr. Barneson effective March 5, 2015, an amount equal to the cash dividends he would have received if 8,206 common shares had been issued and outstanding and held of record by him from March 5, 2015 through December 31, 2015.

(16)
If Mr. Barneson had qualified for retirement on December 31, 2015 and he had retired on such date, then the shares of restricted stock and performance shares that were held by Mr. Barneson would have remained outstanding, with the restrictions on such shares of restricted stock to lapse in each case on the third anniversary of the date of grant and with the number of shares of common stock, if any, to be received by Mr. Barneson in respect of such performance shares to be determined based on the performance level achieved during the applicable three-year performance periods, except that the shares of restricted stock granted to Mr. Barneson effective March 5, 2015 and shares of common stock to be received in respect of performance shares granted to Mr. Barneson effective March 5, 2015 would be prorated based on actual days of Mr. Barneson's employment during the applicable restriction or performance period; in such circumstances, the table reflects the aggregate market value, determined based on a per share price of $83.66, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2015, of a number of shares equal to the sum of (i) 7,396, the total number of shares of restricted stock granted to Mr. Barneson effective March 5, 2013 and March 5, 2014, (ii) 943, the number of shares of restricted stock granted to Mr. Barneson effective March 5, 2015, prorated based on actual days of Mr. Barneson's employment during the applicable restriction period, (iii) 2,922, the actual number of shares of common stock received by Mr. Barneson in respect of the performance shares granted to him effective March 5, 2013 based on the performance level achieved during the applicable three-year performance period as determined by our compensation committee in early 2016, (iv) 4,268, the target number of shares of common stock that could be received by Mr. Barneson in respect of the performance shares granted to him effective March 5, 2014, and (v) 1,366, the target number of shares of common stock that could be received by Mr. Barneson in respect of the performance shares granted to him effective March 5, 2015, prorated based on actual days of Mr. Barneson's employment during the applicable performance period. Pursuant to the terms of the performance shares granted to Mr. Barneson effective March 5, 2014 and March 5, 2015, if the company declares cash dividends on our common stock and the record and payment dates for such dividends occur on or after the date of grant but before common shares are issued or delivered in respect of such performance shares, then, upon the issuance or delivery of such common shares in respect of such performance shares, Mr. Barneson will be entitled to also receive a payment equal to the cash dividends that he would have received if the number of common shares so issued or delivered to him had been issued and outstanding and held of record by him from the date of grant through such issuance or delivery; this table reflects (a) in respect of the performance shares granted to Mr. Barneson effective March 5, 2014, an amount equal to the cash dividends he would have received if 4,268 common shares had been issued and outstanding and held of record by him from March 5, 2014 through the issuance and delivery of common shares in respect of such performance shares and (b) in respect of the performance shares granted to Mr. Barneson effective March 5, 2015, an amount equal to the cash dividends he would have received if 1,366 common shares had been issued and outstanding and held of record by him from March 5, 2015 through the issuance and delivery of common shares in respect of such performance shares, assuming in each case that company does not declare any further cash dividends after December 31, 2015.

(17)
If, on December 31, 2015, Mr. Barneson's employment had been terminated as a result of his death or disability, then (a) the restrictions on all shares of restricted stock that were held by Mr. Barneson would have lapsed, (b) the performance shares granted to him effective March 5, 2013 would have remained outstanding, with the number of shares of common stock, if any, to be received by Mr. Barneson in respect of such performance shares to be determined based on the performance level achieved during the applicable three-year performance period, and (c) the target number of performance shares granted to him effective March 5, 2014 and March 5, 2015 would have vested; in such circumstances, this table reflects the aggregate market value, determined based on a per share price of $83.66, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2015, of a number of shares equal to (i) 10,831, the number of shares of restricted stock that were held by Mr. Barneson on December 31, 2015, (ii) 2,922, the actual number of shares of common stock received by Mr. Barneson in respect of the performance shares granted to him effective March 5, 2013 based on the performance level achieved during the applicable three-year performance period as determined by our compensation committee in early 2016, and (iii) 4,268 and 4,103, the target number of shares of common stock that would have been received by Mr. Barneson in respect of the performance shares granted to him effective March 5, 2014 and March 5, 2015, respectively. Pursuant to the terms of the performance shares granted to Mr. Barneson effective March 5, 2014 and March 5, 2015, if the company declares cash dividends on our common stock and the record and payment dates for such dividends occur on or after the date of grant but before common shares are issued or delivered in respect of such performance shares, then, upon the issuance or delivery of such common shares in respect of such performance shares, Mr. Barneson will be entitled to also receive a payment equal to the cash dividends that he would have received if the number of common shares so issued or delivered to him had been issued and outstanding and held of record by him from the date of grant through such issuance or delivery; this table reflects (a) in respect of the performance shares granted to Mr. Barneson effective March 5, 2014, an amount equal to the cash dividends he would have received if 4,268 common shares had been issued and outstanding and held of record by him from March 5, 2014 through December 31, 2015 and (b) in respect of the performance shares granted to Mr. Barneson effective March 5, 2015, an amount equal to the cash dividends he would have received if 4,103 common shares had been issued and outstanding and held of record by him from March 5, 2015 through December 31, 2015.

(18)
Reflects the spread, if any, of (a) the aggregate market value of the shares of common stock purchasable upon exercise of the option rights which would have vested early due to Mr. Barneson's termination, determined based on a per share price of $83.66, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2015, over (b) the aggregate exercise price required to purchase such shares upon exercise of such option rights. All option rights that were held by Mr. Barneson on December 31, 2015 had previously vested. Accordingly, no spread is reflected in this table.

(19)
Under our Restoration Plan, Mr. Barneson is entitled to a distribution of his account balance six months following his termination, except that he will forfeit the entire amount of matching and fixed rate contributions made by us to his account if he is terminated for cause. In addition, under our Savings Plan, upon termination of employment, Mr. Barneson is eligible to receive a distribution of his vested balance under the plan; however, such balance is not reflected in this table.

DIRECTOR COMPENSATION

The table below sets forth certain information concerning compensation of our non-employee directors who served in 2015.

Director Compensation for 2015

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	All Other Compensation (3)	Total
Carolyn Bartholomew	$67,500	$95,000	$2,034	$164,534
David Foster	$60,750	$95,000	$2,034	$157,784
L. Patrick Hassey	$57,750	$95,000	$1,645	$154,395
Teresa A. Hopp	$82,000	$95,000	$2,034	$179,034
Lauralee E. Martin	$75,250	$95,000	$2,034	$172,284
William F. Murdy (4)	$15,000	—	$1,107	$16,107
Alfred E. Osborne, Jr., Ph.D.	$81,500	$95,000	$2,034	$178,534
Jack Quinn	$66,000	$95,000	$2,034	$163,034
Thomas M. Van Leeuwen	$81,750	$95,000	$2,034	$178,784
Brett E. Wilcox	$80,250	$95,000	$2,034	$177,284
____________

(1)
Reflects (a) annual retainer of $45,000, (b) any additional annual retainer for serving as Lead Independent Director or chair of a committee of the board of directors, and (c) fees for attendance of board or board committee meetings. Each non-employee director had the right to elect to receive shares of our common stock in lieu of any or all of his or her annual cash retainer, including retainers for serving as Lead Independent Director or a committee chair. In 2015: Mr. Hassey elected to receive 548 shares of common stock in lieu of $44,925 of his annual retainer; Ms. Martin elected to receive 548 shares of common stock in lieu of $44,925 of her annual retainer; Dr. Osborne elected to receive 731 shares of common stock in lieu of $59,927 of his annual retainer; and Mr. Wilcox elected to receive 609 shares of common stock in lieu of $49,926 of his annual retainer. In each case, the number of shares received was determined based on a per share price of $81.98, the average of the closing prices per share of our common stock as reported on the Nasdaq Global Select Market for the 20 trading days prior to the award date of the annual retainers.

(2)
Reflects the aggregate grant date fair value of restricted stock awards to non-employee directors determined in accordance with ASC Topic 718, without regard to potential forfeiture. On June 2, 2015, in accordance with our director compensation policy described below, each non-employee director received a grant of restricted stock having a value of $95,000; the average of the closing prices per share of our common stock as reported on the Nasdaq Global Select Market for the 20 trading days prior to the award date was $81.98, resulting in the issuance of 1,158 shares of restricted stock to each non-employee director. For additional information regarding the assumptions made in the valuation of restricted stock awards with respect to our 2015 fiscal year, see Note 8 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015. As of December 31, 2015, each non-employee director held 1,158 shares of restricted stock. The restrictions on 100% of the shares of restricted stock granted to non-employee directors will lapse on June 2, 2016 or earlier if the director's services to our company terminate as a result of death or disability, or in the event of a change in control. The non-employee director will receive all dividends and other distributions paid with respect to the shares of restricted stock he or she holds, but if any of such dividends or distributions are paid in shares of our capital stock, such shares will be subject to the same restrictions on transferability as are the shares of restricted stock with respect to which they were paid.

(3)	Reflects dividends received on restricted stock.

(4)	Mr. Murdy served as a director from July 2006 until his retirement in June 2015.

Director Compensation Arrangements

We periodically review director compensation in relation to other comparable companies and in light of other factors that the compensation committee deems appropriate and discuss director compensation with the full board of directors. Pursuant to our director compensation policy, each of our non-employee directors receives the following compensation:

•	an annual retainer of $45,000 per year;

•	an annual grant of restricted stock having a value equal to $95,000;

•	a fee of $1,500 per day for each meeting of our board of directors attended in person and $750 per day for each such meeting attended by phone; and

•
a fee of $1,500 per day for each in-person committee meeting of the board of directors attended ($2,000 per day for each such audit committee meeting) and $750 per day for each telephonic committee meeting of our board of directors meeting attended ($1,000 per day for each such audit committee meeting).

In addition, pursuant to our director compensation policy, our Lead Independent Director receives an additional annual retainer of $10,000, the chair of the audit committee receives an additional annual retainer of $15,000, the chair of the compensation committee receives an additional annual retainer of $5,000, the chair of the nominating and corporate governance committee receives an additional annual retainer of $5,000 and the chair of the talent development committee receives an additional annual retainer of $5,000, with all such amounts payable at the same time as the annual retainer. Each non-employee director may elect to receive shares of common stock in lieu of any or all of his or her annual retainer, including any additional annual retainer for service as the Lead Independent Director or the chair of a committee of the board of directors. Our stock ownership guidelines require our non-employee directors to own company stock equal in value to six times their annual base retainer.

The payment of annual retainers, including any additional annual retainer for service as Lead Independent Director or the chair of a committee of our board of directors, and the annual grant of restricted stock is made each year on the date on which we hold our annual meeting of stockholders, unless our board of directors determines such payment and grant should occur on another date. The number of shares of common stock to be received in the grant of restricted stock, as well as the number of shares of common stock to be received by any non-employee director electing to receive our common stock in lieu of any or all of his or her annual retainer, including any additional annual retainer, is based on the average of the closing prices per share of our common stock for the 20 trading days prior to the date such grant and payments are made.

We reimburse all of our directors for reasonable and customary travel and other disbursements relating to meetings of our board of directors and committees thereof, and non-employee directors are provided accident insurance with respect to company-related business travel.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2015 with respect to shares of our common stock that may be issued under our equity compensation plans.

Plan Category	Number of Shares of Common Stock to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Shares of Common Stock Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Shares of Common Stock Reflected in Column (a))
	(a)		(b)		(c)
Equity compensation plans approved by stockholders (1)	477,148	(2)	$80.01	(3)	709,362	(4)
Equity compensation plans not approved by stockholders	N/A		N/A		N/A
Total	477,148	(2)	$80.01	(3)	709,362	(4)
____________

(1)
Our 2006 Plan initially became effective on July 6, 2006. Thereafter, our board of directors amended and restated the 2006 Plan effective as of February 6, 2008, again effective as of June 2, 2009 and again effective as of March 1, 2010; these amendments were not material and did not affect the number of shares available for issuance under the 2006 Plan. Subsequently, the 2006 Plan was amended and restated by our board of directors and approved by our stockholders effective as of June 8, 2010; in this instance, the amendments increased the number of shares available for issuance under the 2006 Plan. Following June 8, 2010, our board of directors amended and restated the 2006 Plan effective as of February 8, 2012 and again effective as of April 10, 2013; these amendments were not material and did not affect the number of shares available for issuance under the 2006 Plan. The 2006 Plan is our only equity compensation plan. A copy of the 2006 Plan is attached as Exhibit 10.7 to our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on April 24, 2013.

(2)
Reflects options to purchase 16,645 shares of common stock, restricted stock units covering 5,521 shares of our common stock and performance shares covering 454,982 shares of our common stock, in each case outstanding as of December 31, 2015, and does not include 156,553 shares of restricted stock that remained subject to forfeiture as of December 31, 2015 because such shares are already outstanding.

(3)
Reflects the exercise price per share of our common stock purchasable upon exercise of options outstanding as of December 31, 2015. The exercise price is the same for all such options. No exercise price is payable in connection with the issuance of shares covered by the restricted stock units or performance shares outstanding as of December 31, 2015.

(4)
Subject to certain adjustments that may be required from time to time to prevent dilution or enlargement of the rights of participants, a maximum of 2,722,222 shares of our common stock may be issued under the 2006 Plan, taking into account all shares issued under the 2006 Plan. As of December 31, 2015, 1,535,712 shares of our common stock had been issued thereunder. Of such 1,535,712 shares, 156,553 were shares of restricted stock that remained subject to forfeiture as of such date. In the event of forfeiture, such shares again become available for issuance.

PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP

The following table presents information regarding the number of shares of the company's common stock beneficially owned as of March 31, 2016 by:

•	each named executive officer;

•	each of our current directors;

•	all our current directors and executive officers as a group; and

•	each person or entity known to us to beneficially own 5% or more of our common stock as determined in accordance with Rule 13d-3 under the Exchange Act.

Unless otherwise indicated by footnote, the beneficial owner exercises sole voting and investment power over the shares noted below. The percentage of beneficial ownership for our directors and executive officers, both individually and as a group, is calculated based on 17,986,521 shares of our common stock outstanding as of March 31, 2016.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Directors and Named Executive Officers
Jack A. Hockema	138,286	(1)(2)(3)	*
Keith A. Harvey	51,734	(1)(2)	*
Daniel J. Rinkenberger	71,700	(1)(2)	*
John M. Donnan	25,767	(1)(2)	*
John Barneson	60,978	(1)(2)	*
Carolyn Bartholomew	12,953	(2)	*
David Foster	9,527	(2)	*
L. Patrick Hassey	3,025	(2)	*
Teresa A. Hopp	13,380	(2)	*
Lauralee E. Martin	12,640	(2)	*
Alfred E. Osborne, Jr., PhD	17,825	(2)(4)	*
Jack Quinn	9,918	(2)	*
Thomas M. Van Leeuwen	9,311	(2)	*
Brett E. Wilcox	10,944	(2)	*
All current directors and executive officers as a group (19 persons)	497,905	(1)(2)(3)(4)	2.8%
5% Stockholders
BlackRock, Inc.	1,685,118	(5)	9.4%
Vanguard Group, Inc.	1,490,771	(6)	8.3%
Dimensional Fund Advisors LP	1,352,094	(7)	7.5%
_____________
*    Less than one percent.

(1)
Includes shares of our common stock that as of March 31, 2016 were issuable upon exercise of options within 60 days after March 31, 2016, as follows: Hockema (8,037 shares); Harvey (1,202 shares); Rinkenberger (803 shares); Donnan (2,083 shares); Barneson (2,334 shares); and all current directors and executive officers as a group (15,102 shares).

(2)
Includes shares of restricted stock and restricted stock units that remained subject to forfeiture as of March 31, 2016, as follows: Hockema (33,369 shares); Harvey (39,858 shares); Rinkenberger (14,551 shares); Donnan (12,654 shares); Barneson (9,033 shares); Bartholomew (1,158 shares); Foster (1,158 shares); Hassey (1,158 share); Hopp (1,158 shares);

Martin (1,158 shares); Osborne (1,158 shares); Quinn (1,158 shares); Van Leeuwen (1,158 shares); Wilcox (1,158 shares); and all current directors and executive officers as a group (139,031 shares).

(3)	Includes 79,381 shares of our common stock held by the Hockema Family Trust.

(4)
Includes 3,500 shares of our common stock held by a Keough plan of which Dr. Osborne is the beneficiary, 200 shares of our common stock held by Dr. Osborne's son and 500 shares held by the Rahnasto/Osborne Revocable Trust U/A DTD 11/07/1999 of which Dr. Osborne is a co-beneficiary and a co-trustee.

(5)
Shares beneficially owned by BlackRock, Inc. are as reported on Amendment No. 6 to Schedule 13G filed by BlackRock, Inc. on January 26, 2016. BlackRock, Inc. has sole voting power with respect to 1,664,807 shares and sole dispositive power with respect to 1,685,118 shares. The principal address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(6)
Shares beneficially owned by Vanguard Group, Inc. are as reported on Amendment No. 3 to Schedule 13G filed by Vanguard Group, Inc. on February 10, 2016. Vanguard Group, Inc. has sole voting power with respect to 29,709 shares and shared voting power with respect to 1,300 shares. Vanguard Group, Inc. has sole dispositive power with respect to 1,463,486 shares and shared dispositive power with respect to 27,285 shares. The principal address of Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(7)
Shares beneficially owned by Dimensional Fund Advisors LP are as reported on Amendment No. 5 to Schedule 13G filed by the Dimensional Fund Advisors LP on February 9, 2016. Dimensional Fund Advisors LP has sole voting power with respect to 1,317,610 shares and sole dispositive power with respect to 1,352,094 shares. The principal address of Dimensional Fund Advisors, LP is Building One, 6300 Bee Caves Road, Austin, Texas, 78746.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our corporate governance guidelines require that our board of directors conduct an appropriate review of all related-party transactions. The charter for the audit committee of our board of directors requires that any related-party transaction required to be disclosed under Item 404 of Regulation S-K must be approved by the audit committee. Neither our board of directors nor the audit committee has adopted specific policies or procedures for review or approval of related-party transactions.

AUDIT COMMITTEE REPORT

The audit committee charter requires the audit committee to undertake a variety of activities designed to assist our board of directors in fulfilling its oversight role regarding our independent registered public accounting firm's independence, our financial reporting process, our internal control over financial reporting and our compliance with applicable laws, rules and regulations. These requirements are briefly summarized under "Corporate Governance - Board Committees - Audit Committee" above. The audit committee charter also makes it clear that the independent registered public accounting firm is ultimately accountable to our board of directors and the audit committee, not our management.

Our internal accountants prepare our consolidated financial statements and our independent registered public accounting firm is responsible for auditing those financial statements. The audit committee oversees the financial reporting processes implemented by our management but does not conduct any auditing or accounting reviews. The members of the audit committee are not company employees. Instead, the audit committee relies, without independent verification, on our management's representation that the financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America and on the report of our independent registered public accounting firm on our financial statements. The audit committee's oversight does not provide it with an independent basis for determining whether our management has maintained appropriate accounting and financial reporting principles or policies or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee's discussions with our management and its accountants do not ensure that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that the audit of our financial statements has been carried out in accordance with auditing standards of the Public Company Accounting Oversight Board or that our independent registered public accounting firm is in fact "independent."

We have engaged Deloitte & Touche LLP as our independent registered public accounting firm to audit and report to our stockholders on our financial statements for 2016 and the effectiveness of our internal control over financial reporting as of December 31, 2016. The audit committee reviews annually the independence and performance of Deloitte & Touche LLP in connection with the audit committee's determination of whether to retain Deloitte & Touche LLP or engage another firm as our independent registered public accounting firm. In the course of these reviews, the audit committee considers, among other things:

•the historical and recent performance of Deloitte & Touche LLP on our company's integrated audit;

•an analysis of known risks and significant proceedings involving Deloitte & Touche LLP, if any;

•	external data relating to the audit quality and performance, including recent Public Company Accounting Oversight Board reports on Deloitte & Touche LLP and its member firms;

•	the appropriateness of Deloitte & Touche LLP's fee;

•
Deloitte & Touche LLP's tenure as our independent registered public accounting firm and its familiarity with our operations and businesses, accounting policies and practices and internal control over financial reporting;

•	Deloitte & Touche LLP's capability and expertise in relation to the breadth and complexity of our operations; and

•	Deloitte & Touche LLP's independence.

Based on its review the audit committee believes that Deloitte & Touche LLP is independent and that it is in the best interest of our company and our stockholders to retain Deloitte & Touche LLP to serve as our independent registered public accounting firm for 2016.

In accordance with rules of the Securities and Exchange Commission and Deloitte & Touche LLP's policies, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide service to our company. For lead audit and engagement quality control review partners, the maximum number of consecutive years of service in that capacity is five years. The process for approval of the lead audit partner for our company pursuant to this rotation policy involves a meeting between the chair of the audit committee and the candidate for the role, as well as discussion by the full committee and with management.

The audit committee has discussed with management and Deloitte & Touche LLP significant accounting policies applied by us in our financial statements as well as alternative treatments and significant judgments and estimates, including (1) revenue recognition, (2) estimates in respect of defined benefit plans, including (a) prior to the first quarter of 2015, the defined benefit postretirement medical plan maintained by a VEBA trust that provides benefits for certain eligible retirees represented by unions and their spouses and eligible dependents (which we refer to as the Union VEBA Trust), and (b) the defined benefit postretirement medical plan maintained by another VEBA trust that provides benefits for certain other eligible retirees and their surviving spouses and eligible dependents, (3) inventory valuation, (4) our income taxes, (5) tax contingencies, (6) estimates in regard to environmental commitments and contingencies, (7) the valuation of our legal commitments and contingencies, (8) acquisitions, goodwill and intangible assets, (9) estimates in respect to the valuation of derivatives, (10) estimates in respect to conditional asset retirement obligations, (11) long-lived assets, and (12) estimates in respect to long-term incentive plans. For a more detailed discussion of these accounting items, see Item 7. "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K for the year ended December 31, 2015. During the year ended December 31, 2015, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make a reference to the subject matter of the disagreement in connection with its reports.

The audit committee has read and discussed the company's audited financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2015 with our management. The audit committee has also discussed with our independent registered public accounting firm the matters required to be discussed pursuant to applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee.

The audit committee has also received and read the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and has discussed with Deloitte & Touche LLP its independence.

The audit committee discussed with our internal accountants and Deloitte & Touche LLP the overall scope and plans for their respective audits. The audit committee meets with management, our internal accountants and our independent accountants periodically in separate private sessions to discuss any matter that the audit committee, our management, our internal accountants, the independent accountants or such other persons believe should be discussed privately.

Based on the review and discussions referred to above, the audit committee recommended to our board of directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission.

The audit committee considered whether, and concluded that, the provision by Deloitte & Touche LLP of the services for which we paid the amounts set forth under "Independent Public Accountants - Tax Fees" and "Independent Public Accountants - All Other Fees" below is compatible with maintaining the independence of Deloitte & Touche LLP.

This report is submitted by the members of the audit committee of the board of directors:

Audit Committee
Teresa A. Hopp (Chair)
Carolyn Bartholomew
Lauralee E. Martin
Alfred E. Osborne, Jr., Ph.D.
Thomas M. Van Leeuwen
Brett E. Wilcox

This Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing made by us under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this Audit Committee Report by reference therein.

INDEPENDENT PUBLIC ACCOUNTANTS

The following table presents fees for professional audit services rendered by Deloitte & Touche LLP for the audit of our annual financial statements for each of 2014 and 2015, and fees billed for other services rendered by Deloitte & Touche LLP.

	2014	2015
Audit Fees(1)	$1,599,750	$1,531,290
Audit-Related Fees (2)	$40,325	$29,040
Tax Fees (3)	$8,028	$42,403
All Other Fees (4)	$8,600	$66,600
____________

(1)
Audit fees consist principally of fees for the audit of our annual financial statements included in our Annual Report on Form 10-K for those years and review of our financial statements included in our Quarterly Reports on Form 10-Q for those years, and for audit services provided in connection with compliance with the requirements of the Sarbanes-Oxley Act.

(2)	Audit-related fees consist principally of fees for statutory audits.

(3)
Tax fees for 2014 consist principally of fees for tax advisory services and the preparation of tax returns for certain of our subsidiaries. Tax fees for 2015 consist principally of fees for tax advisory services related to compliance and payroll and income taxes related to equity grants to French employees and the preparation of tax returns for certain of our subsidiaries.

(4)
All other fees for 2014 consist of the subscription fee to the Deloitte & Touche LLP Research Tool Library, fees relating to the review of agreed-upon procedures relating to certain environmental matters and fees relating to the review of comments from the Securities and Exchange Commission and our response to such comments. All other fees for 2015 consist of the subscription fee to the Deloitte & Touche LLP Research Tool Library, fees relating to the review of agreed-upon procedures relating to certain environmental matters and fees relating to the reviews and discussions in regard to the termination of defined benefit plan accounting for the Union VEBA Trust.

The audit committee charter requires that the audit committee pre-approve all audit and non-audit engagements, fees, terms and services in a manner consistent with Sarbanes-Oxley Act and all rules and applicable listing standards promulgated by the Securities and Exchange Commission and the Nasdaq Stock Market. The audit committee may delegate the authority to grant any pre-approvals of non-audit engagements to one or more members of the audit committee, provided that such member (or members) reports any pre-approvals to the audit committee at its next scheduled meeting. The audit committee has delegated pre-approval authority to its chair. All of the audit-related fees, tax fees and other fees for 2015 were pre-approved by the audit committee.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such persons are required by regulation of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms or written representations from certain reporting persons received by us with respect to 2015, we believe that our officers and directors and persons who own more than 10% of a registered class of our equity securities have complied with all applicable filing requirements.

OTHER MATTERS

We do not know of any other matters to be presented or acted upon at the Annual Meeting. If any other matter is presented at the Annual Meeting on which a vote may properly be taken, the shares represented by proxies will be voted in accordance with the judgment of the proxy holders.

FORM 10-K

Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (excluding exhibits) filed with the Securities and Exchange Commission are available, without charge, upon written request to Kaiser Aluminum Corporation, 27422 Portola Parkway, Suite 200, Foothill Ranch, California 92610-2831, Attention: Investor Relations Department. Exhibits to the Annual Report on Form 10-K will be furnished upon payment of a fee of $0.25 per page to cover our expenses in furnishing the exhibits.

STOCKHOLDER PROPOSALS

To be considered for inclusion in our proxy statement for our 2017 annual meeting of stockholders, proposals of stockholders must be in writing and received by us no later than December 26, 2016. To be presented at the 2017 annual meeting of stockholders without inclusion in our proxy statement for such meeting, proposals of stockholders must be in writing and received by us no later than February 24, 2017 and no earlier than January 25, 2017, in accordance with procedures set forth in our bylaws. Such proposals should be mailed to Kaiser Aluminum Corporation, 27422 Portola Parkway, Suite 200, Foothill Ranch, California 92610-2831 and directed to the corporate secretary.

By Order of the Board of Directors

John M. Donnan
Executive Vice President - Legal,
Compliance and Human Resources
Foothill Ranch, California
April 19, 2016

Appendix A

Kaiser Aluminum Corporation
2016 EQUITY AND INCENTIVE COMPENSATION PLAN
1.Purpose. The purpose of the 2016 Equity and Incentive Compensation Plan is to attract and retain directors, officers and other key employees and service providers of the Company and its Subsidiaries and to provide to such persons incentives and rewards for performance.

2.Definitions. As used in this Plan:

(a)“Appreciation Right” means a right granted pursuant to Section 5 of this Plan, and will include Tandem Appreciation Rights and Free-Standing Appreciation Rights.

(b)“Base Price” means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right or a Tandem Appreciation Right.

(c)“Board” means the Board of Directors of the Company.

(d)“Cash Incentive Award” means a cash award granted pursuant to Section 8 of this Plan.

(e)“Change in Control” has the meaning set forth in Section 12 of this Plan.

(f)“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(g)“Committee” means the Compensation Committee of the Board (or its successor(s)), or any other committee of the Board designated by the Board to administer the Plan pursuant to Section 10 of this Plan consisting solely of no fewer than two non-employee Directors (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and, to the extent of any delegation by the Committee to a subcommittee pursuant to Section 10 of this Plan, such subcommittee.

(h)“Common Shares” means the shares of common stock, par value $0.01 per share, of the Company or any security into which such common stock may be changed by reason of any transaction or event of the type referred to in Section 11 of this Plan.

(i)“Company” means Kaiser Aluminum Corporation, a Delaware corporation, and its successors.

(j)“Covered Employee” means a Participant who is, or is determined by the Committee likely to become, a “covered employee” within the meaning of Section 162(m) of the Code (or any successor provision).

(k)“Date of Grant” means the date specified by the Committee on which a grant of Option Rights, Appreciation Rights, Performance Shares, Performance Units, Cash Incentive Awards, or other awards contemplated by Section 9 of this Plan, or a grant or sale of Restricted Stock, Restricted Stock Units, or other awards contemplated by Section 9 of this Plan, will become effective (which date will not be earlier than the date on which the Committee takes action with respect thereto).

(l)“Director” means a member of the Board.

(m)“Effective Date” means the date this Plan is approved by the Shareholders of the Company.

(n)“Evidence of Award” means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee that sets forth the terms and conditions of the awards granted under the Plan. An Evidence of Award may be in an electronic medium, may be limited to notation on the books and records of the Company and, unless otherwise determined by the Committee, need not be signed by a representative of the Company or a Participant.

(o)“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

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(p)“Free-Standing Appreciation Right” means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right.

(q)“Incentive Stock Option” means an Option Right that is intended to qualify as an “incentive stock option” under Section 422 of the Code or any successor provision.

(r)“Management Objectives” means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares, Performance Units or Cash Incentive Awards or, when so determined by the Committee, Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, dividend equivalents or other awards pursuant to this Plan. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of one or more of the Subsidiaries, divisions, departments, regions, functions or other organizational units within the Company or its Subsidiaries. The Management Objectives may be made relative to the performance of other companies or subsidiaries, divisions, departments, regions, functions or other organizational units within such other companies, and may be made relative to an index or one or more of the performance objectives themselves. The Committee may grant awards subject to Management Objectives that are either Qualified Performance-Based Awards or are not Qualified Performance-Based Awards. The Management Objectives applicable to any Qualified Performance-Based Award to a Covered Employee will be based on one or more, or a combination, of the following metrics (including relative or growth achievement regarding such metrics):

(i)
Profits (e.g., operating income, EBIT, EBT, net income (before or after taxes), earnings per share, residual or economic earnings, economic profit - these profitability metrics could be measured before certain specified special items and/or subject to GAAP definition);

(ii)
Cash Flow (e.g., EBITDA, free cash flow, free cash flow with or without specific capital expenditure target or range, including or excluding divestments and/or acquisitions, total cash flow, cash flow in excess of cost of capital or residual cash flow or cash flow return on investment);

(iii)	Returns (e.g., profits or cash flow returns on: assets, invested capital, net capital employed, revenue, sales and equity);

(iv)	Working Capital (e.g., working capital divided by sales, days’ sales outstanding, days’ sales inventory, and days’ sales in payables);

(v)	Profit Margins (e.g., profits divided by revenues, gross margins and material margins divided by revenues, and material margin divided by sales pounds);

(vi)	Liquidity Measures (e.g., debt-to-capital, debt-to-EBITDA, total debt ratio);

(vii)
Revenues, Sales, Operating, Cost, and Stock Price Metrics (e.g., revenues, sales, revenue or sales growth, revenue or sales growth outside the United States, gross margin, gross margin growth, material margin, material margin growth, operating margin, operating margin growth, sales and administrative costs divided by sales or profits, operating or manufacturing costs, operating or manufacturing costs relative to prior periods or business plan, stock price appreciation and total return to shareholders;

(viii)	Safety Performance (e.g., total case incident rate);

(ix)	Quality Performance (e.g., no fault claim rate);

(x)	Delivery Performance (e.g., on-time delivery rate); and

(xi)
Strategic Initiative Key Deliverable Metrics consisting of one or more of the following: product development, strategic partnering, research and development, vitality index, market penetration, geographic business expansion goals, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates and joint ventures.

2

In the case of a Qualified Performance-Based Award, each Management Objective will be objectively determinable to the extent required under Section 162(m) of the Code, and, unless otherwise determined by the Committee and to the extent consistent with Code Section 162(m), will exclude the effects of certain designated items identified at the time of grant. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable, except in the case of a Qualified Performance-Based Award (other than in connection with a Change in Control) where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Committee will not make any modification of the Management Objectives or minimum acceptable level of achievement with respect to such Covered Employee.
(s)“Market Value per Share” means, as of any particular date, the closing price of a Common Share as reported for that date on the NASDAQ Stock Market or, if the Common Shares are not then listed on the NASDAQ Stock Market, on any other national securities exchange on which the Common Shares are listed, or if there are no sales on such date, on the next preceding trading day during which a sale occurred. If there is no regular public trading market for the Common Shares, then the Market Value per Share shall be the fair market value as determined in good faith by the Committee. The Committee is authorized to adopt another fair market value pricing method provided such method is stated in the Evidence of Award and is in compliance with the fair market value pricing rules set forth in Section 409A of the Code.

(t)“Optionee” means the optionee named in an Evidence of Award evidencing an outstanding Option Right.

(u)“Option Price” means the purchase price payable on exercise of an Option Right.

(v)“Option Right” means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 4 of this Plan.

(w)“Participant” means a person who is selected by the Committee to receive benefits under this Plan and who is at the time (i) an officer or other key employee of the Company or any Subsidiary, including a person who has agreed to commence serving in such capacity within 90 days of the Date of Grant, (ii) a person who provides services to the Company or any Subsidiary that are equivalent to those typically provided by an employee (provided that such person satisfies the Form S-8 definition of an “employee”), or (iii) a non-employee Director. The term “Participant” shall also include any director emeritus.

(x)“Performance Period” means, in respect of a Cash Incentive Award, Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Cash Incentive Award, Performance Share or Performance Unit are to be achieved.

(y)“Performance Share” means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

(z)“Performance Unit” means a bookkeeping entry awarded pursuant to Section 8 of this Plan that records a unit equivalent to $1.00 or such other value as is determined by the Committee.

(aa)“Plan” means this Kaiser Aluminum Corporation 2016 Equity and Incentive Compensation Plan.

(bb)    “Predecessor Plan” means the Company’s Amended and Restated 2006 Equity and Performance Incentive Plan.

(cc)    “Qualified Performance-Based Award” means any Cash Incentive Award or award of Performance Shares, Performance Units, Restricted Stock, Restricted Stock Units or other awards contemplated under Section 9 of this Plan, or portion of such award, to a Covered Employee that is intended to satisfy the requirements for “qualified performance-based compensation” under Section 162(m) of the Code.

(dd)    “Restricted Stock” means Common Shares granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers has expired.

3

(ee)    “Restricted Stock Units” means an award made pursuant to Section 7 of this Plan of the right to receive Common Shares, cash or a combination thereof at the end of a specified period.

(ff)    “Restriction Period” means the period of time during which Restricted Stock Units are subject to restrictions, as provided in Section 7 of this Plan.

(gg)    “Shareholder” means an individual or entity that owns one or more Common Shares.

(hh)    “Spread” means the excess of the Market Value per Share on the date when an Option Right or Appreciation Right is exercised over the Option Price or Base Price provided for in the related Option Right or Appreciation Right, respectively.

(ii)    “Subsidiary” means a corporation, company or other entity (i) more than 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture, limited liability company, or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company; provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, “Subsidiary” means any corporation in which at the time the Company owns or controls, directly or indirectly, more than 50 percent of the total combined Voting Power represented by all classes of stock issued by such corporation.

(jj)    “Tandem Appreciation Right” means an Appreciation Right granted pursuant to Section 5 of this Plan that is granted in tandem with an Option Right.

(kk)    “Voting Power” means at any time, the combined voting power of the then-outstanding securities entitled to vote generally in the election of Directors in the case of the Company, or members of the board of directors or similar body in the case of another entity.

3.Shares Available Under the Plan.

(a)Maximum Shares Available Under Plan.

(i)
Subject to adjustment as provided in Section 11 of this Plan and the share counting rules set forth in Section 3(b) of this Plan, the number of Common Shares available under the Plan for awards of (A)  Option Rights or Appreciation Rights, (B)  Restricted Stock, (C)  Restricted Stock Units, (D)  Performance Shares or Performance Units, (E) awards contemplated by Section 9 of this Plan, or (F)  dividend equivalents paid with respect to awards made under the Plan will not exceed in the aggregate 1,045,000 shares minus, as of the Effective Date, one Common Share for every one Common Share subject to an award granted under the Predecessor Plan between December 31, 2015 and the Effective Date. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

(ii)
The aggregate number of Common Shares available for issuance or transfer under Section 3(a)(i) of this Plan will be reduced by one Common Share for every one Common Share subject to an award granted under this Plan.

(b)Share Counting Rules.

(i)
If any award granted under this Plan is cancelled or forfeited, expires or is settled for cash (in whole or in part), the Common Shares subject to such award will, to the extent of such cancellation, forfeiture, expiration, or cash settlement, again be available under Section 3(a)(i) above.

(ii)	If, after December 31, 2015, any Common Shares subject to an award granted under the Predecessor Plan are forfeited, or an award granted under the Predecessor Plan is cancelled

4

or forfeited, expires or is settled for cash (in whole or in part), the Common Shares subject to such award will, to the extent of such cancellation, forfeiture, expiration, or cash settlement, be available for awards under this Plan.

(iii)
Notwithstanding anything to the contrary contained herein: (A) Common Shares withheld by the Company, tendered or otherwise used in payment of the Option Price of an Option Right will not be added back to the aggregate number of Common Shares available under Section 3(a)(i) above; (B) Common Shares withheld by the Company or otherwise used to satisfy a tax withholding obligation will not be added (or added back, as applicable) to the aggregate number of Common Shares available under Section 3(a)(i) above; (C) Common Shares subject to an Appreciation Right that are not actually issued in connection with its Common Shares settlement on exercise thereof will not be added back to the aggregate number of Common Shares available under Section 3(a)(i) above; and (D) Common Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Option Rights will not be added back to the aggregate number of Common Shares available under Section 3(a)(i) above.

(c)Limit on Incentive Stock Options. Notwithstanding anything in this Section 3 or elsewhere in this Plan to the contrary, and subject to adjustment as provided in Section 11 of this Plan, the aggregate number of Common Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options will not exceed 1,045,000 Common Shares.

(d)Individual Participant Limits. Notwithstanding anything in this Section 3 or elsewhere in this Plan to the contrary, and subject to adjustment as provided in Section 11 of this Plan:

(i)	No Participant will be granted Option Rights and/or Appreciation Rights, in the aggregate, for more than 250,000 Common Shares during any calendar year.

(ii)
No Participant will be granted Qualified Performance-Based Awards of Restricted Stock, Restricted Stock Units, Performance Shares and/or other awards under Section 9 of this Plan, in the aggregate, for more than 250,000 Common Shares during any calendar year.

(iii)
In no event will any Participant in any calendar year receive Qualified Performance-Based Awards of Performance Units and/or other awards payable in cash under Section 9 of this Plan having an aggregate maximum value as of their respective Dates of Grant in excess of $5,000,000.

(iv)	In no event will any Participant in any calendar year receive Qualified Performance-Based Awards that are Cash Incentive Awards having an aggregate maximum value in excess of $5,000,000.

(v)	No non-employee Director will be granted, in any period of one calendar year, awards under the Plan having an aggregate maximum value in excess of $500,000.

(e)Notwithstanding anything in this Plan to the contrary, up to 5% of the maximum number of Common Shares available for awards under this Plan as provided for in Section 3(a) of this Plan, as may be adjusted under Section 11 of this Plan, may be used for awards granted under Section 4 through Section 9 of this Plan that do not at the Date of Grant comply with the applicable one-year minimum vesting or performance period requirements set forth in such sections of this Plan.

4.Option Rights. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of Option Rights. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a)Each grant will specify the number of Common Shares to which it pertains subject to the limitations set forth in Section 3 of this Plan.

(b)Each grant will specify an Option Price per share, which (except with respect to awards under Section 22 of this Plan) may not be less than the Market Value per Share on the Date of Grant.

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(c)Each grant will specify whether the Option Price will be payable (i) in cash or by check acceptable to the Company or by wire transfer of immediately available funds, (ii) by the actual or constructive transfer to the Company of Common Shares owned by the Optionee (or other consideration authorized pursuant to Section 4(d) of this Plan) having a value at the time of exercise equal to the total Option Price, (iii) subject to any conditions or limitations established by the Committee, the Company’s withholding of Common Shares otherwise issuable upon exercise of an Option Right pursuant to a “net exercise” arrangement (it being understood that, solely for purposes of determining the number of treasury shares held by the Company, the Common Shares so withheld will not be treated as issued and acquired by the Company upon such exercise), (iv) by a combination of such methods of payment, or (v) by such other methods as may be approved by the Committee.

(d)To the extent permitted by law, any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

(e)Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

(f)Each grant will specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary that is necessary before the Option Rights or installments thereof will become exercisable; provided, that, except as otherwise described in this subsection, no grant of Option Rights may become exercisable sooner than after one year. A grant of Option Rights may provide for the earlier exercise of such Option Rights, including in the event of the retirement, death or disability of a Participant.

(g)Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

(h)Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing. Incentive Stock Options may only be granted to Participants who meet the definition of “employees” under Section 3401(c) of the Code.

(i)The exercise of an Option Right will result in the cancellation on a share-for-share basis of any Tandem Appreciation Right authorized under Section 5 of this Plan.

(j)No Option Right will be exercisable more than 10 years from the Date of Grant; provided, that, in the case of Incentive Stock Options granted to 10% Shareholders, no such Option Right shall be exercisable more than 5 years from the Date of Grant.

(k)Option Rights granted under this Plan may not provide for any dividends or dividend equivalents thereon.

(l)Each grant of Option Rights will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.

5.Appreciation Rights.

(a)The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting (i) to any Optionee, of Tandem Appreciation Rights in respect of Option Rights granted hereunder, and (ii) to any Participant, of Free-Standing Appreciation Rights. A Tandem Appreciation Right will be a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Company an amount determined by the Committee, which will be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise. Tandem Appreciation Rights may be granted at any time prior to the exercise or termination of the related Option Rights; provided, however, that a Tandem Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. A Free-Standing Appreciation Right will be a right of the Participant to receive from the Company an amount determined by the Committee, which will be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.

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(b)Each grant of Appreciation Rights may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(i)	Each grant may specify that the amount payable on exercise of an Appreciation Right will be paid by the Company in cash, Common Shares or any combination thereof.

(ii)	Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Committee at the Date of Grant.

(iii)	Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

(iv)
Each grant may specify the period or periods of continuous service by the Participant with the Company or any Subsidiary that is necessary before the Appreciation Rights or installments thereof will become exercisable; provided, that, except as otherwise described in this subsection, no grant of Appreciation Rights may become exercisable sooner than after one year. A grant of Appreciation Rights may provide for the earlier exercise of such Appreciation Rights, including in the event of the retirement, death or disability of a Participant.

(v)	Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such Appreciation Rights.

(vi)
Each grant of Appreciation Rights will be evidenced by an Evidence of Award, which Evidence of Award will describe such Appreciation Rights, identify the related Option Rights (if applicable), and contain such other terms and provisions, consistent with this Plan, as the Committee may approve.

(c)Any grant of Tandem Appreciation Rights will provide that such Tandem Appreciation Rights may be exercised only at a time when the related Option Right is also exercisable and at a time when the Spread is positive, and by surrender of the related Option Right for cancellation. Successive grants of Tandem Appreciation Rights may be made to the same Participant regardless of whether any Tandem Appreciation Rights previously granted to the Participant remain unexercised.

(d)Appreciation Rights granted under this Plan may not provide for any dividends or dividend equivalents thereon.

(e)Regarding Free-Standing Appreciation Rights only:

(i)
Each grant will specify in respect of each Free-Standing Appreciation Right a Base Price, which (except with respect to awards under Section 22 of this Plan) may not be less than the Market Value per Share on the Date of Grant;

(ii)	Successive grants may be made to the same Participant regardless of whether any Free-Standing Appreciation Rights previously granted to the Participant remain unexercised; and

(iii)	No Free-Standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

6.Restricted Stock. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the grant or sale of Restricted Stock to Participants. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a)Each such grant or sale will constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

(b)Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

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(c)Each such grant or sale will provide that the Restricted Stock covered by such grant or sale will be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period to be determined by the Committee at the Date of Grant or until achievement of Management Objectives referred to in subparagraph (e) below. If the elimination of restrictions is based only on the passage of time rather than the achievement of Management Objectives, the period of time will be no shorter than one year.

(d)Each such grant or sale will provide that during or after the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Stock will be prohibited or restricted in the manner and to the extent prescribed by the Committee at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee).

(e)Any grant of Restricted Stock may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such Restricted Stock; provided, however, that notwithstanding subparagraph (c) above, for Restricted Stock that vests upon the achievement of Management Objectives, the performance period must be at least one year.

(f)Notwithstanding anything to the contrary contained in this Plan (including minimum vesting requirements), any grant or sale of Restricted Stock may provide for the earlier termination of restrictions on such Restricted Stock, including in the event of the retirement, death or disability of a Participant; provided, however, that no award of Restricted Stock intended to be a Qualified Performance-Based Award will provide for such early termination of restrictions except as otherwise provided in an Evidence of Award to the extent so providing would not result in the loss of an otherwise available exemption of the award under Section 162(m) of the Code.

(g)Any such grant or sale of Restricted Stock may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Stock, which may be subject to the same restrictions as the underlying award; provided, however, that dividends or other distributions on Restricted Stock with restrictions that lapse as a result of the achievement of Management Objectives will be deferred until and paid contingent upon the achievement of the applicable Management Objectives.

(h)Each grant or sale of Restricted Stock will be evidenced by an Evidence of Award and will contain such terms and provisions, consistent with this Plan, as the Committee may approve. Unless otherwise directed by the Committee, (i) all certificates representing Restricted Stock will be held in custody by the Company until all restrictions thereon will have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such shares or (ii) all Restricted Stock will be held at the Company’s transfer agent in book entry form with appropriate restrictions relating to the transfer of such Restricted Stock.

7.Restricted Stock Units. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting or sale of Restricted Stock Units to Participants. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a)Each such grant or sale will constitute the agreement by the Company to deliver Common Shares or cash, or a combination thereof, to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions (which may include the achievement of Management Objectives) during the Restriction Period as the Committee may specify.

(b)If a grant of Restricted Stock Units specifies that the Restriction Period will terminate upon the achievement of Management Objectives or that the Restricted Stock Units will be earned based on the achievement of Management Objectives, then, notwithstanding anything to the contrary contained in subparagraph (d) below, the performance period must be at least one year.

(c)Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

(d)If the Restriction Period lapses only by the passage of time rather than the achievement of Management Objectives as provided in subparagraph (b) above, each such grant or sale will be subject to a Restriction Period of not less than one year.

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(e)Notwithstanding anything to the contrary contained in this Plan (including minimum vesting requirements), any grant or sale of Restricted Stock Units may provide for the earlier lapse or other modification of the Restriction Period, including in the event of the retirement, death or disability of a Participant; provided, however, that no award of Restricted Stock Units intended to be a Qualified Performance-Based Award will provide for such early lapse or modification of the Restriction Period except as otherwise provided in an Evidence of Award to the extent so providing would not result in the loss of an otherwise available exemption of the award under Section 162(m) of the Code.

(f)During the Restriction Period, the Participant will have no right to transfer any rights under his or her award and will have no rights of ownership in the Common Shares deliverable upon payment of the Restricted Stock Units and will have no right to vote them, but the Committee may, at or after the Date of Grant, authorize the payment of dividend equivalents on such Restricted Stock Units on either a current or deferred or contingent basis, either in cash or in additional Common Shares; provided, however, that dividend equivalents or other distributions on Common Shares underlying Restricted Stock Units with restrictions that lapse as a result of the achievement of Management Objectives will be deferred until and paid contingent upon the achievement of the applicable Management Objectives.

(g)Each grant or sale of Restricted Stock Units will specify the time and manner of payment of the Restricted Stock Units that have been earned. Each grant or sale will specify that the amount payable with respect thereto will be paid by the Company in Common Shares or cash, or a combination thereof.

(h)Each grant or sale of Restricted Stock Units will be evidenced by an Evidence of Award and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.

8.Cash Incentive Awards, Performance Shares and Performance Units. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting of Cash Incentive Awards, Performance Shares and Performance Units. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a)Each grant will specify the number or amount of Performance Shares or Performance Units, or amount payable with respect to Cash Incentive Awards, to which it pertains, which number or amount may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment will be made in the case of a Qualified Performance-Based Award except as otherwise provided in an Evidence of Award to the extent so providing would not result in the loss of an otherwise available exemption of the award under Section 162(m) of the Code.

(b)The Performance Period with respect to each Cash Incentive Award, Performance Share or Performance Unit will be such period of time (not less than one year) as will be determined by the Committee at the time of grant, which may be subject to earlier lapse or other modification, including in the event of the retirement, death or disability of a Participant; provided, however, that no such adjustment will be made in the case of a Qualified Performance-Based Award except as otherwise provided in an Evidence of Award to the extent so providing would not result in the loss of an otherwise available exemption of the award under Section 162(m) of the Code. In such event, the Evidence of Award will specify the time and terms of delivery.

(c)Each grant of Cash Incentive Awards, Performance Shares or Performance Units will specify Management Objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified Management Objectives a minimum acceptable level or levels of achievement and may set forth a formula for determining the number of Performance Shares or Performance Units, or amount payable with respect to Cash Incentive Awards, that will be earned if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified Management Objectives.

(d)Each grant will specify the time and manner of payment of Cash Incentive Awards, Performance Shares or Performance Units that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in Common Shares, in Restricted Stock or Restricted Stock Units or in any combination thereof.

(e)Any grant of Cash Incentive Awards, Performance Shares or Performance Units may specify that the amount payable or the number of Common Shares, shares of Restricted Stock or Restricted Stock Units with respect thereto may not exceed a maximum specified by the Committee at the Date of Grant.

(f)The Committee may, at the Date of Grant of Performance Shares, provide for the payment of dividend equivalents to the holder thereof either in cash or in additional Common Shares, subject in all cases to deferral and

9

payment on a contingent basis based on the Participant’s earning of the Performance Shares with respect to which such dividend equivalents are paid.

(g)Each grant of Cash Incentive Awards, Performance Shares or Performance Units will be evidenced by an Evidence of Award and will contain such other terms and provisions, consistent with this Plan, as the Committee may approve.

9.Other Awards.

(a)Subject to applicable law and the applicable limits set forth in Section 3 of this Plan, the Committee may grant to any Participant Common Shares or such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Shares or factors that may influence the value of such shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Shares, purchase rights for Common Shares, awards with value and payment contingent upon performance of the Company or specified Subsidiaries, affiliates or other business units thereof or any other factors designated by the Committee, and awards valued by reference to the book value of the Common Shares or the value of securities of, or the performance of specified Subsidiaries or affiliates or other business units of the Company. The Committee will determine the terms and conditions of such awards. Common Shares delivered pursuant to an award in the nature of a purchase right granted under this Section 9 will be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, Common Shares, other awards, notes or other property, as the Committee determines.

(b)Cash awards, as an element of or supplement to any other award granted under this Plan, may also be granted pursuant to this Section 9.

(c)The Committee may grant Common Shares as a bonus, or may grant other awards in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements (including Common Shares granted to a Director upon such Director’s election to receive Common Shares in lieu of cash or other consideration), subject to such terms as will be determined by the Committee in a manner that complies with Section 409A of the Code.

(d)If the earning or vesting of, or elimination of restrictions applicable to, an award granted under this Section 9 is based only on the passage of time rather than the achievement of Management Objectives, the period of time shall be no shorter than one year. If the earning or vesting of, or elimination of restrictions applicable to, awards granted under this Section 9 is based on the achievement of Management Objectives, the performance period must be at least one year. Subject to Section 3(e) of this Plan, but notwithstanding any other provision of this Plan to the contrary, the Committee may grant Common Shares under this Section 9 to a Director upon such Director’s election to receive Common Shares in lieu of cash or other consideration that are not subject to the one-year minimum vesting or performance period requirements described in the preceding two sentences.

(e)Notwithstanding anything to the contrary contained in this Plan (including minimum vesting requirements), any grant of an award under this Section 9 may provide for the earning or vesting of, or earlier elimination of restrictions applicable to, such award, including in the event of the retirement, death or disability of a Participant; provided, however, that no such adjustment will be made in the case of a Qualified Performance-Based Award except as otherwise provided in an Evidence of Award to the extent so providing would not result in the loss of an otherwise available exemption of the award under Section 162(m) of the Code. In such event, the Evidence of Award will specify the time and terms of delivery.

10.Administration of this Plan.

(a)This Plan will be administered by the Committee. The Committee may from time to time delegate all or any part of its authority under this Plan to a subcommittee thereof. To the extent of any such delegation, references in this Plan to the Committee will be deemed to be references to such subcommittee.

(b)The interpretation and construction by the Committee of any provision of this Plan or of any Evidence of Award (or related documents) and any determination by the Committee pursuant to any provision of this Plan or of any such agreement, notification or document will be final and conclusive. No member of the Committee shall be liable for any such action or determination made in good faith. In addition, the Committee is authorized to take any action it determines in its sole discretion to be appropriate subject only to the express limitations contained in this Plan, and no authorization in any Plan Section or other provision of this Plan is intended or may be deemed to constitute a limitation on the authority of the Committee.

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(c)To the extent permitted by law, the Committee may delegate to one or more of its members or to one or more officers of the Company, or to one or more agents or advisors, such administrative duties or powers as it may deem advisable, and the Committee, the subcommittee, or any person to whom duties or powers have been delegated as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee, the subcommittee or such person may have under the Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as the Committee: (i) designate employees to be recipients of awards under this Plan; and (ii) determine the size of any such awards; provided, however, that (A) the Committee will not delegate such responsibilities to any such officer for awards granted to an employee who is an officer, Director, or more than 10% Beneficial Owner (as defined in Section 12 below) of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Committee in accordance with Section 16 of the Exchange Act, or any Covered Employee; (B) the resolution providing for such authorization sets forth the total number of Common Shares such officer(s) may grant; and (C) the officer(s) will report periodically to the Committee regarding the nature and scope of the awards granted pursuant to the authority delegated.

11.Adjustments. The Committee shall make or provide for such adjustments in the numbers of Common Shares covered by outstanding Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units granted hereunder and, if applicable, in the number of Common Shares covered by other awards granted pursuant to Section 9 hereof, in the Option Price and Base Price provided in outstanding Option Rights and Appreciation Rights, respectively, in the kind of shares covered thereby, in Cash Incentive Awards, and in other award terms, as the Committee, in its sole discretion, exercised in good faith, shall determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event or in the event of a Change in Control, the Committee shall provide in substitution for any or all outstanding awards under this Plan such alternative consideration (including cash), if any, as it, in good faith, shall determine to be equitable in the circumstances and shall require in connection therewith the surrender of all awards so replaced in a manner that complies with Section 409A of the Code. In addition, for each Option Right or Appreciation Right with an Option Price or Base Price, respectively, greater than the consideration offered in connection with any such transaction or event or Change in Control, the Committee may in its discretion elect to cancel such Option Right or Appreciation Right without any payment to the person holding such Option Right or Appreciation Right. The Committee shall also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as the Committee in its sole discretion, exercised in good faith, shall determine is appropriate to reflect any transaction or event described in this Section 11; provided, however, that any such adjustment to the number specified in Section 3(c) will be made only if and to the extent that such adjustment would not cause any Option Right intended to qualify as an Incentive Stock Option to fail to so qualify.

12.Change in Control.

(a) Except as otherwise provided for in an Evidence of Award, upon a Change in Control, all then outstanding awards granted under this Plan shall vest or be earned upon the Change in Control if either (i) within a specified period, the Participant’s service is involuntarily terminated for reasons other than for cause or the Participant terminates his or her employment or service for good reason or (ii) such awards are not assumed or converted into replacement awards in a manner described in the Evidence of Award. Unless otherwise provided in an Evidence of Award, awards granted under this Plan that vest or are earned subject to the achievement of Management Objectives that become vested in accordance with this Section 12 will vest or be earned based on the actual achievement of the applicable Management Objectives as if the applicable performance period ended on the trading day immediately preceding the date of the Change in Control, pro-rated for the number of days that have lapsed during the period of time beginning on the first day of the performance period and continuing through the date of the Change in Control.

(b)For purposes of this Plan, except as may be otherwise prescribed by the Committee in an Evidence of Award made under this Plan, a “Change in Control” will be deemed to have occurred upon the occurrence (after the Effective Date) of any of the following events:

(i)The acquisition by any Person (as defined in this Section 12(b) below) of Beneficial Ownership (as defined in this Section 12(b) below) of 35% or more of the combined voting power of the then-outstanding Voting Stock (as defined in this Section 12(b) below) of the Company; provided, however, that:

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A.for purposes of this Section 12(b), the following acquisitions shall not constitute a Change in Control: (1) any acquisition of Voting Stock of the Company directly from the Company that is approved by a majority of the Incumbent Directors (as defined in this Section 12(b) below); (2) any acquisition of Voting Stock of the Company by the Company or any Subsidiary; (3) any acquisition of Voting Stock of the Company by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; and (4) any acquisition of Voting Stock of the Company by any Person pursuant to a Business Combination (as defined this Section 12(b) below) that complies with clauses (A), (B) and (C) of Section 12(b)(iii) below;

B.if any Person acquires Beneficial Ownership of 35% or more of combined voting power of the then-outstanding Voting Stock of the Company as a result of a transaction described in clause (1) of Section 12(b)(i)(A) and such Person thereafter becomes the Beneficial Owner of any additional shares of Voting Stock of the Company representing 1% or more of the then-outstanding Voting Stock of the Company, other than in an acquisition directly from the Company in a transaction that is approved by a majority of the Incumbent Directors or other than as a result of a stock dividend, stock split or similar transaction effected by the Company in which all holders of Voting Stock are treated equally, such subsequent acquisition shall be deemed to constitute a Change in Control;

C.a Change in Control will not be deemed to have occurred if a Person acquires Beneficial Ownership of 35% or more of the Voting Stock of the Company as a result of a reduction in the number of shares of Voting Stock of the Company outstanding unless and until such Person thereafter becomes the Beneficial Owner of any additional shares of Voting Stock of the Company representing 1% or more of the then-outstanding Voting Stock of the Company, other than in an acquisition directly from the Company in a transaction that is approved by a majority of the Incumbent Directors or other than as a result of a stock dividend, stock split or similar transaction effected by the Company in which all holders of Voting Stock are treated equally; and

D.if at least a majority of the Incumbent Directors determine in good faith that a Person has acquired Beneficial Ownership of 35% or more of the Voting Stock of the Company inadvertently, and such Person divests as promptly as practicable a sufficient number of shares so that such Person Beneficially Owns less than 35% of the Voting Stock of the Company, then no Change in Control shall have occurred as a result of such Person’s acquisition;

(ii)	a majority of the Directors are not Incumbent Directors;

(iii)the consummation of a Business Combination (as defined in this Section 12(b) below), unless, in each case, immediately following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners of Voting Stock of the Company immediately prior to such Business Combination Beneficially Own, directly or indirectly, more than 60% of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Combination (including without limitation an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries), (B) no Person (other than the Company, such entity resulting from such Business Combination, any employee benefit plan (or related trust) sponsored or maintained by the Company, any Subsidiary or such entity resulting from such Business Combination or any Person that immediately prior to such Business Combination owns, directly or indirectly, 35% or more of the Voting Stock of the Company so long as such Person does not at such time own, directly or indirectly, more than 1% of the securities of the other corporation or other entity involved in such Business Combination to be converted into or exchanged for shares of Voting Stock of the entity resulting from such Business Combination pursuant to such Business Combination) Beneficially Owns, directly or indirectly, 35% or more of the combined Voting Power of the then outstanding shares of Voting Stock of the entity resulting from such Business Combination, and (C) at least a majority of the members of the board of directors of the entity resulting from such Business Combination were Incumbent Directors at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(iv)approval by the Shareholders of the Company of a complete liquidation or dissolution of the Company, except pursuant to a Business Combination that complies with clauses (A), (B) and (C) of Section 12(b)(iii).

For purposes of this Section 12(b), (1) “Beneficial Owner,” “Beneficial Ownership,” “Beneficially Own” and “Beneficially Owns” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act; (2) “Business Combination” means a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation or entity, or other transaction; (3) “Incumbent Directors” means the individuals who, as of the Effective Date, are Directors and any individual becoming a Director subsequent to the Effective Date whose election, nomination for election by the Shareholders, or appointment was approved by a vote of at least two-thirds of the then Incumbent Directors (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director without

12

objection to such nomination); provided, however, that an individual shall not be an Incumbent Director if such individual’s election or appointment to the Board occurs as a result of an actual or threatened election contest (as described in Rule 14a-12(c) of the Exchange Act) with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; (4) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) of the Exchange Act; and (5) “Voting Stock” means securities entitled to vote generally in the election of Directors (or similar governing bodies).

13.Detrimental Activity and Recapture Provisions. Any Evidence of Award may provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the Company of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Committee from time to time, if a Participant, either (a) during employment or other service with the Company or a Subsidiary, or (b) within a specified period after termination of such employment or service, shall engage in any detrimental activity. In addition, notwithstanding anything in this Plan to the contrary, any Evidence of Award may also provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the Company of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be required by the Committee or under Section 10D of the Exchange Act and any applicable rules or regulations promulgated by the Securities and Exchange Commission or any national securities exchange or national securities association on which the Common Shares may be traded.

14.Non U.S. Participants. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America or who provide services to the Company or any Subsidiary under an agreement with a foreign nation or agency, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan (including, without limitation, sub-plans) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, will include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the Shareholders. Any such special terms, supplements, sub plans, or alternative versions of this Plan approved by the Committee may be attached as exhibits to this Plan.

15.Transferability.

(a)Except as otherwise determined by the Committee, no Option Right, Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Cash Incentive Award, award contemplated by Section 9 of this Plan or dividend equivalents paid with respect to awards made under this Plan will be transferable by the Participant except (i) if it is made by the Participant for no consideration to Immediate Family Members or to a bona fide trust, partnership or other entity controlled by and for the benefit of one or more Immediate Family Members (“Immediate Family Members” mean the Participant’s spouse, children, stepchildren, parents, stepparents, siblings (including half brothers and sisters), in-laws, and other individuals who have a relationship to the Participant arising because of legal adoption; however, no transfer may be made to the extent that transferability would cause Form S-8 or any successor form thereto not to be able to register Common Shares related to an award) or (ii) by will or the laws of descent and distribution. In no event will any such award granted under the Plan be transferred for value. Except as otherwise determined by the Committee, Option Rights and Appreciation Rights will be exercisable during the Participant’s lifetime only by him or her or, in the event of the Participant’s legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law or court supervision.

(b)The Committee may specify at the Date of Grant that part or all of the Common Shares that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Restriction Period applicable to Restricted Stock Units or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, will be subject to further restrictions on transfer.

16.Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Committee) may

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include relinquishment of a portion of such benefit. If a Participant’s benefit is to be received in the form of Common Shares, and such Participant fails to make arrangements for the payment of tax, then, unless otherwise determined by the Committee, the Company will withhold Common Shares having a value equal to the amount required to be withheld. Notwithstanding the foregoing, when a Participant is required to pay the Company an amount required to be withheld under applicable income and employment tax laws, the Participant may elect, unless otherwise determined by the Committee, to satisfy the obligation, in whole or in part, by having withheld, from the shares required to be delivered to the Participant, Common Shares having a value equal to the amount required to be withheld or by delivering to the Company other Common Shares held by such Participant. The shares used for tax withholding will be valued at an amount equal to the market value of such Common Shares on the date the benefit is to be included in Participant’s income. In no event will the market value of the Common Shares to be withheld and delivered pursuant to this Section to satisfy applicable withholding taxes in connection with the benefit exceed the minimum amount of taxes required to be withheld; provided, that, in the discretion of the Committee, Common Shares with a market value in excess of the minimum amount of taxes required to be withheld (but not in excess of the maximum statutory withholding rate) may be withheld as long as such withholding will not result in an award otherwise classified as an equity award under Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”) to be classified as a liability award under ASC Topic 718. Participants will also make such arrangements as the Company may require for the payment of any withholding tax obligation that may arise in connection with the disposition of Common Shares acquired upon the exercise of Option Rights.

17.Compliance with Section 409A of the Code.

(a)To the extent applicable, it is intended that this Plan and any grants made hereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Participants. This Plan and any grants made hereunder will be administered in a manner consistent with this intent. Any reference in this Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

(b)Neither a Participant nor any of a Participant’s creditors or beneficiaries will have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under this Plan and grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant’s benefit under this Plan and grants hereunder may not be reduced by, or offset against, any amount owing by a Participant to the Company or any of its Subsidiaries.

(c)If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (i) the Participant will be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (ii) the Company makes a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company will not pay such amount on the otherwise scheduled payment date but will instead pay it, without interest, on the fifth business day of the seventh month after such separation from service.

(d)Notwithstanding any provision of this Plan and grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to this Plan and grants hereunder as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with this Plan and grants hereunder (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its affiliates will have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.

18.Amendments.

(a)The Board may at any time and from time to time amend this Plan in whole or in part; provided, however, that if an amendment to this Plan (i) would materially increase the benefits accruing to Participants under this Plan, (ii) would materially increase the number of securities which may be issued under this Plan, (iii) would materially modify the requirements for participation in this Plan, or (iv) must otherwise be approved by the Shareholders in order to comply with applicable law or the rules of the NASDAQ Stock Market or, if the Common Shares are not traded on the NASDAQ Stock

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Market, the principal national securities exchange upon which the Common Shares are traded or quoted, then, such amendment will be subject to Shareholder approval and will not be effective unless and until such approval has been obtained.

(b)Except in connection with a corporate transaction or event described in Section 11 of this Plan, the terms of outstanding awards may not be amended to reduce the Option Price of outstanding Option Rights or the Base Price of outstanding Appreciation Rights, or cancel outstanding Option Rights or Appreciation Rights in exchange for cash, other awards or Option Rights or Appreciation Rights with an Option Price or Base Price, as applicable, that is less than the Option Price of the original Option Rights or Base Price of the original Appreciation Rights, as applicable, without Shareholder approval. This Section 18(b) is intended to prohibit the repricing of “underwater” Option Rights and Appreciation Rights and will not be construed to prohibit the adjustments provided for in Section 11 of this Plan. Notwithstanding any provision of this Plan to the contrary, this Section 18(b) may not be amended without approval by the Shareholders.

(c)If permitted by Section 409A of the Code and Section 162(m) of the Code, but subject to the paragraph that follows, notwithstanding the Plan’s minimum vesting requirements, and including in the case of termination of employment by reason of death, disability or retirement, or in the case of unforeseeable emergency or other special circumstances, to the extent a Participant holds an Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Stock as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Restricted Stock Units as to which the Restriction Period has not been completed, or any Cash Incentive Awards, Performance Shares or Performance Units which have not been fully earned, or any other awards made pursuant to Section 9 subject to any vesting schedule or transfer restriction, or who holds Common Shares subject to any transfer restriction imposed pursuant to Section 15(b) of this Plan, the Committee may, in its sole discretion, accelerate the time at which such Option Right, Appreciation Right or other award may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Restriction Period will end or the time at which such Cash Incentive Awards, Performance Shares or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award, except in the case of a Qualified Performance-Based Award where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

(d)Subject to Section 18(b) hereof, the Committee may amend the terms of any award theretofore granted under this Plan prospectively or retroactively, except in the case of a Qualified Performance-Based Award except as otherwise provided in an Evidence of Award to the extent so providing would not result in the loss of an otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Committee will not make any modification of the Management Objectives or the level or levels of achievement with respect to such Qualified Performance-Based Award. Subject to Section 11 above, no such amendment will impair the rights of any Participant without his or her consent. The Board may, in its discretion, terminate this Plan at any time. Termination of this Plan will not affect the rights of Participants or their successors under any awards outstanding hereunder and not exercised in full on the date of termination.

19.Governing Law. This Plan and all grants and awards and actions taken hereunder will be governed by and construed in accordance with the internal substantive laws of the State of Delaware.

20.Effective Date/Termination. This Plan will be effective as of the Effective Date. No grants will be made on or after the Effective Date under the Predecessor Plan, except that outstanding awards granted under the Predecessor Plan will continue unaffected following the Effective Date. No grant will be made under this Plan after the tenth anniversary of the Effective Date, but all grants made on or prior to such date will continue in effect thereafter subject to the terms thereof and of this Plan.

21.Miscellaneous Provisions.

(a)The Company will not be required to issue any fractional Common Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement of fractions in cash.

(b)This Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time.

(c)Except with respect to Section 21(e), to the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision will be null and void with respect to such Option Right. Such provision, however, will remain in effect for other Option Rights and there will be no further effect on any provision of this Plan.

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(d)No award under this Plan may be exercised by the holder thereof if such exercise, and the receipt of cash or stock thereunder, would be, in the opinion of counsel selected by the Company, contrary to law or the regulations of any duly constituted authority having jurisdiction over this Plan.

(e)Absence on leave approved by a duly constituted officer of the Company or any of its Subsidiaries will not be considered interruption or termination of service of any employee for any purposes of this Plan or awards granted hereunder.

(f)No Participant will have any rights as a shareholder with respect to any shares subject to awards granted to him or her under this Plan prior to the date as of which he or she is actually recorded as the holder of such shares upon the stock records of the Company.

(g)The Committee may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

(h)Except with respect to Option Rights and Appreciation Rights, the Committee may permit Participants to elect to defer the issuance of Common Shares under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan and which are intended to comply with the requirements of Section 409A of the Code. The Committee also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

(i)If any provision of this Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify this Plan or any award under any law deemed applicable by the Committee, such provision will be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Committee, it will be stricken and the remainder of this Plan will remain in full force and effect.

22.Stock-Based Awards in Substitution for Option Rights or Awards Granted by Other Company. Notwithstanding anything in this Plan to the contrary:

(a)Awards may be granted under this Plan in substitution for or in conversion of, or in connection with an assumption of, stock options, stock appreciation rights, restricted stock, restricted stock units or other stock or stock-based awards held by awardees of an entity engaging in a corporate acquisition or merger transaction with the Company or any Subsidiary. Any conversion, substitution or assumption will be effective as of the close of the merger or acquisition, and, to the extent applicable, will be conducted in a manner that complies with Section 409A of the Code. The awards so granted may reflect the original terms of the awards being assumed or substituted or converted for and need not comply with other specific terms of this Plan, and may account for Common Shares substituted for the securities covered by the original awards and the number of shares subject to the original awards, as well as any exercise or purchase prices applicable to the original awards, adjusted to account for differences in stock prices in connection with the transaction.

(b)In the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary merges has shares available under a pre-existing plan previously approved by stockholders and not adopted in contemplation of such acquisition or merger, the shares available for grant pursuant to the terms of such plan (as adjusted, to the extent appropriate, to reflect such acquisition or merger) may be used for awards made after such acquisition or merger under the Plan; provided, however, that awards using such available shares may not be made after the date awards or grants could have been made under the terms of the pre-existing plan absent the acquisition or merger, and may only be made to individuals who were not employees or directors of the Company or any Subsidiary prior to such acquisition or merger.

(c)Any Common Shares that are issued or transferred by, or that are subject to any awards that are granted by, or become obligations of, the Company under Sections 22(a) or 22(b) above will not reduce the Common Shares available for issuance or transfer under the Plan or otherwise count against the limits contained in Section 3 of the Plan. In addition, no Common Shares that are issued or transferred by, or that are subject to any awards that are granted by, or become obligations of, the Company under Sections 22(a) or 22(b) above will be added to the aggregate limit contained in Section 3(a)(i) of the Plan.

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EXHIBIT A
RULES OF THE KAISER ALUMINUM CORPORATION
2016 EQUITY AND INCENTIVE COMPENSION PLAN
FOR THE GRANT OF RESTRICTED STOCK UNITS TO
EMPLOYEES IN FRANCE
Dated _________, 2016

1.	Introduction.

The Board of Directors (the “Board”) of Kaiser Aluminum Corporation (the “Company”) has established the Kaiser Aluminum Corporation 2016 Equity and Incentive Compension Plan (the “U.S. Plan”), for the benefit of certain employees of the Company, its parent and subsidiary companies, including its French subsidiaries for which it holds directly or indirectly at least 10% of the share capital (the “French Entities”).
Section 14 of the U.S. Plan specifically authorizes the committee of Directors who administers the U.S. Plan (the “Administrator”) to adopt, amend, suspend, and revoke rules applicable to stock awards granted under the U.S. Plan (including those in France) as it deems necessary or advisable to administer the U.S. Plan for the purposes of satisfying applicable non-U.S. laws. The Administrator has determined that it is necessary and advisable to establish a sub-plan for the purpose of permitting restricted stock units to qualify for favorable tax and social security treatment in France. The Administrator, therefore, intends to establish a sub-plan of the U.S. Plan for the purpose of granting restricted stock units which qualify for the favorable tax and social security treatment in France applicable to shares granted for no consideration under Sections L. 225-197-1 to L. 225-197-6 of the French Commercial Code, as amended, to qualifying employees who are resident in France for French tax purposes and/or subject to the French social security regime (the “French Participants”). The terms of the U.S. Plan, as set out in this Exhibit A, shall, subject to the limitations in the following rules, constitute the Rules of the Kaiser Aluminum Corporation 2016 Equity and Incentive Compension Plan for the Grant of Restricted Stock Units to employees in France (the “French Restricted Stock Unit Plan”).
Under the French Restricted Stock Unit Plan, the qualifying employees will be granted only restricted stock units as defined in Section 3 hereunder. The provisions of Sections 4, 5, 6, 8 and 9 of the U.S. Plan permitting the grant of options, incentive stock options, stock appreciation rights, restricted stock, cash incentive awards, performance shares and other awards are not applicable to grants made under this French Restricted Stock Unit Plan. The grant of restricted stock units is authorized under the Section 7 of the U.S. Plan.

2.	Definitions.
Capitalized terms not otherwise defined herein used in the French Restricted Stock Unit Plan shall have the same meanings as set forth in the U.S. Plan. The terms set out below will have the following meanings:

(a)	Restricted Stock Units.

The term “Restricted Stock Units” shall mean a promise by the Company to a future issuance at the Vesting Date provided the individual remains employed as of the Vesting Date, of one Common Share for each unit granted to the French Participant, and subject to specific terms and conditions. Notwithstanding any provisions of the U.S. Plan, Restricted Stock Units granted under the French Restricted Stock Unit Plan will not give rise to dividend equivalent payments prior to the Vesting Date nor shall a French Participant be entitled to receive on vesting an amount in cash in lieu of Common Shares.

(b)	Grant Date.

The term “Grant Date” shall be the date on which the Administrator both (1) designates the French Participants and (2) specifies the terms and conditions of the Restricted Stock Units, including the number of Common Shares to be issued at a future date, the conditions for the vesting of the Restricted Stock Units, and the conditions of the transferability of the Common Shares once issued.

(c)	Vesting Date.

The term “Vesting Date” shall mean the date on which the Restricted Stock Units become vested, as specified by the Administrator. In principle, the Common Shares underlying the Restricted Stock Units are issued upon vesting. To qualify for the French favorable tax and social security regime, such Vesting Date shall not occur prior to the first anniversary of the Grant

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Date, as required under Section L. 225-197-1 of the French Commercial Code, as amended, or in the French Tax Code or in the French Social Security Code, as amended.

(d)	Closed Period.

The term “Closed Period” means:
(i)    Ten stock exchange trading days preceding and following the disclosure to the public of the consolidated financial statements or the annual statements of the Company; or

(ii)    Any period during which the corporate management of the Company possess confidential information which could, if disclosed to the public, significantly impact the quotation price of the Common Shares, until the end of ten trading days following the date upon which the price information is made public.
If the French Commercial Code is amended after adoption of this French Restricted Stock Units Plan to modify the definition and/or applicability of the Closed Periods to French-qualified Restricted Stock Units, such amendments shall become applicable to any French-qualified Restricted Stock Units granted under this French Restricted Stock Units Plan, to the extent required by French law.

(e)	Disability.

The term “Disability” means disability as determined in categories 2 and 3 under Section L. 341-4 of the French Social Security Code as amended.
(a)Filing requirements

The French Participants and their employer shall comply with the filing requirements provided for by French tax law.

3.	Entitlement to Participate.

(a)Subject to Sections 3 (b), (c) and (d) below, any French Participant who, on the Grant Date of the Restricted Stock Units and to the extent required under French law, is either employed under the terms and conditions of an employment contract with the Company or a French Entity (“contrat de travail”) or who is a corporate officer of the Company (or of the French entity if the Company is listed on a regulated market), shall be eligible to receive Restricted Stock Units under the French Restricted Stock Unit Plan, provided that he or she also satisfies the eligibility conditions of Section 2(w) of the U.S. Plan.

Stock Units may not be issued to corporate officers of the French Entities, other than the managing directors (e.g., Président du Conseil d’Administration, Directeur Général, Directeur Général Délégué, Membre du Directoire, Gérant de Sociétés par actions), unless the corporate officer is an employee of a French Entity as defined by French law and is otherwise eligible to receive awards under Section 2(w) of the U.S. Plan.

(b)Notwithstanding any provisions in the U.S. Plan to the contrary, Restricted Stock Units may not be issued under the French Restricted Stock Unit Plan to employees or corporate officers owning more than ten percent (10%) of the Company’s share capital.

(c)Notwithstanding any provisions in the U.S. Plan to the contrary, a grant of Restricted Stock Units may not result in a Company’s employee or officer holding more than ten percent (10%) of the Company’s Common Shares.

(d)Notwithstanding any provisions in the U.S. Plan to the contrary, the number of Common Shares granted pursuant to Restricted Stock Units may not exceed 10% of the Company’s share capital at any time.

(e)Notwithstanding any provisions in the U.S. Plan to the contrary, Restricted Stock Units may not be granted to corporate officers under the French Restricted Stock Unit Plan, unless employee share plans or profit sharing plans are implemented to the benefit of all employees of the French branch of the Company, if any, and at least 90% of the employees of the French Entities, in the conditions described under Section L. 225-197-6 of the French Commercial Code.

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4.	Conditions of the Restricted Stock Units.

(a)	Grant of Restricted Stock Units.

To the extent the French requirement is applicable to the Company, the Restricted Stock Units may be granted for 38 months following the approval of the U.S. Plan by the shareholders of the Company (or any other period stated in the U.S. Plan pursuant to the U.S. law). To the extent the provision does not apply to the Company, the U.S. Plan provision shall apply.

(b)	Vesting of Restricted Stock Units.

Restricted Stock Units will not vest prior to the relevant anniversary of the Grant Date specified by the Administrator and in any case will not vest prior to the first anniversary of the Grant Date as defined under Section 2 above. However, notwithstanding the above, in the event of the death or Disability of a French Participant, all of his or her outstanding Restricted Stock Units shall vest and Common Shares shall be issued as set forth in Sections 7 and/or 8 of this French Restricted Stock Unit Plan.

(c)	Holding of Common Shares.

The French Participants must hold the Common Shares issued pursuant to the Restricted Stock Units until the relevant anniversary of the Vesting Date specified by the Administrator, if any, and in any case until the second anniversary of the Grant Date, or such other period as is required to comply with the minimum mandatory holding period applicable to shares underlying French-qualified restricted stock units under Section L. 225-197-1 of the French Commercial Code, as amended or under the French Tax Code or French Social Security Code as amended. This holding period will continue to apply even after the French Participant is no longer an employee or corporate officer of a French Entity.
In addition, notwithstanding any provisions in the U.S. Plan to the contrary, Common Shares delivered upon the Vesting Date shall not be sold during certain Closed Periods as provided for by Section L. 225-197-1 of the French Commercial Code, so long as those Closed Periods are applicable to shares underlying French-qualified restricted stock units.

(d)	French Participant’s Account.

The Common Shares issued to a French Participant shall be recorded in an account in the name of the French Participant with the Company or a broker or in such other manner as the Company may otherwise determine to ensure compliance with applicable restrictions provided by law.

(e)	Cash Dividends.

French Participants shall not be granted any cash dividends with respect to a Restricted Stock Unit, applicable to the period commencing on the Grant Date and terminating on the Vesting Date.

5.	Non-transferability of Restricted Stock Units.

Notwithstanding any provision in the U.S. Plan to the contrary, the Restricted Stock Unit is not transferable, except by will or by the laws of descent and distribution, and the granting of Common Shares may be claimed during the life of the French Participant by the French Participant.

6.	Adjustments and Change of Control.

In the event of adjustment or a Change of Control, adjustment to the terms and conditions of the Restricted Stock Units or underlying Common Shares may be made in accordance with the U.S. Plan. To the extent that such adjustments would violate applicable French rules, it may result in the disqualification of the Restricted Stock Units for purposes of the French favorable tax and social security regime. In this case, the Administrator may decide at its discretion to lift the restriction on sale of the underlying Common Shares.

7.	Death.

Notwithstanding the provisions set forth in Section 5 above, in the event of the death of a French Participant, the Restricted Stock Units held by the French Participants at the time of death are transferable to the French Participant’s heirs. The Company shall issue the underlying Common Shares to the French Participant’s heirs, at their request, if such request occurs

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within six months following the death of the French Participant, as provided for in the Restricted Stock Unit Agreement. If the French Participant’s heirs do not request the issuance of the Common Shares underlying the Restricted Stock Units within six months following the French Participant’s death, the Restricted Stock Units will be forfeited.
The French Participant’s heirs may freely sell the Common Shares notwithstanding the restriction on the sale of Common Shares set forth in Section 4(c) above to the extent and as long as applicable under French law.

8.	Disability.

In the event of the Disability of a French Participant, the Company shall issue the underlying Common Shares to the French Participant at his/her request as provided for in the Restricted Stock Unit Agreement.
The French Participant may freely sell the Common Shares notwithstanding the restriction on the sale of Common Shares set forth in Section 4(c) above.

9.	Disqualification of French-qualified Restricted Stock Units.

If the Restricted Stock Units are otherwise modified or adjusted in a manner in keeping with the terms of the U.S. Plan or as mandated as a matter of law and the modification or adjustment is contrary to the terms and conditions of this French Restricted Stock Unit Plan, the Restricted Stock Units may no longer qualify as French-qualified Restricted Stock Units. If the Restricted Stock Units no longer qualify as French-qualified Restricted Stock Units, the Administrator may, provided it is authorized to do so under the U.S. Plan, determine to lift, shorten or terminate certain restrictions applicable to the vesting of the Restricted Stock Units or the sale of the Common Shares which may have been imposed under this French Restricted Stock Unit Plan or in the Restricted Stock Unit Agreement delivered to the French Participant.

10.	Interpretation.

It is intended that Restricted Stock Units granted under the French Restricted Stock Unit Plan shall qualify for the favorable tax and social security treatment applicable to Restricted Stock Units granted under Sections L. 225-197-1 to L. 225-197-6 of the French Commercial Code as amended, or under the French Tax Code and the French Social Security Code as amended.
The terms of the French Restricted Stock Unit Plan shall be interpreted accordingly and in accordance with the relevant provisions set forth by French tax and social security laws, as well as the French tax and social security administrations and the relevant guidelines released by the French tax and social insurance authorities and subject to the fulfillment of legal, tax and reporting obligations.
In the event of any conflict between the provisions of the French Restricted Stock Unit Plan and the U.S. Plan, the provisions of the French Restricted Stock Unit Plan shall control for any grants made to the French Participants under this French Restricted Stock Unit Plan.
Should the Restricted Stock Units not benefit from the French tax and social security favorable regime due to the French Participants’ failure to comply with the provisions of this French Restricted Stock Unit Plan, the French Participant shall be liable for the payment of resulting taxes and social security charges.

11.	Employment Rights.

The adoption of this French Restricted Stock Unit Plan shall not confer upon the French Participants or any employees of a French Entity, any employment rights and shall not be construed as part of any employment contracts that a French Entity has with its employees.

12.	Amendments.

Subject to the terms of the U.S. Plan, the board reserves the right to amend or terminate this French Stock Unit Plan at any time. Such amendments would only apply to future grants and would not be retroactive.

13.	Effective Date.

The French Restricted Stock Unit Plan is adopted and effective as of ______________, 2016.

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Appendix B

Proposed Successor Transfer Restrictions
Section 4. Transfer Restrictions.
(a)    5% Ownership Limit.
(1)    Any attempted Transfer of Company Securities prior to the Restriction Release Date, or any attempted Transfer of Company Securities pursuant to an agreement entered into prior to the Restriction Release Date, will be prohibited and void ab initio if ~~either (A) the transferor is a Five-Percent Shareholder or (B)~~, as a result of such Transfer, either (~~1~~A) any Person ~~or group of Persons~~ would become a ~~Five-Percent~~5% Shareholder or (~~2~~B) the Percentage Stock Ownership in the Company of any ~~Five-Percent~~5% Shareholder would be increased~~; provided that this paragraph (a)(1) will not apply to, nor will any other provision in this Certificate of Incorporation prohibit, restrict or limit in any way, the issuance of Company Securities by the Company in accordance with the Chapter 11 Plan~~.
(2)    (a)    Paragraph (a)(1) of this Section 4 of Article IV will not apply to a 5% Transaction if the Board approves the Transfer in accordance with Paragraph (a)(2)(B) or Paragraph (a)(2)(C) of this Section 4 of Article IV.
(~~2~~B)    The restrictions set forth in this Section 4 of Article IV are for the purposes of reducing the risk that any “ownership change” (as defined in the Code) with respect to the Company may limit the Company’s ability to utilize its Tax Benefits. The restrictions set forth in ~~P~~paragraph (a)(1) of this Section 4 of Article IV will not apply to a proposed Transfer that is a 5% Transaction if~~:~~
the transferor or the transferee obtains the approval of the Board in the manner described below. In connection therewith, and to provide for effective operation of these provisions, any Person who desires to effect a Transfer that may be a 5% Transaction (a “Requesting Person”) may, prior to the date of such Transfer for which the Requesting Person seeks approval (the “Proposed Transfer”), request in writing (a “Request”) that the Board review the Proposed Transfer and approve or not approve the Proposed Transfer in accordance with this paragraph (a)(2)(B) of Section 4 of Article IV. Any Request must be delivered by registered mail, return receipt requested, to the Secretary of the Company at the Company’s principal executive office. Such Request will be deemed to have been made when actually received by the Company. Any Request must include: (i) the name, address and telephone number of the Requesting Person; (ii) the number and percentage of Company Securities then Beneficially Owned by the Requesting Person; and (iii) a reasonably detailed description of the Proposed Transfer by which the Requesting Person would propose to effect a 5% Transaction and the proposed tax treatment thereof. The Board will, in good faith, endeavor to respond to any Request within 30 calendar days of receiving such Request; provided that the failure of the Board to make a determination within such period will be deemed to constitute the denial by the Board of the Request. The Requesting Person must respond promptly to reasonable and appropriate requests for additional information from the Company or the Board and its advisors to assist the Board in making its determination. ~~(A)    the transferor or the transferee obtains the prior written approval of the Board;~~
~~(B)    in the case of a 5% Transaction by any holder of Company Securities other than the VEBA Trust, prior to the 5% Transaction the Board, upon written request of the transferor or transferee, determines, with such determination to be made in good faith and not to be unreasonably withheld or delayed, that such Transfer is a 5% Transaction (x) which, together with any 5% Transactions consummated by the holders of Company Securities (including without limitation the VEBA Trust) during the Testing Period, represent aggregate 5% Transactions involving Transfers of less than 45% of the Company Securities issued and outstanding at the time of Transfer and (y) which, together with any 5% Transactions consummated by the holders of Company Securities (including without limitation the VEBA Trust) during the Testing Period and all 5% Transactions that the VEBA Trust may consummate without breach of the Stock Transfer Restriction Agreement during the three years following the time of Transfer, represent, during any period of three consecutive years during the period consisting of the Testing Period and the three years thereafter, aggregate 5% Transactions involving Transfers of less than 45% of the Company Securities issued and outstanding at the time of Transfer; or~~
~~(C)    in the case of a 5% Transaction by the VEBA Trust, such 5% Transaction does not result in a breach of the Stock Transfer Restriction Agreement; provided that, contemporaneously with the 5% Transaction, the VEBA Trust delivers to the Board a written notice addressed to the Company setting forth the number and type of Company Securities involved in, and the date of, such 5% Transaction.~~

1

As a condition to granting any approval under ~~clause (A) of~~ this paragraph (a)(2) ~~or in connection with making any determination under clause~~ (B) of ~~this paragraph (a)(2)~~Section 4 of Article IV, the Board may, in its discretion, require (at the expense of the ~~transferor and/or transferee) an opinion of counsel selected by the transferor or the transferee, which counsel shall be reasonably acceptable to the Board, that the consummation of the~~Requesting Person) a report from advisors selected by the Board to the effect that the ~~p~~Proposed Transfer will not result in the application of any ~~Section 382~~ limitations on the use by the Company of the Tax Benefits taking into account any and all other Transfers that have been consummated prior to receipt of the ~~r~~Request ~~relating to the proposed Transfer~~, any and all other ~~p~~Proposed Transfers that have been approved by the Board prior to receipt of the ~~r~~Request ~~relating to the~~and such other actual or proposed ~~Transfer and any and all other proposed Transfers for which the requests relating thereto have been received prior to receipt of the request relating to the proposed Transfer.~~transactions involving Stock as the Board may require; provided that the Board may approve the Proposed Transfer notwithstanding the effect thereof on the Tax Benefits if it determines that the approval is in the best interests of the Company. The Board may impose any conditions that it deems reasonable and appropriate in connection with approval of a Proposed Transfer, including without limitation restrictions on the ability of the transferee to transfer Company Securities acquired by it in the Transfer to which such approval relates. Any Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company will maintain the confidentiality of such Request and the determination of the Board with respect thereto, unless the information contained in the Request or the determination of the Board with respect thereto otherwise becomes publicly available.
(C)    The Board may determine that the restrictions set forth in paragraph (a)(1) of this Section 4 of Article IV will not apply to a Transfer that is a 5% Transaction, whether or not a Request has been made pursuant to paragraph (a)(2)(B) of this Section 4 of Article IV. In connection with such approval of a Transfer, the Board may impose any conditions that it deems reasonable and appropriate, including without limitation restrictions on the ability of the transferee to transfer Company Securities acquired by it in the Transfer to which such approval relates. Any determination of the Board pursuant to this paragraph (a)(2)(C) of Section 4 of Article IV may be made prospectively or retroactively.
(3)    Paragraph (a)(1) of this Section 4 of Article IV will not apply to Transfers to a Public Group (including a new Public Group).
(~~3~~4)    Each certificate representing Company Securities issued prior to the Restriction Release Date will contain ~~the~~a legend that refers to the restrictions set forth in this Section 4 of Article IV as follows:
~~“THE TRANSFER OF THE SECURITIES REPRESENTED HEREBY IS SUBJECT TO RESTRICTIONS PURSUANT TO SECTION 4 OF ARTICLE IV OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF KAISER ALUMINUM CORPORATION. KAISER ALUMINUM CORPORATION WILL FURNISH A COPY OF ITS AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO THE HOLDER OF RECORD OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.”~~
“THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION (AS AMENDED, RESTATED OR AMENDED AND RESTATED AND IN EFFECT FROM TIME TO TIME, THE “CERTIFICATE OF INCORPORATION”) OF KAISER ALUMINUM CORPORATION (THE “CORPORATION”) CONTAINS RESTRICTIONS PROHIBITING TRANSFERS (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) OF COMMON STOCK OF THE CORPORATION (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS, RIGHTS AND WARRANTS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE CORPORATION (THE “BOARD OF DIRECTORS”) IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF STOCK OF THE CORPORATION (WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER) THAT IS TREATED AS OWNED BY A “5‑PERCENT SHAREHOLDER” UNDER THE CODE AND SUCH REGULATIONS. IF THE TRANSFER IS PROHIBITED BY SUCH RESTRICTIONS, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) TO THE CORPORATION’S AGENT. IN THE EVENT OF A TRANSFER THAT DOES NOT INVOLVE AN ACTUAL DIRECT

2

TRANSFER OF SECURITIES OF THE CORPORATION WITHIN THE MEANING OF DELAWARE LAW (“SECURITIES”) BUT OTHERWISE CONSTITUTES A TRANSFER PROHIBITED BY SUCH RESTRICTIONS, THE PURPORTED TRANSFEREE (OR THE RECORD OWNER) OF THE SECURITIES WILL BE REQUIRED TO TRANSFER SUFFICIENT SECURITIES PURSUANT TO THE TERMS PROVIDED FOR IN THE CERTIFICATE OF INCORPORATION SO AS TO EFFECTIVELY REVERSE THE INDIRECT, CONSTRUCTIVE OR OTHER TRANSFER PROHIBITED BY SUCH RESTRICTIONS. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE CERTIFICATE OF INCORPORATION CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS, UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.”
The Board may also require that any certificates representing Company Securities issued prior to the Restriction Release Date that are subject to conditions imposed by the Board in connection with its approval under paragraph (a)(2) of this Section 4 of Article IV also bear a conspicuous legend referencing the applicable restrictions.
(5)    As a condition to the registration of the Transfer of any Stock, any Person who is a beneficial, legal or record holder of Stock, and any proposed transferee or any Person controlling, controlled by or under common control with the proposed transferee, will provide such information as the Company may request from time to time in order to determine compliance with this Section 4 of Article IV or the status of the Tax Benefits. The Company may make such arrangements with, or issue such instructions to, its stock transfer agent as may be determined by the Secretary of the Company to be necessary or advisable to implement this Section 4 of Article IV.
(b)    Treatment of Excess Securities.
(1)    No employee or agent of the Company will record any Prohibited Transfer, and the Purported Transferee in any Prohibited Transfer will not be recognized as a stockholder of the Company for any purpose whatsoever in respect of the Excess Securities. The Purported Transferee of such Excess Securities will not be entitled with respect to such Excess Securities to any rights of stockholders of the Company, including without limitation the rights to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any. ~~If~~After Excess Securities ~~are subsequently~~have been acquired in a Transfer that is not a Prohibited Transfer in accordance with the provisions of this Section 4(b) of Article IV, such Company Securities will cease to be Excess Securities. Any Transfer of Excess Securities not in accordance with the provisions of this ~~paragraph~~Section 4(b) of Article IV will also be a Prohibited Transfer.
(2)    If the Board determines that a Transfer of Company Securities constitutes a Prohibited Transfer, then, upon written demand by the Company, the Purported Transferee will transfer or cause to be transferred any certificate or other evidence of ownership of ~~such~~the Excess Securities within the Purported Transferee’s possession or control, together with any Prohibited Distributions, to an Agent. The Agent will thereupon sell as promptly as practicable to a buyer or buyers, which may include the Company, the Excess Securities transferred to it in one or more arm’s-length transactions; provided, however, that (A) the Agent will effect such sales only if and when it can do so in transactions that do not constitute Prohibited Transfers and (B) the Agent will effect such sales in an orderly fashion and will not be required to effect any such sale within any specific time frame if, in the Agent’s business judgment, such sale would disrupt the market for the Company Securities or otherwise would adversely affect the value of the Company Securities. If the Purported Transferee has resold the Excess Securities before receiving the Company’s demand to surrender the Excess Securities to the Agent, the Purported Transferee will be deemed to have sold the Excess Securities for the Agent and will be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Company grants written permission to the Purported Transferee to retain a portion of such sales proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to paragraph (b)(3) of this Section 4 of Article IV if the Agent rather than the Purported Transferee had resold the Excess Securities.
(3)    ~~Pending any sale by the Agent of Excess Securities in a transaction that does not constitute a Prohibited Transfer, the Agent will hold any Excess Securities as agent for, and for the benefit of, the Purported Transferor, subject to the Purported Transferee’s claim for reimbursement of its purchase price. Accordingly, with respect to any particular Excess Securities, the~~The Agent will apply any proceeds of a sale by it of such Excess Securities, any dividends or distributions received by it from the Company with respect to such Excess Securities, any amounts received by it from the Purported Transferee in respect of Prohibited Distributions on such Excess Securities and, if the Purported Transferee had previously resold such Excess Securities, any amounts received by it from the Purported Transferee in respect of such previous sale, as follows:

3

(A)    first, to pay costs and expenses incurred by the Agent in connection with the Agent’s duties specified herein;
(B)    second, to pay to the Purported Transferee up to the ~~lesser of (x) the~~ amount paid by the Purported Transferee for the Excess Securities ~~and (y)~~or, in the event the Prohibited Transfer was, in whole or in part, a gift, inheritance or similar Transfer, the Fair Market Value of the Excess Securities on the date of the Prohibited Transfer thereof, as shall be determined at the discretion of the Board; and
(C)    third, to pay any remaining amounts to the Purported Transferor or, if the Purported Transferor that was party to the Prohibited Transfer cannot readily be identified, to one or more organizations qualifying under Section 501(c)(3) selected by the Board.
The recourse of any Purported Transferee in respect of any Prohibited Transfer will be limited to the amount payable to the Purported Transferee pursuant to clause (B) of the preceding sentence. In no event shall the proceeds of any sale of Excess Securities pursuant to this Section 4 of Article IV inure to the benefit of the Company.
(4)    If the Purported Transferee fails to surrender the Excess Securities, Prohibited Distributions or the proceeds of a sale of Excess Securities to the Agent within 30 days from the date on which the Company makes a demand pursuant to paragraph (b)(2) of this Section 4 of Article IV, then the Company will ~~use its best efforts~~promptly take all actions that it believes are necessary or advisable to enforce the provisions hereof, including without limitation the institution of legal proceedings to compel ~~the~~such surrender.
(5)    The Company will make the demand described in paragraph (b)(2) of this Section 4 of Article IV within 30 days of the date on which the Board determines that the attempted Transfer would result in Excess Securities; provided, however, that if the Company makes such demand at a later date, the provisions of this Section 4 of Article IV will apply nonetheless.
(6)    In the event of any Transfer that does not involve an actual direct Transfer of securities of the Company within the meaning of Delaware law (“Securities” and individually, a “Security”) but otherwise constitutes a Prohibited Transfer, the application of paragraphs (b)(2) and (b)(3) of this Section 4 of Article IV will be modified as described in this paragraph (b)(6). In such case, the 5% Shareholder acquiring Securities in such Transfer will not be required to dispose of any interest that is not a Security, but such 5% Shareholder and/or any Person whose ownership of Securities is attributed to such 5% Shareholder will be required to dispose of sufficient Securities (which Securities will be disposed of in the inverse order in which they were acquired) to cause such 5% Shareholder, following such disposition, to have effectively reversed the Prohibited Transfer. The Securities to be disposed of will be considered Excess Securities and will be disposed of through the Agent as provided in paragraphs (b)(2) and (b)(3) of this Section 4 of Article IV, except that the maximum aggregate amount payable either to such 5% Shareholder or to such other Person that was the direct holder of such Excess Securities, in connection with such sale will be the Fair Market Value of such Excess Securities on the date of the purported Transfer. Such disposition will be deemed to occur simultaneously with the purported Transfer giving rise to the application of this provision. All expenses incurred by the Agent in disposing of such Excess Stock will be paid out of any amounts due such 5% Shareholder or such other Person. The purpose of this paragraph (b)(6) is to extend the restrictions of this Section 4 of Article IV to situations in which there is a 5% Transaction without an actual direct Transfer of Securities, and this paragraph (b)(6), along with the other provisions of this Section 4 of Article IV, will be interpreted to produce the same results, with differences as the context requires, as an actual direct Transfer of Company Securities.
(7)    Nothing in this Section 4(b) of Article IV will (a) be deemed inconsistent with any attempted Transfer of Company Securities being void ab initio as provided in paragraph (a)(1) of this Section 4 of Article IV or (b) preclude the Company in its discretion from immediately bringing legal proceedings to give effect to the provisions of this Section 4 of Article IV without a prior demand or taking additional actions as it deems advisable to give effect to the provisions of this Section 4 of Article IV.
(c)    Board Determinations~~.~~ and Authority.
(1)    The Board will have the sole power to make determinations regarding compliance with this Section 4 of Article IV and any matters related thereto, including without limitation (A) the identification of 5% Shareholders, (B) whether a Transfer is a 5% Transaction or a Prohibited Transfer, (C) the Percentage Stock Ownership of any 5% Shareholder, (D) whether an instrument constitutes a Company Security, (E) the amount (or Fair Market Value) due to a Purported Transferee or a Purported Transferor pursuant to paragraph (b)(3), and (F) any other matters which the Board determines to be relevant. The good faith determination of the Board on such matters will be conclusive and binding for all the

4

purposes of this Section 4 of Article IV. All determinations, approvals or other actions by the Board pursuant to this Section 4 of Article IV will require the affirmative vote of a majority of the total number of directors that the Company would have if there were no vacancies.
(2)    The Board may, to the extent permitted by law, from time to time establish, modify, amend or rescind bylaws, regulations and procedures of the Company not inconsistent with the provisions of this Section 4 of Article IV for purposes of determining whether any Transfer of Company Securities would jeopardize the Company’s ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of this Section 4 of Article IV.
(3)    Nothing contained in this Section 4 of Article IV will limit the authority of the Board to take such other actions permitted by law as it deems necessary or advisable to preserve the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law, the Board may, by adopting a written resolution, (A) accelerate the Release Restriction Date, (B) modify the Persons covered by this Section 4 of Article IV, (C) modify the definition of any term used in this Section 4 of Article IV, or (D) otherwise modify the terms of this Section 4 of Article IV, in each case, in order to prevent an “ownership change” for purposes of Section 382; provided, however, that the Board will not cause there to be such an acceleration or modification unless it determines that the continuation of the restrictions set forth in this Section 4 of Article IV is no longer necessary for the preservation of the Tax Benefits or that such modification is necessary or advisable to preserve the Tax Benefits, as applicable. Stockholders will be notified of any such acceleration or modification through a filing with the Securities and Exchange Commission or such other method of notice as the Secretary of the Company deems appropriate.
(4)    In the case of an ambiguity in the application of any of the provisions of this Section 4 of Article IV, including any defined term used herein, the Board will have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event that Section 4 of Article IV requires an action by the Board but fails to provide specific guidance with respect to such action, the Board will have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Section 4 of Article IV. All such determinations made by the Board in good faith will be conclusive and binding for all purposes of this Section 4 of Article IV.
(5)    The Board may delegate all or any portion of its duties and powers under this Section 4 of Article IV to a committee of the Board as it deems necessary or advisable and, to the fullest extent permitted by law, may exercise the authority granted by this Section 4 of Article IV through duly authorized officers or agents of the Company. Nothing in this Section 4 of Article IV will be construed to limit or restrict the Board in the exercise of its fiduciary duties under applicable law.
(d)    Reliance. To the fullest extent permitted by law, the Company and the directors will be fully protected in relying in good faith upon the information, opinions, reports or statements of the chief executive officer, the chief financial officer, the chief accounting officer, or the corporate controller of the Company or of the Company’s legal counsel, independent auditors, transfer agent, investment bankers or other employees and agents of the Company in making the determinations contemplated by this Section 4 of Article IV, and the members of the Board will not be responsible for any good faith errors made in connection therewith. For purposes of determining the existence and identity of, and the amount of any Company Securities owned by, any stockholder, the Company is entitled to rely on the existence and absence of filings of Schedule 13D or 13G under the Securities Exchange Act of 1934, as amended (or similar filings), as of any date, subject to its actual knowledge of the ownership of Company Securities.
(e)    Benefits. Nothing in this Section 4 of Article IV will be construed to give to any Person other than the Company or the Agent any legal or equitable right, remedy or claim under this Section 4 of Article IV. This Section 4 of Article IV will be for the sole and exclusive benefit of the Company and the Agent.
(~~d~~f)    Definitions. As used in this Section 4 of Article IV, the following capitalized terms have the following meanings when used herein in with initial capital letters:
(1)    “5% Shareholder” means a Person having a Percentage Stock Ownership of 4.99% or more; provided, however, that the Agent will not constitute a 5% Shareholder.
(~~1~~2)    “5% Transaction” means any Transfer or attempted Transfer of Company Securities described in clause (A) ~~or (B)~~ of paragraph (a)(1) of this Section 4 of Article IV~~, subject to the proviso of such paragraph (a)(1)~~.
(~~2~~3)    “Agent” means an agent designated by the Board.

5

~~(3)    “Chapter 11 Plan” means the Joint Plan of Reorganization of the Kaiser Aluminum Corporation, Kaiser Aluminum & Chemical Corporation and Certain of Their Debtor Affiliates filed pursuant to section 1121(a) of chapter 11 of title 11 of the United States Code and confirmed by an order of the United States Bankruptcy Court for the District of Delaware entered on February 6, 2006, which confirmation order was affirmed by order of the United States District Court for the District of Delaware entered on May 11, 2006.~~
(4)    “Code” means the Internal Revenue Code of 1986, as amended.
(5)    “Company Securities” means (a) shares of Common Stock, (b) shares of Preferred Stock (other than preferred stock described in Section 1504(a)(4) of the Code or any successor provision), (c) warrants, rights or options (including without limitation options within the meaning of Treasury Regulation § 1.382-4(d)(9) or any successor provision) to purchase stock of the Company, and (d) any other ~~interest that would be treated as “stock” of the Company pursuant to Treasury Regulation § 1.382-2T(f)(18) or any successor provision~~Stock.
~~(6)    “Effective Date” has the meaning set forth in Section 1 of Article VII of this Certificate of Incorporation.~~
(~~7~~6)    “Excess Securities” means, with respect to any Prohibited Transfer, the Company Securities that are the subject of such Prohibited Transfer.
(~~8~~7)    “Fair Market Value “ means, with respect to any Excess Securities, the closing price ~~per share~~ of such Excess Securities on the ~~last trading day immediately preceding the Prohibited Transfer of such Excess Securities~~applicable date. The “closing price” for such purposes will be the last sale price, regular way, or, in case no such ~~sale takes place on the relevant day~~price as reported, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or, if the Excess Securities are not listed or admitted to trading on any national securities exchange, the last quoted ~~sale~~bid price ~~or, if not so quoted, the average of the high bid and low asked prices~~in the over-the-counter market as reported by ~~The Nasdaq Stock Market~~OTC Market Group, Inc. or ~~such other system then in use, or, if on any such date~~a similar organization or, if the Excess Securities are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Excess Securities selected by the Board. If the Excess Securities are not publicly held or not so listed or traded, or are not the subject of available bid and asked quotes, “Fair Market Value” will mean the fair value ~~per~~of such Excess Share as determined in good faith by the Board.
~~(9)    “Five-Percent Shareholder” means a Person or group of Persons that is identified as a “5-percent shareholder” of the Company pursuant to Treasury Regulation § 1.382-2T(g); provided, however, that the Agent will not constitute a Five-Percent Shareholder.~~
(~~10~~8)    “Percentage Stock Ownership” means percentage ~~s~~Stock ~~o~~Ownership interest as determined in accordance with Treasury Regulation §1.382-2T(g), (h), (j) and (k) or any successor provisions.
(~~11~~9)    “Person” means any individual, ~~partnership~~firm, corporation, partnership, limited liability company, ~~association, joint venture~~limited partnership, trust or other “entity ~~or association,~~” (including ~~without limitation any governmental authority.~~any group that is deemed to constitute a single “entity”) within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations, and includes any successor (by merger or otherwise) of such entity.
(~~12~~10)    “Prohibited Distributions” means, with respect to any Prohibited Transfer, any dividends or distributions that were received by the Purported Transferee from the Company with respect to the Excess Securities.
(~~13~~11)    “Prohibited Transfer” means any purported Transfer of Company Securities to the extent that such Transfer is prohibited and/or void under this Section 4 of Article IV.
(12)    “Proposed Transfer” has the meaning set forth in paragraph (a)(2)(B) of this Section 4 of Article IV.
(13)    “Public Group” has the meaning set forth in Treasury Regulation § 1.382-2T(f)(13).
(14)    “Purported Transferee” means, with respect to any Prohibited Transfer, the intended transferee in such Prohibited Transfer.

6

(15)    “Purported Transferor” means, with respect to any Prohibited Transfer, the Person who attempted to Transfer Company Securities in such Prohibited Transfer.
(16)    “Request” has the meaning set forth in paragraph (a)(2)(B) of this Section 4 of Article IV.
(17)    “Requesting Person” has the meaning set forth in paragraph (a)(2)(B) of this Section 4 of Article IV.
(~~16~~18)    “Restriction Release Date” means the earliest of (a) May 26, 2019, the ~~tenth~~third anniversary of the ~~Effective Date, (b) the repeal, amendment or modification of Section 382 in such a way as to render the Company and all of its direct or indirect subsidiaries no longer subject to the restrictions imposed by Section 382, (c) the beginning of a taxable year of the Company in which no Tax Benefits are currently available or will be available, (d) the determination by the Board that the provisions~~Company’s 2016 annual meeting of stockholders, or such earlier date as the Board may determine in accordance with paragraph (c)(3) of this Section 4 of Article IV ~~shall not apply, (e) a determination by the Board or the Internal Revenue Service that the Company is ineligible to use Section 382(l)(5) of the Code permitting full use of the Tax Benefits existing as of the Effective Date, and (f) an election by the Company for Section 382(l)(5) of the Code not to apply.~~, (b) the effective date of the repeal of Section 382 if the Board determines that the provision in this Section 4 of Article IV are no longer necessary for the preservation of Tax Benefits, and (c) the first day of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward.
(~~17~~19)    “Section 382” means Section 382 of the Code or any successor provision.
(~~18~~20)    “Section 501(c)(3)” means Section 501(c)(3) of the Code or any successor provision.
(21)    “Securities” and “Security” each has the meaning set forth in paragraph (b)(6) of this Section 4 of Article IV.
(~~19~~22)    “Stock ~~Transfer Restriction Agreement” means the Stock Transfer Restriction Agreement, dated as of the Effective Date, between the Company and the VEBA Trust.~~” means any interest that would be treated as “stock” of the Company pursuant to Treasury Regulation § 1.382-2T(f)(18).
(23)    “Stock Ownership” means any direct or indirect ownership of Stock, including any ownership by virtue of application of constructive ownership rules, with such direct, indirect and constructive ownership determined under the provisions of Section 382.
(~~20~~24)    “Tax Benefits” means the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers ~~in existence as of the Effective Date~~, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 ~~in existence as of the Effective Date~~, of the Company or any direct or indirect subsidiary thereof.
~~(21)    “Testing Period” means, with respect to any 5% Transaction, the period ending on the date of consummation of such 5% Transaction and beginning on the later of (a) the date three years prior thereto and (b) the first day after the Effective Date.~~
(~~22~~25)    “Transfer” means any direct ~~or~~, indirect or constructive sale, transfer, assignment, conveyance, pledge or other disposition~~, other than a sale, transfer, assignment, conveyance, pledge or other disposition to a wholly owned subsidiary of the transferor or, if the transferor is wholly owned~~ or other action taken by a Person, ~~to a wholly owned subsidiary of such Person. Except for purposes of paragraph (d)(1) of this Section 4 of Article IV, a Transfer shall not~~other than the Company, that alters the Percentage Stock Ownership of any Person, includ~~e~~ing without limitation the ~~issuance~~creation or ~~transfer~~grant of an option (including ~~without limitation~~ an option within the meaning of Treasury Regulation § ~~1.38~~l.382-2~~-4(d)(9) or any successor provision), unless at the time of such issuance or transfer, the option is treated as exercised under Section 382(l)(3)(A) of the Code (applying the rules in Treasury Regulation § 1.382-4(d)).~~T(h)(4)(v)), but not including (A) the creation or grant of an option by the Company or (B) the issuance of Stock by the Company.
~~(23)    “VEBA Trust” means the trust that provides benefits for certain eligible retirees of Kaiser Aluminum & Chemical Corporation represented by the United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union, AFL-CIO, CLC (formerly known as the United Steelworkers of America, AFL-CIO, CLC), the International Union, United Automobile, Aerospace and Agricultural Implement Workers of America and its Local 1186, the International Association of Machinists and Aerospace Workers, the International Chemical~~

7

~~Workers Union Council of the United Food & Commercial Workers and the Paper, Allied-Industrial, Chemical and Energy Workers International Union, AFL-CIO, CLC and their surviving spouses and eligible dependents.~~
(26)    “Treasury Regulations” means final, temporary and proposed income tax regulations promulgated under the Code, including any amendments thereto.

8

Appendix C

TAX ASSET PROTECTION
RIGHTS AGREEMENT
DATED AS OF APRIL 7, 2016
BY AND BETWEEN
KAISER ALUMINUM CORPORATION
AND
COMPUTERSHARE INC.
AS RIGHTS AGENT

i

31. Severability	35
32. Descriptive Headings, Etc	36
33. Determinations and Actions by the Board	36
34. Process to Seek Exemption	36
35. Suspension of Exercisability or Exchangeability	38
36. Effective Time	38
37. Counterparts	38
38. Force Majeure	38
Exhibit A	A-1
Exhibit B	B-1
Exhibit C	C-1

ii

TAX ASSET PROTECTION
RIGHTS AGREEMENT
This Tax Asset Protection Rights Agreement, dated as of April 7, 2016 (this “Agreement”), is made and entered into by and between Kaiser Aluminum Corporation, a Delaware corporation (the “Company”), and Computershare Inc., a Delaware corporation, as Rights Agent (the “Rights Agent”).
RECITALS
WHEREAS, (i) the Company has generated Tax Benefits (as hereinafter defined) for United States federal income tax purposes; (ii) the Company desires to avoid an “ownership change” with the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and related Treasury Regulations (as hereinafter defined) in order to preserve the ability to fully utilize such Tax Benefits; and (iii) in furtherance of such objective, the Company desires to enter into this Agreement; and
WHEREAS, on April 7, 2016 the Board of Directors of the Company authorized and declared a dividend distribution of one right (a “Right”) in respect of each of the Company’s Common Shares (as hereinafter defined) outstanding as of the Close of Business (as hereinafter defined) on April 22, 2016 (the “Record Date”), each Right initially representing the right to purchase one one-hundredth of a Preferred Share (as hereinafter defined), on the terms and subject to the conditions herein set forth, and further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each Common Share issued or delivered by the Company (whether originally issued or delivered from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date (as hereinafter defined) and the Expiration Date (as hereinafter defined) or as provided in Section 22.
NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereto hereby agree as follows:
1.    Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a)    “Acquiring Person” means any Person (other than the Company, any Related Person or any Exempt Person) who or which, together with all Affiliates and Associates of such Person, is or becomes the Beneficial Owner of 4.99% or more of the then-outstanding Common Shares; provided, however, that (i) any Person who would otherwise constitute an Acquiring Person as of 4:00 p.m., New York City time, on the date of this Agreement (the “Effective Time”) will not be deemed to be an Acquiring Person for any purpose of this Agreement unless and until such time as (A) such Person or any Affiliate or Associate of such Person thereafter becomes the Beneficial Owner of any additional Common Shares, other than (1) pursuant to any agreement or regular-way purchase order for Common Shares that is in effect on or prior to the Effective Time and consummated in accordance with its terms after the Effective Time or (2) as a result of a stock dividend, rights dividend, stock split or similar transaction effected by the Company in which all holders of Common Shares are treated equally, or (B) any other Person who is the Beneficial Owner of Common Shares becomes an Affiliate or Associate of such

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Person, provided that the exclusion in this clause (i) shall cease to apply with respect to any Person at such time as such Person, together with all Affiliates and Associates of such Person, ceases to Beneficially Own 4.99% or more of the then-outstanding Common Shares, (ii) a Person will not be deemed to have become an Acquiring Person solely as a result of a reduction in the number of Common Shares outstanding unless and until such time as (A) such Person or any Affiliate or Associate of such Person thereafter becomes the Beneficial Owner of any additional Common Shares, other than as a result of a stock dividend, stock split or similar transaction effected by the Company in which all holders of Common Shares are treated equally, or (B) any other Person who is the Beneficial Owner of Common Shares thereafter becomes an Affiliate or Associate of such Person, and in either such case, such Person, together with all Affiliates and Associates of such Person, shall thereafter be the Beneficial Owner of 4.99% or more of the outstanding Common Shares and (iii) a Person will not be deemed to have become an Acquiring Person solely as a result of an Exempt Transaction unless and until such time as (A) such Person or any Affiliate or Associate of such Person thereafter becomes the Beneficial Owner of any additional Common Shares, other than as a result of a stock dividend, rights dividend, stock split or similar transaction effected by the Company in which all holders of Common Shares are treated equally, or (B) any other Person who is the Beneficial Owner of Common Shares thereafter becomes an Affiliate or Associate of such Person, and in either such case, such Person, together with all Affiliates and Associates of such Person, shall thereafter be the Beneficial Owner of 4.99% or more of the outstanding Common Shares. Notwithstanding the foregoing, if (1) the Board of Directors of the Company determines in good faith that a Person who would otherwise be an “Acquiring Person” as defined pursuant to the foregoing provisions of this Section 1(a), has become such inadvertently and (2) such Person has divested, divests as promptly as practicable or agrees in writing with the Company to divest, a sufficient number of Common Shares so that such Person is not or would no longer be an “Acquiring Person” as defined pursuant to the foregoing provisions of this Section 1(a), then such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement.

(b)    “Affiliate” and “Associate” mean, with respect to any Person, any other Person (other than a Related Person or an Exempt Person) whose Common Shares would be deemed constructively owned by such first Person, owned by a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or otherwise aggregated with Common Shares owned by such first Person pursuant to the provisions of the Code or the Treasury Regulations, provided, however, that a Person will not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.

(c)    “Agreement” has the meaning set forth in the Preamble to this Agreement.

(d)    A Person will be deemed the “Beneficial Owner” of, and to “Beneficially Own,” any securities which such Person directly owns or would be deemed to constructively own, or which otherwise would be aggregated with securities owned by such Person, pursuant to Section 382 of the Code, or any successor or replacement provision, and the Treasury Regulations promulgated thereunder.

(e)    “Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York or New Jersey are authorized or obligated by law or executive order to close.

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(f)    “Close of Business” on any given date means 5:00 p.m., New York City time, on such date; provided, however, that if such date is not a Business Day, it means 5:00 p.m., New York City time, on the next succeeding Business Day.

(g)    “Code” has the meaning set forth in the Recitals to this Agreement.

(h)    “Common Shares” when used with reference to the Company means the shares of Common Stock, par value $0.01 per share, of the Company; provided, however, that if the Company is the continuing or surviving corporation in a transaction described in Section 13(a)(ii), “Common Shares” when used with reference to the Company means shares of the capital stock or units of the equity interests with the greatest aggregate voting power of the Company. “Common Shares” when used with reference to any corporation or other legal entity other than the Company, including an Issuer, means shares of the capital stock or units of the equity interests with the greatest aggregate voting power of such corporation or other legal entity.

(i)    “Company” has the meaning set forth in the Preamble to this Agreement.

(j)    “current market price” has the meaning set forth in Section 11(d)(i).

(k)    “Distribution Date” means the earlier of: (i) the Close of Business on the tenth calendar day following the Share Acquisition Date (or, if the tenth calendar day following the Share Acquisition Date occurs before the Record Date, the Close of Business on the Record Date), or (ii) the Close of Business on the tenth Business Day (or, unless the Distribution Date shall have previously occurred, such later date as may be specified by the Board of Directors of the Company) after the commencement of a tender or exchange offer by any Person (other than the Company, any Related Person or any Exempt Person), if upon the consummation thereof such Person would be the Beneficial Owner of 4.99% or more of the then-outstanding Common Shares.

(l)    “equivalent common shares” has the meaning set forth in Section 11(a)(iii).

(m)    “equivalent preferred shares” has the meaning set forth in Section 11(a)(iii).

(n)    “Effective Time” has the meaning set forth in Section 1(a).

(o)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p)    “Exchange Ratio” has the meaning set forth in Section 24(a).

(q)    “Exemption Request” has the meaning set forth in Section 34(a).

(r)    “Exempt Person” means a Person whose Beneficial Ownership (together with all Affiliates and Associates of such Person) of 4.99% or more of the then-outstanding Common Shares (but less than 15% of the then-outstanding Common Shares) will not, as determined by the Board of Directors of the Company in its sole discretion, jeopardize or endanger the availability to the Company of any income tax benefit, provided, however, that such a Person will cease to be an Exempt Person if the Board of Directors of the Company makes a contrary

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determination in its sole discretion with respect to the effect of such Person’s Beneficial Ownership (together with all Affiliates and Associates of such Person), regardless of the reason for such contrary determination.

(s)    “Exempt Transaction” means any transaction that the Board of Directors of the Company determines, in its sole discretion, is exempt for purposes of this Agreement.

(t)    “Exercise Value” has the meaning set forth in Section 11(a)(iii).

(u)    “Expiration Date” means the earliest of (i) the Close of Business on April 7, 2019, which is the third anniversary of the date on which the Board of Directors authorized and declared a dividend distribution of the Rights, or such earlier date as of which the Board of Directors of the Company determines that this Agreement is no longer necessary for the preservation of Tax Benefits, (ii) the time at which the Rights are redeemed as provided in Section 23, (iii) the time at which all exercisable Rights are exchanged as provided in Section 24, (iv) the Close of Business on the effective date of the repeal of Section 382 of the Code or any successor or replacement provision if the Board of Directors of the Company determines that this Agreement is no longer necessary for the preservation of Tax Benefits, (v) the Close of Business on the first day of a taxable year of the Company to which the Board of Directors of the Company determines that no Tax Benefits may be carried forward, and (vi) the Close of Business on the first Business Day following the certification of the voting results of the Company’s 2016 annual meeting of stockholders, if Stockholder Approval has not been obtained prior to such date.

(v)    “Flip-in Event” means the event described in Section 11(a)(ii).

(w)    “Flip-over Event” means any event described in clauses (i), (ii) or (iii) of Section 13(a).

(x)    “Issuer” has the meaning set forth in Section 13(b).

(y)    “Person” means any individual, firm, corporation, partnership, limited liability company, limited partnership, trust or other entity, including any group thereof making a “coordinated acquisition” of shares or otherwise treated as an “entity” within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations, and includes any successor (by merger or otherwise) of such entity, but will not include a Public Group (as such term is defined in Section 1.382.2T(f)(13) of the Treasury Regulations).

(z)    “Preferred Shares” means shares of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company having substantially the rights and preferences set forth in the form of Certificate of Designation of Series A Junior Participating Preferred Stock attached as Exhibit A.

(aa)    “Purchase Price” means initially $400.00 per one one-hundredth of a Preferred Share, subject to adjustment from time to time as provided in this Agreement.

(bb)    “Record Date” has the meaning set forth in the Recitals to this Agreement.

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(cc)    “Redemption Price” means $0.001 per Right, subject to adjustment by resolution of the Board of Directors of the Company to reflect any stock split, stock dividend or similar transaction occurring after the Record Date.

(dd)    “Related Person” means (i) any Subsidiary of the Company or (ii) any employee benefit or stock ownership plan of the Company or of any Subsidiary of the Company or any entity holding Common Shares for or pursuant to the terms of any such plan.

(ee)    “Requesting Person” has the meaning set forth in Section 34(a).

(ff)    “Right” has the meaning set forth in the Recitals to this Agreement.

(gg)    “Right Certificates” means certificates evidencing the Rights, in substantially the form attached as Exhibit B.

(hh)    “Rights Agent” means Computershare Inc., a Delaware corporation, unless and until a successor Rights Agent has become such pursuant to the terms of this Agreement, and thereafter, “Rights Agent” means such successor Rights Agent.

(ii)    “Securities Act” means the Securities Act of 1933, as amended.

(jj)    “Share Acquisition Date” means the first date of public announcement by the Company (by press release, filing made with the Securities and Exchange Commission or otherwise) that an Acquiring Person has become such.

(kk)    “Stockholder Approval” means the approval of this Agreement by the affirmative vote of the holders of a majority of the voting power of the outstanding Common Shares of the Company entitled to vote (excluding the vote of any Acquiring Person) that are present in person or represented by proxy and actually voted on the proposal to approve this Agreement, at a duly called meeting of stockholders of the Company (or any adjournment or postponement thereof) at which a quorum is present.

(ll)    “Subsidiary” when used with reference to any Person means any corporation or other legal entity of which a majority of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person; provided, however, that for purposes of Section 13(b), “Subsidiary” when used with reference to any Person means any corporation or other legal entity of which at least 20% of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person.

(mm)    “Summary of Rights” has the meaning set forth in Section 3(a).

(nn)    “Tax Benefits” means the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any “net unrealized built-in loss” within the meaning of Section 382 of the Code or any successor or replacement provision, of the Company or any direct or indirect subsidiary thereof.

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(oo)    “Trading Day” means any day on which the principal national securities exchange or quotation system on which the Common Shares are listed or admitted to trading is open for the transaction of business or, if the Common Shares are not listed or admitted to trading on any national securities exchange or quotation system, a Business Day.

(pp)    “Treasury Regulations” means final, temporary and proposed income tax regulations promulgated under the Code, including any amendments thereto.

(qq)    “Triggering Event” means any Flip-in Event or Flip‑over Event.

(rr)    “Trust” has the meaning set forth in Section 24(a).

(ss)    “Trust Agreement” has the meaning set forth in Section 24(a).

2.    Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions of this Agreement (and no implied terms and conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint co-rights agents as it may deem necessary or desirable upon ten days’ prior written notice to the Rights Agent. In the event the Company appoints one or more co-rights agents, the respective duties of the Rights Agent and any co-rights agents shall be as the Company shall determine and the Company shall provide written notice thereof to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agent. To the extent that any co-rights agent takes any action pursuant to this Agreement, such co-rights agent will be entitled to all of the rights and protections of, and subject to all of the applicable duties and obligations imposed upon, the Rights Agent pursuant to the terms of this Agreement.

3.    Issue of Right Certificates. (a) Until the Distribution Date, (i) the Rights will be evidenced by the certificates representing Common Shares registered in the names of the record holders thereof, which certificates representing Common Shares will also be deemed to be Right Certificates (or, in the case of uncertificated Common Shares registered in book entry form, by notation in accounts reflecting the ownership of such Common Shares), (ii) the Rights will be transferable only in connection with the transfer of the underlying Common Shares, and (iii) the transfer of any Common Shares in respect of which Rights have been issued will also constitute the transfer of the Rights associated with such Common Shares. On the Record Date, or as soon as practicable thereafter, the Company will send a copy of a Summary of Rights to Purchase Preferred Stock in substantially the form attached as Exhibit C (the “Summary of Rights”), by first-class mail, postage-prepaid, to each record holder of Common Shares as of the Close of Business on the Record Date (other than any Acquiring Person or any Associate or Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company. With respect to certificates for Common Shares outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof together with the Summary of Rights.

(b)    Rights will be issued by the Company in respect of all Common Shares (other than Common Shares issued upon the exercise or exchange of any Right) issued or delivered by the Company (whether originally issued or delivered from the Company’s treasury) after the

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Record Date but prior to the earlier of the Distribution Date and the Expiration Date. Certificates evidencing such Common Shares will have stamped on, impressed on, printed on, written on, or otherwise affixed to them the following legend or such similar legend as the Company may deem appropriate and as is not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Common Shares may from time to time be listed or quoted, or to conform to usage:

This Certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Kaiser Aluminum Corporation and Computershare, Inc. (or any successor Rights Agent), dated as of April 7, 2016 (as it may be amended or supplemented from time to time, the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Kaiser Aluminum Corporation. The Rights are not exercisable prior to the occurrence of certain events specified in the Rights Agreement. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged, may expire, may be amended, or may be evidenced by separate certificates and no longer be evidenced by this Certificate. Kaiser Aluminum Corporation will mail to the holder of this Certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances as set forth in the Rights Agreement, Rights that are or were Beneficially Owned by an Acquiring Person or any Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) may become null and void.
(c)    Any Right Certificate issued pursuant to this Section 3 that represents Rights Beneficially Owned by an Acquiring Person or any Associate or Affiliate thereof and any Right Certificate issued at any time upon the transfer of any Rights to an Acquiring Person or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate and any Right Certificate issued pursuant to Section 6 or 11 hereof upon transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall be subject to and contain the following legend or such similar legend as the Company may deem appropriate and as is not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage:

The Rights represented by this Right Certificate are or were Beneficially Owned by a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). This Right Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 11(a)(ii) or Section 13 of the Rights Agreement.
(d)    As promptly as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent

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(and the Rights Agent will, if requested in writing by the Company and provided with all necessary and relevant information and documentation, send), by first-class, insured, postage prepaid mail, to each record holder of Common Shares as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate evidencing one Right for each Common Share so held, subject to adjustment as provided herein. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

(e)    In the event that the Company purchases or otherwise acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares will be deemed canceled and retired so that the Company will not be entitled to exercise any Rights associated with the Common Shares so purchased or acquired.

4.    Form of Right Certificates. The Right Certificates (and the form of election to purchase and the form of assignment to be printed on the reverse thereof) will be substantially in the form attached as Exhibit B with such changes and marks of identification or designation, and such legends, summaries or endorsements printed thereon, as the Company may deem appropriate (but which do not affect the rights, duties, liabilities, protections or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of Section 22, the Right Certificates, whenever issued, on their face will entitle the holders thereof to purchase such number of one one-hundredths of a Preferred Share as are set forth therein at the Purchase Price set forth therein, but the Purchase Price, the number and kind of securities issuable upon exercise of each Right and the number of Rights outstanding will be subject to adjustment as provided herein.

5.    Countersignature and Registration. (a) The Right Certificates will be executed on behalf of the Company by its Chief Executive Officer, its President or any Vice President, either manually or by facsimile signature, and will have affixed thereto the Company’s seal or a facsimile thereof which will be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates will be countersigned by the Rights Agent, either manually or by facsimile signature, and will not be valid for any purpose unless so countersigned. In case any officer of the Company who signed any of the Right Certificates ceases to be such an officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such an officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, is a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

(b)    Following the Distribution Date, the Rights Agent will keep or cause to be kept, at the office of the Rights Agent designated for such purpose and at such other offices as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto

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or with any rule or regulation of any stock exchange or any quotation system on which the Rights may from time to time be listed or quoted, books for registration and transfer of the Right Certificates issued hereunder. Such books will show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

6.    Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. (a) Subject to the provisions of Sections 7(d) and 14, at any time after the Close of Business on the Distribution Date and prior to the Expiration Date, any Right Certificate or Right Certificates representing exercisable Rights may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-hundredths of a Preferred Share (or other securities, as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any such Right Certificate or Right Certificates must make such request in a writing delivered to the Rights Agent and must surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. Thereupon or as promptly as practicable thereafter, subject to the provisions of Sections 7(d) and 14, the Company will prepare, execute and deliver to the Rights Agent, and the Rights Agent will countersign and deliver, a Right Certificate or Right Certificates, as the case may be, as so requested. The Company or the Rights Agent may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. If and to the extent that the Company does require payment of any such tax or charge, the Company will provide the Rights Agent prompt written notice thereof and the Rights Agent will not deliver any Right Certificate unless and until the Rights Agent is satisfied that all such payments have been made, and the Rights Agent will forward any such sum collected by it to the Company or to such Person as the Company specifies by written notice. The Rights Agent will not have any duty or obligation to take any action pursuant to any Section of this Agreement that requires the payment of taxes or charges or related to the issuance or delivery of Rights Certificates unless and until it is satisfied that all such taxes or charges have been paid.

(b)    Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and, if requested by the Company, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will prepare, execute and deliver a new Right Certificate of like tenor to the Rights Agent and the Rights Agent will countersign and deliver such new Right Certificate to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

7.    Exercise of Rights; Purchase Price; Expiration Date of Rights. (a) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date and prior to the

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Expiration Date, upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment in cash, in lawful money of the United States of America by certified check or bank draft payable to the order of the Company, equal to the sum of (i) the exercise price for the total number of securities as to which such surrendered Rights are exercised and (ii) an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with the provisions of Section 9(d). Except for those provisions herein that expressly survive the termination of this Agreement, this Agreement shall terminate upon the earlier of (x) the Expiration Date and (y) such time as all outstanding Rights have been exercised in full pursuant to terms of this Agreement.

(b)    Upon receipt of a Right Certificate representing exercisable Rights with the form of election to purchase duly executed, accompanied by payment as described above, the Rights Agent will promptly (i) requisition from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent) certificates representing the number of one one-hundredths of a Preferred Share to be purchased or, in the case of uncertificated shares or other securities, requisition from any transfer agent therefor a notice setting forth such number of shares or other securities to be purchased for which registration will be made on the stock transfer books of the Company (and the Company hereby irrevocably authorizes and directs its transfer agent to comply with all such requests), or, if the Company elects to deposit Preferred Shares issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-hundredths of a Preferred Share as are to be purchased (and the Company hereby irrevocably authorizes and directs such depositary agent to comply with all such requests), (ii) after receipt of such certificates (or notices or depositary receipts, as the case may be), cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, (iii) when necessary to comply with this Agreement, requisition from the Company or any transfer agent therefor (or make available, if the Rights Agent is the transfer agent) certificates representing the number of equivalent common shares (or, in the case of uncertificated shares, a notice of the number of equivalent common shares for which registration will be made on the stock transfer books of the Company) to be issued in lieu of the issuance of Common Shares in accordance with the provisions of Section 11(a)(iii), (iv) when necessary to comply with this Agreement, after receipt of such certificates or notices, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, (v) when necessary to comply with this Agreement, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with the provisions of Section 14 or in lieu of the issuance of Common Shares in accordance with the provisions of Section 11(a)(iii), (vi) when necessary to comply with this Agreement, after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate, and (vii) when necessary to comply with this Agreement, deliver any due bill or other instrument provided to the Rights Agent by the Company for delivery to the registered holder of such Right Certificate as provided by Section 11(l).

(c)    In case the registered holder of any Right Certificate exercises less than all the Rights evidenced thereby, the Company will prepare, execute and deliver a new Right Certificate

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evidencing the Rights remaining unexercised and the Rights Agent will countersign and deliver such new Right Certificate to the registered holder of such Right Certificate or to his, hers or its duly authorized assigns, subject to the provisions of Section 14.

(d)    Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company will be obligated to undertake any action with respect to any purported transfer, split up, combination or exchange of any Right Certificate pursuant to Section 6 or exercise of a Right Certificate as set forth in this Section 7 unless the registered holder of such Right Certificate has (i) completed and signed the certificate following the form of assignment or the form of election to purchase, as applicable, set forth on the reverse side of the Right Certificate surrendered for such transfer, split up, combination, exchange or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent may reasonably request.

8.    Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange will, if surrendered to the Company or to any of its stock transfer agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, will be canceled by it, and no Right Certificates will be issued in lieu thereof except as expressly permitted by the provisions of this Agreement. The Company will deliver to the Rights Agent for cancellation and retirement, and the Rights Agent will so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent will deliver all canceled Right Certificates to the Company, or will, at the written request of the Company, destroy such canceled Right Certificates, and in such case will deliver a certificate of destruction thereof to the Company.

9.    Company Covenants Concerning Securities and Rights. The Company covenants and agrees that:

(a)It will cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury, a number of Preferred Shares that will be sufficient to permit the exercise pursuant to Section 7 of all outstanding Rights.

(b)So long as the Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities) issuable upon the exercise of the Rights may be listed on a national securities exchange or quoted on a quotation system, it will endeavor to cause, from and after such time as the Rights become exercisable, all securities reserved for issuance upon the exercise of Rights to be listed on such exchange or quoted on such system, upon official notice of issuance upon such exercise.

(c)It will take all such action as may be necessary to ensure that all Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities) delivered (or evidenced by registration on the stock transfer books of the Company) upon exercise of Rights, at the time of delivery of the certificates for (or registration of) such securities, will be (subject to payment of the Purchase Price) duly authorized, validly issued, fully paid and nonassessable securities.

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(d)It will pay when due and payable any and all transfer taxes and charges that may be payable in respect of the issuance or delivery of the Right Certificates and of any certificates representing securities issued upon the exercise of Rights (or, if such securities are uncertificated, the registration of such securities on the stock transfer books of the Company); provided, however, that the Company will not be required to pay any transfer tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates or depositary receipts representing (or the registration of) securities issued upon the exercise of Rights in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise, or to issue or deliver any certificates, depositary receipts or notices representing securities issued upon the exercise of any Rights until any such tax or charge has been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s and the Rights Agent’s reasonable satisfaction that no such tax is due.

(e)It will use its best efforts (i) to file on an appropriate form, as soon as practicable following the later of the Share Acquisition Date and the Distribution Date, a registration statement under the Securities Act with respect to the securities issuable upon exercise of the Rights, (ii) to cause such registration statement to become effective as soon as practicable after such filing, and (iii) to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the applicable state securities or “blue sky” laws in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time after the date set forth in clause (i) of the first sentence of this Section 9(e), the exercisability of the Rights in order to prepare and file such registration statement and to permit it to become effective. Upon any such suspension, the Company will issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall notify the Rights Agent in writing whenever it makes such public announcements. In addition, if the Company determines that a registration statement should be filed under the Securities Act or any state securities laws following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights in each relevant jurisdiction until such time as a registration statement has been declared effective and, upon any such suspension, the Company will issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect and the Company shall notify the Rights Agent in writing whenever it makes such public announcements. Notwithstanding anything in this Agreement to the contrary, the Rights will not be exercisable in any jurisdiction if the requisite registration or qualification in such jurisdiction has not been effected or the exercise of the Rights is not permitted under applicable law.

(f)In the event that the Company is obligated to issue other securities of the Company and/or pay cash pursuant to Section 11, 13, 14 or 24, it will make all arrangements necessary so that such other securities and/or cash are available for distribution by the Rights Agent, if and when appropriate.

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10.    Record Date. Each Person in whose name any certificate representing Preferred Shares (or Common Shares and/or other securities, as the case may be) is issued (or in which such securities are registered upon the stock transfer books of the Company) upon the exercise of Rights will for all purposes be deemed to have become the holder of record of the Preferred Shares (or Common Shares and/or other securities, as the case may be) represented thereby on, and such certificate (or registration) will be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price and all applicable transfer taxes was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company for the Preferred Shares (or Common Shares and/or other securities, as the case may be) are closed, such Person will be deemed to have become the record holder of such securities on, and such certificate (or registration) will be dated, the next succeeding Business Day on which the transfer books of the Company for the Preferred Shares (or Common Shares and/or other securities, as the case may be) are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate will not be entitled to any rights of a holder of any security for which the Rights are or may become exercisable, including, without limitation, the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and will not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

11.    Adjustment of Purchase Price, Number and Kind of Securities or Number of Rights. The Purchase Price, the number and kind of securities issuable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)(i)    In the event that the Company at any time after the Record Date (A) declares a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivides the outstanding Preferred Shares, (C) combines the outstanding Preferred Shares into a smaller number of Preferred Shares, or (D) issues any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification and/or the number and/or kind of shares of capital stock issuable on such date upon exercise of a Right, will be proportionately adjusted so that the holder of any Right exercised after such time is entitled to receive upon payment of the Purchase Price then in effect the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the transfer books of the Company for the Preferred Shares were open, the holder of such Right would have owned upon such exercise (and, in the case of a reclassification, would have retained after giving effect to such reclassification) and would have been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) or Section 13, the

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adjustment provided for in this Section 11(a)(i) will be in addition to, and will be made prior to, any adjustment required pursuant to Section 11(a)(ii) or Section 13.

(ii)    Subject to the provisions of Section 24, if any Person becomes an Acquiring Person, then from and after the later of the Distribution Date and the Share Acquisition Date, proper provision will be made so that each holder of a Right, except as provided below, will thereafter have the right to receive, upon exercise thereof in accordance with the terms of this Agreement at an exercise price per Right equal to the product of the then-current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the date of the occurrence of such Flip-in Event (or, if any other Flip-in Event shall have previously occurred, the product of the then-current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the date of the first occurrence of a Flip-in Event), in lieu of Preferred Shares, such number of Common Shares as equals the result obtained by (x) multiplying the then‑current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the date of the occurrence of such Flip-in Event (or, if any other Flip-in Event shall have previously occurred, multiplying the then-current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the date of the first occurrence of a Flip-in Event), and dividing that product by (y) 50% of the current per share market price of the Common Shares (determined pursuant to Section 11(d)) on the date of the occurrence of such Flip-in Event. Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Flip-in Event, any Rights that are Beneficially Owned by (A) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (B) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the occurrence of a Flip-in Event, or (C) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the occurrence of a Flip-in Event pursuant to either (1) a transfer from an Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (2) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this Section 11(a)(ii), and subsequent transferees of any of such Persons, will be null and void without any further action and any holder of such Rights will thereafter have no rights whatsoever with respect to such Rights under any provision of this Agreement. The Company will use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but will have no liability to any holder of Right Certificates or any other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. Upon the occurrence of a Flip-in Event, no Right Certificate that represents Rights that are or have become null and void pursuant to the provisions of this Section 11(a)(ii) will thereafter be issued pursuant to Section 3 or Section 6, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to the provisions of this Section 11(a)(ii) will be canceled. Upon the occurrence of a Flip-over Event, any Rights

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that shall not have been previously exercised pursuant to this Section 11(a)(ii) shall thereafter be exercisable only pursuant to Section 13 and not pursuant to this Section 11(a)(ii).

(iii)    Upon the occurrence of a Flip‑in Event, if there are not sufficient Common Shares authorized but unissued or issued but not outstanding to permit the issuance of all the Common Shares issuable in accordance with Section 11(a)(ii) upon the exercise of a Right, the Board of Directors of the Company will use its best efforts promptly to authorize and, subject to the provisions of Section 9(e), make available for issuance additional Common Shares or other equity securities of the Company having equivalent voting rights and an equivalent value (as determined in good faith by the Board of Directors of the Company) to the Common Shares (for purposes of this Section 11(a)(iii), “equivalent common shares”). In the event that equivalent common shares are so authorized, upon the exercise of a Right in accordance with the provisions of Section 7, the registered holder will be entitled to receive (A) Common Shares, to the extent any are available, and (B) a number of equivalent common shares, which the Board of Directors of the Company has determined in good faith to have a value equivalent to the excess of (x) the aggregate current per share market value on the date of the occurrence of the most recent Flip-in Event of all the Common Shares issuable in accordance with Section 11(a)(ii) upon the exercise of a Right (the “Exercise Value”) over (y) the aggregate current per share market value on the date of the occurrence of the most recent Flip-in Event of any Common Shares available for issuance upon the exercise of such Right; provided, however, that if at any time after 90 calendar days after the latest of the Share Acquisition Date, the Distribution Date and the date of the occurrence of the most recent Flip-in Event, there are not sufficient Common Shares and/or equivalent common shares available for issuance upon the exercise of a Right, then the Company will be obligated to deliver, upon the surrender of such Right and without requiring payment of the Purchase Price, Common Shares (to the extent available), equivalent common shares (to the extent available) and then cash (to the extent permitted by applicable law and any agreements or instruments to which the Company is a party in effect immediately prior to the Share Acquisition Date), which securities and cash have an aggregate value equal to the excess of (1) the Exercise Value over (2) the product of the then-current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the date of the occurrence of the most recent Flip-in Event (or, if any other Flip-in Event shall have previously occurred, the product of the then-current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right would have been exercisable immediately prior to the date of the occurrence of such Flip-in Event if no other Flip-in Event had previously occurred). To the extent that any legal or contractual restrictions prevent the Company from paying the full amount of cash payable in accordance with the foregoing sentence, the Company will pay to holders of the Rights as to which such payments are being made all amounts which are not then restricted on a pro rata basis and will continue to make payments on a pro rata basis as promptly as funds become available until the full amount due to each such Rights holder has been paid.

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(b)    In the event that the Company fixes a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or securities having equivalent rights, privileges and preferences as the Preferred Shares (for purposes of this Section 11(b), “equivalent preferred shares”)) or securities convertible into Preferred Shares or equivalent preferred shares at a price per Preferred Share or equivalent preferred share (or having a conversion price per share, if a security convertible into Preferred Shares or equivalent preferred shares) less than the current per share market price of the Preferred Shares (determined pursuant to Section 11(d)) on such record date, the Purchase Price to be in effect after such record date will be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or equivalent preferred shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current per share market price and the denominator of which is the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or equivalent preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which is in a form other than cash, the value of such consideration will be as determined in good faith by the Board of Directors of the Company, which determination will be described in a written statement filed with the Rights Agent. Preferred Shares owned by or held for the account of the Company will not be deemed outstanding for the purpose of any such computation. Such adjustment will be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price will be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c)    In the event that the Company fixes a record date for the making of a distribution to all holders of Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend), assets, stock (other than a dividend payable in Preferred Shares) or subscription rights, options or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date will be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the current per share market price of the Preferred Shares (as determined pursuant to Section 11(d)) on such record date or, if earlier, the date on which Preferred Shares begin to trade on an ex-dividend or when issued basis for such distribution, less the fair market value (as determined in good faith by the Board of Directors of the Company, which determination will be described in a written statement filed with the Rights Agent) of the portion of the evidences of indebtedness, cash, assets or stock so to be distributed or of such subscription rights, options or warrants applicable to one Preferred Share, and the denominator of which is such current per share market price of the Preferred Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon exercise of one

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Right. Such adjustments will be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price will again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(d)    (i)    For the purpose of any computation hereunder, the “current per share market price” of Common Shares on any date will be deemed to be the average of the daily closing prices per share of such Common Shares for the 30 consecutive Trading Days immediately prior to but not including such date; provided, however, that in the event that the current per share market price of the Common Shares is determined during a period following the announcement by the issuer of such Common Shares of (A) a dividend or distribution on such Common Shares payable in such Common Shares or securities convertible into such Common Shares (other than the Rights) or (B) any subdivision, combination or reclassification of such Common Shares, and prior to the expiration of 30 Trading Days after but not including the ex‑dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price will be appropriately adjusted to take into account ex‑dividend trading or to reflect the current per share market price per Common Share equivalent. The closing price for each day will be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated quotation system with respect to securities listed or admitted to trading on The NASDAQ Stock Market LLC or, if the Common Shares are not listed or admitted to trading on The NASDAQ Stock Market LLC, as reported in the principal consolidated quotation system with respect to securities listed on the principal national securities exchange on which the Common Shares are listed or admitted to trading or, if the Common Shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such market then in use, or, if on any such date the Common Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Shares selected by the Board of Directors of the Company. If the Common Shares are not publicly held or not so listed or traded, or are not the subject of available bid and asked quotes, “current per share market price” will mean the fair value per share as determined in good faith by the Board of Directors of the Company, which determination will be described in a written statement filed with the Rights Agent.

(ii)    For the purpose of any computation hereunder, the “current per share market price” of the Preferred Shares will be determined in the same manner as set forth above for Common Shares in Section 11(d)(i), other than the last sentence thereof. If the current per share market price of the Preferred Shares cannot be determined in the manner provided above, the “current per share market price” of the Preferred Shares will be conclusively deemed to be an amount equal to the current per share market price of the Common Shares multiplied by one hundred (as such number may be appropriately adjusted to reflect events such as stock splits, stock dividends, recapitalizations or similar transactions relating to the Common Shares occurring after the date of this Agreement). If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, or the subject of available bid and asked quotes, “current per share market price” of the Preferred Shares will mean the fair value per share as determined in good faith by

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the Board of Directors of the Company, which determination will be described in a written statement filed with the Rights Agent. For all purposes of this Agreement, the current per share market price of one one-hundredth of a Preferred Share will be equal to the current per share market price of one Preferred Share divided by one hundred.

(e)    Except as set forth below, no adjustment in the Purchase Price will be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made will be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 will be made to the nearest cent or to the nearest one one-millionth of a Preferred Share or one ten-thousandth of a Common Share or other security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 will be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment and (ii) the Expiration Date.

(f)    If as a result of an adjustment made pursuant to Section 11(a), the holder of any Right thereafter exercised becomes entitled to receive any securities of the Company other than Preferred Shares, thereafter the number and/or kind of such other securities so receivable upon exercise of any Right (and/or the Purchase Price in respect thereof) will be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares (and the Purchase Price in respect thereof) contained in this Section 11, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Shares (and the Purchase Price in respect thereof) will apply on like terms to any such other securities (and the Purchase Price in respect thereof).

(g)    All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder will evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a Preferred Share issuable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)    Unless the Company has exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price pursuant to Section 11(b) or Section 11(c), each Right outstanding immediately prior to the making of such adjustment will thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a Preferred Share (calculated to the nearest one one-millionth of a Preferred Share) obtained by (i) multiplying (x) the number of one one-hundredths of a Preferred Share issuable upon exercise of a Right immediately prior to such adjustment of the Purchase Price by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)    The Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Rights in substitution for any adjustment in the number of one one-hundredths of a Preferred Share issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights will be exercisable for the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights

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will become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company will make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. Such record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, will be at least 10 calendar days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company will, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to the provisions of Section 14, the additional Rights to which such holders are entitled as a result of such adjustment, or, at the option of the Company, will cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof if required by the Company, new Right Certificates evidencing all the Rights to which such holders are entitled after such adjustment. Right Certificates so to be distributed will be issued, executed, and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and will be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(j)    Without respect to any adjustment or change in the Purchase Price and/or the number and/or kind of securities issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number and kind of securities which were expressed in the initial Right Certificate issued hereunder.

(k)    Before taking any action that would cause an adjustment reducing the Purchase Price below one one-hundredth of the then par value, if any, of the Preferred Shares or below the then par value, if any, of any other securities of the Company issuable upon exercise of the Rights, the Company will take any corporate action which may, based on the advice of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Shares or such other securities, as the case may be, at such adjusted Purchase Price.

(l)    In any case in which this Section 11 otherwise requires that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of Preferred Shares or other securities of the Company, if any, issuable upon such exercise over and above the number of Preferred Shares or other securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company delivers to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional Preferred Shares or other securities upon the occurrence of the event requiring such adjustment.

(m)    Notwithstanding anything in this Agreement to the contrary, the Company will be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly

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required by this Section 11, as and to the extent that in its good faith judgment the Board of Directors of the Company determines to be advisable in order that any (i) consolidation or subdivision of the Preferred Shares, (ii) issuance wholly for cash of Preferred Shares at less than the current per share market price therefor, (iii) issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, (iv) stock dividends, or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Shares is not taxable to such stockholders.

(n)    Notwithstanding anything in this Agreement to the contrary, in the event that the Company at any time after the Record Date, but prior to the Distribution Date (i) pays a dividend on the outstanding Common Shares payable in Common Shares, (ii) subdivides the outstanding Common Shares, (iii) combines the outstanding Common Shares into a smaller number of shares, or (iv) issues any shares of its capital stock in a reclassification of the outstanding Common Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), the number of Rights associated with each Common Share then outstanding, or issued or delivered thereafter but prior to the Distribution Date, will be proportionately adjusted so that the number of Rights thereafter associated with each Common Share following any such event equals the result obtained by multiplying the number of Rights associated with each Common Share immediately prior to such event by a fraction the numerator of which is the total number of Common Shares outstanding immediately prior to the occurrence of the event and the denominator of which is the total number of Common Shares outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(n) will be made successively whenever such a dividend is paid or such a subdivision, combination or reclassification is effected.

12.    Certificate of Adjusted Purchase Price or Number of Securities. Whenever an adjustment is made as provided in Section 11 or Section 13, the Company will promptly (a) prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Preferred Shares and the Common Shares a copy of such certificate, and (c) if such adjustment is made after the Distribution Date, mail a brief summary of such adjustment to each holder of a Right Certificate in accordance with Section 26. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, any adjustment or any such event unless and until it shall have received such a certificate.

13.    Consolidation, Merger or Sale or Transfer of Assets or Earning Power. (a) In the event that:

(i)    at any time after a Person has become an Acquiring Person, the Company consolidates with, or merges with or into, any other Person and the Company is not the continuing or surviving corporation of such consolidation or merger; or

(ii)    at any time after a Person has become an Acquiring Person, any Person consolidates with the Company, or merges with or into the Company, and the Company is the continuing or surviving corporation of such merger or consolidation and, in

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connection with such merger or consolidation, all or part of the Common Shares is changed into or exchanged for stock or other securities of any other Person or cash or any other property; or

(iii)    at any time after a Person has become an Acquiring Person, the Company, directly or indirectly, sells or otherwise transfers (or one or more of its Subsidiaries sells or otherwise transfers), in one or more transactions, assets or earning power (including without limitation securities creating any obligation on the part of the Company and/or any of its Subsidiaries) representing in the aggregate more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons other than the Company or one or more of its wholly owned Subsidiaries;

then, and in each such case, proper provision will be made so that from and after the latest of the Distribution Date, the Share Acquisition Date, and the date of the occurrence of such Flip-over Event: (A) each holder of a Right thereafter has the right to receive, upon the exercise thereof in accordance with the terms of this Agreement at an exercise price per Right equal to the product of the then-current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the Share Acquisition Date, such number of duly authorized, validly issued, fully paid, nonassessable and freely tradeable Common Shares of the Issuer, free and clear of any liens, encumbrances and other adverse claims and not subject to any rights of call or first refusal, as equals the result obtained by (x) multiplying the then-current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is exercisable immediately prior to the Share Acquisition Date and dividing that product by (y) 50% of the current per share market price of the Common Shares of the Issuer (determined pursuant to Section 11(d)), on the date of the occurrence of such Flip-over Event; (B) the Issuer will thereafter be liable for, and will assume, by virtue of the occurrence of such Flip-over Event, all the obligations and duties of the Company pursuant to this Agreement; (C) the term “Company” will thereafter be deemed to refer to the Issuer; and (D) the Issuer will take such steps (including without limitation the reservation of a sufficient number of its Common Shares to permit the exercise of all outstanding Rights) in connection with such consummation as may be necessary to assure that the provisions hereof are thereafter applicable, as nearly as reasonably may be possible, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights.
(b)    For purposes of this Section 13, “Issuer” means (i) in the case of any Flip-over Event described in Sections 13(a)(i) or (ii) above, the Person that is the continuing, surviving, resulting or acquiring Person (including the Company as the continuing or surviving corporation of a transaction described in Section 13(a)(ii) above), and (ii) in the case of any Flip‑over Event described in Section 13(a)(iii) above, the Person that is the party receiving the greatest portion of the assets or earning power (including without limitation securities creating any obligation on the part of the Company and/or any of its Subsidiaries) transferred pursuant to such transaction or transactions; provided, however, that, in any such case: (A) if (1) no class of equity security of such Person is, at the time of such merger, consolidation or transaction and has been continuously over the preceding 12‑month period, registered pursuant to Section 12 of the Exchange Act, and (2) such Person is a Subsidiary, directly or indirectly, of another Person, a class of equity security of which is and has been so registered, the term “Issuer” means such

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other Person; and (B) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, a class of equity security of two or more of which are and have been so registered, the term “Issuer” means whichever of such Persons is the issuer of the equity security having the greatest aggregate market value. Notwithstanding the foregoing, if the Issuer in any of the Flip-over Events listed above is not a corporation or other legal entity having outstanding equity securities, then, and in each such case, (x) if the Issuer is directly or indirectly wholly owned by a corporation or other legal entity having outstanding equity securities, then all references to Common Shares of the Issuer will be deemed to be references to the Common Shares of the corporation or other legal entity having outstanding equity securities which ultimately controls the Issuer, and (y) if there is no such corporation or other legal entity having outstanding equity securities, (I) proper provision will be made so that the Issuer creates or otherwise makes available for purposes of the exercise of the Rights in accordance with the terms of this Agreement, a kind or kinds of security or securities having a fair market value at least equal to the economic value of the Common Shares which each holder of a Right would have been entitled to receive if the Issuer had been a corporation or other legal entity having outstanding equity securities; and (II) all other provisions of this Agreement will apply to the issuer of such securities as if such securities were Common Shares.

(c)    The Company will not consummate any Flip‑over Event if, (i) at the time of or immediately after such Flip-over Event, there are or would be any rights, warrants, instruments or securities outstanding or any agreements or arrangements in effect which would eliminate or substantially diminish the benefits intended to be afforded by the Rights, (ii) prior to, simultaneously with or immediately after such Flip-over Event, the stockholders of the Person who constitutes, or would constitute, the Issuer for purposes of Section 13(a) shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates, or (iii) the form or nature of the organization of the Issuer would preclude or limit the exercisability of the Rights. In addition, the Company will not consummate any Flip‑over Event unless the Issuer has a sufficient number of authorized Common Shares (or other securities as contemplated in Section 13(b) above) which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior to such consummation the Company and the Issuer have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in subsections (a) and (b) of this Section 13 and further providing that as promptly as practicable after the consummation of any Flip‑over Event, the Issuer will:

(A)    prepare and file a registration statement under the Securities Act with respect to the Rights and the securities issuable upon exercise of the Rights on an appropriate form, and use its best efforts to cause such registration statement to (1) become effective as soon as practicable after such filing and (2) remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date;

(B)    take all such action as may be appropriate under, or to ensure compliance with, the applicable state securities or “blue sky” laws in connection with the exercisability of the Rights; and

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(C)    deliver to holders of the Rights historical financial statements for the Issuer and each of its affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

(d)    The provisions of this Section 13 will similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Flip‑over Event occurs at any time after the occurrence of a Flip-in Event, except for Rights that have become null and void pursuant to Section 11(a)(ii), Rights that shall not have been previously exercised will cease to be exercisable in the manner provided in Section 11(a)(ii) and will thereafter be exercisable in the manner provided in Section 13(a).

14.    Fractional Rights and Fractional Securities. (a) The Company will not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company will pay as promptly as practicable to the registered holders of the Right Certificates with regard to which such fractional Rights otherwise would be issuable, an amount in cash equal to the same fraction of the current market value of one Right. For the purposes of this Section 14(a), the current market value of one Right is the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights otherwise would have been issuable. The closing price for any day is the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal quotation system with respect to securities listed or admitted to trading on The NASDAQ Stock Market LLC or, if the Rights are not listed or admitted to trading on The NASDAQ Stock Market LLC, as reported in the principal quotation system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such market then in use, or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If the Rights are not publicly held or are not so listed or traded, or are not the subject of available bid and asked quotes, the current market value of one Right will mean the fair value thereof as determined in good faith by the Board of Directors of the Company, which determination will be described in a written statement filed with the Rights Agent.

(b)    The Company will not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares or to register fractional Preferred Shares on the stock transfer books of the Company (other than fractions which are integral multiples of one one-hundredth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-hundredth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement provides that the holders of such depositary receipts have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples

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of one one-hundredth of a Preferred Share, the Company may pay to any Person to whom or which such fractional Preferred Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of one Preferred Share. For purposes of this Section 14(b), the current market value of one Preferred Share is the closing price of the Preferred Shares (as determined in the same manner as set forth for Common Shares in the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date of such exercise; provided, however, that if the closing price of the Preferred Shares cannot be so determined, the closing price of the Preferred Shares for such Trading Day will be conclusively deemed to be an amount equal to the closing price of the Common Shares (determined pursuant to the second sentence of Section 11(d)(i)) for such Trading Day multiplied by one hundred (as such number may be appropriately adjusted to reflect events such as stock splits, stock dividends, recapitalizations or similar transactions relating to the Common Shares occurring after the date of this Agreement); provided further, however, that if neither the Common Shares nor the Preferred Shares are publicly held or listed or admitted to trading on any national securities exchange, or the subject of available bid and asked quotes, the current market value of one Preferred Share will mean the fair value thereof as determined in good faith by the Board of Directors of the Company, which determination will be described in a written statement filed with the Rights Agent.

(c)    Following the occurrence of a Triggering Event, the Company will not be required to issue fractions of Common Shares or other securities issuable upon exercise or exchange of the Rights or to distribute certificates which evidence any such fractional securities or to register any such fractional securities on the stock transfer books of the Company. In lieu of issuing any such fractional securities, the Company may pay to any Person to whom or which such fractional securities would otherwise be issuable an amount in cash equal to the same fraction of the current market value of one such security. For purposes of this Section 14(c), the current market value of one Common Share or other security issuable upon the exercise or exchange of Rights is the closing price thereof (as determined in the same manner as set forth for Common Shares in the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date of such exercise or exchange; provided, however, that if neither the Common Shares nor any such other securities are publicly held or listed or admitted to trading on any national securities exchange, or the subject of available bid and asked quotes, the current market value of one Common Share or such other security will mean the fair value thereof as determined in good faith by the Board of Directors of the Company, which determination will mean the fair value thereof as will be described in a written statement filed with the Rights Agent.

(d)    Whenever a payment of cash in lieu of fractional Rights, fractional Preferred Shares or fractional Common Shares is to be made by the Rights Agent under this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of, any payment of cash in lieu of fractional Rights, fractional Preferred Shares or fractional Common Shares under this Agreement unless and until the Rights Agent shall have received such a certificate and sufficient monies.

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15.    Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent hereunder, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the holder of any Common Shares), may in his own behalf and for his own benefit enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under this Agreement, and injunctive relief against actual or threatened violations of the obligations of any Person subject to this Agreement.

16.    Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(g)Prior to the Distribution Date, the Rights are transferable only in connection with the transfer of the Common Shares;

(h)After the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer, and with the appropriate forms and certificates fully completed and executed;

(i)The Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Share) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Share certificate, if any, made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent will be affected by any notice to the contrary;

(j)Such holder expressly waives any right to receive any fractional Rights and any fractional securities upon exercise or exchange of a Right, except as otherwise provided in Section 14.

(k)Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent will have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided,

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however, that the Company will use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

17.    Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate will be entitled to vote, receive dividends, or be deemed for any purpose the holder of Preferred Shares or any other securities of the Company which may at any time be issuable upon the exercise of the Rights represented thereby, nor will anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of Directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions of this Agreement or exchanged pursuant to the provisions of Section 24.

18.    Concerning the Rights Agent. (a) The Company will pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, negotiation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company will also indemnify the Rights Agent and its affiliates, director, employees. representatives and advisors for, and hold them harmless against, any loss, liability, suit, action, proceeding, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including without limitation the reasonable fees and expenses of legal counsel), incurred without gross negligence, bad faith, or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction), for action taken, suffered or omitted to be taken by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The provisions provided for under this Section 18 and Section 20 below shall survive the exercise or expiration of the Rights, the termination of this Agreement and the resignation, replacement or removal of the Rights Agent. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company.

(b)    The Rights Agent will be protected and will incur no liability for or in respect of any action taken, suffered, or omitted to be taken by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate or other notice evidencing Preferred Shares or Common Shares or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed, and, where necessary, verified or acknowledged, by the proper Person or Persons. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith, unless and until it has received such notice in writing.

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19.    Merger or Consolidation or Change of Name of Rights Agent. (a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any Person succeeding to the stockholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. If at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and if at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates will have the full force provided in the Right Certificates and in this Agreement.

(b)    If at any time the name of the Rights Agent changes and at such time any of the Right Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and if at that time any of the Right Certificates have not been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates will have the full force provided in the Right Certificates and in this Agreement.

20.    Duties of Rights Agent. The Rights Agent undertakes the duties and obligations expressly imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, will be bound:

(l)The Rights Agent may consult with legal counsel (who may be legal counsel for the Rights Agent or the Company or an employee of the Rights Agent), and the advice of such counsel will be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken or omitted to be taken by it in accordance with such advice.

(m)Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the President, any Vice President, the Secretary or the Treasurer of the Company and delivered to the Rights Agent, and such certificate will be full authorization to the Rights Agent for any action taken, suffered or omitted to be taken by it under the provisions of this Agreement in reliance upon such certificate.

(n)The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad

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faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction). Any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent. Anything to the contrary notwithstanding, in no event will the Rights Agent be liable for special, punitive, indirect, incidental or consequential loss or damages of any kind whatsoever (including, without limitation, lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damages. and regardless of the form of the action; and the Company agrees to indemnify the Rights Agent and its affiliates, director, employees. representatives and advisors and to hold them harmless to the fullest extent permitted by law against any loss, liability or expense incurred as a result of claims for special, punitive, incidental, indirect or consequential loss or damages of any kind whatsoever.

(o)The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Company only.

(p)The Rights Agent will not be under any responsibility or have any liability in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Company of any covenant contained in this Agreement or in any Right Certificate; nor will it be responsible for any adjustment required under the provisions of Sections 11 or 13 (including any adjustment which results in Rights becoming null and void) or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of stock or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of stock or other securities will, when issued, be duly authorized, validly issued, fully paid and nonassessable.

(q)The Company will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(r)The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the President, any Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it will not be liable for any action taken or suffered to be taken by it in accordance with instructions of any such officer. The Rights Agent will be fully authorized and protected in relying upon instructions received by any such officer. The Rights Agent will not be held to have notice of any change of authority of any person until receipt of written notice thereof from the Company.

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(s)The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein will preclude the Rights Agent (or its shareholder, affiliate, director, officer or employee) from acting in any other capacity for the Company or for any other Person.

(t)The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct in the absence of gross negligence, bad faith or willful misconduct in the selection and continued employment thereof (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction). The Rights Agent will not be under any duty or responsibility to ensure compliance with any applicable federal or state securities laws in connection with the issuance, transfer or exchange of Right Certificates.

(u)If, with respect to any Right Certificate surrendered to the Rights Agent for exercise, transfer, split up, combination or exchange, either (i) the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 or 2 thereof, or (ii) any other actual or suspected irregularity exists, the Rights Agent will not take any further action with respect to such requested exercise, transfer, split up, combination or exchange without first consulting with the Company, and will thereafter take further action with respect thereto only in accordance with the Company’s written instructions.

(v)No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(w)In the event the Rights Agent reasonably believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Rights Agent hereunder, the Rights Agent shall, as soon as practicable, inform the Company or such Person seeking clarification and may, in its sole discretion, refrain from taking any action, and will be fully protected and will not be liable in any way to the Company or other Person or entity for refraining from taking such action, unless the Rights Agent receives written instructions signed by the Company which eliminates such ambiguity or uncertainty to the reasonable satisfaction of the Rights Agent.

21.    Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 calendar days’ notice in writing mailed to the Company in accordance with Section 26 hereof and, in the event that the Rights Agent or one of its affiliates is not also the transfer agent for the Company, to each transfer agent of the Preferred Shares or the Common Shares by first-class mail, postage prepaid,

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or nationally recognized overnight delivery. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon 30 calendar days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Preferred Shares and the Common Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 30 calendar days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who will, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, will be a corporation or other legal entity organized and doing business under the laws of the United States or of the State of New York (or of any other state of the United States), in good standing, which is authorized under such laws to exercise stockholder services powers and is subject to supervision or examination by federal or state authority and which has, along with its affiliates, at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent will deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Preferred Shares or the Common Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, will not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

22.    Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board of Directors of the Company to reflect any adjustment or change in the Purchase Price per share and the number or kind of securities issuable upon exercise of the Rights made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale by the Company of Common Shares following the Distribution Date and prior to the Expiration Date, the Company (a) will, with respect to Common Shares so issued or sold pursuant to the exercise, exchange or conversion of securities (other than Rights) issued prior to the Distribution Date which are exercisable or exchangeable for, or convertible into Common Shares, and (b) may, in any other case, if deemed necessary, appropriate or desirable by the Board of Directors of the Company, issue Right Certificates representing an equivalent number of Rights as would have been issued in respect of such Common Shares if they had been issued or sold prior to the Distribution Date,

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as appropriately adjusted as provided herein as if they had been so issued or sold; provided, however, that (i) no such Right Certificate will be issued if, and to the extent that, in its good faith judgment the Board of Directors of the Company determines that the issuance of such Right Certificate could have a material adverse tax consequence to the Company or to the Person to whom or which such Right Certificate otherwise would be issued and (ii) no such Right Certificate will be issued if, and to the extent that, appropriate adjustment otherwise has been made in lieu of the issuance thereof.

23.    Redemption. (a) Prior to the Expiration Date, the Board of Directors of the Company may, at its option, redeem all but not less than all of the then‑outstanding Rights at the Redemption Price at any time prior to the Close of Business on the later of (i) the Distribution Date and (ii) the Share Acquisition Date. Any such redemption will be effective immediately upon the action of the Board of Directors of the Company ordering the same, unless such action of the Board of Directors of the Company expressly provides that such redemption will be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified events (in which case such redemption will be effective in accordance with the provisions of such action of the Board of Directors of the Company).

(b)    Immediately upon the effectiveness of the redemption of the Rights as provided in Section 23(a), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights will be to receive the Redemption Price, without interest thereon. Promptly after the effectiveness of the redemption of the Rights as provided in Section 23(a), the Company will publicly announce such redemption and, within 10 calendar days thereafter, will give notice of such redemption to the holders of the then‑outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Company; provided, however, that the failure to give, or any defect in, any such notice will not affect the validity of the redemption of the Rights. Any notice that is mailed in the manner herein provided will be deemed given, whether or not the holder receives the notice. The notice of redemption mailed to the holders of Rights will state the method by which the payment of the Redemption Price will be made. The Company may, at its option, pay the Redemption Price in cash, Common Shares (based upon the current per share market price of the Common Shares (determined pursuant to Section 11(d)) at the time of redemption), or any other form of consideration deemed appropriate by the Board of Directors of the Company (based upon the fair market value of such other consideration, determined by the Board of Directors of the Company in good faith) or any combination thereof. The Company may, at its option, combine the payment of the Redemption Price with any other payment being made concurrently to holders of Common Shares and, to the extent that any such other payment is discretionary, may reduce the amount thereof on account of the concurrent payment of the Redemption Price. If legal or contractual restrictions prevent the Company from paying the Redemption Price (in the form of consideration deemed appropriate by the Board of Directors of the Company) at the time of redemption, the Company will pay the Redemption Price, without interest, promptly after such time as the Company ceases to be so prevented from paying the Redemption Price.

24.    Exchange. (a) The Board of Directors of the Company may, at its option, at any time after the later of the (i) the Distribution Date and (ii) the Share Acquisition Date, exchange

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all or part of the then-outstanding and exercisable Rights (which will not include Rights that have become null and void pursuant to the provisions of Section 11(a)(ii)) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Record Date (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Any such exchange will be effective immediately upon the action of the Board of Directors of the Company ordering the same, unless such action of the Board of Directors of the Company expressly provides that such exchange will be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified events (in which case such exchange will be effective in accordance with the provisions of such action of the Board of Directors of the Company). Prior to effecting an exchange pursuant to this Section 24, the Board of Directors of the Company may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board of Directors of the Company shall then approve (the “Trust Agreement”). If the Board of Directors of the Company so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the Common Shares issuable pursuant to the exchange, and all Persons entitled to receive Common Shares pursuant to the exchange shall be entitled to receive such Common Shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Notwithstanding the foregoing, the Board of Directors of the Company will not be empowered to effect such exchange at any time after any Person (other than the Company or any Related Person), who or which, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the then‑outstanding Common Shares.

(b)    Immediately upon the effectiveness of the exchange of any Rights as provided in Section 24(a), and without any further action and without any notice, the right to exercise such Rights will terminate and the only right with respect to such Rights thereafter of the holder of such Rights will be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. Promptly after the effectiveness of the exchange of any Rights as provided in Section 24(a), the Company will publicly announce such exchange (with prompt written notice thereof also provided to the Rights Agent) and, within 10 calendar days thereafter, will give notice of such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent; provided, however, that the failure to give, or any defect in, such notice will not affect the validity of such exchange. Any notice that is mailed in the manner herein provided will be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange will be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 11(a)(ii)) held by each holder of Rights.

(c)    In any exchange pursuant to this Section 24, the Company, at its option, may substitute for any Common Share exchangeable for a Right (i) equivalent common shares (as such term is used in Section 11(a)(iii)), (ii) cash, (iii) debt securities of the Company, (iv) other assets, or (v) any combination of the foregoing, in any event having an aggregate value, as

32

determined in good faith by the Board of Directors of the Company (which determination will be described in a written statement filed with the Rights Agent), equal to the current market value of one Common Share (determined pursuant to Section 11(d)) on the Trading Day immediately preceding the date of the effectiveness of the exchange pursuant to this Section 24.

25.    Notice of Certain Events. (a) If, after the Distribution Date, the Company proposes (i) to pay any dividend payable in stock of any class to the holders of Preferred Shares or to make any other distribution to the holders of Preferred Shares (other than a regular periodic cash dividend), (ii) to offer to the holders of Preferred Shares rights, options or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of assets or earning power (including, without limitation, securities creating any obligation on the part of the Company and/or any of its Subsidiaries) representing more than 50% of the assets and earning power of the Company and its Subsidiaries, taken as a whole, to any other Person or Persons other than the Company or one or more of its wholly owned Subsidiaries, (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or reclassification of the Common Shares then, in each such case, the Company will give to each holder of a Right Certificate, to the extent feasible and in accordance with Section 26, a notice of such proposed action, which specifies the record date for the purposes of such stock dividend, distribution or offering of rights, options or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or Preferred Shares, if any such date is to be fixed, and such notice will be so given, in the case of any action covered by clause (i) or (ii) above, at least 10 calendar days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and, in the case of any such other action, at least 10 calendar days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares and/or Preferred Shares, whichever is the earlier.

(b)    In case any Triggering Event occurs, then, in any such case, the Company will as soon as practicable thereafter give to the Rights Agent and each holder of a Right Certificate, in accordance with Section 26, a notice in writing of the occurrence of such event, which specifies the event and the consequences of the event to holders of Rights.

(c)    Notwithstanding anything in this Agreement to the contrary, prior to the Distribution Date, a filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of any Rights or of any Common Shares for purposes of this Agreement.

26.    Notices. (a) Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company will be sufficiently given or made if sent in writing by first-class mail, postage prepaid, or overnight

33

delivery service, addressed (until another address is filed in writing with the Rights Agent) as follows:

Kaiser Aluminum Corporation
27422 Portola Parkway, Suite 200
Foothill Ranch, California 92610-2831
Attention: General Counsel
(b)    Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent will be sufficiently given or made if sent in writing by first-class mail, postage prepaid, or overnight delivery service, addressed (until another address is filed in writing with the Company) as follows:

Computershare Inc.
250 Royall Street
Canton, MA 02021
Attention: Client Services

(c)    Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, if prior the Distribution Date, to the holder of any Common Shares) will be sufficiently given or made if sent in writing by first‑class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

27.    Supplements and Amendments. Prior to the time at which the Rights cease to be redeemable pursuant to Section 23, and subject to the penultimate sentence of this Section 27, the Company may in its sole and absolute discretion, and the Rights Agent will if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of Rights or Common Shares. From and after the time at which the Rights cease to be redeemable pursuant to Section 23, and subject to the penultimate sentence of this Section 27, the Company may, and the Rights Agent will if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights or Common Shares in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to supplement or amend the provisions hereunder in any manner which the Company may deem desirable; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such supplement or amendment shall cause the Rights again to become redeemable or cause this Agreement again to become supplementable or amendable otherwise than in accordance with the provisions of this sentence. Without limiting the generality or effect of the foregoing, this Agreement may be supplemented or amended to provide for such voting powers for the Rights and such procedures for the exercise thereof, if any, as the Board of Directors of the Company may determine to be appropriate. Upon the delivery of a certificate from an officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent will execute such supplement or amendment;

34

provided, however, that such supplement or amendment does not adversely affect the rights, duties, obligations or immunities of the Rights Agent under this Agreement. Notwithstanding anything in this Agreement to the contrary, no supplement or amendment may be made which decreases the stated Redemption Price to an amount less than $0.001 per Right. Notwithstanding anything in this Agreement to the contrary, the limitations on the ability of the Board of Directors of the Company to amend this Agreement set forth in this Section 27 shall not affect the power or ability of the Board of Directors of the Company to take any other action that is consistent with its fiduciary duties under Delaware law, including without limitation accelerating or extending the Expiration Date or making any other amendment to this Agreement that is permitted by this Section 27 or adopting a new stockholder rights plan with such terms as the Board of Directors of the Company determines in its sole discretion to be appropriate; provided, however the Rights Agent may, but will not be obligated to, enter into any new stockholder rights agreement that adversely affects the Rights Agent’s own rights, duties, obligations or immunities or that is not substantially similar in form to this Agreement.

28.    Successors; Certain Covenants. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent will be binding on and inure to the benefit of their respective successors and assigns hereunder.

29.    Benefits of This Agreement. Nothing in this Agreement will be construed to give to any Person other than the Company, the Rights Agent, and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement. This Agreement will be for the sole and exclusive benefit of the Company, the Rights Agent, and the registered holders of the Right Certificates (or prior to the Distribution Date, the Common Shares). The Company and, by accepting Rights hereunder, each holder of Rights: (a) irrevocably submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if such court shall lack subject matter jurisdiction, the United States District Court for the District of Delaware, over any suit, action or proceeding arising out of or relating to this Agreement; (b) acknowledge that the forum designated by this Section 29 has a reasonable relation to this Agreement and to such Persons’ relationship with one another; (c) waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in this Section 29; (d) undertake not to commence any action subject to this Agreement in any forum other than the forum described in this Section 29; and (e) agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such Persons.

30.    Governing Law. This Agreement, each Right and each Right Certificate issued hereunder will be deemed to be a contract made under the internal substantive laws of the State of Delaware and for all purposes will be governed by and construed in accordance with the internal substantive laws of such State applicable to contracts to be made and performed entirely within such State.

31.    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, null and void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of

35

this Agreement will remain in full force and effect and will in no way be affected, impaired or invalidated; provided, however, that nothing contained in this Section 31 will affect the ability of the Company under the provisions of Section 27 to supplement or amend this Agreement to replace such invalid, null and void or unenforceable term, provision, covenant or restriction with a legal, valid and enforceable term, provision, covenant or restriction; provided further, however, that if such severed provision affects the rights, immunities, duties or obligations of the Rights Agent, then the Rights Agent will be entitled to resign immediately upon written notice to the Company.

32.    Descriptive Headings, Etc. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and will not control or affect the meaning or construction of any of the provisions hereof. Unless otherwise expressly provided, references herein to Articles, Sections and Exhibits are to Articles, Sections and Exhibits of or to this Agreement.

33.    Determinations and Actions by the Board. (a) For all purposes of this Agreement, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, will be made in accordance with the provisions of Section 382 of the Code, or any successor or replacement provision, and the Treasury Regulations promulgated thereunder. The Board of Directors of the Company will have the exclusive power and authority to administer this Agreement and to exercise or refrain from exercising all rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Agreement, including without limitation the right and power (i) to interpret the provisions of this Agreement (including without limitation Section 27, this Section 33 and other provisions hereof relating to its powers or authority hereunder) and (ii) to make all determinations deemed necessary or advisable for the administration of this Agreement (including without limitation any determination contemplated by Section 1(a) or any determination as to whether particular Rights shall have become null and void). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, any omission with respect to any of the foregoing) which are done or made by the Board of Directors of the Company in good faith will (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties and (y) not subject the Board of Directors of the Company to any liability to any Person, including without limitation the Rights Agent and the holders of the Rights. The Rights Agent is entitled always to assume the Company's Board of Directors acted in good faith and shall be fully protected and incur no liability in reliance thereon.

(b)    If at any time the Board of Directors of the Company determines that a Person has become an Acquiring Person, the Company will give written notice of such determination, indicating the identity of such Person, to the Rights Agent promptly thereafter.  Until such a notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that no Person has become an Acquiring Person.

34.    Process to Seek Exemption. (a) Any Person who desires to effect any transaction that might, if consummated, result in such Person becoming the Beneficial Owner of 4.99% or more of the then-outstanding Common Shares (or, in the case of any Person who would

36

otherwise constitute an Acquiring Person as of the Effective Time but will not be deemed to be an Acquiring Person for any purpose of this Agreement unless and until such time as provided in Section 1(a), any additional Common Shares) (a “Requesting Person”) may, prior to the date of the transaction for which the Requesting Person is seeking a determination, request in writing that the Board of Directors of the Company make a determination under this Plan so that such Person would be deemed to be an “Exempt Person” for purposes of this Plan or such transaction would be deemed to be an “Exempt Transaction” for purposes of this Plan (an “Exemption Request”). Any Exemption Request must be delivered by registered mail, return receipt requested, to the Secretary of the Company at the Company’s principal executive office. Such Exemption Request will be deemed to have been made when actually received by the Company. Any Exemption Request must include: (i) the name, address and telephone number of the Requesting Person; (ii) the number and percentage of Common Shares then Beneficially Owned by the Requesting Person; (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Shares, the maximum number and percentage of Common Shares that the Requesting Person proposes to acquire and the proposed tax treatment thereof; and (iv) a commitment by the Requesting Person that such Requesting Person will not acquire Beneficial Ownership of 4.99% or more of the then-outstanding Common Shares or, if such Requesting Person Beneficially Owns 4.99% or more of the then-outstanding Common Shares, any additional Common Shares prior to such time as the Board has responded to, or is deemed to have responded to, the Exemption Request pursuant to this Section 34. The Board of Directors of the Company will, in good faith, endeavor to respond to any Exemption Request within 30 calendar days of receiving such Exemption Request; provided that the failure of the Board of Directors of the Company to make a determination within such period will be deemed to constitute the denial by the Board of Directors of the Company of the Exemption Request. The Requesting Person must respond promptly to reasonable and appropriate requests for additional information from the Company or the Board of Directors of the Company and its advisors to assist the Board of Directors of the Company in making its determination. As a condition to making any determination requested pursuant to this Section 34(a), the Board of Directors of the Company may, in its discretion, require (at the expense of the Requesting Person) a report from advisors selected by the Board of Directors of the Company to the effect that the proposed transaction or transactions will not result in the application of any limitations on the use by the Company of the Tax Benefits taking into account any and all other transactions that have been consummated prior to receipt of the Exemption Request, any and all other proposed transactions that have been approved by the Board of Directors of the Company prior to receipt of the Exemption Request and any such other actual or proposed transactions involving Common Shares as the Board may require; provided that the Board of Directors of the Company may make the determination requested in the Exemption Request notwithstanding the effect of the proposed transaction or transactions on the Tax Benefits if it determines that such determination is in the best interests of the Company. The Board of Directors of the Company may impose any conditions that it deems reasonable and appropriate in connection with a determination pursuant to this Section 34(a), including without limitation restrictions on the ability of the Requesting Person to transfer Common Shares acquired by it in the transaction or transactions to which such determination relates. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company will maintain the confidentiality of such Exemption Request and the determination of the Board of Directors of the Company with respect thereto, unless the

37

information contained in the Exemption Request or the determination of the Board of Directors of the Company with respect thereto otherwise becomes publicly available.

(b)    The Board of Directors of the Company may make a determination under this Plan so that a Person would be deemed to be an “Exempt Person” for purposes of this Plan or a transaction would be deemed to be an “Exempt Transaction” for purposes of this Plan, whether or not an Exemption Request has been made pursuant to Section 34(a). In connection with such determination, the Board of Directors of the Company may impose any conditions that it deems reasonable and appropriate, including without limitation restrictions on the ability of the transferee to transfer Common Shares acquired by it in the transaction or transactions to which such determination relates. Any determination of the Board of Directors of the Company pursuant to this Section 34(b) may be made prospectively or retroactively.

35.    Suspension of Exercisability or Exchangeability. To the extent that the Board of Directors of the Company determines in good faith that some action will or may need be taken pursuant to, or in order to properly give effect to, Section 7, 11, 13, 21 or 24 or to comply with federal or state securities laws or rules and regulations of any national securities exchange on which the Common Shares are listed or admitted to trading, the Company may suspend the exercisability or exchangeability of the Rights for a reasonable period sufficient to allow it to take such action or comply with such laws or rules and regulations. In the event of any such suspension, the Company will issue as promptly as practicable a public announcement stating that the exercisability or exchangeability of the Rights has been temporarily suspended. The Company shall notify the Rights Agent in writing whenever it makes such a public announcement temporarily suspending the exercisability or exchangeability of the Rights, and whenever such suspension has been lifted. Notice thereof pursuant to Section 26 will not be required. Upon such suspension, any rights of action vested in a holder of Rights will be similarly suspended. Failure to give a notice pursuant to the provisions of this Plan will not affect the validity of any action taken hereunder.

36.    Effective Time. Notwithstanding anything in this Agreement to the contrary, this Agreement will not be effective until the Effective Time.

37.    Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts will for all purposes be deemed to be an original, and all such counterparts will together constitute but one and the same instrument. A signature to this Agreement transmitted electronically will have the same authority, effect and enforceability as an original signature.

38.    Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

KAISER ALUMINUM CORPORATION By:/s/ John M. Donnan Name: John M. Donnan Title: Executive Vice President - Legal, Compliance and Human Resources

COMPUTERSHARE INC. By:/s/ Dennis V. Moccia Name: Dennis V. Moccia Title: Manager, Contract Administration

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EXHIBIT A
CERTIFICATE OF DESIGNATION
of
SERIES A JUNIOR PARTICIPATING
PREFERRED STOCK
of
KAISER ALUMINUM CORPORATION
(Pursuant to Section 151 of the
General Corporation Law of the State of Delaware)
Kaiser Aluminum Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Company”), DOES HEREBY CERTIFY:
That, pursuant to authority vested in the Board of Directors of the Company by its Amended and Restated Certificate of Incorporation, and pursuant to the provisions of Section 151 of the General Corporation Law, the Board of Directors of the Company has adopted the following resolution providing for the issuance of a series of Preferred Stock:
RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Company (the “Board of Directors” or the “Board”) by the Amended and Restated Certificate of Incorporation of the Company, a series of Preferred Stock, par value $0.01 per share (the “Preferred Stock”), of the Company be, and it hereby is, created, and that the designation and amount thereof and the powers, designations, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:
I. Designation and Amount
The shares of such series will be designated as Series A Junior Participating Preferred Stock (the “Series A Preferred”) and the number of shares constituting the Series A Preferred is 900,000. Such number of shares may be increased or decreased by resolution of the Board; provided, however, that no decrease will reduce the number of shares of Series A Preferred to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Series A Preferred.
II. Dividends and Distributions

(a)    Subject to the rights of the holders of any shares of any series of Preferred Stock ranking prior to the Series A Preferred with respect to dividends, the holders of shares of Series A Preferred, in preference to the holders of Common Stock, par value $0.01 per share (the “Common Stock”), of the Company, and of any other junior stock, will be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, dividends payable in cash (except as otherwise provided below) on such dates as are from time to time established for the payment of dividends on the Common Stock (each such date being referred to herein as a “Dividend Payment Date”), commencing on the first Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred (the “First Dividend Payment Date”), in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 or (ii) subject to the provision for adjustment hereinafter set forth, one hundred times the aggregate per share amount of all cash dividends, and one hundred times the aggregate per share amount (payable in kind) of all non‑cash dividends, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Dividend Payment Date or, with respect to the First Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred. In the event that the Company at any time (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding shares of Common Stock, (iii) combines the outstanding shares of Common Stock into a smaller number of shares, or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case and regardless of whether any shares of Series A Preferred are then issued or outstanding, the amount to which holders of shares of Series A Preferred would otherwise be entitled immediately prior to such event under clause (ii) of the preceding sentence will be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b)    The Company will declare a dividend on the Series A Preferred as provided in the immediately preceding paragraph immediately after it declares a dividend on the Common Stock (other than a dividend payable in shares of Common Stock). Each such dividend on the Series A Preferred will be payable immediately prior to the time at which the related dividend on the Common Stock is payable.

(c)    Dividends will accrue on outstanding shares of Series A Preferred from the Dividend Payment Date next preceding the date of issue of such shares, unless (i) the date of issue of such shares is prior to the record date for the First Dividend Payment Date, in which case dividends on such shares will accrue from the date of the first issuance of a share of Series A Preferred or (ii) the date of issue is a Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred entitled to receive a dividend and before such Dividend Payment Date, in either of which events such dividends will accrue from such Dividend Payment Date. Accrued but unpaid dividends will cumulate from the applicable Dividend Payment Date but will not bear interest. Dividends paid on the shares of Series A Preferred in an amount less than the total amount of such dividends at the time accrued and payable on such shares will be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series A Preferred entitled to receive payment of a dividend or distribution declared thereon, which record date will be not more than 60 calendar days prior to the date fixed for the payment thereof.

III. Voting Rights

The holders of shares of Series A Preferred will have the following voting rights:
(a)    Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred will entitle the holder thereof to one hundred votes on all matters submitted to a vote of the stockholders of the Company. In the event the Company at any time (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding shares of Common Stock, (iii) combines the outstanding shares of Common Stock into a smaller number of shares, or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case and regardless of whether any shares of Series A Preferred are then issued or outstanding, the number of votes per share to which holders of shares of Series A Preferred would otherwise be entitled immediately prior to such event will be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b)    Except as otherwise provided herein, in any other Preferred Stock Designation creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred and the holders of shares of Common Stock and any other capital stock of the Company having general voting rights will vote together as one class on all matters submitted to a vote of stockholders of the Company.

(c)    Except as set forth in the Amended and Restated Certificate of Incorporation or herein, or as otherwise provided by law, holders of shares of Series A Preferred will have no voting rights.

IV. Certain Restrictions

(a)    Whenever dividends or other dividends or distributions payable on the Series A Preferred are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred outstanding have been paid in full, the Company will not:

(i)Declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the shares of Series A Preferred;

(ii)Declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the shares of Series A Preferred, except dividends paid ratably on the shares of Series A Preferred and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)Redeem, purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the shares of Series A Preferred; provided, however, that the Company may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the shares of Series A Preferred; or

(iv)Redeem, purchase or otherwise acquire for consideration any shares of Series A Preferred, or any shares of stock ranking on a parity with the shares of Series A Preferred, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, may determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b)    The Company will not permit any majority-owned subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (a) of this Article IV, purchase or otherwise acquire such shares at such time and in such manner.

V. Reacquired Shares

Any shares of Series A Preferred purchased or otherwise acquired by the Company in any manner whatsoever will be retired and canceled promptly after the acquisition thereof. All such shares will upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Amended and Restated Certificate of Incorporation of the Company, or in any other Preferred Stock Designation creating a series of Preferred Stock or any similar stock or as otherwise required by law.
VI. Liquidation, Dissolution or Winding Up

Upon any liquidation, dissolution or winding up of the Company, no distribution will be made (a) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the shares of Series A Preferred unless, prior thereto, the holders of shares of Series A Preferred have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment; provided, however, that the holders of shares of Series A Preferred will be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to one hundred times the aggregate amount to be distributed per share to holders of shares of Common Stock or (b) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the shares of Series A Preferred, except distributions made ratably on the shares of Series A Preferred and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Company at any time (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding shares of Common Stock, (iii) combines the outstanding shares of Common Stock into a smaller number of shares, or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case and regardless of whether any shares of Series A Preferred are then issued or outstanding, the aggregate amount to which each holder of shares of Series A Preferred would otherwise be entitled immediately prior to such event under the proviso in clause (a) of the preceding sentence will be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
VII. Consolidation, Merger, Etc.

In the event that the Company enters into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then, in each such case, each share of Series A Preferred will at the same time be similarly exchanged for or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to one hundred times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company at any time (a) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (b) subdivides the outstanding shares of Common Stock, (c) combines the outstanding shares of Common Stock in a smaller number of shares, or (d) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case and regardless of whether any shares of Series A Preferred are then issued or outstanding, the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred will be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
VIII. Redemption

The shares of Series A Preferred are not redeemable.
IX. Rank

The Series A Preferred rank, with respect to the payment of dividends and the distribution of assets, junior to all other series of the Company’s Preferred Stock.
X. Amendment

Notwithstanding anything contained in the Amended and Restated Certificate of Incorporation of the Company to the contrary and in addition to any other vote required by applicable law, the Amended and Restated Certificate of Incorporation of the Company may not

be amended in any manner that would materially alter or change the powers, preferences or special rights of the Series A Preferred so as to affect them adversely without the affirmative vote of the holders of at least 67% of the outstanding shares of Series A Preferred, voting together as a single series.
IN WITNESS WHEREOF, I have signed this Certificate of Designation on behalf of Kaiser Aluminum Corporation this 7th day of April 2016.

KAISER ALUMINUM CORPORATION By: Name: Title:

EXHIBIT B
FORM OF RIGHT CERTIFICATE
Certificate No. R-____________                        __________ Rights
NOT EXERCISABLE AFTER April 7, 2019 OR EARLIER IF REDEEMED, EXCHANGED OR AMENDED. THE RIGHTS ARE SUBJECT TO REDEMPTION, EXCHANGE AND AMENDMENT AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES SPECIFIED IN THE RIGHTS AGREEMENT, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR AN ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR A TRANSFEREE THEREOF MAY BECOME NULL AND VOID.
Right Certificate
KAISER ALUMINUM CORPORATION
This certifies that _______________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions, and conditions of the Tax Asset Protection Rights Agreement, dated as of April 7, 2016 (the “Rights Agreement”), between Kaiser Aluminum Corporation, a Delaware corporation (the “Company”), and Computershare Inc., a Delaware corporation (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to the Expiration Date (as such term is defined in the Rights Agreement) at the offices of the Rights Agent designated for such purpose, one one-hundredth of a fully paid nonassessable share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Shares”), of the Company, at a purchase price of $400.00 per one one-hundredth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and related Certificate duly executed. If this Right Certificate is exercised in part, the holder will be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised. The number of Rights evidenced by this Right Certificate (and the number of one one-hundredths of a Preferred Share which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of the date of the Rights Agreement, based on the Preferred Shares as constituted at such date.
As provided in the Rights Agreement, the Purchase Price and/or the number and/or kind of securities issuable upon the exercise of the Rights evidenced by this Right Certificate are subject to adjustment upon the occurrence of certain events.
This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of the Rights under the circumstances specified in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and can be obtained from the Company without charge upon written request therefor. Terms used herein with initial capital letters and not defined herein are used herein with the meanings ascribed thereto in the Rights Agreement.
Pursuant to the Rights Agreement, from and after the occurrence of a Flip‑in Event, any Rights that are Beneficially Owned by (i) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (ii) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the occurrence of a Flip‑in Event, or (iii) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the Flip‑in Event pursuant to either (a) a transfer from an Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (b) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding certain provisions of the Rights Agreement, and subsequent transferees of any of such Persons, will be null and void without any further action and any holder of such Rights will thereafter have no rights whatsoever with respect to such Rights under any provision of the Rights Agreement. From and after the occurrence of a Flip‑in Event, no Right Certificate will be issued that represents Rights that are or have become null and void pursuant to the provisions of the Rights Agreement, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to the provisions of the Rights Agreement will be canceled.
This Right Certificate, with or without other Right Certificates, may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates entitling the holder to purchase a like number of one one-hundredths of a Preferred Share (or other securities, as the case may be) as the Right Certificate or Right Certificates surrendered entitled such holder (or former holder in the case of a transfer) to purchase, upon presentation and surrender hereof at the office of the Rights Agent designated for such purpose, with the Form of Assignment (if appropriate) and the related Certificate duly executed.
Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.001 per Right or may be exchanged in whole or in part. The Rights Agreement may be supplemented and amended by the Company, as provided therein.
The Company is not required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the option of the Company, be evidenced by depositary receipts) or other securities issuable upon the exercise of any Right or Rights evidenced hereby. In lieu of issuing such fractional Preferred Shares or other securities, the Company may make a cash payment, as provided in the Rights Agreement.

No holder of this Right Certificate, as such, will be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable upon the exercise of the Right or Rights represented hereby, nor will anything contained herein or in the Rights Agreement be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate have been exercised in accordance with the provisions of the Rights Agreement.
This Right Certificate will not be valid or obligatory for any purpose until it has been countersigned by the Rights Agent.
WITNESS the facsimile signature of the officers of the Company and its corporate seal. Dated as of ________, ____.

ATTEST:	KAISER ALUMINUM CORPORATION By: Name: Title:

Countersigned: COMPUTERSHARE INC. By: Authorized Signature

Form of Reverse Side of Right Certificate
FORM OF ASSIGNMENT
(To be executed by the registered holder if such
holder desires to transfer the Right Certificate)
FOR VALUE RECEIVED, _______________ hereby sells, assigns and transfers unto ______________________________________________________________________________
(Please print name and address of transferee)
______________________________________________________________________________ this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.
Dated: __________, ____

Signature
Signature Guaranteed: _____________________________

Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) at a guarantee level satisfactory to the Rights Agent. A notary public is not sufficient.

CERTIFICATE
The undersigned hereby certifies by checking the appropriate boxes that:
(1)    the Rights evidenced by this Right Certificate [  ] are [  ] are not being sold, assigned, transferred, split up, combined or exchanged by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement);
(2)    after due inquiry and to the best knowledge of the undersigned, it [  ] did [  ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.
Dated: __________, ____

Signature

FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to
exercise the Right Certificate)
To Kaiser Aluminum Corporation:
The undersigned hereby irrevocably elects to exercise __________ Rights represented by this Right Certificate to purchase the one one-hundredths of a Preferred Share or other securities issuable upon the exercise of such Rights and requests that certificates for such securities be issued in the name of and delivered to:
Please insert social security
or other identifying number:     _________________________________________________________________________

______________________________________________________________________________________________________
(Please print name and address)
______________________________________________________________________________________________________
If such number of Rights is not all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights will be registered in the name of and delivered to:
Please insert social security
or other identifying number: _____________________________________________________________

_____________________________________________________________________________________    (Please print name and address)
_____________________________________________________________________________________

Dated: __________, ____

Signature
Signature Guaranteed: _____________________________

Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) at a guarantee level satisfactory to the Rights Agent. A notary public is not sufficient.

CERTIFICATE
The undersigned hereby certifies by checking the appropriate boxes that:
(1)    the Rights evidenced by this Right Certificate [  ] are [  ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined pursuant to the Rights Agreement);
(2)    after due inquiry and to the best knowledge of the undersigned, it [  ] did [  ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was, or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.
Dated: __________, ____

Signature

NOTICE

Signatures on the foregoing Form of Assignment and Form of Election to Purchase and in the related Certificates must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.
Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved medallion signature program) pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

EXHIBIT C
SUMMARY OF RIGHTS TO PURCHASE PREFERRED STOCK
On April 7, 2016, the Board of Directors of Kaiser Aluminum Corporation adopted a rights plan and declared a dividend of one preferred share purchase right for each outstanding share of Kaiser Aluminum Corporation’s common stock, par value $0.01 per share. The dividend is payable on April 22, 2016 to our stockholders of record on that date. The terms of the rights and the rights plan are set forth in a Tax Asset Protection Rights Agreement, dated as of April 7, 2016, by and between Kaiser Aluminum Corporation and Computershare Inc., as rights agent.
Our Board adopted the rights plan in an effort to protect stockholder value by attempting to protect against a possible limitation on our ability to use our net operating loss carryforwards and other tax attributes to reduce potential future federal income tax obligations. Under the Internal Revenue Code and rules promulgated by the Internal Revenue Service, we may “carry forward” tax losses and credits in certain circumstances to offset any current and future earnings and thus reduce our federal income tax liability, subject to certain requirements and restrictions. To the extent that our tax attributes do not otherwise become limited, we believe that we will be able to carry forward a significant amount of losses and credits, and therefore these tax attributes could be a substantial asset to us. However, if we experience an “ownership change,” as defined in Section 382 of the Internal Revenue Code, our ability to use these tax attributes will be substantially limited, and the timing of the usage of the tax attributes could be substantially delayed, which could significantly impair the value of that asset.
In general terms, the rights plan imposes a significant penalty upon any person or group that acquires beneficial ownership of 4.99% or more of our outstanding common stock without the prior approval of our Board. A person or group that acquires a percentage of our common stock in excess of that threshold is called an “acquiring person.” Any rights held by an acquiring person are null and void and may not be exercised. The term “beneficial ownership” is defined in the rights plan and generally means direct or constructive ownership as determined under Section 382 of the Internal Revenue Code.
This summary of rights provides a general description of the rights plan. Because it is only a summary, this description should be read together with the entire rights plan, which we incorporate in this summary by reference. We have filed the rights plan with the Securities and Exchange Commission as an exhibit to our registration statement on Form 8-A. Upon written request, we will provide a copy of the rights plan free of charge to any stockholder.
The Rights. Our Board of Directors authorized the issuance of one right per each outstanding share of our common stock on April 22, 2016. If the rights become exercisable, each right would allow its holder to purchase from us one one-hundredth of a share of our Series A Junior Participating Preferred Stock for a purchase price of $400.00. Each fractional share of preferred stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of our common stock. Prior to exercise, however, a right does not give its holder any dividend, voting or liquidation rights.

Exercisability. The rights will not be exercisable until the earlier of:

•	10 days after a public announcement by Kaiser Aluminum Corporation that a person or group has become an acquiring person; and

•

•
10 business days (or a later date determined by our Board) after a person or group begins a tender or exchange offer that, if completed, would result in that person or group becoming an acquiring person.

We refer to the date that the rights become exercisable as the “distribution date.” Until the distribution date, our common stock certificates will also evidence the rights and will contain a notation to that effect. Any transfer of shares of common stock prior to the distribution date will constitute a transfer of the associated rights. After the distribution date, the rights will separate from the common stock and be evidenced by right certificates, which we will mail to all holders of rights that have not become null and void.
After the distribution date, if a person or group already is or becomes an acquiring person, all holders of rights, except the acquiring person, may exercise their rights upon payment of the purchase price to purchase shares of our common stock (or other securities or assets as determined by the Board) with a market value of two times the purchase price. We refer to this as a “flip-in event.”
After the distribution date, if a flip-in event has already occurred and Kaiser Aluminum Corporation is acquired in a merger or similar transaction, all holders of rights except the acquiring person may exercise their rights upon payment of the purchase price, to purchase shares of the acquiring or other appropriate entity with a market value of two times the purchase price of the rights. We refer to this as a “flip-over event.”
Rights may be exercised to purchase our preferred shares only after the distribution date occurs and prior to the occurrence of a flip-in event as described above. A distribution date resulting from the commencement of a tender offer or exchange offer as described in the second bullet point above could precede the occurrence of a flip-in event, in which case the rights could be exercised to purchase our preferred shares. A distribution date resulting from any occurrence described in the first bullet point above would necessarily follow the occurrence of a flip-in event, in which case the rights could be exercised to purchase shares of common stock (or other securities or assets) as described above.
Exempted Persons and Exempted Transactions. Our Board of Directors recognizes that there may be instances when an acquisition of our common stock that would cause a stockholder to become an acquiring person may not jeopardize the availability of any tax attributes to Kaiser Aluminum Corporation. Accordingly, the rights plan grants discretion to the Board to designate a person as an “Exempt Person” or to designate a transaction involving our common stock as an “Exempt Transaction.” An “Exempt Person” cannot become an acquiring person under the rights plan. Our Board can revoke an “Exempt Person” designation if it subsequently makes a contrary determination regarding whether a person jeopardizes the availability of tax attributes to Kaiser Aluminum Corporation.

Expiration. The rights will expire on the earliest of (i) April 7, 2019, which is the third anniversary of date on which our Board adopted the rights plan and declared a dividend of the rights, or such earlier date as of which our Board determines that the rights plan is no longer necessary for the preservation of our tax assets, (ii) the time at which the rights are redeemed, (iii) the time at which the rights are exchanged, (iv) the effective time of the repeal of Section 382 of the Code or any successor statute if the Board determines that the rights plan is no longer necessary for the preservation of our tax assets, (v) the first day of a taxable year of the Company to which the Board determines that no NOLs or other tax assets may be carried forward, and (v) the day following the certification of the voting results of Kaiser Aluminum Corporation’s 2016 annual meeting of stockholders, if stockholder approval of the rights plan has not been obtained prior to that date.
Redemption. Our Board may redeem all (but not less than all) of the rights for a redemption price of $0.001 per right at any time before the later of the distribution date and the date of the first public announcement or disclosure by Kaiser Aluminum Corporation that a person or group has become an acquiring person. Once the rights are redeemed, the right to exercise rights will terminate, and the only right of the holders of rights will be to receive the redemption price. The redemption price will be adjusted if we declare a stock split or issue a stock dividend on our common stock.
Exchange. After the later of the distribution date and the date of the first public announcement by Kaiser Aluminum Corporation that a person or group has become an acquiring person, but before an acquiring person owns 50% or more of our outstanding common stock, our Board may exchange each right (other than rights that have become null and void) for one share of common stock or an equivalent security.
Anti-Dilution Provisions. Our Board may adjust the purchase price of the preferred shares, the number of preferred shares issuable and the number of outstanding rights to prevent dilution that may occur as a result of certain events, including, among others, a stock dividend, a stock split or a reclassification of the preferred shares or our common stock. No adjustments to the purchase price of less than one percent will be made.
Amendments. Before the time rights cease to be redeemable, our Board may amend or supplement the rights plan without the consent of the holders of the rights, except that no amendment may decrease the redemption price below $0.001 per right. At any time thereafter, our Board may amend or supplement the rights plan to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions or to make any additional changes to the rights plan, but only to the extent that those changes do not impair or adversely affect any rights holder and do not result in the rights again becoming redeemable. The limitations on our Board’s ability to amend the rights plan does not affect our Board’s power or ability to take any other action that is consistent with its fiduciary duties, including without limitation accelerating or extending the expiration date of the rights, making any amendment to the rights plan that is permitted by the rights plan or adopting a new rights plan with such terms as our Board determines in its sole discretion to be appropriate.
* * *

Kaiser Aluminum Corporation

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends you vote "FOR ALL" the nominees listed in the following proposal.

1. Election of Directors: 01 - Alfred E. Osborne, Jr. 02 - Jack Quinn 03 - Thomas M. Van Leeuwen

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

____

The Board of Directors recommends you vote "FOR" the following proposals:

Proposal	For	Against	Abstain
2. ADVISORY VOTE TO APPROVE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE PROXY STATEMENT	☐	☐	☐
3. APPROVAL OF KAISER ALUMINUM CORPORATION 2016 EQUITY AND PERFORMANCE INCENTIVE COMPENSATION PLAN	☐	☐	☐
4. APPROVAL OF AMENDMENT TO KAISER ALUMINUM CORPORATION'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	☐	☐	☐
5. RATIFICATION OF ADOPTION OF TAX ASSET PROTECTION PLAN	☐	☐	☐
6. RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2016	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 2 7 7 0 8 2 2

02C8VB

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The Proxy Statement and the 2015 Annual Report to Stockholders are available at: **www.edocumentview.com/KALU**

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — KAISER ALUMINUM CORPORATION

27422 Portola Parkway, Suite 200
Foothill Ranch, California 92610

This proxy is solicited by the Board of Directors of Kaiser Aluminum Corporation for the annual meeting of stockholders to be held on May 26, 2016.

The undersigned hereby appoints Jack A. Hockema, Daniel J. Rinkenberger and John M. Donnan, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Kaiser Aluminum Corporation common stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the annual meeting of stockholders to be held 9:00 a.m. Pacific Time on Thursday, May 26, 2016, at the corporate office of Kaiser Aluminum Corporation, located at 27422 Portola Parkway, Suite 200, Foothill Ranch, California 92610, or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR ALL" THE NOMINEES LISTED IN PROPOSAL 1 ON THE REVERSE SIDE, "FOR" PROPOSALS 2, 3, 4, 5, AND 6 AND IN ACCORDANCE WITH THE DISCRETION OF THE PERSON VOTING THE PROXY WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

You may revoke this proxy prior to the time this proxy is voted by (i) voting again over the Internet or by telephone no later than 11:59 p.m. Eastern Time, on Wednesday, May 25, 2016, (ii) submitting a properly signed proxy card with a later date, (iii) delivery, no later than 5:00 p.m., Eastern Time, on Wednesday, May 25, 2016, written notice of revocation to the Secretary of Kaiser Aluminum Corporation c/o Computershare, P.O. Box 43126, Providence, Rhode Island 02940-5138 or (iv) attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting alone will not revoke your proxy. To change your vote, you must also vote in person at the Annual Meeting.

(Continued and to be marked, dated and signed, on the other side)